                                  SCHEDULE 14A
                                 (RULE 14A-101)
                               (AMENDMENT NO. 1)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /
      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
      / /        Confidential, for Use of the Commission Only (as permitted by Rule
                 14a-6(e)(2))

                   THE MONTANA POWER COMPANY
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

                                 N/A
      ----------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement, if other than the
                                         Registrant)

Payment of Filing Fee (Check the appropriate box):


/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                    [MONTANA_POWER_LOGO]                                                           [LOGO]

                                                            [            ], 2001

              RESTRUCTURING PROPOSED--YOUR VOTE IS VERY IMPORTANT

Dear Shareholders:


    The Board of Directors of The Montana Power Company announced in March 2000 that it would begin the process of divesting The Montana Power Company's multiple energy businesses in order to focus on its telecommunications business, Touch America, Inc. Following this announcement, The Montana Power Company successfully entered into agreements to divest itself of all the energy businesses, and now asks for your vote to complete the restructuring.



    The Board has approved a merger whereby Touch America Holdings, Inc., a recently created company, will own what is today the telecommunications business of The Montana Power Company. In the merger, shareholders of The Montana Power Company will be deemed to receive one share of Touch America Holdings, Inc. for each share of The Montana Power Company. Immediately following this merger, the remaining energy business of The Montana Power Company, its utility business, will be sold to NorthWestern Corporation. Upon completion of this merger and the sale of the utility business to NorthWestern, Touch America Holdings, Inc. will own Touch America, Inc. and Tetragenics Company, which will be its telecommunications operating business.



    The Montana Power Company will hold a special meeting of our shareholders to consider and vote on the merger and the sale of the utility business to NorthWestern. In addition, shareholders of common stock will be asked to vote in favor of the redemption of The Montana Power Company's outstanding Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series. Whether or not you plan to attend the special meeting, please take the time to vote by following the instructions on your proxy card.


    The place, date and time of the special meeting is as follows:


                            The Mother Lode Theatre
                                  316 W. Park
                                 Butte, Montana
                      May 30, 2001, 1:30 p.m., local time



    I ENTHUSIASTICALLY SUPPORT THE RESTRUCTURING AND JOIN WITH THE MONTANA POWER COMPANY'S BOARD IN RECOMMENDING THAT YOU VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT, THE SALE OF THE UTILITY BUSINESS TO NORTHWESTERN AND THE REDEMPTION OF THE PREFERRED STOCK.


--------------------------

Sincerely,
/s/ Robert P. Gannon
Robert Gannon
Chairman and Chief Executive Officer
The Montana Power Company


    FOR A DISCUSSION OF RISK FACTORS WHICH YOU SHOULD CONSIDER IN EVALUATING THE RESTRUCTURING, SEE "RISK FACTORS" BEGINNING ON PAGE 17.


    Up to 108,384,000 shares of Touch America Holdings' common stock, par value $.01 per share, and up to 580,389 shares of Touch America Holdings' Preferred Stock, par value $.01 per share, may be issued in connection with the merger. The Touch America Holdings' common stock will be listed on the New York Stock Exchange and the Pacific Exchange, Inc. Touch America Holdings' common stock will trade under the ticker symbol "TAA".

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


    THIS PROXY STATEMENT/PROSPECTUS IS DATED [            ], 2001, AND IS FIRST
BEING MAILED TO SHAREHOLDERS ON OR ABOUT [            ], 2001.

                              [MONTANA_POWER_LOGO]

                            ------------------------


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 2001


                            ------------------------

To the Shareholders of The Montana Power Company:


    It is our pleasure to invite you to a special meeting of the shareholders of The Montana Power Company on Wednesday, May 30, 2001, at 1:30 p.m., local time, at the Mother Lode Theatre, 316 W. Park, Butte, Montana, for the following purpose:


    To consider and vote upon three separate but related proposals:


    PROPOSAL ONE: Approval of the agreement and plan of merger among The Montana Power Company, Touch America Holdings, Inc., a Delaware corporation and wholly owned subsidiary of The Montana Power Company, and The Montana Power L.L.C., a Montana limited liability company and wholly owned subsidiary of Touch America Holdings, dated as of February 20, 2001, the result of which is that holders of common shares of The Montana Power Company will be deemed to receive one share of Touch America Holdings' common stock for each share of common stock of The Montana Power Company and holders of shares of Preferred Stock, $6.875 Series of The Montana Power Company will be deemed to receive one share of Touch America Holdings' Preferred Stock, $6.875 Series for each share of Preferred Stock, $6.875 Series of The Montana Power Company.


    PROPOSAL TWO: Approval of the sale of substantially all of the assets of The Montana Power Company relating to its utility business as contemplated by the Unit Purchase Agreement between NorthWestern Corporation, The Montana Power Company and Touch America Holdings, Inc. dated as of September 29, 2000.

    PROPOSAL THREE: Approval of the redemption of The Montana Power Company's outstanding Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series.


    Approval of the merger agreement is contingent upon the approval of the sale of the utility business to NorthWestern. The Montana Power Company, Touch America Holdings and The Montana Power L.L.C. will not complete the merger unless The Montana Power Company's shareholders approve the sale of the utility business to NorthWestern. We cannot complete the merger and the sale of the utility business to NorthWestern unless holders of at least two-thirds of all the shares outstanding and entitled to vote at the special meeting vote together as a single class to approve the merger agreement and the sale of the utility business to NorthWestern.



    Approval of the redemption of the preferred stock is not contingent upon the approval of the sale of the utility business to NorthWestern or the merger agreement. We cannot complete the redemption of the preferred stock unless holders of a least a majority of all of our common shares outstanding and entitled to vote at the special meeting vote to approve the redemption of the preferred stock.



    If the redemption of the preferred stock is not approved by at least a majority of all of our common shareholders, each shareholder of The Montana Power Company's Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series will be deemed to receive in the merger one share of Touch America Holdings' Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series, for each outstanding share of The Montana Power Company's Preferred Stock $4.20 Series and Preferred Stock $6.00 Series, respectively. The terms of the Touch America Holdings' Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series will be identical to the terms of The Montana Power Company Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series, respectively.



    Separately, and independent of the merger and this special meeting, the Board has determined it would be in the best interest of The Montana Power Company and its shareholders to initiate a tender offer for the Preferred Stock, $6.875 Series of The Montana Power Company. We are not asking for you to take any action on this matter at the current time.



    Shareholders who owned either our common or preferred stock on March 27, 2001 are entitled to vote on the merger agreement and the sale of the utility business to NorthWestern at the special meeting. Shareholders who owned our common stock on March 27, 2001 are entitled to vote on the redemption of the preferred stock.



    The members of the Board present at the relevant meetings have adopted and approved the sale of the utility business to NorthWestern, the merger agreement and the redemption of the preferred stock and recommended that our shareholders vote for each of these proposals.


    We will transact no other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement of it by the Board.


    The accompanying proxy is solicited by the Board of Directors of The Montana Power Company, a Montana corporation, for use at the special meeting on May 30, 2001, or at any adjournment thereof.


    The accompanying proxy statement was mailed on or about [            ].
These materials are also available on our home page (www.mtpower.com).


    FOR MORE INFORMATION ABOUT THE RESTRUCTURING DESCRIBED ABOVE AND THE RELATED TRANSACTIONS, PLEASE REVIEW THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS, THE MERGER AGREEMENT ATTACHED TO IT AS ANNEX A, AND THE UNIT PURCHASE AGREEMENT ATTACHED TO IT AS ANNEX B.



    WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. WE ARE ALSO OFFERING YOU THE CHANCE TO CAST YOUR VOTE BY TELEPHONE OR COMPUTER. YOU MAY VOTE BY TELEPHONE OR COMPUTER BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD.



    PLEASE DO NOT SEND ANY SHARE CERTIFICATES AT THIS TIME. FOLLOWING THE MERGER, TOUCH AMERICA HOLDINGS, INC. WILL MAIL APPROPRIATE TRANSMITTAL MATERIALS AND INSTRUCTIONS ADVISING YOU OF THE PROCEDURE TO BE USED FOR SURRENDER OF YOUR MONTANA POWER COMPANY SHARE CERTIFICATES IN EXCHANGE FOR SHARE CERTIFICATES OF TOUCH AMERICA HOLDINGS, INC. PRIOR TO THIS EXCHANGE, YOUR EXISTING SHARE CERTIFICATES OF THE MONTANA POWER COMPANY WILL BE DEEMED TO REPRESENT FOR ALL PURPOSES THE RIGHT TO RECEIVE CERTIFICATES REPRESENTING TOUCH AMERICA HOLDINGS, INC.'S SHARES.


                                          By Order of the Board of Directors,
                                          /s/ Patrick T. Fleming
                                          Corporate Secretary

Butte, Montana
[      ], 2001

                      REFERENCES TO ADDITIONAL INFORMATION


    This proxy statement/prospectus incorporates important business and financial information about The Montana Power Company and Touch America Holdings, Inc. from other documents that are not included in or delivered with this proxy statement/prospectus. This information is available to you without charge upon your written or oral request. You can obtain those documents incorporated by reference in this proxy statement/prospectus by requesting them in writing or by telephone from MPC at the following address:


                           THE MONTANA POWER COMPANY
                  C/O CORPORATE INVESTOR COMMUNICATIONS, INC.
                               111 COMMERCE ROAD
                              CARLSTADT, NJ 07072

                         INDIVIDUAL SHAREHOLDERS SHOULD
                                     CALL:
                                 1-800-793-1283

                         BANKS AND BROKERS SHOULD CALL:
                                 (201) 896-2633


    IF YOU WOULD LIKE TO REQUEST DOCUMENTS, PLEASE DO SO BY MAY 21, 2001, IN ORDER TO RECEIVE THEM BEFORE YOUR SPECIAL MEETING.



    See "Where You Can Find More Information" below on page 82.

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
QUESTIONS AND ANSWERS ABOUT THE RESTRUCTURING...............       1

SUMMARY.....................................................       5
  General...................................................       5
  The Restructuring.........................................       7
  The Companies.............................................      12

RISK FACTORS................................................      17

SELECTED HISTORICAL CONDENSED CONSOLIDATED FINANCIAL DATA OF
  MPC.......................................................      24

SELECTED UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
  FINANCIAL DATA OF TOUCH AMERICA HOLDINGS..................      25

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS...........      26

THE SPECIAL MEETING.........................................      27
  Date, Time and Place......................................      27
  Purpose of the Special Meeting............................      27
  Record Date; Shares Entitled to Vote; Quorum..............      27
  Vote Required.............................................      27
  Voting by MPC Directors and Executive Officers............      28
  Voting of Proxies.........................................      28
  Changing the Vote.........................................      29
  Revocability of Proxies...................................      29
  Solicitation of Proxies...................................      29

THE RESTRUCTURING...........................................      30
  General Description of the Restructuring..................      30
  Background of the Restructuring...........................      30
  Reasons for the Restructuring and the MPC Board
    Recommendation..........................................      32
  Use of Proceeds from the Sale of the Energy Businesses....      35
  Interests of MPC's Directors and Management in the
    Restructuring...........................................      35
  Outstanding Stock-Based Grants Under MPC's Long-Term
    Incentive Plan..........................................      36
  Change of Control Agreements..............................      36
  Employee Benefit Plans....................................      38
  Indemnification...........................................      40
  Listing of Touch America Holdings' Capital Stock..........      40
  Dividends.................................................      40
  Material U.S. Federal Income Tax Consequences of the
    Merger..................................................      40
  Accounting Treatment......................................      42
  Dissenters' or Appraisal Rights...........................      42
  Resale of Touch America Holdings' Common Stock............      44

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS; DIRECTORS;
  AND EXECUTIVE OFFICERS....................................      45
  Security Ownership of Certain Beneficial Owners of MPC....      45
  Security Ownership of Management of MPC...................      45

                                                                PAGE
                                                              --------
REGULATORY MATTERS..........................................      48
  General...................................................      48
  Federal Energy Regulatory Commission......................      48
  Federal Communications Commission.........................      49
  United States Antitrust Law...............................      49
  State Approvals or Filings................................      50

THE MERGER AGREEMENT........................................      51
  The Merger Between MPC and The Montana Power L.L.C........      51
  Timing....................................................      51
  Merger Consideration......................................      51
  Conditions to the Completion of the Merger................      51
  Termination of the Merger Agreement.......................      51

THE PURCHASE AGREEMENT......................................      52
  The Sale of the Utility Business to NorthWestern..........      52
  Timing of Closing.........................................      52
  Consideration.............................................      52
  Conditions to the Completion of the Sale of the Utility
    Business to NorthWestern................................      52
  No Solicitation by MPC and Touch America Holdings.........      53
  Termination of the Purchase Agreement.....................      55
  Termination Fees; Reimbursement of Expenses...............      56
  Interim Operations of MPC.................................      57
  Indemnification...........................................      59
  Amendment; Extension and Waiver...........................      60
  Representations and Warranties............................      61

THE REDEMPTION OF THE PREFERRED STOCK.......................      61

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF
  TOUCH AMERICA HOLDINGS....................................      62

DESCRIPTION OF TOUCH AMERICA HOLDINGS' CAPITAL STOCK........      71
  General...................................................      71
  Common Stock..............................................      71
  Preferred Stock...........................................      71

                                                                PAGE
                                                              --------
COMPARISON OF SHAREHOLDER RIGHTS............................      73
  Corporate Governance......................................      73
  Authorized Capital Stock..................................      73
  Number of Directors.......................................      74
  Classified Board..........................................      74
  Cumulative Voting.........................................      74
  Vacancies on the Board....................................      75
  Removal of Directors......................................      75
  Vote Required for Shareholder Actions.....................      76
  Shareholder Action By Written Consent.....................      76
  Special Meetings of Shareholders..........................      77
  Amendments to Governing Documents.........................      77
  Preemptive Rights.........................................      78
  Indemnification of Directors, Officers, Employees and
    Agents..................................................      78
  Limitation on Director Liability..........................      78
  Business Combinations.....................................      79
  Dissenters' or Appraisal Rights...........................      79
  Anti-Takeover Statutes....................................      80
  Shareholder Rights Plan...................................      80

LEGAL MATTERS...............................................      81

EXPERTS.....................................................      81

SHAREHOLDER PROPOSALS.......................................      81

OTHER MATTERS...............................................      81

WHERE YOU CAN FIND MORE INFORMATION.........................      82

INDEX TO FINANCIAL STATEMENTS...............................     F-1



       ANNEXES
---------------------
Annex A                 Agreement and Plan of Merger

Annex B                 Unit Purchase Agreement

Annex C                 Montana Business Corporation Act Sections 35-1-826 through
                          35-1-839

                 QUESTIONS AND ANSWERS ABOUT THE RESTRUCTURING

Q: WHEN AND WHERE IS THE SHAREHOLDERS MEETING?


A: The special shareholders meeting will take place on Wednesday, May 30, 2001 at The Mother Lode Theatre, 316 W. Park, Butte, Montana.


Q: WHAT WILL HAPPEN IN THE RESTRUCTURING?


A: The restructuring is comprised of three steps: (1) the redemption of preferred stock, (2) the merger and (3) the sale of the utility business to NorthWestern. First, prior to the merger, MPC will redeem the outstanding Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series. Second, MPC will merge with and into The Montana Power L.L.C., with The Montana Power L.L.C., which is wholly owned by Touch America Holdings surviving the merger. As a result of this merger, Touch America Holdings will become the owner of the telecommunications business and the utility business of MPC, and shareholders of MPC will become stockholders of Touch America Holdings. Finally, immediately following the merger, Touch America Holdings will sell The Montana Power L.L.C. to NorthWestern. As a result of the restructuring, NorthWestern will own and control MPC's regulated electric and natural gas utilities which represented approximately 42% of MPC's 1999 consolidated revenue, (excluding intersegment revenues) and approximately 43% of MPC's 1999 consolidated net income. At the same time, Touch America Holdings will own Touch America, Inc. and Tetragenics Company, its telecommunications operating businesses.


Q: WHAT WILL I RECEIVE FOR MY SHARES?

A: As a result of the merger, each common shareholder of MPC will be deemed to receive one share of Touch America Holdings' common stock for each MPC common share that he or she holds and each MPC preferred shareholder will be deemed to receive one share of Touch America Holdings' Preferred Stock, $6.875 Series for each MPC Preferred Stock, $6.875 Series that he or she holds. See "Description of Touch America Holdings' Capital Stock" below on page 68.


    If the redemption of the preferred stock is not approved by at least a majority of all common shares outstanding and entitled to vote at the special meeting, each shareholder of Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series will be deemed to receive in the merger one share of Touch America Holdings' Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series, for each outstanding share of Preferred Stock $4.20 Series and Preferred Stock $6.00 Series, respectively. The terms of the Touch America Holdings' Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series will be identical to the terms of the Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series, respectively. See "The Redemption of the Preferred Stock" below on page 61.


Q: WHAT HAPPENS TO MY FUTURE DIVIDENDS?

A: On October 24, 2000, the MPC Board voted to eliminate common dividend payments effective the first quarter of 2001. The final quarterly dividend declared by MPC was $.20 per share payable on November 1, 2000. However, preferred dividends of MPC will not be affected by this decision.


    Following the restructuring and for the foreseeable future, Touch America Holdings does not expect to pay dividends on its common stock.


Q: WHAT DO I NEED TO DO NOW?


A: After carefully reading and considering the information contained in this proxy statement/prospectus, please complete and sign your proxy and return it in the enclosed postage-paid envelope as soon as possible so that your shares may be represented at the special meeting. You also have the option to vote by telephone or computer. If voting by telephone or computer, dial the toll-free number or access the Internet address indicated on your proxy. You will be prompted to enter the control number printed on your proxy and to follow the subsequent simple directions that will be provided. You may also vote in person at the special meeting. However, if your broker holds your shares in street name and you intend to come to the meeting and vote, you must bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote. See "The Special Meeting--Voting of Proxies" below on page 28.



    If you sign, date and send your proxy and do not indicate how you want to vote, we will count your proxy as a vote for the approval of the proposals. See "The Special Meeting--Voting of Proxies" below on page 28.


Q: WHAT DO I DO IF I WANT TO CHANGE MY VOTE?


A: If you want to change your vote you can choose to do any of the following:
    (1) Send a later-dated, signed proxy card to MPC's Secretary; (2) submit a later vote by telephone or computer as described above; or (3) attend the special meeting in person and vote. You may change your vote by using any one of these methods regardless of the procedure used to cast your previous vote. See "The Special Meeting--Revocability of Proxies" below on page 27.



Q: WHAT DO I DO IF I WANT TO REVOKE MY PROXY?



A: You may revoke your proxy card by sending a notice of revocation to MPC's
    Secretary at the address under "The Summary--The Companies" below on page 12.


Q: IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY SHARES?


A: If you provide your broker with voting instructions to vote your "street name" shares, your broker will be permitted to vote on the restructuring. If you do not provide your broker with instructions on how to vote your "street name" shares, your broker will not be permitted to vote on the restructuring. You should therefore be sure to provide your broker with instructions on how to vote your shares. You should check the voting form used by your brokers to see if they offer telephone or computer voting.



    If you do not give voting instructions to your broker, you will not be counted as voting for purposes on the restructuring unless you appear and vote in person at the special meeting. If your broker holds your shares in "street name" and you intend to come to the meeting and vote, you must bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote. See "The Special Meeting--Voting of Proxies" below on page 28.


Q: WHAT WILL HAPPEN IF I ABSTAIN FROM VOTING OR FAIL TO VOTE?


A: The delivery of a properly executed proxy card that does not contain voting instructions will be voted in favor of the proposals. However, the failure to deliver a properly executed proxy card will have the same effect as a vote against all the proposals. An abstention or failure to vote at the meeting will also have the same effect as a vote against proposals. See "The Special Meeting--Voting of Proxies" below on page 28.


Q: SHOULD I SEND IN MY SHARE CERTIFICATES NOW?


A: No. If the merger is completed, Touch America Holdings will mail to you appropriate transmittal materials and instructions advising you of the procedure to be used for the surrender of MPC share certificates for share certificates of Touch America Holdings. Following the merger, your existing MPC share certificates will automatically be deemed to represent for all purposes the right to receive share certificates of Touch America Holdings.

Q: WHAT VOTE IS REQUIRED TO APPROVE AND ADOPT THE RESTRUCTURING?


A: The affirmative vote of at least two-thirds of the shares outstanding and entitled to vote as of the record date (March 27, 2001) either in person or by proxy, voting together as a single class, is required to approve the merger agreement and the sale of the utility business to NorthWestern.



    The affirmative vote of at least a majority of the common shares outstanding and entitled to vote as of the record date (March 27, 2001) either in person or by proxy, is required to approve the redemption of the Preferred Stock, $4.20 Series and the Preferred Stock, $6.00 Series. See "The Special Meeting--Vote Required" below on page 27.


Q: WHO ELSE MUST APPROVE THE RESTRUCTURING?


A: In connection with the sale of the utility business to NorthWestern, in addition to the approval of MPC's shareholders, the purchase agreement requires that MPC and NorthWestern obtain the approval of state and federal regulatory agencies before the sale of the utility business to NorthWestern can be completed. At the federal level, these approvals include approval of the Federal Energy Regulatory Commission and the Federal Communications Commission. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act expired on January 17, 2001. At the state level, regulatory approval must be obtained from the Montana Public Service Commission. The Federal Energy Regulatory Commission issued an order on February 20, 2001 authorizing the transaction under Section 203 of the Federal Power Act. See "Regulatory Matters" below on page 48.



    In connection with the merger, in addition to the approval of MPC shareholders, the merger agreement requires that Touch America Holdings list its common stock on the New York Stock Exchange and the Pacific
    Exchange, Inc. and receive a ruling from the IRS or an opinion of outside counsel satisfactory to the MPC Board with respect to tax consequences of the merger. In addition, the Federal Energy Regulatory Commission's order on February 20, 2001 authorized the disposition or transfer of control over jurisdictional facilities in connection with the merger. Appropriate regulatory action must also be taken with respect to the transfer of the Milltown Hydroelectric License and the transfer of MPC's Natural Gas Act
    Section 3 authorization and Presidential Permit to operate and maintain gas pipeline border facilities. See "Regulatory Matters" below on page 48.


    The redemption does not require any approvals in addition to the approval of MPC's common shareholders.


Q: TO WHAT EXTENT ARE THE MERGER, THE SALE OF THE UTILITY BUSINESS AND THE
    REDEMPTION OF THE PREFERRED STOCK CONTINGENT UPON EACH OTHER?



A: Approval of the merger agreement is contingent upon the approval of the sale of the utility business to NorthWestern. However, the approval of the redemption of the preferred stock is not contingent upon approval of either the merger agreement or the sale of the utility business to NorthWestern, nor are the approval of the merger agreement and the sale of the utility business to NorthWestern Contingent upon approval of the redemption of the preferred stock.


Q: WHEN IS THE RESTRUCTURING EXPECTED TO BE COMPLETED?

A: We are working as quickly as possible and expect to complete the restructuring within 6 months from the date of this proxy statement/prospectus.

Q: DO I HAVE DISSENTERS' OR APPRAISAL RIGHTS?


A: Yes. If you follow the relevant procedures under Montana law, you may demand
    "dissenters' rights" and receive fair market value for your MPC shares in cash. You will receive such cash in lieu of Touch America Holdings' shares, but only if you deliver notice of intent to exercise such dissenters' rights to MPC prior to the vote to approve the merger agreement and the sale of the utility business to NorthWestern AND do not vote in favor of the merger proposal and the sale of the utility business to NorthWestern proposal. See "The Restructuring--Dissenters' or Appraisal Rights" below on page 42.


Q: WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about any aspects of the restructuring or if you need additional copies of this proxy statement/ prospectus or the enclosed proxy card, you should contact:

                  CIC Corporate Investor Communications, Inc.
                               111 Commerce Road
                              Carlstadt, NJ 07072

                      Individual shareholders should call:
                                 1-800-793-1283

                         Banks and Brokers should call:
                                 (201) 896-2633

Q: WHERE CAN I FIND MORE INFORMATION ABOUT MPC?


A: You can find more information about MPC from various sources described under "Where You Can Find More Information" below on page 82.


Q: HOW IMPORTANT IS MY VOTE?


A: YOUR VOTE IS CRITICAL BECAUSE THE MERGER AND THE SALE OF THE UTILITY BUSINESS
    TO NORTHWESTERN CANNOT BE CONSUMMATED WITHOUT THE AFFIRMATIVE VOTE OF TWO-THIRDS OF MPC'S SHAREHOLDERS VOTING TOGETHER AS A SINGLE CLASS, AND THE REDEMPTION OF THE PREFERRED STOCK CANNOT BE CONSUMMATED WITHOUT THE AFFIRMATIVE VOTE OF A MAJORITY OF MPC'S COMMON SHAREHOLDERS. AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER, THE SALE OF THE UTILITY BUSINESS TO NORTHWESTERN AND THE REDEMPTION OF THE PREFERRED STOCK.

                                    SUMMARY


    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT/PROSPECTUS AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE RESTRUCTURING FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE RESTRUCTURING, YOU SHOULD READ CAREFULLY THIS ENTIRE PROXY STATEMENT/PROSPECTUS AND THE OTHER DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 82. WE HAVE INCLUDED PAGE REFERENCES PARENTHETICALLY TO DIRECT YOU TO A MORE COMPLETE DESCRIPTION OF THE TOPICS PRESENTED IN THIS SUMMARY.


                                    GENERAL



RECOMMENDATIONS BY THE MPC BOARD (PAGE 32)


    At the September 29, 2000 MPC Board meeting, at which all the board members but one were present, regarding the sale of the utility business to NorthWestern and the October 24, 2000 MPC Board meeting, at which all the board members but two were present, regarding the restructuring, the merger and the redemption of the preferred stock, the MPC Board, after due consideration:


    - determined that the restructuring is consistent with, and in furtherance of, the best interest of MPC and its shareholders;

    - determined that the sale of the utility business to NorthWestern and the other transactions contemplated by the purchase agreement are consistent with, and in furtherance of, the best interest of MPC and its shareholders;

    - adopted and approved the purchase agreement and the other transactions contemplated by the purchase agreement;

    - determined that the merger is consistent with, and in furtherance of, the best interest of MPC and its shareholders;


    - adopted and approved the merger agreement and the other transactions contemplated by the merger agreement;



    - determined to recommend that MPC shareholders vote for the approval of the merger agreement and the sale of the utility business to NorthWestern;


    - determined that the redemption of the preferred stock is consistent with, and in furtherance of, the best interest of MPC and it shareholders; and


    - adopted and approved the redemption and determined to recommend that MPC shareholders vote for the approval of the redemption of the preferred stock.



INTERESTS OF MPC'S DIRECTORS AND MANAGEMENT IN THE RESTRUCTURING (PAGE 35)



    At the completion of the restructuring, Touch America Holdings' Board of Directors will consist entirely of the current MPC Board:



    - Robert P. Gannon,



    - Jerrold P. Pederson,



    - Tucker Hart Adams,



    - Alan F. Cain,



    - John G. Connors,



    - R.D. Corette,

    - Kay Foster,



    - John R. Jester,



    - Carl Lehrkind III,



    - Deborah D. McWhinney and



    - Noble E. Vosburg.



    At the completion of the restructuring, it is anticipated that the following officers of MPC and Touch America, Inc. will become executive officers of Touch America Holdings:



    - Robert P. Gannon,



    - Jerrold P. Pederson,



    - Michael J. Meldahl,



    - Patrick T. Fleming,



    - Michael E. Zimmerman,



    - Perry J. Cole,



    - D.G. Gay, and



    - D.J. Sullivan.



    Robert P. Gannon, currently the Chairman and Chief Executive Officer of MPC, will continue as Chairman and Chief Executive Officer of Touch America Holdings.



U.S. FEDERAL INCOME TAX CONSEQUENCES (PAGE 40)



    In the opinion of Thelen Reid & Priest LLP, MPC's outside counsel, the merger should qualify as a tax-free reorganization, and neither MPC, its shareholders, nor Touch America Holdings should recognize gain or loss for U.S. federal income tax purposes. However, there is no direct authority governing the tax treatment of a merger of a corporation into a limited liability company, rather than into another corporation, in the manner described in this proxy statement/prospectus. MPC has requested the Internal Revenue Service to confirm, through a private ruling, that the merger will be a tax-free reorganization notwithstanding the participation of the limited liability company. If MPC does not receive the ruling before the closing date, MPC may elect to close the transaction based solely on the legal opinion of Thelen Reid & Priest LLP. If the Internal Revenue Service issues a ruling before the closing date to the effect that the merger will not qualify as a tax-free reorganization, MPC will circulate an amended proxy statement/prospectus and resolicit shareholder proxies. See "Material U.S. Federal Income Tax Consequences of the Merger" below on page 40.

                               THE RESTRUCTURING


THE MERGER BETWEEN MPC AND THE MONTANA POWER L.L.C. (PAGE 51)



    THE MERGER AGREEMENT IS ATTACHED AS ANNEX A TO THIS PROXY
STATEMENT/PROSPECTUS. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT. IT IS THE PRINCIPAL DOCUMENT GOVERNING THE MERGER.



    CONDITIONS TO THE COMPLETION OF THE MERGER (PAGE 51)



    The completion of the merger is subject to, among other things, federal regulatory approval and MPC receiving a ruling from the IRS or an opinion of outside counsel satisfactory to the MPC Board with respect to tax consequences of the merger.



    TERMINATION OF THE MERGER AGREEMENT (PAGE 51)



    The merger agreement may be terminated at any time prior to the completion of the merger:



    - by MPC's shareholders, or


    - by the MPC Board if it should determine that the merger would not be advisable or not be in the best interests of MPC or MPC's shareholders.


THE SALE OF THE UTILITY BUSINESS TO NORTHWESTERN (PAGE 52)



    THE PURCHASE AGREEMENT IS ATTACHED AS ANNEX B TO THIS PROXY
STATEMENT/PROSPECTUS. WE ENCOURAGE YOU TO READ THE PURCHASE AGREEMENT. IT IS THE PRINCIPAL DOCUMENT GOVERNING THE SALE OF THE UTILITY BUSINESS TO NORTHWESTERN.



    MUTUAL CONDITIONS TO THE COMPLETION OF THE SALE OF THE UTILITY BUSINESS TO NORTHWESTERN (PAGE 52)



    The completion of the sale of the utility business to NorthWestern depends upon meeting a number of conditions, including the accuracy of representations and warranties, regulatory approvals and third party consents.



    ADDITIONAL CLOSING CONDITIONS FOR NORTHWESTERN'S BENEFIT (PAGE 53)



    In addition, NorthWestern's obligation to complete the sale of the utility business to NorthWestern is subject to, among other things, the completion of the merger and the termination of a number of MPC benefit plans.



    TERMINATION OF THE PURCHASE AGREEMENT (PAGE 55)



    The purchase agreement may be terminated at any time prior to the completion of the sale of the utility business to NorthWestern by mutual written agreement of Touch America Holdings, MPC and NorthWestern and under other circumstances as described below on page 54.



    TERMINATION FEES; REIMBURSEMENT OF EXPENSES (PAGE 56)


    TERMINATION FEES


    MPC or Touch America Holdings must pay a termination fee of $50 million to NorthWestern if:



    (1) the MPC Board fails to recommend or withdraws its approval of the purchase agreement, approves or recommends a superior proposal, or MPC or Touch America Holdings breach agreements in the purchase agreement relating to solicitations, this proxy statement/prospectus and shareholder approval and NorthWestern terminates the purchase agreement; or

    (2) a superior proposal has been made with respect to MPC and the purchase agreement is terminated by MPC or Touch America Holdings; or



    (3) a takeover proposal has been made with respect to MPC, there is a material breach by MPC or Touch America Holdings, and the purchase agreement is terminated by NorthWestern provided, that the termination fee is not payable if Touch America Holdings or MPC fail to enter into an agreement to consummate, or do not consummate, a transaction within 12 months of the termination, the proposal of which would have constituted an acquisition proposal.



    REIMBURSEMENT OF EXPENSES (PAGE 56)



    MPC or Touch America Holdings must pay a reimbursement of expenses fee of up to a maximum of $10 million to NorthWestern if:



    (1) MPC, Touch America Holdings or NorthWestern terminates the purchase agreement because of the failure of MPC's shareholders to approve the purchase agreement; or



    (2) the MPC Board fails to recommend or withdraws its approval of the purchase agreement, approves or recommends a superior proposal, or MPC or Touch America Holdings breach agreements in the purchase agreement relating to solicitations, this proxy statement/prospectus and shareholder approval and NorthWestern terminates the purchase agreement; or



    (3) a superior proposal has been made with respect to MPC and the purchase agreement is terminated by MPC or Touch America Holdings; or



    (4) a takeover proposal has been made with respect to MPC, there is a material breach by MPC or Touch America Holdings, and the purchase agreement is terminated by NorthWestern provided, that the expenses fee is not payable if Touch America Holdings or MPC fail to enter into an agreement to consummate, or do not consummate, a transaction within 12 months of the termination, the proposal of which would have constituted an acquisition proposal.



    THE REDEMPTION OF THE PREFERRED STOCK (PAGE 61)



    On October 24, 2000, the members of the MPC Board present at the meeting unanimously approved the redemption of all the outstanding Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series. Pursuant to MPC's Restated Articles of Incorporation, dated March 24, 1998, the redemption of the preferred stock depends on an affirmative vote of at least a majority of the holders of MPC common stock.



    As of December 31, 2000 the amount outstanding under the Preferred Stock, $6.00 Series was $16,000,000, and the amount outstanding under the Preferred Stock, $4.20 Series was $6,000,000.

    A DESCRIPTION OF THE RESTRUCTURING



    The following charts reflect the corporate structure of MPC and Touch America Holdings prior to the restructuring, immediately following the merger, and following the sale of the utility business to NorthWestern, at which point the restructuring will be complete.



STEP I



                THE MONTANA POWER COMPANY PRIOR TO RESTRUCTURING
(POST-SALE OF OIL & GAS, IPP AND COAL BUSINESSES AND POST-MERGER OF ENTECH, INC.
                              INTO ENTECH, L.L.C.)


                                     [LOGO]


STEP II



                                   THE MERGER


                                     [LOGO]

STEP III



                                  POST-MERGER


                                     [LOGO]


STEP IV



                                  POST-MERGER
 (PRIOR TO THE SALE OF THE UTILITY BUSINESS BUT AFTER THE TRANSFER (BY MEANS OF
  DIVIDEND) OF ENTECH, L.L.C., TETRAGENICS COMPANY AND TOUCH AMERICA TO TOUCH
                            AMERICA HOLDINGS, INC.)


                                     [LOGO]

STEP V



          TOUCH AMERICA HOLDINGS AFTER COMPLETION OF THE RESTRUCTURING
                      (AFTER THE SALE OF UTILITY BUSINESS)


                                     [LOGO]

                                 THE COMPANIES

THE MONTANA POWER COMPANY
40 E. Broadway Street
Butte, Montana 59701-9394
(406) 497-2000

Utility Business


    MPC currently operates regulated electric and natural gas utilities. MPC's electric and natural gas service territory covers approximately 107,600 square miles, or approximately 73 percent of Montana. Dominant industries operating within MPC's service territory are mining, agriculture, selected manufacturing, railroads, tourism and recreation, and the forest-products industry. MPC serves approximately 439,000 customers, or approximately 80 percent of the population within its service territory.



    MPC's regulated electric utility purchases, transmits bulk quantities of energy, and distributes energy from transmission system to consumer electric energy. MPC provides electric energy to 191 communities and their surrounding rural areas throughout Montana. MPC also provides electric energy to Yellowstone National Park.



    In addition to its regulated electric and natural gas utilities, MPC has certain electric generation-related operations. Milltown Dam, constructed in 1906, is a three MW hydroelectric plant located near Missoula, Montana. Generation from the facility is used to serve retail customers of MPC's electric utility. Colstrip Unit 3 and Colstrip Unit 4 are twin 805 MW gross rated coal-fired plants. MPC sold its 30% interest in Colstrip Unit 3 to PPL Montana in December 1999, but MPC's 30% leased interest in Colstrip Unit 4 was not included in that transaction. MPC's Colstrip Unit 4 interest is an unregulated asset. Its leasehold interest is the result of a 1985 sale/leaseback transaction. As lessee, MPC makes annual lease payments and utilizes all of the electrical generation associated with its 30% interest in Colstrip Unit 4, which is approximately 220 MW. MPC has entered into two long-term power sales agreements, which utilize such generation from Colstrip Unit 4.


    MPC also operates a number of direct subsidiaries:

    - One Call Locators, Ltd. operates a line locating service in several states that provides services to utilities and others that own or operate underground pipes and wires,

    - Discovery Energy Solutions, Inc. provides a variety of energy-related products and services designed to reduce the energy costs of its customers, who are primarily industrial, commercial, and institutional entities in the western United States,

    - Canadian-Montana Pipe Line Corporation owns and operates natural gas pipeline border-crossing facilities for the transportation of natural gas between Canada and Montana. Three of the four border-crossing facilities that this company currently owns will be sold to a former MPC subsidiary transferred to PanCanadian Petroleum Limited as part of the sale of MPC's oil and gas business,

    - Montana Power Services Company was formed as an entity to hold common corporate properties and provides centralized shared administrative services for MPC and its various subsidiaries and business units. This company has held title to various buildings and software licenses shared by such business units, but by the time of completion of the sale of the utility business to NorthWestern, it is expected to have transferred such assets to either Touch America, Inc. or MPC, and

    - Colstrip Community Services Company historically provided real estate and other services in Colstrip, Montana. Such services have been taken over by PPL Montana or the city of Colstrip, and this company no longer has any active operations or services.

    MPC also owns the equity interests in two business trusts established in connection with financing transactions:

    - Montana Power Capital 1 is a statutory business trust created under Delaware law, the sole purpose of which is to issue preferred securities for the benefit of MPC. In November 1996, the entity issued $65 million of preferred securities, the proceeds of which went to MPC.

    - MPC Natural Gas Funding Trust entity is a special purpose statutory Delaware business trust that is the financing vehicle used in connection with recovery of transition costs associated with the transfer of the natural gas utility's production assets to unregulated affiliates in 1997. In December 1998, this entity issued $63 million in transition bonds to refinance these transition costs for the benefit of natural gas customers.

Non-Utility Business

    Prior to the restructuring, MPC will have sold all of its non-utility energy business consisting of its oil and gas business, coal business and independent power production business.


TOUCH AMERICA HOLDINGS, INC.
16 East Granite Street
Butte, Montana 59701-9394
(406) 497-2000



    Touch America Holdings is a company incorporated in the State of Delaware. Following the restructuring, Touch America Holdings will become the owner of the operating businesses of Touch America, Inc. and Tetragenics Company, and the owner of the single membership interest in Entech L.L.C.


Touch America, Inc.


    Touch America, Inc. owns a 18,000-mile fiber-optic network that is expected to reach 26,000 miles by year-end 2001. Touch America, Inc. uses the network to provide voice, data, and video transport services to wholesale, commercial business and residential customers. Products include:



    - dark fiber and conduit sales,



    - bandwith sales,



    - leases and trades, and



    - private line, ATM frame relay, voice, wireless, and Internet services.



Touch America, Inc. is focused on increasing network traffic principally through a combination of relationships with anchor customers, large-volume commercial or wholesale customers, alliances with third parties, and acquisitions.



    On June 30, 2000, Touch America, Inc. acquired from Qwest Communications International Inc. wholesale and retail private line, ATM frame relay, and long-distance telecommunications services which currently serve approximately 250,000 customers in the Pacific Northwest, Rocky Mountain, and upper Midwest regions, Touch America, Inc. also acquired approximately 1,800 route miles of fiber within these regions.

    Touch America, Inc. is constructing a 4,300 mile fiber network, in conjunction with AT&T. The network includes new fiber routes from:



    - Minneapolis to Chicago;



    - from St. Louis, Missouri to Plano, Illinois;



    - from Sacramento to Salt Lake City;



    - from Salt Lake City to Denver;



    - from Denver through Nebraska and Iowa to Chicago;



    - and from Seattle to Billings, Montana.


It is expected that various third parties, including AT&T, will cover approximately one-half of the estimated $500,000,000 total project cost.

    Touch America, Inc. and Sierra Pacific Communications, a subsidiary of Sierra Pacific Resources, entered into a joint venture in 2000, Sierra Touch America LLC, to construct a new 750-mile fiber optic network between Sacramento and Salt Lake City. Under terms of the agreement, Sierra Touch America also will assume part interest in the metropolitan fiber networks Sierra Pacific Communications has in Reno and Las Vegas. Customers served by the local networks will have the opportunity to access and receive information directly from Touch America, Inc.'s broadband fiber network.


    In January 2000, Touch America, Inc. entered into a Lease and Exchange Option Agreement with PF.Net Construction Corp., a telecommunications company based in New Jersey. Touch America, Inc. will lease approximately 5,900 route miles from PF.Net and P.F. Net will lease approximately 4,400 miles of fiber from Touch America, Inc., with all segments expected to be complete by the end of 2001.



    Touch America, Inc. and Xcel Energy, formerly New Century Energies, entered into a joint venture in 1999, with Northern Colorado Telecommunications LLC, to provide a full range of telecommunications services, including private-line services, to enterprises in the Denver metropolitan area. Primarily through its PCS and LMDS technologies, Touch America, Inc. is creating "last-mile" connections, which connect a fiber network via wireless applications. In 1999, Touch America, Inc. and Qwest Wireless, formerly US West Wireless, entered into a joint venture, TW Wireless, to provide "one number" telephone service in an eight-state region of the Pacific Northwest and Upper Midwest. That service provides a customer with one directory number for cell phone and home or business telephones.

                                     [LOGO]

Tetragenics Company

    Tetragenics, an affiliate of Touch America, Inc., develops, manufactures, and markets alarm control systems, communication monitoring and control systems, automation systems, intelligent remote units, and computer based products. Tetragenics provides the tools to monitor and control any type of communication system, such as microwave, fiber optic, hardwire, satellite, and radio.


    In 1999, Tetragenics formed a partnership with New Horizon Technologies, LLC, where Tetragenics is 50.5% owner of this partnership. New Horizon Technologies provides monitoring and energy information systems technologies.



    Tetragenics provides engineering, research and design, and NOC monitoring equipment to Touch America, Inc. Tetragenics also provides engineering services and equipment for TW Wireless, the joint venture between Touch America, Inc. and Qwest Wireless. Other Tetragenics' customers include:



    - American Towers Company,



    - Verizon,



    - Midstate Electric Cooperative,



    - ComEd,



    - California Department of Water Resources,



    - Army Corps of Engineers,



    - Rochester Gas and Electric,

    - City of Tacoma,



    - Louisiana Hydro Electric,



    - Avista Utilities,



    - Northern Telephone,



    - Montana Power,



    - Lewis County Public Utility District,



    - Butte Water Division, and



    - Glacier National Park, as well as other customers across the United States, Canada, and Mexico.



Entech L.L.C.



    Entech, Inc., a Montana corporation, is a wholly-owned subsidiary which owns MPC's non-regulated businesses. Prior to the restructuring, Entech, Inc. will merge with and into Entech L.L.C., a Montana limited liability company and a wholly-owned subsidiary of MPC.



    Following the restructuring, Entech L.L.C. will become a wholly-owned subsidiary of Touch America Holdings. Entech L.L.C. will not own any operating companies but will remain in existence solely to satisfy any contingent obligations or liabilities that may exist in connection with the sales of the oil and gas business, the coal business and the independent power production business. See "Background of the Restructuring" below on page 30.



    MARKET PRICE AND DIVIDEND INFORMATION


    MPC's common shares are listed on the New York Stock Exchange and the Pacific Exchange, Inc.. The following table presents the closing price of one MPC common share, as reported on the New York Stock Exchange Composite Transaction reporting system on September 29, 2000, the last full trading day prior to the public announcement of the sale of the utility business to
NorthWestern, and on [      ], 2001, the last trading day for which this
information could be calculated prior to the date of this proxy statement/prospectus.

                                                                   MPC
                                                                  COMMON
DATE                                                              SHARE
----                                                          --------------
September 29, 2000..........................................  $        33.38
[            ], 2001........................................  $            []

    On October 24, 2000, the MPC Board voted to eliminate common dividend payments effective the first quarter of 2001. The final quarterly dividend declared by MPC was $.20 per share payable on November 1, 2000. However, preferred dividends of MPC will not be affected by this decision.

    Following the restructuring and for the foreseeable future, Touch America Holdings does not expect to pay dividends on its common stock.

                                  RISK FACTORS



    SHAREHOLDERS OF MPC SHOULD CONSIDER CAREFULLY ALL THE INFORMATION CONTAINED IN THIS PROXY STATEMENT/ PROSPECTUS, INCLUDING THE FOLLOWING MATTERS:



RISKS RELATING TO THE SALE OF THE RESTRUCTURING



    DELAY IN REGULATORY APPROVALS WILL DELAY AND POSSIBLY PREVENT THE SALE OF THE RESTRUCTURING



    The consummation of the restructuring is conditioned upon receiving approval from various governmental regulatory authorities. These include:



    - determination by the Montana Public Service Commission that The Montana Power L.L.C. will continue to be a fit, willing and able supplier of reasonably adequate services and facilities, at just and reasonable rates;



    - approval by the Federal Energy Regulatory Commission under the Federal Power Act;



    - approval by the Federal Communications Commission under the Federal Communications Act; and


    - the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act.


    The Federal Energy Regulatory Commission issued an order on February 20, 2001 authorizing the transaction under Section 203 of the Federal Power Act and the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act commenced on December 21, 2000 and expired on January 17, 2001. While we expect to obtain the other required regulatory approvals within 6 months, MPC, Touch America Holdings and NorthWestern cannot be certain that all of the other required approvals and consents will be obtained, nor can they be certain that the approvals and consents will be obtained within the time contemplated by the purchase agreement. A delay in obtaining the required approvals and consents will delay and possibly prevent the consummation of the sale of the utility business to NorthWestern. In addition, MPC, Touch America Holdings and NorthWestern may obtain the required approvals and consents, but with terms or conditions that would materially affect the rates, terms or conditions of the services provided by the utility business. NorthWestern will not be obligated to consummate the transaction if these terms or conditions would have a material adverse effect on MPC or The Montana Power L.L.C. and their prospective subsidiaries.



    For additional information on the required regulatory approvals, see "Regulatory Matters" below on page 48.



    THE MERGER COULD BE A TAXABLE TRANSACTION



    MPC has requested the Internal Revenue Service to confirm, through a private ruling, outside counsel's opinion that the merger should be a tax-free reorganization. If MPC does not receive the ruling prior to the closing date, MPC may elect to close the transaction based solely on outside counsel's opinion, which is not binding on the Internal Revenue Service or the courts. If it is ultimately determined that the merger is not a tax-free reorganization, then MPC and its shareholders will recognize gain or loss in connection with the merger. For additional information on the tax consequences, see "Material U.S. Federal Income Tax Consequences of the Merger" below on page 40.



RISKS RELATING TO THE INDUSTRY IN WHICH TOUCH AMERICA HOLDINGS WILL OPERATE FOLLOWING THE RESTRUCTURING


    Following the restructuring, MPC will have been transformed into Touch America Holdings, whose operating businesses will be comprised solely of MPC's telecommunications businesses (Touch America, Inc. and Tetragenics Company). You should carefully consider the following factors which relate to Touch America Holdings. While many of these factors were applicable to the telecommunications businesses of MPC prior to the restructuring, following the restructuring the telecommunications business will constitute the entire business of Touch America Holdings as compared to its current status as one of the several operating businesses of MPC. Consequently, the following factors are highly relevant in connection with your decision to approve the restructuring and to be deemed to receive shares of Touch America Holdings in exchange for your shares of MPC.


RISKS RELATING TO TOUCH AMERICA HOLDINGS' BUSINESS



    SUCCESS REQUIRES TIMELY AND COST EFFECTIVE ADAPTATION TO TECHNOLOGICAL
    CHANGE



    Touch America Holdings expects that new products and technologies will emerge and that existing products and technologies, including voice transmission over the Internet and high speed transmission of packets of data, will further develop. These new products and technologies may reduce the prices for Touch America Holdings' services or they may be superior to, and render obsolete, the products and services Touch America Holdings offers and the technologies Touch America Holdings uses. It may be very expensive for Touch America Holdings to upgrade its products and technologies in order to continue to compete effectively. Consequently, Touch America Holdings' future success depends, in part, on its ability to anticipate and adapt in a timely and cost-effective manner to technological changes.



    DIFFICULTIES IN CONSTRUCTING THE NETWORK COULD INCREASE ITS ESTIMATED COST, DELAY ITS SCHEDULED COMPLETION AND REDUCE TOUCH AMERICA HOLDINGS' PROFITABILITY



    The construction, operation and any upgrading of the network is a significant undertaking. Administrative, technical, operational and other problems that could arise may be more difficult to address and solve due to the significant size and complexity of the planned network. Touch America Holdings will also be dependent on timely performance by third-party suppliers and contractors. In addition, important aspects of the network will rely on technology that is in the development stage or that is largely commercially unproven. New technology also may not be compatible with existing technology. Many of these factors and problems are beyond Touch America Holdings' control. As a result, the entire network may not be completed as planned for the cost and in the time frame that is currently estimated. Any significant increase in the estimated cost of the network or any significant delay in its anticipated completion could adversely affect Touch America Holdings' ability to retain, attract and capture customers and realize earnings growth.



    DIFFICULTIES IN EXPANDING THE NETWORK COULD INCREASE ITS ESTIMATED COST AND REDUCE TOUCH AMERICA HOLDINGS' PROFITABILITY



    Future expansions of the network's electronic and software components may be necessary in order to respond to:



    - a growing number of customers;



    - increased demands by customers to transmit larger amounts of data; and



    - changes in customers' service requirements.



    Any expansion of the network will require substantial additional financial, operational and managerial resources. If Touch America Holdings is unable to expand the network on a timely basis and at a commercially reasonable cost, then it will not retain customers or attract and capture new customers necessary for earnings growth.



    IF TOUCH AMERICA HOLDINGS CANNOT QUICKLY AND EFFICIENTLY INSTALL ITS HARDWARE, IT MAY NOT BE ABLE TO EFFECTIVELY GENERATE REVENUE



    Touch America Holdings' network will consist of many different pieces of hardware, including switches, computers that route traffic and perform service functions, fiber optic cables, electronics and combination radio transmitter/receivers, known as transceivers, and associated equipment, which are difficult to install. If this hardware cannot be installed quickly, the time in which customers can be connected to the network and Touch America Holdings can begin to generate revenue from the network will be delayed. If Touch America Holdings fails to complete its network on time or if the network fails to perform as specified, Touch America Holdings' strategy of creating an end-to-end national network will be delayed and it will not achieve targetted earnings growth.



    TOUCH AMERICA HOLDINGS NEEDS TO INCREASE THE VOLUME OF TRAFFIC ON THE NETWORK OR THE NETWORK WILL NOT CONTINUE TO GENERATE PROFITS



    Touch America Holdings must substantially increase the current volume of voice, data, Internet and video transmission on the network in order to realize the anticipated cash flow, operating efficiencies and cost benefits of the network. If Touch America Holdings does not develop sufficient commitments with new large-volume customers as well as maintain its relationships with current customers, Touch America Holdings will be unable to increase traffic on the network, which would could adversely affect Touch America Holdings' ability to realize earnings growth.



    TOUCH AMERICA HOLDINGS MAY NOT BE ABLE TO CONNECT ITS NETWORK TO THE NETWORKS OF INCUMBENT OR OTHER CARRIERS ON FAVORABLE TERMS OR AT ALL AND REALIZING ADDITIONAL PROFIT MAY BE DIFFICULT



    Touch America Holdings requires interconnection agreements with incumbent and other carriers to connect its customers to the public telephone network and to other Internet service providers. In addition, it leases telecommunications capacity and obtains rights to use fiber from other carriers in order to extend the range of its network. The costs of obtaining local and long distance services from other carriers comprise a significant proportion of Touch America Holdings' operating expenses.



    There is no assurance that Touch America Holdings will be able to negotiate or renegotiate interconnection agreements in all of its markets on favorable terms, or in a timely fashion. The incumbent carriers are already established providers of local telephone services to all or virtually all telephone subscribers within their respective service areas and their physical connections from their premises to those of their customers are expensive and difficult to duplicate. The interest of incumbent carriers in retaining a direct relationship with their customers could reduce their willingness to cooperate with Touch America Holdings. Unacceptable interconnection terms or untimely response from incumbent and other carriers may cause poor customer service and make it difficult to attract new customers. It may result in higher costs and loss of customers and could adversely affect Touch America Holdings' ability to realize earnings growth.



    NETWORK FAILURE, BREACHES OR DELAYS AND ERRORS IN TRANSMISSIONS EXPOSE TOUCH AMERICA HOLDINGS TO POTENTIAL LIABILITY, AND LOSS OF CUSTOMERS AND REVENUE



    Touch America Holdings' network will use a collection of communications equipment, software, operating protocols and proprietary applications for the high-speed transportation of large quantities of data among multiple locations. Given this complexity, it may be possible that data will be lost or distorted. Delays in data delivery may cause significant losses to a customer using the network. The network may also contain undetected design faults and software bugs that, despite testing, may be discovered only after the network has been installed and is in use. Network failures, delays and errors could also result from natural disasters, power losses, security breaches and computer viruses. The failure of any equipment or facility on the network could result in the interruption of customer service until necessary repairs or the installation of replacement equipment. These failures, faults or errors could cause delays, service interruptions, expose Touch America Holdings to customer liability or require expensive modifications that could increase costs and result in the loss of customers and could adversely affect Touch America Holdings' ability to realize earnings growth.



    TOUCH AMERICA HOLDINGS' BUSINESS PLAN REQUIRES THE DEVELOPMENT OF EFFECTIVE BUSINESS SUPPORT SYSTEMS TO IMPLEMENT CUSTOMER ORDERS TO PROVIDE AND BILL FOR SERVICES



    Touch America Holdings' business plan depends on its ability to develop effective business support systems. This is a complicated undertaking requiring significant resources and expertise and support from third-party vendors. Business support systems are needed for implementing customer orders to install circuits and equipment and to begin service and monthly billing for these services.



    These business support systems will be required to expand and adapt with Touch America Holdings' rapid growth. The failure to develop effective business support systems could result in poor customer service, loss of customers, higher costs and adversely affect Touch America Holdings' ability to realize earnings growth.



    TOUCH AMERICA HOLDINGS MUST OBTAIN AND MAINTAIN PERMITS AND RIGHTS-OF-WAY TO DEVELOP THE NETWORK



    The operation of Touch America Holdings' networks requires that it obtain many local franchises and other permits. Touch America Holdings must also obtain rights to use underground conduit and aerial pole space and other rights-of-way and fiber capacity. The process of obtaining these franchises, permits and rights is time consuming and burdensome and increases the cost of doing business. If it is unable, on acceptable terms and on a timely basis, to obtain and maintain the franchises, permits and rights needed to implement its business plan, the buildout of its network could be slowed materially, adversely affecting the ability to retain and attract customers and realize earnings growth. In addition, the cancellation or non-renewal of the franchises, permits or rights to be obtained, or the loss of the rights-of-way obtained, could have the same adverse results.



RISKS RELATED TO COMPETITION IN THE TELECOMMUNICATIONS INDUSTRY



    TOUCH AMERICA HOLDINGS' OPERATES IN A HIGHLY COMPETITIVE INDUSTRY WITH PARTICIPANTS THAT HAVE GREATER RESOURCES AND EXISTING CUSTOMERS THAN TOUCH AMERICA HOLDINGS, WHICH COULD LIMIT TOUCH AMERICA HOLDINGS' ABILITY TO INCREASE ITS MARKET SHARE


    Touch America Holdings' success depends upon its ability to increase its share of the telecommunication services market by providing high quality services at prices equal to or below those of its competitors. Increased competition could lead to price reductions, fewer large-volume sales, under-utilization of resources, reduced operating margins and loss of market share. Many of its competitors have, and some potential competitors are likely to enjoy, substantial competitive advantages, including the following:

    - greater name recognition

    - greater financial, technical, marketing and other resources

    - larger installed bases of customers and revenue

    - well-established relationships with current and potential customers

    - more extensive knowledge of the high-volume long distance services industry

    - greater international presence

    Touch America Holdings' competitors include, among others, Level 3 Communications, Inc., Global Crossing Ltd., 360networks, Inc., Broadwing Inc., Qwest Communications International, Inc. and Williams Communications
Group Inc., as well as the three U.S. long distance fiber optic networks that are owned by each of AT&T Corp., MCI WorldCom, Inc. and Sprint Corp.

    In addition, significant new competitors could arise as a result of:

    - increased consolidation and strategic alliances in the industry resulting from recent Congressional and Federal Communications Commission actions;

    - allowing foreign carriers to compete in U.S. markets;

    - further technological advances; and


    - further deregulation and other regulatory initiatives.

    LOWER PRICES FOR PRODUCTS AND SERVICES WILL REDUCE TOUCH AMERICA HOLDINGS' PROFIT MARGIN



    AT&T Corp., MCI WorldCom, Inc., Sprint Corp., Global Crossing Ltd., 360networks, Inc., Broadwing Inc., Qwest Communications International, Inc., and Williams Communications Group, Inc. currently own and others are constructing nationwide long-distance fiber optic networks. In addition, there are numerous local and regional long distance networks. Increased capacity may cause significant decreases in the prices for services. Prices may also decline due to capacity increases resulting from technological advances and strategic alliances. These price declines may be particularly severe if recent trends causing increased demand for capacity, such as Internet usage, change. Increased competition has already led to a decline in rates charged for various telecommunications services. Consequently, lower prices may adversely affect Touch America Holdings' ability to realize earnings growth.



RISKS RELATED TO REGULATION



    CHANGES IN REGULATION COULD INCREASE COSTS, REDUCE PROFITABILITY OR THWART GROWTH



    Federal legislation provides for a significant deregulation of the U.S. telecommunications industry, including the local exchange, long-distance and cable television industries. This legislation remains subject to judicial review and additional Federal Communications Commission rulemaking. Consequently, its effects are difficult or impossible to predict. In addition, communications services are also subject to significant regulation at the federal, state, local and international levels. Many regulatory actions are under way or are being contemplated by federal, state, local and international authorities. These laws and regulations could increase Touch America Holdings' costs, causing the loss of customers and revenues. Further, these laws and regulations could impede or prohibit growth.



    TOUCH AMERICA HOLDINGS MUST COMPLY WITH FEDERAL AND STATE TAX AND OTHER SURCHARGES ON ITS SERVICE THE LEVELS OF WHICH ARE UNCERTAIN



    Telecommunications providers pay a variety of surcharges and fees on their gross revenues from interstate services and intrastate services. Interstate surcharges include Federal Universal Service Fees and Common Carrier Regulatory Fees. In addition, state regulators impose similar surcharges and fees on intrastate services. The division of Touch America Holdings' services between interstate services and intrastate services is a matter of interpretation and may in the future be contested by the Federal Communications Commission or relevant state commission authorities.



    The Federal Communications Commission is currently considering the jurisdictional nature of ISP-bound traffic, as a result of a March 24, 2000 decision by the United States Court of Appeals for the D.C. Circuit related to the jurisdictional nature of analog, dial-up traffic to the Internet. A change in the characterization of their jurisdictions could cause Touch America Holdings' payment obligations, pursuant to the relevant surcharges, to increase. In addition, pursuant to periodic revisions by state and federal regulators of the applicable surcharges, Touch America Holdings may be subject to increases in the surcharges and fees currently paid.



RISKS REGARDING STOCK PRICE AND OPERATIONS



    THE PRICE OF TOUCH AMERICA HOLDINGS' COMMON STOCK MAY FLUCTUATE SIGNIFICANTLY, WHICH MAY RESULT IN LOSSES FOR INVESTORS


    The market price for Touch America Holdings' common stock may be volatile. It is expected that Touch America Holdings' common stock will be subject to fluctuations as a result of a variety of factors, including factors beyond its control. These include:

    - quarterly variations in operating results;

    - changes in financial estimates by securities analysts;

    - changes in market valuations of telecommunications and Internet-related companies;

    - announcements by Touch America Holdings or its competitors of new products or of significant acquisitions, strategic relationships or joint ventures;

    - any loss of a major customer;

    - additions or departures of key personnel;

    - any deviations in net revenues or in losses from levels expected by securities analysts;

    - future sales of common stock; and

    - volume fluctuations, which are particularly common among highly volatile securities of Internet related companies.


    OPERATING RESULTS ARE LIKELY TO FLUCTUATE IN FUTURE PERIODS AND MAY FAIL TO MEET THE EXPECTATIONS OF SECURITIES ANALYSTS AND INVESTORS


    Touch America Holdings' annual and quarterly operating results are likely to fluctuate significantly in the future as a result of numerous factors, many of which are outside of Touch America Holdings' control. These factors include:

    - the amount and timing of capital expenditures and other costs relating to the expansion of Touch America Holdings' network and the marketing of Touch America Holdings' services;

    - the ability to develop and commercialize new services by Touch America Holdings or its competitors;

    - the ability to order or deploy Touch America Holdings' services on a timely basis to adequately satisfy end-user demand;

    - Touch America Holdings' ability to successfully operate its network;

    - the rate at which customers subscribe to Touch America Holdings' services;

    - decreases in the prices for Touch America Holdings' services due to competition, volume-based pricing and other factors;

    - Touch America Holdings' ability to retain Internet service provider, enterprises and telecommunications carrier customers and limit end-user churn rates;

    - receipt of timely payment from Touch America Holdings' Internet service provider and other customers;

    - the mix of product and service orders between consumer end-users and business end-users (which typically have higher margins);

    - the success of Touch America Holdings' relationships with third parties in generating significant end-user demand;

    - the development and operation of Touch America Holdings' billing and collection systems and other operational systems and processes;

    - the incorporation of enhancements, upgrades and new software and hardware products into Touch America Holdings' network and operational processes that may cause unanticipated disruptions;

    - the changing interpretation and enforcement of regulatory developments and court rulings concerning the 1996 Telecommunications Act, interconnection agreements and the anti-trust laws;

    - Touch America Holdings' ability to integrate the businesses it acquires into its business efficiently; and

    - the availability of equipment and services from key vendors.

As a result, it is likely that in some future quarters Touch America Holdings' operating results will be below the expectations of securities analysts and investors. If this happens, the trading price of Touch America Holdings' common stock would likely decline.


ANTI-TAKEOVER PROVISIONS COULD LIMIT TOUCH AMERICA HOLDINGS' SHARE PRICE AND DELAY A CHANGE OF MANAGEMENT


    Touch America Holdings' certificate of incorporation and by-laws contain provisions that could make it more difficult or even prevent a third party from acquiring Touch America Holdings without the approval of its incumbent board of directors. These provisions, among other things:

    - divide Touch America Holdings' board of directors into three classes, with members of each class to be elected in staggered three-year terms;

    - prohibit stockholder action by written consent in place of a meeting;

    - limit the right of stockholders to call special meetings of stockholders;

    - limit the right of stockholders to present proposals or nominate directors for election at annual meetings of stockholders; and

    - authorize Touch America Holdings' board of directors to issue preferred stock in one or more series without any action on the part of stockholders.


    These provisions could limit the price that investors might be willing to pay in the future for shares of Touch America Holdings' common stock and significantly impede the ability of the holders of Touch America Holdings' common stock to change management. In addition, Touch America Holdings will adopt a Shareholder Protection Rights Plan between the effective date of Touch America Holdings' registration statement on Form S-4 and the effective time of the merger, which has anti-takeover effects. The rights plan, if triggered, would cause substantial dilution to a person or group that attempts to acquire Touch America Holdings on terms not approved by Touch America Holdings' board of directors. Provisions and agreements that inhibit or discourage takeover attempts could reduce the market value of Touch America Holdings' common stock. For additional information, see "Description of Touch America Holdings' Capital Stock" below on page 71 and "Comparison of Shareholder Rights" below on page 73.



TOUCH AMERICA HOLDINGS HAS MADE AND MAY MAKE ACQUISITIONS OF COMPLEMENTARY TECHNOLOGIES OR BUSINESSES IN THE FUTURE, WHICH MAY DISRUPT ITS BUSINESS



    Touch America Holdings intends to consider acquisitions of businesses and technologies in the future on an opportunistic basis. Acquisitions of businesses and technologies involve numerous risks, including the diversion of management attention, difficulties in assimilating the acquired operations, loss of key employees from the acquired company, and difficulties in transitioning key customer relationships. In addition, these acquisitions may result in dilutive issuances of equity securities, the incurrence of additional debt, large one-time expenses and the creation of goodwill or other intangible assets that result in significant amortization expense. Any acquisition may not provide the benefits originally anticipated, and there may be difficulty in integrating the service offerings and networks gained through acquisitions and strategic investments with Touch America Holdings' own service offerings and networks. In a strategic investment where the acquisition is of a minority interest in a company, the acquirer may lack control over the operations and strategy of the business, and it cannot be guaranteed that such lack of control will not interfere with the integration of services and distribution channels of the business with Touch America Holdings' own strategy and business operations. Further, there may be unexpected liabilities and contingencies that may accompany such strategic investments and acquisitions. There is no guarantee that Touch America Holdings will:


    - identify attractive acquisition and strategic investment candidates;

    - complete and finance additional acquisitions on favorable terms; or

    - integrate the acquired assets into Touch America Holdings' own business.


Any of these factors could materially harm Touch America Holdings' business or Touch America Holdings' operating results in a given period.

        SELECTED HISTORICAL CONDENSED CONSOLIDATED FINANCIAL DATA OF MPC


    MPC is providing the following financial information to aid you in your analysis of the financial aspects of the restructuring. This information is only a summary and you should read it in conjunction with MPC's audited consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, as retroactively reclassified to report MPC's coal businesses and oil and natural gas businesses as discontinued operations. These reclassified consolidated financial statements are included in this proxy statement/prospectus. See "Index to Financial Statements" below on page F-1. You should also read this information in conjunction with the historical consolidated financial statements of MPC and the related notes contained in annual reports and other information that MPC has previously filed with the Securities and Exchange Commission, or SEC. See "Where You Can Find More Information" below on page 82.


    As mentioned above and included in this proxy statement/prospectus, we have reclassified historical financial information presented in our 1999 Annual Report on Form 10-K to reflect discontinued operations accounting treatment for oil and natural gas operations and coal operations. See "Index to Financial Statements" below on page F-1. We entered into a definitive agreement to sell our oil and natural gas operations on August 25, 2000 and a definitive agreement to sell our coal operations on September 15, 2000. Both agreements were subject to customary closing conditions. We applied discontinued operations accounting treatment to both of these operations effective September 1, 2000 and, as a result, we have reclassified our income statements and cash flow statements for all periods presented to show financial results and cash flows on a continuing/ discontinued basis. The following table presents our selected historical condensed consolidated financial data for each of the five years in the period ended December 31, 1999 and for the nine months ended September 30, 2000. We have not presented financial data for the nine months ended September 30, 1999, as it is presented in our Form 10-Q filed with the SEC on November 14, 2000, and because it is not materially different than the December 31, 1999 income statement and balance sheet data shown below.

                                                                                     FOR THE YEAR ENDED
                                                              -----------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                              ----------------------------------------------------
                                                                   UNAUDITED
                                                              -------------------                                    UNAUDITED
                                                                1995       1996       1997       1998       1999      9/30/00
                                                              --------   --------   --------   --------   --------   ----------
                                                                       (MILLIONS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
INCOME STATEMENT DATA
  Operating revenues........................................   $  649     $  688     $  696     $  877     $  812      $  680
  Operating expenses........................................      495        510        533        622        643         598
  Operating income..........................................      154        178        163        255        169          82
  Net income from continuing operations for common shares...       64         69         74        122         95          36
  Basic net income per common share from continuing
    operations..............................................     0.60       0.64       0.68       1.11       0.86        0.35
  Basic net income per common share.........................     0.46       1.02       1.14       1.47       1.34        0.85
  Diluted net income per common share from continuing
    operations..............................................     0.60       0.64       0.68       1.11       0.86        0.34
  Diluted net income per common share.......................     0.46       1.02       1.14       1.47       1.33        0.84
  Ratio of earnings to fixed charges........................     2.42x      2.52x      2.28x      2.84x      2.49x       2.55x*

                                                                                AT DECEMBER 31,
                                                              ----------------------------------------------------
                                                                   UNAUDITED
                                                              -------------------                                    UNAUDITED
                                                                1995       1996       1997       1998       1999     AT 9/30/00
                                                              --------   --------   --------   --------   --------   ----------
                                                                       (MILLIONS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
BALANCE SHEET DATA
  Total assets..............................................   $2,586     $2,698     $2,806     $2,928     $3,049      $2,626
  Long-term debt............................................      617        633        653        698        619         394
  Preferred shares subject to mandatory redemption, at
    stated value............................................       --         65         65         65         65          65
  Preferred shares, at stated value.........................      101         58         58         58         58          58
  Common shareholders' equity...............................      945        971      1,012      1,089      1,009       1,032
  Cash dividends per common share...........................     0.80       0.80       0.80       0.80       0.80        0.60
  Book value per share......................................     8.65       8.89       9.24       9.88       9.56        9.76
  Average basic common shares outstanding (millions)........      108        109        109        110        110         110

------------------------------
* Calculated for twelve months ended September 30, 2000.

       SELECTED UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
                           OF TOUCH AMERICA HOLDINGS


    The following selected unaudited pro forma condensed consolidated financial information gives effect to the approvals of the proposed merger and sale of the utility business to NorthWestern, as solicited in this proxy statement/prospectus. In addition, this selected financial information illustrates the effects of the pending and expected sale of Continental Energy Services, Inc. and, for the year ended December 31, 1999 and the nine months ended September 30, 2000, the redemption of preferred stock, solicited in this proxy statement/prospectus, and the acquisition of divested long distance businesses of Qwest Communications International Inc. It does not present expected proceeds and gains from the pending sales. The selected unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only. You should not rely on this information as being indicative of the results of operations or financial position that would have been achieved had the proposals solicited in this proxy statement/prospectus occurred at the beginning of each of the periods or on the date indicated, or the future results that Touch America Holdings will experience after the restructuring. The selected unaudited pro forma condensed consolidated financial information
(i) has been derived from and should be read in conjunction with the "Unaudited Pro Forma Consolidated Financial Statements of Touch America Holdings" and the related notes included below on page 59 and (ii) should be read in conjunction with the consolidated financial statements of MPC. See "Index to Financial Statements" below on page F-1. For a chart on Touch America Holdings after the restructuring is completed, see page 9 above.


                                                                       FOR THE YEAR ENDED
                                                ----------------------------------------------------------------
                                                                    DECEMBER 31,
                                                ----------------------------------------------------   UNAUDITED
                                                12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   09/30/00
                                                --------   --------   --------   --------   --------   ---------
                                                        (MILLIONS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
  DATA
  Operating revenues..........................   $  27      $  30      $   48     $ 100      $ 387       $ 331
  Operating expenses..........................      34         40          49        64        313         276
  Operating income (loss).....................      (7)       (10)         (1)       36         74          55
  Net income (loss) from continuing operations
    for common shares.........................     (13)       (17)         (1)       14         45          33
  Basic net income (loss) from continuing
    operations per common share...............   (0.12)     (0.15)      (0.01)     0.13       0.41        0.31
  Diluted net income from continuing
    operations per common share...............   (0.12)     (0.15)      (0.01)     0.13       0.41        0.31

                                                                  AT DECEMBER 31,
                                                ----------------------------------------------------   UNAUDITED
                                                  1995       1996       1997       1998       1999     AT 9/30/00
                                                --------   --------   --------   --------   --------   ----------
                                                         (MILLIONS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
UNAUDITED PRO FORMA BALANCE SHEET DATA
  Assets relating to telecommunications
    operations................................   $  23      $  52      $  102     $ 190      $ 291       $ 752
  Long-term debt, excluding debt to be assumed
    by NorthWestern...........................     243        259         279       324        245          97
  Preferred shares subject to mandatory
    redemption................................      --         --          --        --         --          --
  Preferred shares, at stated value...........     101         58          58        58         36          36
  Common shareholders' equity.................     945        971       1,012     1,089      1,009       1,032
  Cash dividends per common share from
    telecommunications operations.............      --         --          --        --         --          --
  Book value per share........................    8.65       8.89        9.24      9.88       9.56        9.76
  Average common shares outstanding
    (millions)................................     108        109         109       110        110         110

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

    This proxy statement/prospectus and the documents that are incorporated herein by reference include various forward-looking statements about MPC and Touch America Holdings that are subject to risks and uncertainties. Forward-looking statements include the information concerning future financial performance, business strategy, projected plans and objectives of MPC and Touch America Holdings set forth under:

    - "Questions and Answers About the Restructuring";

    - "Summary";

    - "Selected Unaudited Pro Forma Consolidated Financial Data";

    - "Comparative Per Share Data";

    - "The Restructuring";


    - "The Merger Agreement";


    - "The Purchase Agreement; and

    - "Unaudited Pro Forma Condensed Consolidated Financial Statements--Touch America Holdings".

    Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," "plans" or similar expressions are generally forward-looking in nature and not historical facts.


    In addition to the certain factors described under "Risk Factors," the following important factors could cause actual future results for MPC and Touch America Holdings to differ materially from those expressed in the forward-looking statements:


    - changes in economic conditions;

    - changes in laws, regulations or regulatory policies;

    - developments in legal or public policy doctrines;

    - technological developments;

    - an inability to consummate the redemption of preferred stock, the merger or the sale of the utility business to NorthWestern;

    - potential changes in the applicable accounting standards for the restructuring;

    - the risk of a significant delay in the expected completion of, and unexpected consequences resulting from, the restructuring; and

    - any other presently unknown or unforeseen factors.

    Most of these factors are difficult to accurately predict and are generally beyond the control of MPC and Touch America Holdings.

    The areas of risk described above should be considered in connection with any written or oral forward-looking statements that may be made after the date of this proxy statement/prospectus by MPC or Touch America Holdings or anyone acting for them. Except for their ongoing obligations to disclose material information under the federal securities laws, neither MPC nor Touch America Holdings undertake any obligation to release publicly any revisions to any forward-looking statements to report events or circumstances after the date of this proxy statement/prospectus or the occurrence of unanticipated events.

                              THE SPECIAL MEETING


    WE ARE FURNISHING THIS PROXY STATEMENT/PROSPECTUS TO SHAREHOLDERS OF MPC AS PART OF THE SOLICITATION OF PROXIES BY THE MPC BOARD FOR USE AT THE SPECIAL MEETING.


DATE, TIME AND PLACE


    MPC will hold its special meeting on Wednesday, May 30, 2001, at 1:30 p.m., local time, at the Mother Lode Theater, 316 W. Park, Butte, Montana.


PURPOSE OF THE SPECIAL MEETING


    At the special meeting, we are asking holders of record of MPC's common shares and preferred shares to consider and vote on (i) a proposal to approve the merger agreement between MPC, Touch America Holdings and The Montana Power L.L.C. and (ii) a proposal to approve the sale of the utility business to NorthWestern. See "The Restructuring," below on page 30, "The Merger Agreement" below on page 51 and "The Purchase Agreement" below on page 52. We are also asking holders of record of MPC's common shares to consider and vote on a proposal to approve the redemption of MPC's outstanding Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series. See "The Restructuring" below on page 30 and "The Redemption of the Preferred Stock" below on page 61.



    At the September 29, 2000 MPC Board meeting, at which all the board members but one were present, and the October 24, 2000 MPC Board meeting at which all the board members but two were present, the MPC Board approved and adopted the merger agreement, the purchase agreement and the other transactions contemplated by the merger agreement and the purchase agreement, and approved the redemption of the preferred stock. The MPC Board has determined that these transactions and the restructuring envisioned is consistent with, and in furtherance of, the best interest of MPC and its shareholders.



    MEMBERS OF THE MPC BOARD PRESENT AT THE SEPTEMBER 29, 2000 AND THE OCTOBER 24, 2000 BOARD MEETINGS RECOMMEND THAT MPC'S SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT, THE SALE OF THE UTILITY BUSINESS TO NORTHWESTERN AND THE REDEMPTION OF THE PREFERRED STOCK.


RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM


    Only MPC's shareholders of record at the close of business on March 27, 2001, the record date, are entitled to notice of and to vote at the special meeting. On February 26, 2001, 103,755,534 MPC common shares were issued and outstanding and held by approximately 29,762 holders of record and approximately 580,389 MPC preferred shares were issued and outstanding and held by approximately 2,527 holders of record. A quorum will be present at the special meeting if the holders of a majority of the votes of shares entitled to vote on the record date are represented in person or by proxy. If a quorum is not present at the special meeting, the special meeting will be adjourned or postponed to solicit additional proxies. Holders of record of MPC common shares and MPC preferred shares on the record date are entitled to one vote per share at the special meeting on the proposal to approve the merger agreement and the sale of the utility business to NorthWestern, while holders of record of MPC common shares on the record date are entitled to one vote per share at the special meeting on the proposal to approve the redemption of the preferred stock.


VOTE REQUIRED


    The approval of (i) the merger agreement, and (ii) the sale of the utility business to NorthWestern, requires the affirmative vote of at least two-thirds of the common and preferred shares outstanding and entitled to vote at the special meeting of the shareholders as of the record date, either in person or by proxy, voting together as a single class. The approval of the redemption of the preferred stock requires the affirmative vote of at least a majority of the common shares outstanding and entitled to vote at the special meeting of the shareholders as of the record date, either in person or by proxy. The holders of preferred shares are not entitled to vote on the redemption of these shares.


VOTING BY MPC DIRECTORS AND EXECUTIVE OFFICERS


    At the close of business on February 1, 2001, directors and executive officers of MPC owned and were entitled to vote less than 1% of MPC common shares outstanding on that date. Each MPC director and executive officer has indicated his or her present intention to vote, or cause to be voted, MPC common shares owned by him or her for the approval of the merger agreement, the sale of the utility business to NorthWestern and the redemption of the preferred stock.


VOTING OF PROXIES


    All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the shareholders giving those proxies. If a proxy card is signed, dated and returned or if a proxy is submitted by telephone or Internet without specifying voting instructions, the shares will be voted for the approval of the merger agreement, sale of the utility business to NorthWestern and the redemption of the preferred stock.



    In addition to manually executing and returning a proxy by mail, shareholders may vote by telephone or the Internet. If voting by telephone or computer, the shareholder should dial the toll-free number or access the Internet address, in each case as indicated in the shareholder's proxy. The shareholders will then be prompted to enter the control number printed on the proxy and to follow the subsequent instructions.



    Abstentions and broker non-votes will be counted as present at the special meeting for purposes of determining a quorum, but will not be counted for any vote.



    Only shares affirmatively voted for the approval of the merger agreement, the sale of the utility business to NorthWestern and the redemption of the preferred stock, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for the proposal. The delivery of an improperly executed proxy card or AN ABSTENTION OR FAILURE TO VOTE AT THE MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST APPROVAL OF THE MERGER AGREEMENT, THE SALE OF THE UTILITY BUSINESS TO NORTHWESTERN AND THE REDEMPTION OF THE PREFERRED STOCK. Also, under New York Stock Exchange and Pacific Exchange, Inc. rules, brokers who hold MPC shares in street name for customers who are the beneficial owners of those shares may not give a proxy to vote those shares without specific instructions from those customers. If a broker holds the shares of a shareholder in street name and the shareholder intends to come to the special meeting and vote, the shareholder must bring a letter from his or her broker identifying him or her as the beneficial owner of the shares and authorizing the shareholder to vote.



    On January 23, 2001, the MPC Board appointed Jerrold P. Pederson, Patrick T. Fleming and Robert P. Gannon as the persons to vote the proxies for the shareholders at the special meeting. The persons named as proxies by a shareholder may propose and vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to approve the merger agreement, the sale of the utility business to NorthWestern or the redemption of the preferred stock will be voted in favor of any adjournment or postponement.



    MPC does not expect that any matter other than the proposals to approve the merger agreement, the sale of the utility business to NorthWestern and the redemption of the preferred stock will be brought before the special meeting. If, however, other matters incident to the conduct of the meeting are properly presented at the special meeting, the persons named as proxies will vote in accordance with the recommendation of the MPC Board.

CHANGING THE VOTE



    Voting by use of a proxy on the enclosed form, telephone or computer does not preclude a shareholder from changing the shareholder's vote. Shareholders may change their vote at any time prior to the exercise of their vote, by submitting a duly executed proxy, telephone or computer vote to MPC with a later date or by appearing at the special meeting and voting in person. Shareholders may change their vote by any of these methods, regardless of the method used to cast their previous vote.



REVOCABILITY OF PROXIES



    A shareholder may also revoke a proxy at any time prior to its exercise by filing with MPC's Secretary a duly executed revocation of proxy. Attendance at the special meeting without voting will not itself revoke a proxy.


SOLICITATION OF PROXIES


    MPC will mail a copy of this proxy statement/prospectus to each holder of record of MPC shares on the record date. We have selected Corporate Investor Communications, Inc. to assist in the solicitation of proxies for a fee of $10,000 plus expenses. Solicitations will be made by mail and may also be made by our officers, or by other regular employees, or by employees of Corporate Investor Communications, Inc. personally, by telephone or by other electronic means. We also will request that brokers and other nominees solicit proxies or authorizations from shareholders whose shares are held in accounts, street name, at brokerage firms. In addition, we will pay the customary broker or nominee charges for forwarding proxy materials to you. MPC will bear the cost of the solicitation of proxies from its shareholders.



    IF THE MERGER IS COMPLETED, TOUCH AMERICA HOLDINGS WILL MAIL TO YOU APPROPRIATE TRANSMITTAL MATERIALS AND INSTRUCTIONS ADVISING YOU OF THE PROCEDURE TO BE USED FOR THE SURRENDER OF MPC SHARE CERTIFICATES FOR SHARE CERTIFICATES OF TOUCH AMERICA HOLDINGS. FOLLOWING THE MERGER, YOUR EXISTING MPC SHARE CERTIFICATES WILL AUTOMATICALLY BE DEEMED TO REPRESENT FOR ALL PURPOSES THE RIGHT TO RECEIVE SHARE CERTIFICATES OF TOUCH AMERICA HOLDINGS. ACCORDINGLY, MPC SHAREHOLDERS SHOULD NOT SEND IN THEIR MPC SHARE CERTIFICATES UNTIL RECEIVING THESE MATERIALS.

                               THE RESTRUCTURING


    THE DISCUSSION IN THIS PROXY STATEMENT/PROSPECTUS OF THE RESTRUCTURING, THE PRINCIPAL TERMS OF THE PURCHASE AGREEMENT DATED AS OF SEPTEMBER 29, 2000, AMONG MPC, TOUCH AMERICA HOLDINGS AND NORTHWESTERN, AND THE PRINCIPAL TERMS OF THE MERGER AGREEMENT DATED AS OF FEBRUARY 20, 2001, AMONG MPC, THE MONTANA POWER L.L.C. AND TOUCH AMERICA HOLDINGS, IS SUBJECT TO, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT AND THE PURCHASE AGREEMENT. COPIES OF THESE AGREEMENTS ARE ATTACHED TO THIS PROXY STATEMENT/PROSPECTUS AS ANNEX A AND B, RESPECTIVELY, AND ARE INCORPORATED HEREIN BY REFERENCE.


GENERAL DESCRIPTION OF THE RESTRUCTURING


    In the restructuring, MPC will merge with and into The Montana Power L.L.C., a Montana limited liability company and wholly-owned subsidiary of Touch America Holdings. Pursuant to the merger agreement, shareholders of MPC will become shareholders of Touch America Holdings. Immediately following the merger, The Montana Power L.L.C., constituting MPC's utility business, will be sold to NorthWestern. As a result of these transactions, Touch America Holdings will become the owner of the telecommunications operating businesses of Touch America, Inc. and Tetragenics Company.


BACKGROUND OF THE RESTRUCTURING


    MPC was formed in 1912 through the merger of four small regional electric companies. Through an evolutionary expansion into related businesses, as of the beginning of 2000, MPC operated or invested in businesses in North America, Europe and Asia, supplying energy--non-regulated electricity, natural gas, oil and coal--and providing energy and telecommunications services.


    MPC's utility business in the western two-thirds of Montana is transmission and distribution of electricity and natural gas, serving 285,000 electric customers and 148,000 natural gas customers. Its nonutility businesses were primarily natural gas exploration, production and marketing, coal mining, and an independent power group, which developed, owned and operated nonutility electric generation facilities.


    In recent years, MPC's growth business has been focused around Touch America, Inc., its telecommunications subsidiary. Presently, Touch
America, Inc. has a 18,000-mile fiber-optic network in the United States and has plans to expand that network to 26,000 miles by the end of 2001. The divestiture would allow a sharper focus on this telecommunications business.


    Given the tremendous growth in the telecommunications industry generally, and Touch America, Inc. specifically, earlier this year MPC began considering a restructuring of its businesses to focus on the telecommunications business. On March 28, 2000, after a careful review of options and strategies, MPC announced that it would begin the process of divesting MPC's multiple energy businesses, separating them from Touch America, Inc. and Tetragenics. It was MPC's intent to exit the energy businesses quickly in order to create a clear vision for the future and to focus on Touch America, Inc.

    The decision to divest the energy businesses of MPC was based on a belief that the divestiture would allow a focus on the fast-growing telecommunications business of Touch America, Inc., while enabling the energy companies to grow, thrive and add value under new ownership. The MPC Board focused on the fact that MPC's structure, which had been created to be responsive to the demands of a regulated intrastate utility business, could not continue to meet the demands and ensure the success of both the energy and telecommunications businesses, which are very different.


    Consequently, MPC retained Goldman, Sachs & Co. to assist it in the sale of the utility business, the coal business, the oil and gas business and the independent power production business, as well as the restructuring of MPC from an energy related business to Touch America Holdings, a telecommunications business with a simple corporate structure more appropriate to a national telecommunications holding company. With the assistance of Goldman, Sachs & Co., MPC entered into a competitive bid process to determine all qualified buyers for the various businesses.



    Each competitive bid process was initiated by Goldman Sachs & Co. contacting interested parties. A number of these parties expressed interest in certain businesses, entered into confidentiality agreements with MPC and submitted indicative bids. Certain parties were then invited to conduct due diligence and submit final bids, along with a description of any material terms relating to the proposed bid. The winning bidder was selected on the basis of overall price, the terms of the offer and additional factors such as closing risk. On determining the superior bid, MPC entered into exclusive negotiations with the winning bidder. In determining a buyer, the MPC Board was particularly focused on achieving strong prices from well-regarded companies with good reputations for integrity, community involvement and fair treatment of all employees. Following a competitive bid process, MPC rapidly entered into agreements with third parties to divest itself of the coal business, the oil and gas business and the independent power production business.


    On August 28, 2000, MPC announced that PanCanadian Petroleum Limited of Calgary had agreed to acquire the oil and gas business for $475 million in cash. PanCanadian Petroleum Limited is one of Canada's largest producers and marketers of crude oil, natural gas and gas liquids. MPC believes that there will be a meshing of business strategies and cultural synergies between PanCanadian Petroleum Limited and the oil and gas business. The sale of the oil and gas business was completed on October 31, 2000. PanCanadian Petroleum Limited is contractually committed to continue total compensation levels to all current employees of MPC in the oil and gas business until October 31, 2002 and to provide enhanced severance benefits to any employee terminated during that period.

    On September 15, 2000, MPC announced that Westmoreland Coal Company had agreed to acquire the coal business for $138 million in cash. The sale of the coal business is expected to be completed in March 2001. Westmoreland Coal Company is contractually committed to continue total compensation levels to all current employees of MPC in the coal business until twenty-four months following the completion of the sale of the coal business and to provide enhanced severance benefits to any employee terminated during that period.


    On September 20, 2000, MPC announced that privately held BBI Power Corporation had agreed to acquire the independent power production business for $85 million in cash. On January 12, 2001, BBI Power Corporation assigned its right to acquire the independent power production business to a wholly-owned subsidiary, CES Acquisition Corp. The sale of the independent power production business was completed on February 21, 2001. BBI Power Corporation and CES Acquisition Corp. are contractually committed to continue total compensation levels to all current employees of MPC in the independent power production business until twenty-four months following the completion of the sale of the independent power production business and to provide enhanced severance benefits to any employee terminated during that period.



    Following the announcement of these transactions, and in preparation for the sale of the utility business to NorthWestern, on September 26, 2000, MPC announced the formation of a stand-alone transition organization to assist MPC with the divestiture of the utility business, comprised of the following individuals: J.D. Haffey, E.M. Senechal, E.J. Kindt, D.N. Ottolino,
P.K. Merrell, W.A. Pascoe, D.A. Johnson, P.R. Corcoran and M.P. Manion. All of these individuals are officers of the MPC utility division. The leadership group will provide NorthWestern with an experienced team to lead the utility business into the future, and to reassure MPC's customers and the public that a ready, willing and able organization will continue to provide safe and reliable electric and natural gas service to the more than 300,000 customers in Montana.



    MPC received three final bids in relation to the sale of the utility business. After reviewing each bid with respect to price, material terms, and additional factors such as closing risk, the MPC Board determined that NorthWestern's bid was superior. In reaching this conclusion, the MPC Board took into account, among other things, its belief that NorthWestern was a well-regarded company with a good reputation for integrity, community involvement and fair treatment of all employees. NorthWestern is an energy and communications solutions company with $5 billion in annual revenues and a long history of providing electric and natural gas service to customers in South Dakota and Nebraska. MPC then entered into exclusive negotiations with NorthWestern and determined not to negotiate with the two remaining bidders. On October 2, 2000, MPC announced that NorthWestern had agreed to acquire the utility business for approximately $1.1 billion, including the assumption of up to $488 million of debt. The agreement entered into with NorthWestern is described under the heading "The Purchase Agreement" below on page 52. This agreement, and the sale of the utility business to NorthWestern thereunder, was approved by the MPC Board on September 29, 2000.



    In connection with the sale of the utility business to NorthWestern, and the restructuring generally, the MPC Board met on October 24, 2000, and those members present (10 of the 11 directors) approved and adopted the merger agreement and the redemption of the preferred stock and recommended that MPC's shareholders approve the merger agreement, the sale of the utility business to NorthWestern and the redemption of the preferred stock. In addition, the members of the MPC Board present at this meeting approved a tender offer for all of the outstanding shares of MPC's $6.875 Series Preferred Stock.


    Following the merger and the sale of the utility business to NorthWestern, the cash proceeds of the sale of the oil and gas business, the coal business, the independent power production business and the utility business, totaling approximately $1.3 billion, is to be re-deployed to take advantage of Touch America, Inc.'s multiple telecommunications opportunities.

REASONS FOR THE RESTRUCTURING AND THE MPC BOARD RECOMMENDATION


    At the September 29, 2000 MPC Board meeting, at which all the board members but one were present, regarding the sale of the utility business to NorthWestern and the October 24, 2000 MPC Board meeting, at which all the board members but two were present, regarding the restructuring, the merger and the redemption of the preferred stock, the MPC Board, after due consideration:


    - determined that the restructuring is consistent with, and in furtherance of, the best interest of MPC and its shareholders;

    - determined that the sale of the utility business to NorthWestern and the other transactions contemplated by the purchase agreement are consistent with, and in furtherance of, the best interest of MPC and its shareholders;

    - adopted and approved the purchase agreement and the other transactions contemplated by the purchase agreement;

    - determined that the merger is consistent with, and in furtherance of, the best interest of MPC and its shareholders;


    - adopted and approved the merger agreement and the other transactions contemplated by the merger agreement;



    - determined to recommend that MPC shareholders vote for the approval of the merger agreement and the sale of the utility business to NorthWestern;


    - determined that the redemption of the preferred stock is consistent with, and in furtherance of, the best interest of MPC and it shareholders; and

    - adopted and approved the redemption and determined to recommend that MPC shareholders vote for the approval of the redemption of the preferred stock.

    The decision to divest the energy businesses of MPC was based on a belief that the divestiture would allow a focus on the fast-growing telecommunications business of Touch America, Inc., while enabling the energy companies to grow, thrive and add value under new ownership.


    The MPC Board found that the management demands of operating a regulated, integrated electric and natural gas utility company are very different from those of operating a national, growth oriented fiber optic telecommunications company, and that these differing demands are such that separate ownership and management of the businesses should be far more efficient. The MPC Board determined that the complete attention of MPC's management team was needed in order to continue to aggressively grow Touch America, Inc.'s national fiber-optic and wireless networks, including increasing traffic and revenues and building brand awareness. In the rapidly-changing telecommunications business climate, opportunities must be acted upon with urgency, requiring corporate structures that are focused and less complicated than MPC's present structure. The MPC Board also believed that the realities of size and scale in the energy and telecom business could not be ignored. Without the separation of the energy and the telecommunications businesses, the MPC Board believed that the whole of MPC would become less than the sum of the parts because management might not be able to adequately focus on all the businesses at once, adversely affecting MPC's employees, customers, communities and shareholders.


    The MPC Board believes that the combination of Touch America Holdings' management, personnel, technical expertise and financial strength, will create a company with capabilities and resources better positioned to succeed and grow in the competitive telecommunications marketplace.


    The MPC Board believes that the redemption of the preferred stock, and the tender offer for the remaining series of preferred stock, will allow Touch America Holdings to have a less complicated equity structure in line with other national, growth oriented telecommunication companies. This structure will allow a proper valuation of Touch America Holdings, and provide the shareholders of Touch America Holdings' common shares with greater voting power.



    In considering the tax consequences of the merger, the MPC Board was advised that the form of the transaction adopted was superior from a tax perspective to other alternatives given MPC's objectives and existing structure. In particular, the merger facilitates the prompt and timely transfer of the regulated electric and natural gas transmission and distribution assets into an entity that can be sold. The degree of tax uncertainty associated with the merger transaction was considered manageable.



    The MPC Board is of the opinion that the restructuring will provide substantial financial benefits to MPC shareholders, employees and customers. It believes that current perceptions of MPC's value result from complicated analyses of combined telecommunication and diversified energy and electric and natural gas utility businesses. Thus, the current structure makes valuation of the separate businesses very difficult and less likely to reflect full value. The restructuring should permit the market to focus fully on the separated telecommunications and energy and utility businesses. The MPC Board believes employees will likewise benefit from the improved focus resulting from the restructuring. Whether employees are employed in the utility, oil and gas, coal, independent power or telecommunication business, the MPC Board believes the company employing them will be focused on that business, providing them an enhanced opportunity to grow the business and to strive to assure its long-term success. The MPC Board believes customers should benefit from this enhanced focus because managers of the restructured businesses should be able to seek new investment without competing for capital with an affiliated telecommunication or energy or utility business. Capital invested in growing the business should assure customers continued access to desired products and services. The restructuring should also provide incentives for managers of each of the telecommunications, energy, and utility businesses to seek new sources for efficiency and cost reduction to compete in their respective industries. Finally, the MPC Board believes investment of the proceeds realized through the restructuring will provide capital resources necessary for Touch America Holdings to execute its growth plans and achieve competitive investor returns in the telecommunications industry. As a result, Touch America Holdings will continue developing a presence in a national market, moving away from the energy and utility businesses' market presence in Montana and the northwestern United States.


    In approving the transaction and making these determinations and recommendations, the MPC Board consulted with Company management as well as its outside legal counsel and financial advisors, and considered a number of factors, including the following factors:

    - the benefits of the transactions described above;

    - the review and analysis of MPC's and Touch America, Inc.'s business, financial condition, earnings, risks and prospects;

    - the effect of the transaction on the capital structure and financial ratios of MPC;

    - the possibility that the transaction could result in a lower investment grade credit rating for Touch America Holdings than for MPC;

    - current industry, economic and market conditions and the prospects of further restructuring and consolidation in the telecommunications industry;

    - the risks of completing the sale of the coal, independent power production and oil and gas businesses and the utility business;

    - the ability to complete the merger as a tax-free transaction for U.S. federal income tax purposes and to have the exchange of MPC shares be tax-free to shareholders;

    - the terms and conditions of the purchase agreement, including the conditions to closing, the potential termination fees payable, the amount of the consideration, and the fact that the consideration is all in cash;

    - the proposed composition of senior management and the Board of Directors of Touch America Holdings;

    - the potential benefits to the employees of MPC's energy businesses from the expanded opportunities that are anticipated to be available under new ownership intent on growing those businesses;

    - the interests of MPC's customers;

    - that while the transaction is likely to be completed, there are risks associated with obtaining necessary regulatory approvals, and as a result of this and other conditions to the completion of the transaction, it is possible that the transaction may not be completed even if approved by shareholders;

    - the impact of regulation of the energy businesses under the state of Montana and federal laws;

    - the risks inherent in the telecommunications industry; and


    - the interests that a number of executive officers of MPC may have with respect to the transaction in addition to their interests as shareholders of MPC.


    The MPC Board believes that, overall, the potential benefits of the merger, the sale of the utility business to Northwestern, and the restructuring generally, to MPC and its shareholders outweighed the risks.

    This discussion of the information and factors considered by the MPC Board in making its decision is not intended to be exhaustive but includes all material factors considered by the MPC Board. In view of the wide variety of factors considered in connection with its evaluation of the transaction and the complexity of these matters, the MPC Board did not find it useful to and did not attempt to quantify, rank or otherwise assign relative weights to these factors. In addition, the MPC Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather the MPC Board conducted an overall analysis of the factors described above, including thorough discussions with and questioning of MPC's management and legal, financial and accounting advisors. In addition, individual members of the MPC Board may have given different weight to different factors.

USE OF PROCEEDS FROM THE SALE OF THE ENERGY BUSINESSES


    The sale of the utility business to NorthWestern is anticipated to result in Touch America Holdings receiving approximately $602 million in cash. In addition, NorthWestern will assume all of MPC's outstanding debt relating to the utility business in the amount of up to $488 million. The sale of the oil and gas business, the coal business and the independent power production business is anticipated to result in Touch America Holdings receiving approximately an additional $698 million in cash. From these proceeds, MPC will pay various restructuring-related costs, including estimated legal, advisory and banking costs of approximately 2.5% of these cash proceeds and will pay Federal and state income taxes on such proceeds.


    Touch America Holdings plans to use the proceeds from these sales primarily for working capital purposes and to provide capital in positioning Touch America, Inc. in the business of telecommunications.


    THE MPC BOARD RECOMMENDS THAT MPC'S SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT, THE SALE OF THE UTILITY BUSINESS TO NORTHWESTERN AND THE REDEMPTION OF THE PREFERRED STOCK.


INTERESTS OF MPC'S DIRECTORS AND MANAGEMENT IN THE RESTRUCTURING


    At the completion of the restructuring, Touch America Holdings' Board of Directors will consist entirely of the current MPC Board:



    - Robert P. Gannon,



    - Jerrold P. Pederson,



    - Tucker Hart Adams,



    - Adam F. Cain,



    - John G. Connors,



    - R.D. Corette,



    - Kay Foster,



    - John R. Jester,



    - Carl Lehrkind III,



    - Deborah D. McWhinney, and



    - Noble E. Vosburg.



    The current MPC Board was selected to form the initial board of Touch America Holdings because of its business expertise and because it has the necessary experience in the telecommunications business based on its affiliation with Touch America, Inc.



    At the completion of the restructuring, it is anticipated that the following officers of MPC and Touch America, Inc. will become executive officers of Touch America Holdings:



    - Robert P. Gannon,



    - Jerrold P. Pederson,



    - Michael J. Meldahl,



    - Patrick T. Fleming,



    - Michael E. Zimmerman,

    - Perry J. Cole,



    - D.G. Gay, and



    - D.J. Sullivan.


Robert P. Gannon, currently the Chairman and Chief Executive Officer of MPC, will continue as Chairman and Chief Executive Officer of Touch America Holdings.


Mr. Cromer terminated his employment in connection with, as a result of, or in anticipation of a change of control.


OUTSTANDING STOCK-BASED GRANTS UNDER MPC'S LONG-TERM INCENTIVE PLAN


    MPC's employees and executive officers participate in MPC's Long-Term Incentive Plan. The Plan permits the granting of stock options, stock appreciation rights, restricted stock, performance shares and dividend equivalent shares and contains a change of control provision applicable to awards made on or after May 11, 1999 unless otherwise provided in the applicable award agreement. The consummation of the restructuring will constitute a change of control for purposes of the Plan. Pursuant to the Plan's terms, upon a change of control:


    - Stock options granted after May 11, 1999 but before August 21, 2000 then unexercised and outstanding will become fully vested and exercisable in accordance with the terms and conditions of the Plan and the applicable stock option award agreement, and

    - All restrictions, terms and conditions applicable to all restricted stock then outstanding will be deemed lapsed and satisfied.


    A number of MPC's executive officers own options that will vest at the consummation of the restructuring. The following list sets forth the identity of these individuals and the number of shares underlying these individuals' options that are subject to accelerated vesting:



    - Robert P. Gannon (261,150)



    - Jerrold P. Pederson (160,900)



    - Michael Meldahl (148,150; 8,000 of these shares are restricted)



    - Richard F. Cromer (84,000)



    - Jack D. Haffey (84,000)



    - Perry Cole (85,250)



    - Bill Pascoe (54,200)



    - David Johnson (48,000)



    - Pamela Merrell (48,000)



    - Michael Zimmerman (48,000)



    - Ellen Senechal (24,000)



    - David Smith (24,000)



    - Dan Sullivan (16,000)



    Stock options granted prior to May 12, 1999 are all fully vested and exercisable. Stock options granted on June 21, 1999 will vest on June 21, 2001 irrespective of the restructuring. In addition, Mr. Meldahl's 4,000 shares of restricted stock will vest on May 11, 2001.


CHANGE OF CONTROL AGREEMENTS


    MPC has entered into individual severance benefit agreements with 36 of its employees to provide benefits after a change of control of MPC, if their employment is subsequently terminated by MPC without "cause," as defined in such agreements, or by the employees with "good reason," as defined in such agreements.



    There are three different tiers of these agreements. The agreements provide that if, within three years after the occurrence of a change of control, the employee is terminated by MPC without cause, or the employee terminates employment with MPC for good reason, the employee is entitled to



    - 299.9 percent for a "Tier 1" participant, 200 percent for a "Tier 2" participant and 100 percent for a "Tier 3" participant of the sum of the highest annual rate of base salary paid to the employee during the three-year period immediately preceding the change of control and the highest annual bonus paid to such individual during such three-year period,



    - 200 percent of the annual contribution to the employee's cash balance pension plan,



    - the present value of the cost to provide welfare benefits under MPC's life insurance, health, dental, disability and other welfare plans for a period of three years following termination, and



    - a prorated portion of the target annual bonus in the year in which the change of control occurred.



    In addition, in the event that any amounts paid to a Tier 1 participant under his or her agreement, or otherwise in connection with his or her termination, are subject to the excise tax imposed under the Internal Revenue Code of 1986, as amended, in connection with a change of control, MPC shall pay an additional amount called a Gross-Up Payment equal to the amount of any such excise taxes and any state or federal taxes on the Gross-Up Payment.



    The Tier 2 and Tier 3 agreements address the situation where the amounts paid under his or her agreement, or otherwise in connection with his or her termination, would be subject to the excise tax imposed under the Internal Revenue Code of 1986, as amended, in connection with the change of control. If such payments or benefits less such excise tax are less than the maximum amount of the payments or benefits which could otherwise be payable to the individual without the imposition of the excise tax, then, to the extent necessary to eliminate the imposition of the excise tax (a) such cash payment and benefits shall first be reduced if necessary, to zero and (b) all other non-cash payments and benefits shall not be reduced.


    MPC has entered into Tier 1 agreements with Messrs. Cromer, Gannon, Haffey, Meldahl and Pederson and three other executive officers of MPC. In addition, MPC has entered into Tier 2 agreements with five individuals and Tier 3 agreements with 23 individuals.


    Pursuant to their Tier 1 agreements and based on estimates prepared using the current data, Messrs. Cromer, Gannon, Haffey, Meldahl and Pederson would be entitled to payments of approximately $1,868,300, $4,157,600, $1,717,110, $2,621,422 and $1,917,400, respectively, in the event their respective employment is terminated in connection with, or within 36 months following, the change of control. The three other executive officers who are party to a Tier 1 agreement with MPC would be entitled to an aggregate payment of approximately $3,582,600 if the employment of each such individual were to be terminated in connection with, or within 36 months following, the change of control. The five individuals who are party to a Tier 2 agreement would be entitled to an aggregate payment of approximately $2,239,500 if the employment of each such individual were to be terminated in connection with, or within 36 months following, the change of control. In addition, the 23 individuals who are party to a Tier 3 agreement with MPC would be entitled to an aggregate payment of approximately $4,304,750 if the employment of each such individual were to be terminated in connection with, or within 36 months following, the change of control.



    Pursuant to the terms of the purchase agreement, NorthWestern has agreed to honor these individual change of control severance agreements and to assume all liability for any amounts or benefits due thereunder. However, NorthWestern will not assume the obligations under the individual change of control severance agreement of any employee of MPC who is an employee of Touch America, Inc. prior to the restructuring or who transfers to Touch America, Inc. in connection with the restructuring. It is anticipated that Messrs. Gannon, Meldahl and Pederson, as well as two additional holders of a Tier 1 agreement, one holder of a Tier 2 agreement and 13 holders of Tier 3 agreements will be employed by Touch America, Inc. following the restructuring. Touch America, Inc. will assume the obligations of MPC pursuant to the individual change of control severance agreements with respect to such employees. The transfer of these employees to Touch America, Inc. will not constitute a termination of their employment for purposes of these individual change of control severance agreements.


EMPLOYEE BENEFIT PLANS

    During the period from the sale of the utility business to NorthWestern until twenty-four months following the sale of the utility business to NorthWestern, NorthWestern has agreed to maintain base salary, wages, compensation levels and employee pension and welfare benefit plans and programs for the benefit of the employees of the utility business, which, in the aggregate, are at least equal to, or equivalent in value to, the base salary, wages, compensation levels, and benefit plans provided to employees of the utility business on the date of the purchase agreement, plus any base salary and wage adjustments made in the ordinary course of business between the date of the purchase agreement and the sale of the utility business to NorthWestern.

    If the employment of any employee of the utility business is terminated within twenty-four months after the sale of the utility business to NorthWestern by


    - action of NorthWestern or any of its affiliates other than for cause, as defined in the purchase agreement, or


    - action of an employee following (A) a reduction in such employee's base salary equal to or greater than fifteen percent or (B) such employee's decision not to relocate more than fifty miles from his or her then current job location, then NorthWestern has agreed to pay each such employee a lump sum severance benefit, less required tax withholding and other withholding obligations required by applicable law, in an amount equal to the sum of (x) ten percent of such employee's base salary multiplied by such employee's "years of service" up to a maximum of one hundred percent of such base salary, plus (y) $6000.



    However, bonus plans and other incentive compensation plans and programs of MPC and/or any of its affiliates, or comparable cash equivalent plans, in which the employees of the utility business are eligible to participate, including terminated or retired employees who remain eligible to participate under the terms of such plans, as in effect on the date of the purchase agreement, are only required to be maintained by NorthWestern through the end of the calendar year in which the sale of the utility business to NorthWestern occurs and the bonuses and incentive compensation to be paid thereunder by NorthWestern and/or its affiliates will be determined



    - in accordance with calculation methods directed by Touch America Holdings, such methods to be consistent with the terms of such incentive compensation plans in effect on the date of the purchase agreement, and the utility business' past practices, as appropriate, and


    - in such a manner so that the effects of the transaction contemplated by the purchase agreement will not unduly burden or benefit the employees of the utility business.

    In addition, NorthWestern will provide each employee of the utility business with credit for all prior service with MPC and its affiliates for all purposes under each employee benefit plan, program, or arrangement of NorthWestern or its affiliates in which such employee is eligible to participate, except to the extent that such service credit would result in a duplication of benefits with respect to the same period of service.

    NorthWestern has agreed to

    - waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the covered participants and their covered dependents under any benefit plan, in which such covered participants and their covered dependents may be eligible to participate after the sale of the utility business to NorthWestern and

    - provide each covered participant and their covered dependents with credit for any co-payments and deductibles paid prior to the sale of the utility business to NorthWestern in satisfying any applicable deductible or out-of-pocket requirements under any benefit plan in which such covered participants and their covered dependents are eligible to participate after the sale of the utility business to NorthWestern.


    Effective as of the sale of the utility business to NorthWestern, NorthWestern has agreed to sponsor and maintain MPC's 401(k) plan, or a comparable plan for the eligible participants and beneficiaries, including continuing the seller stock investment fund for the exclusive benefit of the eligible participants and beneficiaries who had balances in such fund on the sale of the utility business to NorthWestern, for at least twenty-four months after the sale of the utility business to NorthWestern.



    Furthermore, as a condition to NorthWestern's obligation to purchase the utility business, MPC has agreed that the employee stock ownership plan portion of MPC's 401(k) plan will either be terminated or transferred to Touch America Holdings prior to the sale of the utility business to NorthWestern. MPC intends to transfer the ESOP portion of Plan to Touch America Holdings. That means the employees of the utility business, as well as the other businesses previously sold by MPC, will cease to participate in the ESOP portion of the plan.



    For a discussion of the impact of the restructuring on the awards made to employees under MPC's Long-Term Incentive Plan See "--Interests of MPC's Directors and Management in the Restructuring" above on page 35 and "--Outstanding Stock-Based Grants Under MPC's Long-Term Incentive Plan" above on page 36.


    In addition, NorthWestern will maintain and shall be responsible for all current and future obligations of the utility business with respect to

    - any post-retirement health or welfare benefit plan, program or arrangement maintained for all retirees and employees of the utility business as of the sale of the utility business to NorthWestern and


    - the utility discount provided to a number of retired employees and other employees of the utility business.



    The post retirement health and welfare benefits described above shall be continued for their full terms as provided in the applicable plan, program or arrangement as in effect on the sale of the utility business to NorthWestern, and the utility discount described above shall be continued at least until residential customer choice for electric and natural gas utility service is fully implemented in Montana.


INDEMNIFICATION


    Under the purchase agreement, NorthWestern has agreed to indemnify the directors, officers, employees and agents of Touch America Holdings against any and all adverse consequences suffered, incurred or sustained by them relating to MPC, The Montana Power L.L.C. and MPC's subsidiaries resulting from or arising out of the operation of the business of MPC, The Montana Power L.L.C. and

MPC's subsidiaries following the sale of the utility to NorthWestern. The purchase agreement also provides for additional indemnification obligations of Touch America Holdings and NorthWestern including but not limited to environmental, tax and litigation matters. Finally, the purchase agreement provides for financial limitations on indemnification obligations. See "The Purchase Agreement--Indemnification" below on page 59.


LISTING OF TOUCH AMERICA HOLDINGS' CAPITAL STOCK


    It is a condition to the completion of the merger that Touch America Holdings' common stock issuable to MPC's shareholders pursuant to the merger agreement be approved for listing on the New York Stock Exchange and the Pacific Exchange, Inc., subject to official notice of issuance.


DIVIDENDS

    On October 24, 2000, the MPC Board voted to eliminate common dividend payments effective the first quarter of 2001. The final quarterly dividend declared by MPC was $.20 per share payable on November 1, 2000. However, preferred dividends of MPC will not be affected by this decision.


    The purchase agreement also provides that prior to the completion of the sale of the utility business to NorthWestern, MPC cannot declare, set aside or pay a dividend other than a regular quarterly cash common dividend not to exceed either twenty (20) cents per share or the payment of dividends required to be paid on MPC preferred stock.


    Following the restructuring and for the foreseeable future, Touch America Holdings does not expect to pay dividends on its common stock.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER


    The discussion below is the opinion of Thelen Reid & Priest LLP, outside counsel to MPC, as to the material U.S. federal income tax consequences of the merger to the shareholders of MPC who are citizens or residents of the United States or that are domestic corporations. The discussion below:



    - is based upon current provisions of the Internal Revenue Code, currently applicable Treasury regulations promulgated thereunder, and judicial and administrative decisions, all of which are subject to change, possibly with retroactive effect;



    - does not purport to address all aspects of U.S. federal income taxation that may affect particular shareholders in light of their particular circumstances, that are generally assumed to be known by investors or that may affect shareholders to which special provisions of the U.S. federal income tax laws may apply based on their particular circumstances or status (see "Qualifications" below);



    - assumes that MPC shareholders hold such shares as capital assets; and



    - assumes that the merger and related transactions will take place in accordance with all of the terms and conditions of the merger agreement and as described in this proxy statement/ prospectus without the waiver or modification of any of those terms or conditions.



    In addition, no information is provided in this document with respect to the tax consequences of the merger under foreign, state or local laws.



TAX-FREE REORGANIZATION



    In the opinion of Thelen Reid & Priest LLP, the merger should qualify as a tax-free reorganization for U.S. federal income tax purposes. If the transaction so qualifies:

    - MPC shareholders will not recognize gain or loss on the exchange of their MPC common shares for Touch America Holdings' common stock, nor on the exchange of their MPC preferred shares for Touch America Holdings' preferred stock.



    - The tax basis of Touch America Holdings stock received in the merger will be the same as the tax basis of the MPC shares surrendered.



    - The holding period of Touch America Holdings' stock received in the merger will include the holding period of the MPC shares surrendered therefor.



    In addition, neither MPC nor Touch America Holdings will recognize gain or loss as a result of the merger.



IRS RULING



    While it is the opinion of Thelen Reid & Priest LLP that the merger should qualify as a tax-free reorganization, the fact that MPC will merge into a limited liability company rather than into another corporation creates a degree of uncertainty concerning the tax treatment, because there is no direct authority in the tax law governing the treatment of such a merger. The limited Internal Revenue Service authority that does exist supports the treatment of the merger as a tax-free reorganization. MPC has requested the Internal Revenue Service to confirm, through a private ruling, that the merger will be a tax-free reorganization notwithstanding the participation of the limited liability company. However, the Internal Revenue Service may be unable to issue the ruling to MPC before the closing date. If MPC does not receive the ruling before the closing date, MPC may elect to close the transaction based solely on the legal opinion of Thelen Reid & Priest LLP.



    If the Internal Revenue Service issues a ruling before the closing date to the effect that the merger will not qualify as a tax-free reorganization, MPC will circulate an amended proxy statement/prospectus and resolicit shareholder proxies.



QUALIFICATIONS



    As noted above, the foregoing discussion does not address aspects of U.S. federal income taxation that may be relevant to MPC shareholders to which special provisions of the U.S. federal income tax law may apply based on their particular circumstances or status. For example, the discussion does not address aspects of U.S. federal income taxation that may be relevant to:



    - dealers in securities or currencies;



    - traders in securities;



    - financial institutions;



    - tax-exempt organizations;



    - insurance companies;



    - persons holding MPC shares as part of a hedging, "straddle," conversion or other integrated transaction;



    - non-United States persons;



    - persons whose functional currency is not the United States dollar;



    - persons who acquired their shares of common stock through the exercise of employee stock options or otherwise as compensation; or



    - shareholders that exercise dissenters' rights.

    The opinion of Thelen Reid & Priest LLP that the merger should qualify as a tax-free reorganization is not binding on the Internal Revenue Service or the courts. If it is ultimately determined that the merger is not a tax-free reorganization, then MPC and its shareholders will recognize gain or loss in connection with the merger.



    THE PRECEDING DISCUSSION SETS FORTH THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER BUT DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THUS, MPC SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.


ACCOUNTING TREATMENT

    Touch America Holdings will record the sale of the utility business to NorthWestern when the transaction is consummated. Touch America Holdings expects to record a gain on this sale for the difference between the sales price less the net book value of the assets and liabilities sold, net of transaction costs and income taxes.

    Upon shareholder approval of the sale of the utility business to NorthWestern, Touch America Holdings will account for the utility business as a discontinued operation. Accordingly, Touch America Holdings will retroactively report the results of operations from the utility business as discontinued operations, net of tax for all periods presented. Touch America Holdings will present the discontinued utility business operations on a net basis consistent with generally accepted accounting principles requirements.

    Touch America Holdings will record the effects of the restructuring, including the merger, using historical bases of assets and liabilities.

DISSENTERS' OR APPRAISAL RIGHTS


    AS A SHAREHOLDER, IF YOU PROPERLY FOLLOW THE RELEVANT PROCEDURES IN ACCORDANCE WITH APPLICABLE PROVISIONS OF MONTANA LAW (SECTION 35-1-826 THROUGH 35-1-839), YOU MAY DEMAND "DISSENTERS' RIGHTS" AND RECEIVE IN CASH THE FAIR MARKET VALUE OF YOUR SHARES IMMEDIATELY BEFORE THE COMPLETION OF THE RESTRUCTURING. YOU WILL RECEIVE SUCH CASH IN LIEU OF RECEIVING TOUCH AMERICA HOLDINGS' SHARES.


    To exercise these rights, you must:


    (1) deliver to MPC, AT ANY TIME BEFORE THE VOTE on May 30, 2001 to approve the merger agreement and the sale of the utility business to NorthWestern, written notice of intent to demand payment for your shares if the merger is effected and the sale of the utility business to NorthWestern is completed; and



    (2) NOT VOTE IN FAVOR OF THE MERGER AGREEMENT AND THE SALE OF THE UTILITY BUSINESS TO NORTHWESTERN. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the approval of the merger agreement and the sale of the utility business to NorthWestern, since the MPC Board will vote properly executed blank proxy cards in favor of approval of the merger and the sale of the utility business to NorthWestern.



    You must deliver a written notice of intent and vote against the proposals in order to exercise your dissenters' rights. A vote against the proposals will not by itself be sufficient.



    If the merger agreement and the sale of the utility business to NorthWestern are approved, then MPC will deliver a written dissenters' notice to all shareholders who have previously satisfied the statutory requirements listed above for exercising dissenters' rights. The Dissenters' Notice must be sent by MPC within ten days after MPC shareholders approve the restructuring, including the merger agreement and the sale of the utility business to NorthWestern. The Dissenters' Notice must:


    (1) state where the payment demand must be sent and where and when certificates for certified shares of holders demanding dissenters' rights must be deposited;

    (2) inform shareholders of uncertificated shares for which dissenters' rights have been demanded to what extent transfer of the shares will be restricted after the payment is received;


    (3) supply a form for demanding payment which includes the date of the first announcement to the news media or to shareholders of the terms of the merger agreement and the sale of the utility business to NorthWestern and requires the person asserting dissenters' rights to certify whether he or she acquired beneficial ownership of the shares for which dissenters' rights are demanded before that date;



    (4) set a date not fewer than 30 or more than 60 days after the date the Dissenters' Notice is delivered by which MPC must receive the dissenting MPC's shareholder's payment demand; and



    (5) be accompanied by a copy of the Montana Business Corporation Act Sections 35-1-826 through 35-1-839.


    If you exercise dissenters' rights, once you receive a Dissenters' Notice as described above, you must within the time set forth in the Dissenters' Notice:

    (1) demand payment;

    (2) certify whether you acquired beneficial ownership of your shares for which dissenters' rights are demanded before the date set forth in the Dissenters' Notice; and

    (3) deposit your certificates in accordance with the terms of the Dissenters' Notice.


    If a dissenter is dissatisfied with the payment or offer of fair value by MPC, he or she may notify the corporation of the dissenter's own estimate of fair value and may demand payment of that amount. The dissenter must make the demand within 30 days after the Company offers payment for the shares, or the right to demand payment as stated here is waived.



    If a demand for alternative payment by a dissenter remains unsettled, then MPC must petition the Montana District Court in Silver Bow County to determine the fair value of the shares. If such a proceeding is not instituted within 60 days, MPC must pay the dissenter the amount demanded. The court will then make the determination.



    An MPC shareholder who demands payment and deposits his or her certificates in accordance with the Dissenters' Notice and Montana law will retain all other rights of an MPC shareholder until these rights are canceled or modified by the consummation of the merger as provided in the merger agreement. A SHAREHOLDER WHO DOES NOT DEMAND PAYMENT OR DEPOSIT HIS OR HER CERTIFICATES WHEN AND WHERE REQUIRED, EACH BY THE DATE SET IN THE DISSENTERS' NOTICE, IS NOT ENTITLED TO PAYMENT UNDER THE MONTANA BUSINESS CORPORATION ACT DISSENTERS' RIGHTS PROVISIONS FOR HIS OR HER SHARES FOR WHICH DISSENTERS' RIGHTS ARE DEMANDED. In that event, you will be deemed to receive Touch America Holdings' shares in lieu of cash for your MPC shares.



    Except in the case of after-acquired shares, if the shareholders approve the merger agreement and the sale of the utility business to NorthWestern, and upon receipt of a payment demand as described above, MPC will pay to each dissenter who has satisfied the statutory requirements, the amount that MPC estimates to be the fair value of his or her shares for which dissenters' rights are demanded, plus accrued interest.

    MPC's payment to each dissenting MPC shareholder will be accompanied by the following:

    (1) MPC's balance sheet as of the end of a fiscal year ending not more than 16 months before the date the payment will be made, an income statement for that year, a statement of changes in shareholder equity for that year and MPC's latest available interim financial statements, if any;

    (2) a statement of MPC's estimate of the fair value of the shares for which dissenter's right are demanded;

    (3) an explanation of how the interest paid to the dissenter was calculated;

    (4) a statement of dissenters' rights to demand payment if the dissenter disagrees with MPC's assessment of the fair value of his or her shares for which dissenters' rights are demanded under the appropriate Montana statutes; and

    (5) a copy of the Montana Business Corporation Act Sections 35-1-826 through 35-1-839.


    THE FAILURE OF A MPC SHAREHOLDER TO COMPLY STRICTLY WITH THE MONTANA BUSINESS CORPORATION ACT STATUTORY REQUIREMENTS WILL RESULT IN A LOSS OF DISSENTERS' RIGHTS. A COPY OF THE RELEVANT STATUTORY PROVISIONS IS ATTACHED AS ANNEX C. MPC SHAREHOLDERS SHOULD REFER TO ANNEX C FOR A COMPLETE STATEMENT CONCERNING DISSENTERS' RIGHTS, AND THE FOREGOING SUMMARY OF SUCH RIGHTS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH ANNEX C.



    If a shareholder exercises dissenters' rights, the dissenting shareholder is entitled to receive the fair value of his or her shares for which dissenters' rights are demanded in cash. Such value may be higher or lower than the value of the Touch America Holdings' shares issuable under the merger agreement.


RESALE OF TOUCH AMERICA HOLDINGS' COMMON STOCK

    Touch America Holdings' stock issued in the transaction will not be subject to any restrictions on transfer arising under the Securities Act of 1933, except for shares issued to any MPC shareholder who is, or is expected to be, an "affiliate" of MPC for purposes of Rule 145 under the Securities Act. It is expected that these shareholders will agree not to transfer any Touch America Holdings' stock received in the transaction except pursuant to an effective registration statement under the Securities Act or in a transaction not required to be registered under the Securities Act. This proxy statement/prospectus does not cover resales of Touch America Holdings' stock received by any person upon completion of the transaction, and no person is authorized to make any use of this proxy statement/prospectus in connection with any resale.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS;
                       DIRECTORS; AND EXECUTIVE OFFICERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF MPC

    The following table provides, as of October 31, 2000, information with respect to persons who are known to MPC to beneficially own more than five percent of the common and preferred shares of MPC.


NAME AND ADDRESS
OF BENEFICIAL OWNER                      AMOUNT AND NATURE OF OWNERSHIP     PERCENT OF CLASS
-------------------                   ------------------------------------  ----------------
Lehman Brothers Holdings, Inc.         50,420 shares of Preferred Stock,          8.7(1)
3 World Financial Center                        $6.875 Series(1)
New York, NY 10285

Janus Capital Corporation                  5,633,810 common shares(1)             5.3(1)
100 Fillmore Street
Denver, Colorado 80206-4923

Thomas H. Bailey
100 Fillmore Street
Denver, Colorado 80206-4923


------------------------


(1) The Schedule 13G reports referred to below state that these securities were acquired in the ordinary course of business and not for the purpose of having an effect on changing or influencing the control of MPC and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.



    On February 14, 2000, Lehman Brothers Holdings, Inc., a broker/dealer registered under Section 15 of the Securities Exchange Act of 1934, filed a
Schedule 13G report with the Securities and Exchange Commission reporting their ownership of Preferred Stock, $6.875 Series.



    On February 15, 2001, Janus Capital Corporation, an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, and Thomas
H. Bailey, a 12.2% owner and Chairman of the Board of Janus Capital Corporation, filed a joint Schedule 13G report with the Securities and Exchange Commission reporting their ownership of MPC common shares.


SECURITY OWNERSHIP OF MANAGEMENT OF MPC


    The following table shows, as of February 1, 2001, all of the common and preferred shares owned beneficially by each person who is or was a director of MPC since December 31, 2000. In addition, the following table shows, as of February 1, 2001, all of the common shares owned beneficially by



    - MPC's Chief Executive Officer, Robert P. Gannon,



    - MPC's four most highly compensated executive officers other than Mr. Gannon, who were serving as executive officers as of the end of the last fiscal year,



    - Richard F. Cromer who resigned as an executive officer of MPC on December 8, 2000, but who would have been amongst the four most highly compensated executive officers at the end of the last fiscal year but for his resignation and

    - the directors and executive officers of MPC as a group.



NAME OF OWNER                                                  COMMON     PREFERRED   % OF CLASS
-------------                                                 ---------   ---------   ----------
Tucker Hart Adams(1)(8).....................................      4,723        0           *
Alan F. Cain(2)(8)..........................................      7,717        0           *
John G. Connors(8)..........................................     24,570        0           *
R. D. Corette(8)............................................     11,369        0           *
Richard F. Cromer(3)(9)(10).................................    116,511      250           *
Kay Foster(4)(8)............................................     11,348        0           *
Robert P. Gannon(5)(9)(10)..................................    187,229        0           *
Jack D. Haffey(9)(10).......................................     89,129        0           *
John R. Jester(8)...........................................     11,985        0           *
Carl Lehrkind, III(6).......................................     18,322        0           *
Michael Meldahl(9)(10)(12)..................................     92,687        4           *
Deborah D. McWhinney(8).....................................      6,025        0           *
Jerrold P. Pederson(9)(10)..................................    142,652        0           *
Noble E. Vosburg(7)(8)......................................     10,222        0           *
Michael E. Zimmerman(9)(10).................................     69,250
All Directors and Executive Officers as a Group (22 in
  Number)(11)...............................................  1,091,497        4           *


------------------------

   * Less than one percent of each class of common and preferred

 (1) Includes 96 shares of common stock held by Dr. Adams' spouse.


 (2) Includes 27 shares of common stock held by Mr. Cain's spouse for which Mr. Cain disclaims beneficial ownership.



 (3) Includes 2,668 shares of common stock held by Mr. Cromer's spouse for which he disclaims beneficial ownership; 179 shares of common stock held in a custodian account for his granddaughter for which Mr. Cromer is the custodian and which he has voting and investment power; and 250 units of the Quarterly Income Preferred Stock (QUIPS), Series A issued by Montana Power Capital 1, a subsidiary of MPC. These units do not have voting rights with respect to MPC.



 (4) Includes 324 shares of common stock held by Ms. Foster's spouse.



 (5) Includes 33,439 shares held by Mr. Gannon's spouse, 75 shares held by Mr. Gannon's son and 125 shares held by Mr. Gannon's daughter for which Mr. Gannon disclaims beneficial ownership.



 (6) Includes 2,200 shares of common stock held by the Trustee for Lehrkind's, Inc., Profit Sharing Plan #2 for which Mr. Lehrkind is a beneficiary and for which he has shared voting and investment power; and 9,130 shares of common stock held by Lehrkind's, Inc., for which he has shared voting and investment power.



 (7) Includes 268 shares of common stock held by Mr. Vosburg's spouse for which Mr. Vosburg disclaims beneficial ownership.



 (8) Includes deferred stock units held in MPC's Non-Employee Directors' Stock Compensation Plan:
     Ms. Adams--4,541;
     Mr. Cain--5,742;
     Mr. Connors--1,958;
     Mr. Corette--5,543;
     Ms. Foster--5,182;
     Mr. Jester--8,985;
     Ms. McWhinney--960; and

Mr. Vosburg--5,205.
The holders of these units have no voting or investment power.



 (9) Includes shares in MPC's Retirement Savings Plan 401(k) attributable to MPC's and the employee's contributions as follows:
     Mr. Gannon--18,383;
     Mr. Cromer--12,636;
     Mr. Haffey--15,370;
     Mr. Meldahl--9,358;
     Mr. Pederson--17,552; and



     Mr. Zimmerman--7,797.



 (10) Includes option shares exercisable within 60 days of December 31, 2000:
     Mr. Gannon--125,934;
     Mr. Cromer--90,626;
     Mr. Haffey--61,334;
     Mr. Meldahl--64,150;
     Mr. Pederson--117,500; and.



Mr. Zimmerman--55,762.



 (11) Includes 139,406 shares held for executive officers in MPC's Retirement Savings Plan 401(k); 703,208 option shares exercisable within 60 days of December 31, 2000.



 (12) Includes four shares of Preferred Stock, $6.00 Series.

                               REGULATORY MATTERS

GENERAL


    A summary of the material regulatory matters affecting approval of the sale of the utility business to NorthWestern and the merger of MPC and The Montana Power L.L.C. are set forth below. The parties to the purchase agreement have agreed to take commercially reasonable steps to obtain all governmental approvals and clearances necessary to consummate the sale of the utility business to NorthWestern.



    While we believe that we will receive the regulatory approvals and clearances for the sale of the utility business to NorthWestern and the merger of MPC and The Montana Power L.L.C., there can be no assurances as to the timing of these approvals and clearances or our ability to obtain these approvals and clearances on satisfactory terms or otherwise. Consummation of the sale of the utility business to NorthWestern and the merger of MPC and The Montana Power L.L.C. is conditioned upon receipt of final orders from the various federal and state commissions described below and that the final orders satisfy conditions described in "The Purchase Agreement--Conditions to the Completion of the Sale of the Utility Business to NorthWestern" below on page 52. There can be no assurance that any of these approvals or clearances will be obtained or, if obtained, will satisfy the conditions described in such section.


FEDERAL ENERGY REGULATORY COMMISSION

    Section 203 of the Federal Power Act provides that no public utility may sell or otherwise dispose of its jurisdictional facilities, directly or indirectly merge or consolidate its facilities with those of any other person, or acquire any security of any other public utility without first having obtained authorization from the Federal Energy Regulatory Commission. Because MPC owns "jurisdictional facilities" under the Federal Power Act, the Federal Energy Regulatory Commission's approval under Section 203 is required before the merger of MPC and The Montana Power L.L.C. and the sale of the utility business to NorthWestern. Section 203 provides that the Federal Energy Regulatory Commission is required to grant its approval if the sale of the utility business to NorthWestern is found to be "consistent with the public interest." The Federal Energy Regulatory Commission's current policy provides that it will evaluate the following criteria in analyzing whether a transaction satisfies the requirements of Section 203 of the Federal Power Act:


    - the effect of the transaction on competition, to determine if the transaction will result in an increase in market power;



    - the effect of the transaction on regulated rates, to determine if ratepayers will be protected from any adverse effects of the transaction; and



    - the effect of the transaction on state and federal regulation, to determine if the transaction will result in any impairment of state or Federal regulation.



    MPC and NorthWestern filed their joint application under Section 203 of the Federal Power Act on December 20, 2000. The Federal Energy Regulatory Commission issued an order on February 20, 2001 authorizing the transaction under
Section 203 of the Federal Power Act.



    Section 8 of the Federal Power Act requires approval of the Federal Energy Regulatory Commission prior to the transfer of a hydroelectric license. Because MPC has a hydroelectric license under the Federal Power Act for the operation of the Milltown Dam hydroelectric facility, and MPC is merging into The Montana Power L.L.C., the Federal Energy Regulatory Commission's approval is required prior to the transfer of the license by operation of law from MPC to The Montana Power L.L.C. The Federal Energy Regulatory Commission will grant a license transfer if the transferee is qualified to hold the license and operate the facility and if the transfer is in the public interest. MPC believes that the transfer of the license to The Montana Power L.L.C. will satisfy these criteria. MPC and The Montana Power L.L.C. filed a joint application for the transfer of the license on December 22, 2000.



    Additionally, MPC and The Montana Power L.L.C. applied, on December 18, 2000, to the Federal Energy Regulatory Commission to transfer MPC's Natural Gas Act Section 3 authorization and Presidential Permit to operate and maintain gas pipeline border facilities for the importation of gas at Whitlash, Montana/Aden, Alberta and the importation and exportation of gas at Carway, Montana. The transfer and assignment from MPC to The Montana Power L.L.C. will be granted by the Federal Energy Regulatory Commission if:



    - it is not inconsistent with the public interest as it will not impair the ability to render transportation services in the United States at reasonable rates after the transfer;



    - the Montana Power L.L.C. has no contracts with any foreign government or person concerning control of operation or rates for the delivery or receipt of natural gas which may restrict any United States companies from extending their activities in the same general area; and



    - there will be no change in the use or operation of the border facilities.



    MPC believes the transfer and assignment will satisfy these criteria.



FEDERAL COMMUNICATIONS COMMISSION



    Similar to Section 203 of the Federal Power Act discussed in the preceding section, Sections 214 and 310 of the Federal Communications Act of 1934, as amended, provide that no telecommunications common carrier, such as Touch America, Inc., may discontinue, reduce or impair service or make changes in the interests controlling the carrier's ownership without first having obtained authorization from the Federal Communications Commission. Because the restructuring will change the ownership structure of Touch America, Inc. and its existing telecommunications common carrier subsidiaries holding FCC authorizations to provide telecommunications services to the public, the FCC's approval under Sections 214 and 310 is required. Section 214 provides that the FCC is required to grant its approval if "neither the present nor future public convenience and necessity will be adversely affected thereby," and Section 310 similarly requires approval if "the public interest, convenience, and necessity will be served thereby."



    Because the effect on the ownership structure of Touch America, Inc. and its existing telecommunications common carrier subsidiaries from the totality of the transactions resulting from the merger of MPC and The Montana Power L.L.C. will result in ownership changes that, while complex from a corporate reorganization perspective, are in effect matters of form rather than substance, FCC policies will treat the requests for approval as PRO FORMA transfers of control. The FCC's approval process authorizing these transfers therefore will be largely ministerial, that is, the results of the transactions themselves will ensure by their inherent nature compliance with the statutory criteria as set forth in Sections 214 and 310.



    Separate from the common carrier FCC licenses held by Touch America, Inc. and its subsidiaries, MPC's utility business holds FCC licenses used for internal operations associated with the utility business's land mobile and microwave radio systems. In connection with the merger of MPC into The Montana Power L.L.C., and the sale of that entity to NorthWestern, approval under
Section 310, which is discussed above, will be obtained for the utility business's FCC licenses.


UNITED STATES ANTITRUST LAW


    The Hart-Scott-Rodino Antitrust Improvements Act and the related rules and regulations prohibit MPC and NorthWestern from completing the sale of the utility business to NorthWestern until they submit required information to the Antitrust Division of the Department of Justice and the Federal

Trade Commission and until applicable waiting period requirements have been satisfied. Even after the Hart-Scott-Rodino waiting period expires or terminates, the Antitrust Division or the Federal Trade Commission may later challenge the sale of the utility business to NorthWestern on antitrust grounds. MPC and NorthWestern do not believe that the sale of the utility business to NorthWestern will violate federal antitrust laws. If the transaction is not completed within 12 months after the expiration or earlier termination of the initial Hart-Scott-Rodino waiting period, MPC and NorthWestern would be required to submit new information to the Antitrust Division and the Federal Trade Commission, and a new Hart-Scott-Rodino waiting period would begin. NorthWestern and MPC each filed a notification and report form under the Hart-Scott-Rodino Antitrust Improvements Act and the waiting period commenced on December 21, 2000 and expired on January 17, 2001.



STATE APPROVALS OR FILINGS



    State regulatory approvals and filings will be obtained and made, as applicable, prior to the consummation of the sale of the utility business to NorthWestern, including as follows:



    - The Montana Public Service Commission has jurisdiction to determine whether the sale of the utility business to NorthWestern will affect The Montana Power L.L.C.'s ability to be fit, willing and able to provide reasonably adequate service and facilities at just and reasonable rates. On January 11, 2001, MPC filed an application with the Montana Public Service Commission for approval with respect to the sale of the utility business to NorthWestern.



    - In connection with the restructuring, state laws governing the various state agencies that regulate telecommunications carriers, such as Touch America, Inc., and their operations within the states, the Public Service Commissions (PSC) or Public Utilities Commissions (PUC) as most are named, also provide that no telecommunications common carrier may discontinue, reduce or impair service or make changes in the interests controlling the carrier's ownership without either first having obtained an authorization from the respective state PSC or PUC for the changes or without first at least providing prior or subsequent written notice of such changes. Based on prior experience and knowledge of state PSC or PUC consideration of transfers of ownership which are more form than substance as is the case here, state PSC/PUC approval processes authorizing or recording these transactions will largely be ministerial; that is; the results of the transactions themselves will ensure by their inherent nature compliance with the statuatory criteria of the various state agencies.



OTHER PERMITS OR LICENSES



    The merger of MPC into The Montana Power L.L.C. will result in The Montana Power L.L.C. holding federal and state regulatory permits currently held by MPC. Therefore, appropriate action will need to be taken to provide the necessary notifications to, and obtain necessary approvals from, the applicable regulatory agencies relative to the merger and the change in name of the permit/license holder. Such permits/licenses include:



    - those associated with MPC's underground storage tanks regulated by the Montana Department of Environmental Quality and the Wyoming Department of Environmental Quality;



    - air quality permits regulated by the Montana Department of Environmental Quality;



    - regulated waste generator Environmental Protection Agency identification numbers;



    - shallow injection wells regulated by the Environmental Protection Agency;



    - transmission facilities permitted under the Montana Major Facility Siting Act or Utility Siting Act and regulated by the Montana Department of Environmental Quality; and



    - various licenses/permits similar to real property easements issued by federal and state agencies authorizing MPC's transmission and distribution lines to cross federal or state real property.

                              THE MERGER AGREEMENT



    THE FOLLOWING SUMMARY OF THE MERGER AGREEMENT IS QUALIFIED BY REFERENCE TO THE COMPLETE TEXT OF THE MERGER AGREEMENT, WHICH IS INCORPORATED BY REFERENCE AND ATTACHED AS ANNEX A.


THE MERGER BETWEEN MPC AND THE MONTANA POWER L.L.C.


    Under the merger agreement, MPC will merge with and into The Montana Power L.L.C., a subsidiary of Touch America Holdings, with The Montana Power L.L.C. being the surviving entity. Upon completion of the merger, MPC's shareholders will become shareholders of Touch America Holdings. Additionally, upon completion of the merger, Touch America Holdings and the Montana Power L.L.C. shall transfer to Touch America Holdings any assets or liabilities Touch America Holdings plans to hold in its own name.


TIMING

    The merger will become effective upon the filing of the Articles of Merger pursuant to the Montana Business Corporation Act and the Montana Limited Liability Company Act with the Secretary of State of the State of Montana.

MERGER CONSIDERATION


    The merger agreement provides that each issued MPC common share and each issued MPC preferred share will, at the effective time of the merger, be automatically converted into one share of Touch America Holdings' common stock and one share of Touch America Holdings' preferred stock, respectively.


CONDITIONS TO THE COMPLETION OF THE MERGER

    Each party's obligation to complete the merger is subject to the satisfaction of the following conditions:

    - Federal Energy Regulatory Commission approval,

    - approval by MPC's shareholders and Touch America Holdings, as the sole member of The Montana Power L.L.C.,

    - MPC receiving a ruling from the IRS or an opinion of outside counsel satisfactory to the MPC Board with respect to tax consequences of the merger, and

    - approval for listing on the New York Stock Exchange and the Pacific Exchange, Inc. of Touch America Holdings' common stock.


TERMINATION OF THE MERGER AGREEMENT



    The merger agreement may be terminated at any time, whether before or after approval of the merger agreement by the MPC shareholders, or by the MPC Board if it determines for any reason that the merger would be inadvisable or not in the best interest of MPC's shareholders.

                             THE PURCHASE AGREEMENT


    THE FOLLOWING SUMMARY OF THE PURCHASE AGREEMENT IS QUALIFIED BY REFERENCE TO THE COMPLETE TEXT OF THE PURCHASE AGREEMENT, WHICH IS INCORPORATED BY REFERENCE AND ATTACHED AS ANNEX B.


THE SALE OF THE UTILITY BUSINESS TO NORTHWESTERN


    Under the purchase agreement, following the merger, Touch America Holdings will sell its single membership interest in The Montana Power L.L.C. which will constitute the utility business of MPC to NorthWestern.


TIMING OF CLOSING

    The closing will occur 5 business days after the day on which the last of the conditions set forth in the purchase agreement has been satisfied or waived, unless MPC and NorthWestern agree to a different date.

CONSIDERATION


    The purchase agreement provides that NorthWestern will pay MPC $602 million in cash. In addition, NorthWestern will assume up to $488 million of MPC's debt. The consideration was determined as a result of negotiations between MPC and NorthWestern.


CONDITIONS TO THE COMPLETION OF THE SALE OF THE UTILITY BUSINESS TO NORTHWESTERN

    MUTUAL CLOSING CONDITIONS

    The obligations of MPC, Touch America Holdings and NorthWestern to complete the sale of the utility business to NorthWestern is subject to the satisfaction or waiver of the following conditions:

    - accuracy as of closing of the representations and warranties made by MPC, Touch America Holdings and NorthWestern to the extent set forth in the purchase agreement,


    - performance and compliance with, in all material respects of the agreements and obligations required to be performed or complied with by MPC, Touch America Holdings and NorthWestern at or prior to the sale of the utility business to NorthWestern,


    - all regulatory approvals necessary to permit MPC, Touch America Holdings and NorthWestern to consummate the transactions contemplated by the purchase agreement being obtained at or prior to the sale of the utility business to NorthWestern,

    - receipt of a certificate of an executive officer of Touch America Holdings and NorthWestern as to the satisfaction of closing conditions for the sale of utility business to NorthWestern,

    - absence of legal prohibition on completion of the sale of the utility business to NorthWestern, and

    - all third party consents shall have been obtained and be in full force and effect.

    ADDITIONAL CLOSING CONDITIONS FOR NORTHWESTERN'S BENEFIT.

    NorthWestern's obligation to complete the sale of the utility business to NorthWestern is subject to the following additional conditions:


    - the completion of the the merger of Entech Inc into Entech LLC and the merger of MPC into The Montana Power L.L.C.,



    - the termination or transfer of MPC benefit plans, including but not limited to, the ESOP Provisions of The Montana Power Company and Subsidiaries Employee Retirement Savings Plan and The Montana Power Company Long-Term Incentive Plan,



    - the resignation of Touch America Holdings as manager of The Montana Power L.L.C., and



    - the assignment of contracts, including but not limited to those relating to MPC's trading and marketing business, to The Montana Power L.L.C. or MPC's subsidiaries by MPC.


NO SOLICITATION BY MPC AND TOUCH AMERICA HOLDINGS

    MPC and Touch America Holdings have agreed that MPC and Touch America Holdings and their subsidiaries and directors, officers, employees, advisors or other representatives will not, directly or indirectly:


    - solicit, encourage in any way including furnishing information, receive, negotiate, assist or otherwise facilitate or accept any offer or inquiry from any person concerning an acquisition proposal, or


    - participate in any discussions or negotiations regarding any acquisition proposal involving it.

    The purchase agreement states that the term "acquisition proposal" means any proposal or offer with respect to:

    (1) a merger, reorganization, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving


    - prior to the merger and the sale of the utility business to NorthWestern, MPC or any of its subsidiaries, and



    - from and after the merger but prior to the sale of the utility business to Northwestern, Touch America Holdings or any of its subsidiaries, or


    (2) any direct or indirect acquisition of all or any substantial portion of the assets or 10% or more of the equity securities of


    - prior to the merger and the sale of the utility business to NorthWestern, MPC or any of its subsidiaries, and



    - from and after the merger but prior to the sale of the utility business to NorthWestern, Touch America Holdings or any of its subsidiaries, other than, in any such case, the transactions contemplated by the purchase agreement and the sale of MPC's oil and gas business, coal business and independent power production business.


    Notwithstanding the foregoing, MPC or the MPC Board shall be permitted to:

    (1) to the extent applicable, comply with Rule 14e-2(a) promulgated under the Exchange Act with regard to an acquisition proposal, or

    (2) engage in any discussions or negotiations with, or provide any information to any person in response to an unsolicited bona fide written acquisition proposal, by any such person, if,

        (i) the special meeting shall not have occurred,


        (ii) the MPC Board concludes in good faith after consultation with its financial advisors and legal advisors, that the acquisition proposal would reasonably be expected to constitute a superior proposal,


       (iii) prior to providing any information or data in connection with an acquisition proposal, the MPC Board receives from such person an executed confidentiality agreement on terms no less favorable to MPC than those contained in the confidentiality agreement between MPC and NorthWestern regarding the sale of the utility business to NorthWestern, and

        (iv) prior to providing any information or data or entering into discussions or negotiations, the MPC Board notifies NorthWestern immediately of such inquiries, proposals or offers, any information requested, any discussions or negotiations, and indicates the name of such person and the material terms and conditions of any proposals or offers.


    The purchase agreement states that the term "superior proposal" means a bona fide written acquisition proposal which the MPC Board, prior to the merger and the sale of the utility business to NorthWestern, or Touch America Holdings, after the merger but prior to the sale of the utility business to NorthWestern, concludes in good faith after consultation with a financial advisor of nationally recognized reputation, taking into account, all legal, financial, regulatory and other aspects of the proposal and the person making the proposal including, but not limited to, any break-up fees, expense reimbursement provisions and conditions to consummation,



        (i) would, if consummated, result in a transaction that is more favorable to all of the shareholders in their capacities as shareholders of MPC prior to the merger and the sale of the utility business to NorthWestern or Touch America Holdings after the merger but prior to the sale of the utility business to NorthWestern, from a financial point of view than the transactions contemplated by the Purchase Agreement, and



        (ii) is reasonably likely to be consummated; provided, that, for purposes of this definition, the term "acquisition proposal" shall have the meaning described in the second paragraph of this section. See "--No Solicitation by MPC and Touch America Holdings" above on page 53, except that



    - the reference to "10%" in the definition of "acquisition proposal" shall be deemed to be "51%",



    - "acquisition proposal" shall only be deemed to refer to a transaction involving, prior to the merger and the sale of the utility business to NorthWestern, MPC, and after the merger but prior to the sale of the utility business to NorthWestern, Touch America Holdings, and



    - the reference to "assets" shall refer to the assets of, prior to the merger and the sale of the utility business to NorthWestern, MPC and its subsidiaries taken as a whole, and after the merger but prior to the sale of the utility business to NorthWestern to MPC and its subsidiaries, taken as a whole, and not the assets of any of its subsidiaries alone.



    The purchase agreement, provides that, in the event that, prior to MPC shareholders approval, the MPC Board determines, after consultation with its financial advisors and outside counsel, that a takeover proposal constitutes a superior proposal, the MPC Board may terminate the purchase agreement. Any such termination must be at least three business days after written notice to NorthWestern. The written notice must state that the MPC Board plans to accept the superior proposal, specify the terms and conditions of the proposal and identify the person making the proposal. Furthermore, MPC must, concurrently with the termination, enter into an acquisition agreement with respect to the superior proposal and pay to NorthWestern the applicable termination fee and the fees and expenses incurred by NorthWestern in connection with the transaction. See "--Termination Fees; Reimbursement of Expenses" below on page 56.


    The purchase agreement also provides that MPC will immediately advise NorthWestern if it receives a request for information or of any takeover proposal, the material terms and conditions of the request or proposal and the identity of the person making the request or proposal. Under the purchase agreement, MPC is also required to keep NorthWestern reasonably informed of the status and details of any such request or proposal.

TERMINATION OF THE PURCHASE AGREEMENT

    The purchase agreement may be terminated at any time prior to the completion of the sale of the utility business to NorthWestern:

    (1) by mutual written agreement of Touch America Holdings, MPC and NorthWestern;

    (2) by Touch America Holdings, MPC or NorthWestern if:

       (a) the sale of the utility business to NorthWestern has not been completed by March 31, 2002,

       (b) MPC's shareholders do not give the required approvals,

       (c) there is a permanent legal prohibition to the sale of the utility business to NorthWestern, or

       (d) there shall have been a material breach of any representation, warranty or covenant which is not cured within 15 days written notice or cannot be cured by March 31, 2002;

    (3) by NorthWestern if


       - the MPC Board shall have failed to recommend, or withdrawn, modified or amended in any respect adverse to NorthWestern its approval or recommendation of the purchase agreement or approved or recommended a superior proposal (as such term is defined under "--No Solicitation By MPC And Touch America Holdings" above) or



       - MPC or Touch America Holdings breaches agreements relating to solicitations, this proxy statement/prospectus and shareholder approval; or



    (4) prior to MPC shareholders' approval, by MPC or Touch America Holdings if the MPC Board has determined that an acquisition proposal (as such term is defined under "--No Solicitation By MPC And Touch America Holdings" above on page 53) constitutes a superior proposal; provided that



       - MPC has provided 3 business days' notice to NorthWestern,



       - MPC has not taken any action to solicit any offers and has complied with its contractual obligations to prepare and mail this proxy statement and to duly call, give notice of, and hold a shareholders meeting as soon as reasonably practicable,



       - the superior proposal is pending at the time of such termination,



       - the MPC Board has determined in good faith that such proposal is a superior proposal,



       - during the 3-day period specified above in (i) MPC and Touch America Holdings have negotiated in good faith with NorthWestern with respect to any modifications to the terms of the purchase agreement proposed by NorthWestern that would enable MPC and NorthWestern to proceed with the sale of the utility business to NorthWestern, and



       - MPC has paid the termination fee and expense fee discussed below.


TERMINATION FEES; REIMBURSEMENT OF EXPENSES

    TERMINATION FEES

    MPC or Touch America Holdings must pay to a termination fee of $50 million to NorthWestern if any of the following occurs:


    (1) the MPC Board



       - fails to recommend, or withdraws, modifies or amends in any respect adverse to NorthWestern its approval or recommendation of the purchase agreement or



       - approves or recommends a superior proposal, or MPC or Touch America Holdings breaches agreements relating to solicitations, this proxy statement/prospectus and shareholder approval and NorthWestern terminates the purchase agreement pursuant to paragraph (3) under "--Termination of the Purchase Agreement" above; or



    (2) a superior proposal has been made with respect to MPC and the purchase agreement is terminated by MPC or Touch America Holdings pursuant to paragraph (4) under "--Termination of the Purchase Agreement" above;



    (3) a takeover proposal has been made with respect to MPC pursuant to paragraph 2(d) under "--Termination of the Purchase Agreement" above, provided, that the termination fee is not payable if Touch America Holdings or MPC fail to enter into an agreement to consummate, or do not consummate, a transaction within 12 months of the termination, as such term is defined under "--No Solicitation By MPC And Touch America Holdings" above.


    REIMBURSEMENT OF EXPENSES


    MPC or Touch America Holdings must pay a reimbursement of expenses fee of up to a maximum of $10 million to NorthWestern if any of the following occurs:



    (1) MPC, Touch America Holdings or NorthWestern terminates the purchase agreement because of the failure of MPC's shareholders to approve the purchase agreement; or



    (2) the MPC Board



       - fails to recommend or withdraws, modifies or amends in any respect adverse to NorthWestern its approval of the purchase agreement, or



       - recommends a superior proposal, or MPC or Touch America Holdings breach agreements relating to solicitations, this proxy statement/prospectus and shareholder approval and NorthWestern terminates the purchase agreement pursuant to paragraph (3) under "--Termination of the Purchase Agreement" above; or



    (3) a superior proposal has been made with respect to MPC and the purchase agreement is terminated by MPC or Touch America Holdings pursuant to paragraph (4) under "--Termination of the Purchase Agreement" above; or



    (4) NorthWestern terminates the purchase agreement under the circumstances described in paragraph 3 above under "--Termination Fees; Reimbursement of Expenses--Termination Fees."

INTERIM OPERATIONS OF MPC


    Under the purchase agreement, MPC has agreed that, prior to the completion of the sale of the utility business to NorthWestern, it will, and will cause The Montana Power L.L.C. and MPC's subsidiaries to, conduct business in all material respects in the ordinary course consistent with past practice and in compliance in all material respects with applicable laws and to seek renewal of all licenses and permits required or necessary for the operation of the utility business. MPC has agreed to use all commercially reasonable efforts to preserve intact its present business organization, to preserve its reputation and the franchises of MPC, The Montana Power L.L.C. and MPC's subsidiaries in all material respects, and to keep available the services of key officers and employees of MPC and its subsidiaries. In addition, MPC has agreed to maintain the assets and properties of MPC, The Montana Power L.L.C. and MPC's subsidiaries in good working order, and to maintain the good will of key customers, suppliers and lenders and other persons with whom MPC or any of its subsidiaries have significant business relationships. MPC has also agreed that, subject to limited exceptions, including the merger, prior to the completion of sale of the utility business to NorthWestern it and its subsidiaries will not, without the prior written consent of NorthWestern, among other things:


    (1) DIVIDENDS

       - declare, set aside or pay any dividends on, or make any other distributions in respect of, any capital stock of MPC or its subsidiaries, or indirectly redeem, purchase or otherwise acquire any capital stock or any option with respect to MPC, The Montana Power L.L.C. or any subsidiary, or other than:

           - declaring a regular quarterly cash dividend on MPC common stock not to exceed twenty (20) cents per share, and

           - the payment of dividends required to be paid on MPC preferred stock,

    (2) CAPITAL STOCK

       - authorize the issuance, sell or otherwise dispose of any other securities in respect of any equity interest of MPC, The Montana Power L.L.C. or any subsidiaries or modifying or amending any right in respect of any equity interest of MPC, The Montana Power L.L.C. or any subsidiary,

    (3) AMENDMENTS TO GOVERNING DOCUMENTS

       - amend their certificate of incorporation, by-laws or other comparable governing documents in any material respect or take any action with respect to any such amendment or any recapitalization, reorganization, liquidation or dissolution of any such corporation,

    (4) ACQUISITIONS AND OTHER TRANSACTIONS

       - other than in connection with the restructuring engaging with any person in any merger or other business combination,

    (5) DISPOSITIONS


       - acquire or dispose of, or incur any lien, other than a permitted lien, on any assets and properties individually or in the aggregate material to the business or condition of MPC and The Montana Power L.L.C., and



       - sell any cushion gas other than in accordance with prudent utility practices the proceeds of which will remain with, or be used for the benefit of MPC,

    (6) INDEBTEDNESS


       - except as set forth in MPC's budget, voluntarily incur any indebtedness in an aggregate principal amount exceeding $5,000,000, other than refinancings where the principal amount refinanced is no greater than the amount repaid,



       - purchase, cancel, prepay or otherwise provide for a complete or partial discharge in advance of a scheduled payment date with respect to, or waive any right under, any indebtedness in an aggregate principal amount exceeding $1,000,000, in either case other than indebtedness of MPC, The Montana Power L.L.C. or a subsidiary owing to MPC, The Montana Power L.L.C. or a wholly-owned subsidiary; provided, however, that MPC, Touch America Holdings, The Montana Power L.L.C. and their subsidiaries may take any and all actions necessary or appropriate to terminate the Employee Stock Ownership Plan portion of MPC 401(k) Plan, and to prepay any outstanding indebtedness of MPC, The Montana Power L.L.C. and the subsidiaries attributable to such Employee Stock Ownership Plan, or


       - except as set forth in MPC's budget, make any loans or advances by it to, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase or acquire stock, obligations or securities of, or any other interest in, or make any capital contributions to, any person,

    (7) CAPITAL EXPENDITURES

       - except as set forth in MPC's budget, make (1) capital expenditures or commitments for additions to property, plant or equipment constituting capital assets or (2) make expenditures with respect to operations and maintenance or incurring general and administrative expenses, in each case in an aggregate amount exceeding $1,000,000,

    (8) EMPLOYEE MATTERS


       - other than in the ordinary course of business or to the extent required by applicable law, including without limitation, the duty to bargain in good faith under any collective bargaining agreement, and subject in each case to prior written notice to, and consultation with, NorthWestern, adopt, enter into or become bound by any material benefit plan, employment-related contract or collective bargaining agreement, or amend, modify or terminate, partially or completely, any such benefit plan, other than the Employee Stock Ownership Plan portion of MPC's 401(k) Plan, employment-related contract or collective bargaining agreement if such action will result in material additional cost to MPC, or


       - effectuate a "plant closing" or "mass layoff", as those terms are defined in the Worker Adjustment and Retraining Act, affecting in whole or in part any site of employment, facility, operating unit or employee of MPC, The Montana Power L.L.C. or any of MPC's subsidiaries,

    (9) TAXES

       - make or change any tax election, file any amended tax return, settle or compromise any federal, state, local or foreign tax liability, change any annual tax accounting period, change any method of tax accounting, enter into any closing agreement relating to any tax, surrender any right to claim a tax refund, or consent to any extension or waiver of the limitations period applicable to any tax claim or assessment, in each case in a manner which could reasonably be expected to have material adverse effect on NorthWestern, MPC or its subsidiaries after the sale of the utility business to NorthWestern,

   (10) ACCOUNTING

       - make any material change in any pricing, investment, accounting, financial reporting, inventory, credit or allowance practice or tax practice policy or any method of calculating any bad debt, contingency or other reserve for accounting, financial reporting, or tax purposes, except as required by applicable law or reasonably and in good faith believed by MPC or The Montana Power L.L.C. to be in the best interests of MPC, The Montana Power L.L.C. or MPC's subsidiaries, or

       - change its fiscal year,

   (11) AGREEMENTS AND CLAIMS


       - pay, discharge or satisfy any claims, liabilities or obligations, whether obsolete, accrued, asserted or unasserted, contingent or otherwise, other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the balance sheet comprising the financial statement dated July 31, 2000,


   (12) OTHER ACTIONS

       - enter into any contract to do or engage in any of the foregoing, or

   (13) MPC BENEFIT RESTORATION PLANS

       - allow any new participant in the MPC benefit restoration plan for senior executives or the MPC benefit restoration plan for directors or amend or modify the terms of such plans other than to transfer participants or obligations out of such plans to Touch America Holdings or its affiliates in a manner that results in no liability to NorthWestern.

    GENERATION SALE PROCEEDS


    In addition, MPC has agreed to maintain the net after tax cash proceeds from its sale of MPC's generation and related assets to PPL Montana LLC, after reduction for unrecovered regulatory assets, as cash reserves, which as of September 29, 2000 shall not be less than $55,000,000. MPC has also agreed not to apply these proceeds except as mandated by the Montana Public Service Commission or the Federal Energy Regulatory Commission final order, or if such order is appealed by the final non-appealable order of the applicable court with jurisdiction over such appeal, on stranded cost recovery or as otherwise consented to by NorthWestern.


INDEMNIFICATION


    Under the purchase agreement, Touch America Holdings has agreed to indemnify NorthWestern, its affiliates and their officers, directors, employees, stockholders, representatives and agents, including after the closing date, The Montana Power L.L.C. and its subsidiaries, for any adverse consequences relating to any liability of Touch America Holdings, The Montana Power L.L.C., MPC and MPC's subsidiaries for:


    - any taxes of Touch America Holdings, The Montana Power L.L.C., MPC and any member of MPC's affiliated group and MPC's subsidiaries with respect to any tax year or portion of such tax year ending on or before the consummation of the sale of the utility business to NorthWestern and for the unpaid taxes of any person under Treas. Reg. Section1.1502-6,


    - the restructuring and/or the sales of the oil and gas, coal and independent power production businesses, any aspect of the business of Touch America Holdings, other than The Montana Power L.L.C. or MPC's subsidiaries, or regulatory requirements with respect to the use of proceeds of the sale of the oil and gas business,

    - a claim for approximately $3,800,000 relating to a wholesale transmission services agreement,



    - any claim or other similar action relating to any environmental loss sustained or required to be paid prior to the sale of the utility business to NorthWestern by reason of, or arising out of or caused by any act or omission occurring, or condition existing, on or prior to the consummation of the utility business to NorthWestern provided, that the indemnity shall be subject to the following:



       - it shall not apply until the environmental loss exceeds $50,000,000;



       - after the first $50,000,000 of environmental loss, Touch America Holdings shall be liable for the next $25,000,000 of environmental loss;



       - Touch America Holdings shall be liable for 50% of all environmental loss in excess of $75,000,000 in the aggregate; and



       - in no event shall Touch America Holdings obligations for environmental loss exceed $100,000,000; and



    - litigation matters which involve incidents at generation facilities and do not involve MPC's utility business.



    Under the purchase agreement, NorthWestern has agreed to indemnify Touch America Holdings and their officers, directors, employees, stockholders, representatives and agents for any adverse consequences relating to any liability of NorthWestern for:



    - any taxes of NorthWestern, The Montana Power L.L.C. and MPC's subsidiaries with respect to any tax year or portion thereof after the consummation of the sale of the utility business to NorthWestern, or for any tax year beginning before and ending after the consummation of the sale of the utility business to NorthWestern to the extent allocable, and


    - the operation of the business of MPC, The Montana Power L.L.C. and MPC's subsidiaries from and after the consummation of the sale of the utility business to NorthWestern.


    The survival periods for the various indemnification obligations differ depending upon the obligation. The purchase agreement sets forth such survival periods more fully. Finally, the purchase agreement provides for certain limitations on indemnification obligations.


AMENDMENT; EXTENSION AND WAIVER

    - MPC, Touch America Holdings and NorthWestern may mutually amend the purchase agreement by written instrument at any time, except that after the purchase agreement has been approved by MPC's shareholders, such shareholders must approve any later amendments to the extent required by law, and

    - prior to the completion of the sale of the utility business to NorthWestern, a party may, in writing, extend the time for performance of the obligations of any other party, waive inaccuracies in representations and warranties of any other party and, except as provided in the previous paragraph, waive compliance by any other party with any agreements or conditions in the purchase agreement.

    To the extent required by law, MPC would resolicit shareholder votes in the event of a material amendment to the purchase agreement prior to shareholder approval or in the event that a material condition to the sale of the utility business to NorthWestern was waived prior to or after shareholder approval.

REPRESENTATIONS AND WARRANTIES

    The purchase agreement contains customary representations and warranties made by MPC, Touch America Holdings and NorthWestern to each other many of which are substantially reciprocal. Some of the most significant of these relate to:

    - capital structure,

    - corporate authorization to enter into the purchase agreement,

    - absence of any breach of organizational documents, law or material agreements as a result of the contemplated transaction,

    - government approvals required in connection with the purchase agreement transactions,

    - governmental filings and financial statements,

    - absence of material changes or events,

    - compliance with laws,

    - litigation,

    - benefit plans,

    - employee benefit matters,

    - proper filing of tax returns and other tax matters, and

    - compliance with environmental laws and other environmental matters.

    In addition, MPC and Touch America Holdings represent and warrant to NorthWestern as to other matters, including labor and employee relations and the inapplicability of MPC's shareholder rights plan to the transaction, and NorthWestern represents and warrants to MPC and Touch America Holdings as to certain other matters, including adequate financing for the cash portion of the consideration for the sale of the utility business to NorthWestern.

                     THE REDEMPTION OF THE PREFERRED STOCK


    At its meeting on October 24, 2000, at which all board members but one were present, the MPC Board approved the redemption of all the outstanding Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series of MPC. Pursuant to MPC's Restated Articles of Incorporation, dated March 24, 1998, the redemption of the preferred stock depends on an affirmative vote of at least a majority of the holders of MPC common stock. Only holders of common shares are entitled to vote on the redemption of the preferred shares.


    As of December 31, 2000, the amount outstanding under the Preferred Stock, $6.00 Series was $16,000,000, and the amount outstanding under the Preferred Stock, $4.20 Series was $6,000,000.

    Pursuant to MPC's Restated Articles of Incorporation, the Preferred Stock, $6.00 Series is redeemable at any time, and the $4.20 Series Preferred Stock is redeemable at any time after May 1, 1969.

    If the redemption of the preferred stock is not approved by at least a majority of all of our common shareholders, each shareholder of Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series will be deemed to receive in the merger one share of Touch America Holdings' Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series, for each outstanding share of Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series, respectively. The terms of the Touch America Holdings' Preferred Stock, $4.20 and Preferred Stock, $6.00 Series will be identical to the terms of Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series, respectively.


    MPC will have adequate funds from operations, other energy business sales and existing credit facilities to redeem this preferred stock.

                        UNAUDITED PRO FORMA CONSOLIDATED
                 FINANCIAL STATEMENTS OF TOUCH AMERICA HOLDINGS

    The following unaudited pro forma consolidated financial information illustrates the effects of the proposals solicited in this proxy statement/prospectus on our results of Touch America Holdings' operations and financial position. Such proposals relate to the approvals of:

    - the plan of merger;

    - the sale of the utility business to NorthWestern; and

    - the redemption of preferred stock.


In addition, the unaudited pro forma consolidated financial information illustrates the effects of the pending and expected sale of Continental Energy Services, Inc., or Continental Energy, and, as discussed below, the acquisition as of June 30, 2000 of certain long distance divested businesses of Qwest Communications International Inc., or Qwest.



    Except as noted in the following sentence, the unaudited pro forma consolidated statements of income for each of the three years in the period ended December 31, 1999 and for the nine months ended September 30, 2000 were prepared as if the transactions described in the preceding paragraph occurred as of January 1, 1997, but exclude nonrecurring items relating to the Transactions, such as expected proceeds and gains from pending sales. We have included the effects of the redemption of the preferred stock and the acquisition of Qwest's divested businesses in the unaudited pro forma consolidated statements of income only for the year ended December 31, 1999 and for the nine months ended September 30, 2000.


    The unaudited pro forma consolidated balance sheet at September 30, 2000 was prepared as if the Transactions occurred on September 30, 2000. Rather than presenting the expected proceeds and gains from the pending sales of our energy businesses, we have shown the net assets of these businesses as investment in discontinued operations, a current asset, in the pro forma consolidated balance sheet at September 30, 2000.


    The unaudited pro forma consolidated financial information is presented for illustrative purposes only and does not purport to



    - represent what results of operations would have been had the Transactions described in fact occurred at the beginning of the periods or on the date indicated, or


    - project results of operations or financial position for any future period or date. For example, and without limitation, the historical interest expenses and selling, general and administrative expenses charged to continuing operations may not be representative of the amounts that Touch America Holdings may incur in the future.

    The accompanying unaudited pro forma consolidated financial information should be read in conjunction with:


    - our audited consolidated financial statements for the years ended December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, as retroactively reclassified to report MPC's coal businesses and oil and natural gas businesses as discontinued operations. These reclassified consolidated financial statements are included in this proxy statement/prospectus. See "Index to the Financial Statements" below on page F-1;


    - our unaudited consolidated financial statements as of September 30, 2000 and for the nine month period ended September 30, 2000, as contained in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 that we filed on November 14, 2000; and

    - our Form 8-K/A filed September 15, 2000 containing the:

       - audited special-purpose statement of selected assets of Qwest's divested businesses as of June 30, 2000, and the related statements of revenues and direct expenses for each of the three years ended December 31, 1999;

       - unaudited statement of revenues and direct expenses of Qwest's divested businesses for the six months ended June 30, 2000; and

       - unaudited pro forma consolidated financial information relating to the effects of our acquisition of Qwest's divested businesses as of and for the six months ended June 30, 2000 and for the year ended December 31, 1999.


    YOU SHOULD READ THE FINANCIAL INFORMATION IN THIS SECTION ALONG WITH MPC'S HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS AND ACCOMPANYING NOTES INCLUDED IN THIS PROXY STATEMENT/PROSPECTUS. SEE "WHERE YOU CAN FIND MORE INFORMATION" BELOW ON PAGE 82 AND "INDEX TO FINANCIAL STATEMENTS" BELOW ON PAGE F-1.

                             TOUCH AMERICA HOLDINGS

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                      NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                                     PRO FORMA ADJUSTMENTS
                                                           -----------------------------------------
                                                              UTILITY
                                                            OPERATIONS     CONTINENTAL
                                           SEPTEMBER 30,   AND PREFERRED     ENERGY         QWEST      PRO FORMA
                                               2000         REDEMPTION     OPERATIONS    ACQUISITION    RESULTS
                                           -------------   -------------   -----------   -----------   ---------
                                              NOTE 1          NOTE 2         NOTE 3        NOTE 4
                                                      (MILLIONS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
Revenues.................................    $     680       $    (453)      $    (51)    $    155     $    331
Expenses:
  Operations and maintenance.............          369            (286)            --           86          169
  Selling, general, and administrative...          118             (66)            (2)          31           81
  Taxes other than income taxes..........           47             (42)            --           --            5
  Depreciation, depletion, and
    amortization.........................           54             (41)            --            8           21
  Provision for future losses relating to
    long-term power supply agreements....           10             (10)            --           --           --
                                             ---------       ---------       --------     --------     --------
                                                   598            (445)            (2)         125          276
                                             ---------       ---------       --------     --------     --------
Income from continuing operations........           82              (8)           (49)          30           55
Interest expense and other income:
  Interest...............................           27             (25)            --           --            2
  Distributions on company obligated
    mandatorily redeemable preferred
    securities of subsidiary trust.......            4              (4)            --           --           --
  Other (income) deductions--net.........          (14)              9              2           --           (3)
                                             ---------       ---------       --------     --------     --------
                                                    17             (20)             2           --           (1)
                                             ---------       ---------       --------     --------     --------
Income taxes.............................           26               3            (19)          11           21
Net income from continuing operations....           39               9            (32)          19           35
Dividends on preferred stock.............            3              (1)            --           --            2
                                             ---------       ---------       --------     --------     --------
Net income available from continuing
  operations available for common
  stock..................................    $      36       $      10       $    (32)    $     19     $     33
                                             =========       =========       ========     ========     ========
Average number of common shares
  outstanding--basic (000)...............      105,593                                                  105,593
Basic earnings per share of common
  stock..................................    $    0.35                                                 $   0.31
Average number of common shares
  outstanding--diluted (000).............      106,814                                                  106,814
Diluted earnings per share of common
  stock..................................    $    0.34                                                 $   0.31

                             TOUCH AMERICA HOLDINGS

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1999

                                                                    PRO FORMA ADJUSTMENTS
                                                          -----------------------------------------
                                                             UTILITY
                                                           OPERATIONS     CONTINENTAL
                                           DECEMBER 31,   AND PREFERRED     ENERGY         QWEST      PRO FORMA
                                               1999        REDEMPTION     OPERATIONS    ACQUISITION    RESULTS
                                           ------------   -------------   -----------   -----------   ---------
                                              NOTE 1         NOTE 2         NOTE 3        NOTE 4
                                           ------------   -------------   -----------   -----------
                                                     (MILLIONS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
Revenues.................................    $    812         $(694)         $(22)          $291      $    387

Expenses:
  Operations and maintenance.............         377          (342)           --            162           197
  Selling, general, and administrative...         115           (90)           (1)            62            86
  Taxes other than income taxes..........          72           (68)           --              1             5
  Depreciation, depletion, and
    amortization.........................          79           (70)           (1)            17            25
                                             --------         -----          ----           ----      --------
                                                  643          (570)           (2)           242           313
                                             --------         -----          ----           ----      --------

Income from continuing operations........         169          (124)          (20)            49            74

Interest expense and other income:
  Interest...............................          42           (39)           --             --             3
  Distributions on company obligated
    mandatorily redeemable preferred
    securities of subsidiary trust.......           5            (5)           --             --            --
  Other (income) deductions--net.........          (8)            6             6             --            (8)
                                             --------         -----          ----           ----      --------
                                                   39           (50)            6             --            (5)
                                             --------         -----          ----           ----      --------

Income taxes.............................          31           (10)           (8)            18            31
                                             --------         -----          ----           ----      --------

Net income from continuing operations....          99           (64)          (18)            31            48

Dividends on preferred stock.............           4            (1)           --             --             3
                                             --------         -----          ----           ----      --------

Net income available from continuing
  operations available for common
  stock..................................    $     95         $ (63)         $(18)          $ 31      $     45
                                             ========         =====          ====           ====      ========

Average number of common shares
  outstanding--basic (000)...............     109,795                                                  109,795

basic earnings per share of
  common stock...........................    $   0.86                                                 $   0.41

Average number of common shares
  outstanding--diluted (000).............     110,553                                                  110,553

Diluted earnings per share of common
  stock..................................    $   0.86                                                 $   0.41

                             TOUCH AMERICA HOLDINGS

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1998

                                                                   PRO FORMA ADJUSTMENTS
                                                                ---------------------------
                                                                   UTILITY
                                                                 OPERATIONS     CONTINENTAL
                                                 DECEMBER 31,   AND PREFERRED     ENERGY      PRO FORMA
                                                     1998        REDEMPTION     OPERATIONS     RESULTS
                                                 ------------   -------------   -----------   ---------
                                                    NOTE 1         NOTE 2         NOTE 3
                                                    (MILLIONS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
Revenues.......................................    $    877       $    (686)      $    (91)   $    100

Expenses:
  Operations and maintenance...................         372            (344)            (1)         27
  Selling, general, and administrative.........          98             (70)            (2)         26
  Taxes other than income taxes................          67             (63)            --           4
  Depreciation, depletion, and amortization....          85             (72)            (6)          7
                                                   --------       ---------       --------    --------
                                                        622            (549)            (9)         64
                                                   --------       ---------       --------    --------
Income from continuing operations..............         255            (137)           (82)         36

Interest expense and other income:
  Interest.....................................          60             (51)            --           9
  Distributions on company obligated
    mandatorily redeemable preferred securities
    of subsidiary trust........................           5              (5)            --          --
  Other (income) deductions--net...............          (3)             (2)             4          (1)
                                                   --------       ---------       --------    --------
                                                         62             (58)             4           8
                                                   --------       ---------       --------    --------
Income taxes...................................          67             (26)           (31)         10
                                                   --------       ---------       --------    --------

Net income from continuing operations..........         126             (53)           (55)         18

Dividends on preferred stock...................           4              --             --           4
                                                   --------       ---------       --------    --------
Net income available from continuing operations
  available for common stock...................    $    122       $     (53)      $    (55)   $     14
                                                   ========       =========       ========    ========
Average number of common shares outstanding--
  basic (000)..................................     109,962                                    109,962
Basic earnings per share of common stock.......    $   1.11                                   $   0.13
Average number of common shares outstanding--
  diluted (000)................................     110,156                                    110,156
Diluted earnings per share of common stock.....    $   1.11                                   $   0.13

                             TOUCH AMERICA HOLDINGS

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1997

                                                                   PRO FORMA ADJUSTMENTS
                                                                ---------------------------
                                                                   UTILITY
                                                                 OPERATIONS     CONTINENTAL
                                                 DECEMBER 31,   AND PREFERRED     ENERGY      PRO FORMA
                                                     1997        REDEMPTION     OPERATIONS     RESULTS
                                                 ------------   -------------   -----------   ---------
                                                    NOTE 1         NOTE 2         NOTE 3
                                                    (MILLIONS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
Revenues.......................................    $    696       $    (632)      $    (16)   $     48
Expenses:
  Operations and maintenance...................         307            (282)            (2)         23
  Selling, general, and administrative.........          92             (70)            (1)         21
  Taxes other than income taxes................          65             (63)            --           2
  Depreciation, depletion, and amortization....          69             (66)            --           3
                                                   --------       ---------       --------    --------
                                                        533            (481)            (3)         49
                                                   --------       ---------       --------    --------
Income from continuing operations..............         163            (151)           (13)         (1)
Interest expense and other income:
  Interest.....................................          54             (48)            --           6
  Distributions on company obligated
    mandatorily redeemable preferred securities
    of subsidiary trust........................           5              (5)            --          --
  Other (income) deductions--net...............         (22)              4              2         (16)
                                                   --------       ---------       --------    --------
                                                         37             (49)             2         (10)
                                                   --------       ---------       --------    --------
Income taxes...................................          48             (37)            (5)          6
                                                   --------       ---------       --------    --------
Net income from continuing operations..........          78             (65)           (10)          3
Dividends on preferred stock...................           4              --             --           4
                                                   --------       ---------       --------    --------
Net income available from continuing operations
  available for common stock...................    $     74       $     (65)      $    (10)   $     (1)
                                                   ========       =========       ========    ========
Average number of common shares
  outstanding--basic (000).....................     109,298                                    109,298
Basic earnings per share of common stock.......    $   0.68                                   $  (0.01)
Average number of common shares
  outstanding--diluted (000)...................     109,400                                    109,400
Diluted earnings per share of common stock.....    $   0.68                                   $  (0.01)

                             TOUCH AMERICA HOLDINGS

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 2000


                                                                                 UTILITY
                                                                               OPERATIONS     CONTINENTAL
                                                              SEPTEMBER 30,   AND PREFERRED     ENERGY
                                                                  2000*        REDEMPTION      SERVICES     PRO FORMA
                                                                 NOTE 1          NOTE 2         NOTE 3       RESULTS
                                                              -------------   -------------   -----------   ---------
                                                                               (MILLIONS OF DOLLARS)
                                                       ASSETS
Current Assets:
  Cash and cash equivalents.................................     $    1          $    --        $    (1)     $   --
  Accounts receivable, net of allowance for doubtful
    accounts................................................        174              (71)            (1)        102
  Materials and supplies (principally at average cost)......         18              (13)            --           5
  Prepayments and other assets..............................         62              (41)            (1)         20
  Deferred income taxes.....................................          9               (6)            (1)          2
  Investment in discontinued companies......................        335              388              5         728
                                                                 ------          -------        -------      ------
                                                                    599              257              1         857
Property Plant and Equipment:
  Plant, less accumulated depreciation, depletion and
    amortization............................................      1,541           (1,093)            --         448
                                                                 ------          -------        -------      ------
                                                                  1,541           (1,093)            --         448
Other Assets:
  Intangibles, net of amortization..........................        157               (8)            --         149
  Telecommunications investments............................         43               --             --          43
  Other investments.........................................         56              (25)           (23)          8
  Regulatory assets related to income taxes.................         61              (61)            --          --
  Regulatory assets--other..................................        149             (149)            --          --
  Deferred income taxes.....................................        101               --             --         101
  Other.....................................................          9               (9)            --          --
                                                                 ------          -------        -------      ------
                                                                    576             (252)           (23)        301
                                                                 ------          -------        -------      ------
    Total Assets............................................     $2,716          $(1,088)       $   (22)     $1,606
                                                                 ------          -------        -------      ------
                                        LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable..........................................     $   71          $    (7)       $    --      $   64
  Dividends payable.........................................         25              (25)            --          --
  Income taxes payable......................................         20                7             (9)         18
  Other taxes payable.......................................         43              (40)            --           3
  Short-term borrowing......................................        109               --             --         109
  Current portion of deferred revenue.......................         25               --             --          25
  Long-term debt due within one year........................         78              (64)           (11)          3
  Interest accrued..........................................          8               (8)            --          --
  Other current liabilities.................................        108             (102)            (1)          5
                                                                 ------          -------        -------      ------
                                                                    487             (239)           (21)        227
                                                                 ------          -------        -------      ------
Long-Term Liabilities:
  Deferred income taxes.....................................         89              (88)            (1)         --
  Investment tax credits....................................         13              (13)            --          --
  Deferred revenue..........................................        249              (45)            --         204
  Regulatory liability--net proceeds from the generation
    sale in excess of book value............................        215             (215)            --          --
  Other deferred credits....................................        114             (104)            --          10
                                                                 ------          -------        -------      ------
                                                                    680             (465)            (1)        214
                                                                 ------          -------        -------      ------
Long-Term Debt:
  Long-term debt............................................        394             (297)            --          97
  Company obligated mandatorily redeemable preferred
    securities of trust.....................................         65              (65)            --          --
                                                                 ------          -------        -------      ------
                                                                    459             (362)            --          97
                                                                 ------          -------        -------      ------
Shareholders' Equity
  Preferred stock...........................................         58              (22)            --          36
  Common stock..............................................        704               --             --         704
  Treasury stock............................................       (145)              --             --        (145)
  Unallocated stock held by trustee for retirement savings
    plan....................................................        (18)              --             --         (18)
  Retained earnings.........................................        511               --             --         511
  Accumulated other comprehensive income....................        (20)              --             --         (20)
                                                                 ------          -------        -------      ------
                                                                  1,090              (22)            --       1,068
                                                                 ------          -------        -------      ------
    Total Liabilities and Shareholders' Equity..............     $2,716          $(1,088)       $   (22)     $1,606


----------------------------------


* We have made certain reclassifications and adjustments to the September 30, 2000 amounts as filed with the SEC on November 14, 2000. These reclassifications had no material effect on previously reported consolidated financial position, results of operations, or cash flows.

                        NOTES TO THE UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1--PRO FORMA INCOME STATEMENTS AND BALANCE SHEET

    The unaudited pro forma consolidated statements of income for the years ended December 31, 1999, 1998, and 1997 begin with the consolidated financial statements from our audited consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, as adjusted retroactively to report MPC's coal businesses and oil and natural gas businesses as discontinued operations. These adjusted consolidated financial statements are included in this proxy statement/prospectus. The September 30, 2000 unaudited pro forma consolidated statement of income and balance sheet begin with the consolidated financial statements from our Form 10-Q filed with the SEC on November 14, 2000. These consolidated financial statements also reflect discontinued operations accounting treatment for oil and natural gas operations and coal operations. We entered into a definitive agreement to sell our oil and natural gas operations on August 25, 2000 and a definitive agreement to sell our coal operations on September 15, 2000. Both agreements are subject to customary closing conditions. We applied discontinued operations accounting treatment to both of these operations effective September 1, 2000.

NOTE 2--UTILITY OPERATIONS AND REDEMPTION OF PREFERRED STOCK

    UTILITY OPERATIONS

    The "Utility Operations and Preferred Redemption" column of Touch America Holdings' unaudited pro forma consolidated statements of income and balance sheet reflects the removal of the utility operations, as a result of the sale of the utility business to NorthWestern, including Colstrip Unit 4, solicited in this proxy statement/prospectus. These adjustments exclude indirect general corporate overhead costs associated with, but not directly attributable to, the utility operations. In accordance with generally accepted accounting principles, these expenses must remain with continuing operations and, therefore, are classified as part of Touch America Holdings' operating results. In addition, these adjustments include an income tax provision calculated on the statutory rate as if the utility operations were on a stand alone basis.

    REDEMPTION OF PREFERRED STOCK

    We have reduced preferred dividends on the unaudited pro forma consolidated statements of income and preferred stock on the unaudited pro forma consolidated balance sheet to reflect the redemption of the Preferred Stock, $6.00 Series and Preferred Stock, $4.20 Series, solicited in this proxy statement/prospectus. For this unaudited pro forma financial statement presentation, we assumed that existing cash was used to redeem the preferred stock. However, upon shareholder approval, the proceeds used to redeem the preferred stock will be a portion of the proceeds received from the sale of our energy businesses.

NOTE 3--CONTINENTAL ENERGY SERVICES, INC.


    The "Continental Energy Services" column of Touch America Holdings' unaudited pro forma consolidated statements of income and balance sheet reflects the removal of Continental Energy Services, Inc., or Continental Energy, operations. Historically, both Continental Energy and Colstrip Unit 4 comprised the independent power group segment. Because Colstrip Unit 4 is included in the sale of the utility business to NorthWestern, which requires shareholder approval solicited in this statement/prospectus, the entire independent power group segment was not previously afforded discontinued operations accounting treatment. Since this unaudited pro forma presentation illustrates the effect of the proposed sale of the utility business to NorthWestern, Continental Energy has been

                        NOTES TO THE UNAUDITED PRO FORMA
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--CONTINENTAL ENERGY SERVICES, INC. (CONTINUED)

afforded discontinued operations accounting treatment. This discontinuance is reflected by the removal of Continental Energy's operations, excluding indirect general corporate overhead costs associated with, but not directly attributable to, Continental Energy's operations. As discussed above, these expenses must remain with continuing operations and, therefore, are classified as part of Touch America Holdings' operating results. In addition, these adjustments include an income tax provision calculated on the statutory rate as if Continental Energy was on a stand alone basis. The sale of Continental Energy closed on February 21, 2001.


NOTE 4--ACQUISITION OF PROPERTIES FROM QWEST

    The "Qwest Acquisition" column of Touch America Holdings' unaudited pro forma consolidated statement of income adjustments for the year ended December 31, 1999 and the nine months ended September 30, 2000 reflects the acquisition of Qwest's divested businesses accounted for under purchase accounting methodology. These amounts, representing the operating results and financial position of Qwest's divested businesses, along with applicable pro forma adjustments, were included in our Form 8-K/A filed with the SEC on September 15, 2000.


    The adjustments for taxes other than income taxes and depreciation, depletion and amortization expenses associated with the Qwest acquisition are as follows:



    TAXES OTHER THAN INCOME TAXES



    Taxes other than income taxes for 1999 and the six months ended June 30, 2000 increased $691,000 and $346,000, respectively, principally reflecting increased property taxes associated with the nonutility property, plant, and equipment acquired from Qwest.



    DEPRECIATION, DEPLETION AND AMORTIZATION



    Depreciation, depletion, and amortization expenses for 1999 and the six months ended June 30, 2000 increased $507,000 and $253,000, respectively, reflecting the elimination of Qwest's depreciation expenses and the addition of our depreciation expenses related to the divested businesses. The net effect of the acquisition on our depreciation, depletion, and amortization expenses, after adjustments, is therefore an increase of approximately $17,157,000 for 1999 and an increase of approximately $8,578,000 for the six months ended June 30, 2000.



    Based on preliminary information received from the independent third party hired to appraise the acquired properties, we are depreciating nonutility property over a period of 5 to 20 years (20 years for fiber, 10 years for optromics and switches, and 5 years for office furniture and other equipment). We are amortizing intangibles over a period of 3 years to 20 years (3 years for commercial customer lists, 5 years for wholesale customers lists and assembled workforce, and 20 years for service under the IRU agreement). We received the final appraisal in February 2001, and it did not differ materially from the preliminary information.

              DESCRIPTION OF TOUCH AMERICA HOLDINGS' CAPITAL STOCK


    The following summary of the capital stock of Touch America Holdings is subject in all respects to the applicable provisions of Delaware General Corporation Law and the Touch America Holdings' certificate of incorporation to be in effect on the effective date of the merger. See "Comparison of Shareholder Rights" below on page 73 and "Where You Can Find More Information" below on page 82.


GENERAL

    The total number of authorized shares of capital stock of Touch America Holdings consists of 240 million shares of common stock, $.01 par value, and 5 million shares of preferred stock, $.01 par value.

COMMON STOCK


    Subject to the rights of any holders of preferred stock of Touch America Holdings, if any, each holder of common stock will be entitled to cast one vote for each share held of record on all matters submitted to a vote of the shareholders, including the election of directors. At this time, holders of Touch America Holdings' authorized and issued series of preferred stock do not have any rights that might impact the ability of the holders of the common stock to cast their votes. Holders of common stock will be entitled to receive dividends or other distributions as declared by the Touch America Holdings' Board of Directors at its own discretion. The right of the Touch America Holdings' Board of Directors to declare dividends, however, will be subject to the rights of any holders of preferred stock, if any, of Touch America Holdings and certain requirements of Delaware law. Pursuant to the Touch America Holdings' Shareholder Protection Rights Plan, holders of Touch America Holdings' common stock will be deemed to receive one Touch America Holdings preferred share right for each outstanding common share. See "Comparison of Shareholder Rights--Shareholder Rights Plan" below on page 80.


PREFERRED STOCK

    The Touch America Holdings' Board of Directors has the full authority permitted by law to issue the preferred stock in one or more classes or series and, with respect to each class or series, to determine the voting powers, if any, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of any class or series of preferred stock, except that holders of preferred stock will not be entitled to more than one vote for each share of preferred stock held. The powers, preferences and relative, participating, optional and other special rights of each class or series of preferred stock and the qualifications, limitations or restrictions, if any, thereof may differ from those of any other classes or series at any time outstanding. The Touch America Holdings' Board of Directors shall determine the extent, if any, of which the holders of preferred stock shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise.


    At this time, the Board of Touch America Holdings has authorized and issued one series of preferred stock--the Touch America Holdings' Preferred Stock, $6.875 Series, which is identical to the Preferred Stock, $6.875 Series. The Touch America Holdings' Preferred Stock, $6.875 Series consists of 360,800 shares of which 360,800 are issued and outstanding, and has the relative rights, preferences and limitations as set forth in Touch America Holdings' Certificate of Incorporation.


    If the redemption of the preferred stock is not approved by at least a majority of all of our common shareholders, each shareholder of Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series will be deemed to receive in the merger one share of Touch America Holdings' Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series, for each outstanding share of Preferred Stock $4.20

Series and Preferred Stock $6.00 Series, respectively. The terms of the Touch America Holdings' Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series will be identical to the terms of the Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series, respectively.

    TOUCH AMERICA HOLDINGS' PREFERRED STOCK, $6.875 SERIES


    The dividend rate of this stock is $6.875 per share per annum. Quarterly periods ending January 31, April 30, July 31 and October 31 of each year have been established as the regular dividend periods with dividends for such periods payable, in arrears, on February 1, May 1, August 1, and November 1 of each year. Dividends on the Touch America Holdings' Preferred Stock, $6.875 Series shall be cumulative from the date of original issue. The holders of the Touch America Holdings' Preferred Stock, $6.875 Series are only entitled to receive these dividends when and as declared by the Touch America Holdings' Board of Directors. Dividends may be paid upon the common shares of Touch America Holdings only after dividends have been paid on the Touch America Holdings' Preferred Stock, $6.875 Series


    The Touch America Holdings' Preferred Stock, $6.875 Series will not be redeemable prior to November 1, 2003. The shares are redeemable, at the option of Touch America Holdings, in whole or in part, at any time upon not less than thirty (30) days' notice, on and after November 1, 2003. The redemption prices per share is set forth below, plus, in each case, accumulated but unpaid dividends to the date of redemption:

REDEMPTION PERIOD                                              PRICE
-----------------                                             --------
November 1, 2003 to October 31, 2004........................  $103.438
November 1, 2004 to October 31, 2005........................  $103.094
November 1, 2005 to October 31, 2006........................  $102.750
November 1, 2006 to October 31, 2007........................  $102.406
November 1, 2007 to October 31, 2008........................  $102.063
November 1, 2008 to October 31, 2009........................  $101.719
November 1, 2009 to October 31, 2010........................  $101.375
November 1, 2010 to October 31, 2011........................  $101.031
November 1, 2011 to October 31, 2012........................  $100.688
November 1, 2012 to October 31, 2013........................  $100.344
November 1, 2013 and thereafter.............................  $100.000


    The amount of $100 per share shall be paid to the holders of the Touch America Holdings' Preferred Stock, $6.875 Series in the event of any liquidation, dissolution or winding up of the affairs of Touch America Holdings or any distribution of its capital, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of common stock, plus accumulated but unpaid dividends. The holders of Touch America Holdings' Preferred Stock, $6.875 Series are not entitled to receive any other distributive amounts upon the liquidation, dissolution or winding up of the affairs of Touch America Holdings.


    A consolidation, merger or amalgamation of Touch America Holdings with or into any other corporation or corporations shall not be deemed a distribution of assets of Touch America Holdings within the meaning of any of the provisions of the Touch America Holdings' Preferred Stock, $6.875 Series.


    Except as set forth below, each holder of record of the Touch America Holdings' Preferred Stock, $6.875 Series shall be entitled to one vote for each share of stock held by such stockholder. The holders of the Touch America Holdings' Preferred Stock, $6.875 Series are not entitled to notice of or to vote at any annual or special meeting of shareholders called for the purpose of redeeming the whole or any part of the Touch America Holdings' Preferred Stock, $6.875 Series. At all elections for directors, each holder of the Touch America Holdings' Preferred Stock, $6.875 Series is entitled to as many votes as shall equal the number of such stockholder's Touch America Holdings' Preferred Stock, $6.875 Series multiplied by the number of directors to be elected, and may cast all of such votes in person or by proxy for a single director, or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Even though these cumulative voting rights exist and Touch America Holdings has a classified board, the Touch America Holdings' Preferred Stock, $6.875 Series will only represent 0.4% of the outstanding shares of Touch America Holdings following the restructuring and is likely to be reduced further by the proposed tender offer. Consequently, the holders of the Touch America Holdings' Preferred Stock, $6.875 Series will not be able to accumulate their votes to elect any individuals to the Board of Directors of Touch America Holdings.


                        COMPARISON OF SHAREHOLDER RIGHTS

    Upon completion of the merger, MPC's shareholders will be deemed to receive shares of common stock of Touch America Holdings, par value $.01 per share, in exchange for their MPC common shares, no par value, and shares of preferred stock of Touch America Holdings, par value $.01 per share, in exchange for their MPC preferred shares, no par value. The following is a summary of the material differences with respect to the rights of holders of Touch America Holdings' common shares and preferred shares and MPC common shares and preferred shares. These differences arise from the differences between various provisions of Montana and Delaware law, as well as, differences between the governing instruments of MPC and Touch America Holdings.

    The following description summarizes the material differences which may affect the rights of a MPC shareholder, but does not purport to be a complete statement of all of the differences or a complete description of the specific provisions referred to in this summary. The identification of specific differences is not intended to indicate that other equal or more significant differences do not exist.

    The terms of the Touch America Holdings' Preferred Stock, $6.875 Series will have the identical rights, title and preferences as the Preferred Stock, $6.875 Series of MPC.

    If the redemption of the preferred stock is not approved by at least a majority of all of our common shareholders, each shareholder of Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series will be deemed to receive in the merger one share of Touch America Holdings' Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series, for each outstanding share of Preferred Stock $4.20 Series and Preferred Stock $6.00 Series, respectively. The terms of the Touch America Holdings' Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series will be identical to the terms of the Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series, respectively.

CORPORATE GOVERNANCE


    MPC: The rights of MPC's shareholders are currently governed by Montana law and the articles of incorporation and by-laws of MPC. Upon completion of the merger, the rights of MPC's shareholders who become Touch America Holdings' stockholders will be governed by Delaware law, the Touch America Holdings' certificate of incorporation and the Touch America Holdings' by-laws.



    TOUCH AMERICA HOLDINGS: The rights of Touch America Holdings' stockholders will be governed by Delaware law and the certificate of incorporation and by-laws of Touch America Holdings.


AUTHORIZED CAPITAL STOCK

    MPC: The authorized capital stock of MPC consists of 240 million common shares and 5 million preferred shares.

    TOUCH AMERICA HOLDINGS: The authorized capital stock of Touch America Holdings consists of 240 million shares of common stock and 5 million shares of preferred stock.

NUMBER OF DIRECTORS

    MPC: Under Montana law, a corporation may have one or more directors on its board of directors. The articles of incorporation, by-laws or an action by the shareholders, or an action of the Board of Directors under the specific provisions of a by-law adopted by the shareholders, may fix the number of directors. Further, the articles of incorporation or by-laws may establish a variable range for the size of the Board of Directors. If a variable range is established, the number of directors within the variable range may be established by the shareholders or the Board of Directors.

    The articles of incorporation of MPC provides that the number of directors shall be fixed in the by-laws, but may not be more than 18 nor less than 3. The by-laws currently fix the number of directors at 11. The articles also provide that the shareholders may change the number of directors by a two-thirds vote.

    TOUCH AMERICA HOLDINGS: Under Delaware law, a corporation may have one or more directors on its Board of Directors. The number of directors will be fixed by, or in the manner described in, the by-laws, unless the certificate of incorporation fixes the number.


    Under the Touch America Holdings' by-laws, the Board of Directors shall consist of no more than 15 nor less than 5, and the Board of Directors may increase or decrease the number of directors by a resolution adopted by a majority of the Board of Directors. However, no such decrease in the number of directors may shorten the term of any incumbent director. The initial directors of Touch America Holdings will be the same as the current directors of MPC.


CLASSIFIED BOARD

    MPC: Under Montana law, if a corporation has nine or more directors, then the articles of incorporation or the by-laws may provide for the election of directors by staggering (or classifying) their terms by dividing the total number of directors into two or three groups, with each group containing as near as possible to one-half or one-third of the total. In that event, the terms of directors in the first group expire at the first annual shareholders' meeting after their election, the terms of the second group expire at the second annual shareholders' meeting after their election, and the terms of the third group, if any, expire at the third annual shareholders' meeting after the election.

    The by-laws of MPC provide for a classified board of directors. The articles also provide that the shareholders can only change the staggered system by a two-third vote.

    TOUCH AMERICA HOLDINGS: Under Delaware law, a corporation may divide its directors into one, two or three classes, with the term of office of those of the first class to expire at the annual meeting next ensuing, the term of the second class one year thereafter and the term of the third class two years thereafter. At each annual election held after such classification and election, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire.

    The articles of incorporation and by-laws of Touch America Holdings provide for directors to be divided into three classes, with directors to be elected from each class in 2001, 2002 and 2003, respectively.

CUMULATIVE VOTING

    MPC: Under Montana law, shareholders do have cumulative voting rights for the election of directors, unless the corporation's article of incorporation provides otherwise.

    The articles of incorporation of MPC provide that shareholders have cumulative voting rights for the election of directors.

    TOUCH AMERICA HOLDINGS: Under Delaware law, a corporation's certificate of incorporation may provide for cumulative voting rights for the election of directors.


    The articles of incorporation of Touch America Holdings do not provide for cumulative voting by holders of common stock, but do provide for cumulative voting by holders of Touch America Holdings' Preferred Stock, $6.875 Series.


VACANCIES ON THE BOARD

    MPC: Under Montana law, either the Board of Directors or the shareholders may fill newly-created directorships and vacancies, including a vacancy resulting from an increase in the number of directors. If the members of the Board of Directors remaining in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders. The articles of incorporation or by-laws may provide that newly-created directorships or vacancies will be filled by vote of the shareholders.

    The by-laws of MPC provide that only the MPC Board may fill vacancies on the board at any meeting where a quorum is present. If the directors remaining in office are fewer than a quorum, they may fill the vacancy by an affirmative vote of the majority of remaining directors.

    TOUCH AMERICA HOLDINGS: Under Delaware law, any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise will be filled as set forth in the by-laws. In the absence of a provision in the by-laws specifying how vacancies will be filled, vacancies and newly-created directorships may be filled by a majority of the directors then in office. Any director chosen pursuant to this provision will hold office until the next election of the class for which the director is chosen to fill a vacancy, and until his or her successor is elected and qualified.

    The certificate of incorporation of Touch America Holdings provides that, except as otherwise set forth in the certificate of incorporation with respect to the rights of the holders of preferred shares, any vacancy on the Board of Directors and any newly created directorship resulting from any increase in the authorized number of directors will be filled only by the majority vote of the directors then in office. A director chosen to fill a vacancy will hold office until a successor is duly elected and qualified, or until his or her earlier death, incapacity, resignation or removal from office.

REMOVAL OF DIRECTORS

    MPC: Under Montana law, shareholders may remove directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group of shareholders only the shareholders of that voting group may participate in the vote to remove the director. Any director or the entire Board of Directors may be removed only by a vote of the holders of two-thirds of the shares entitled to vote at an election of directors, unless otherwise provided by the articles of incorporation or by-laws. If shareholders have the right to cumulative voting for the election of directors and if less than the entire Board of Directors is to be removed, a director may not be removed if the votes cast against the director's removal would be sufficient to elect him if cumulatively voted at an election of the entire Board of Directors. A director may be removed by shareholders only at a meeting called for the purpose of removing the director.

    The by-laws of MPC provide that the shareholders may remove a director and fill the vacancy with a two-thirds vote of the outstanding shares entitled to vote. If less than the entire MPC Board is to be removed, no director may be removed if the votes cast against the director's removal would be sufficient to elect the director if cumulatively voted at an election of the class of directors of which the director is a part.

    TOUCH AMERICA HOLDINGS: Under Delaware law, any director may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of the directors. However, unless the certificate of incorporation provides otherwise, in the case of a corporation whose Board of Directors is classified, shareholders may remove directors only for cause.

    The certificate of incorporation of Touch America Holdings provides that directors may be removed only for cause and only by the affirmative vote of at least 80 percent of shareholders entitled to vote.

VOTE REQUIRED FOR SHAREHOLDER ACTIONS

    MPC: Under Montana law, directors of a corporation will be elected by a plurality of the votes cast at a shareholder meeting by the holders of shares entitled to vote in the election, unless otherwise set forth in the certificate of incorporation. Except as otherwise set forth under Montana law, all other matters brought before a shareholder meeting require the authorization of a majority of the votes cast in favor or against those matters by the holders of shares entitled to vote at that meeting.

    The articles of incorporation of MPC provide that the holder of each share of preferred or common stock is entitled to one vote for each share, except
(1) holders of preferred are not entitled to vote on the redemption of any preferred shares, and (2) in elections for directors, each holder of preferred or common shares is entitled to the number of shares multiplied by the number of directors to be elected, and those votes may be cast among the nominees as the holder sees fit.

    TOUCH AMERICA HOLDINGS: Under Delaware law, directors of a corporation will be elected by a plurality of the votes of the shares present in person or represented by proxy at a shareholder meeting and entitled to vote in the election, unless otherwise set forth in the certificate of incorporation or the by-laws. Except as otherwise required by Delaware law or by the certificate of incorporation or by-laws, all other matters brought before a shareholder meeting require the affirmative vote of the majority of shares present in person or represented by proxy at a shareholder meeting and entitled to vote at that meeting.

    The by-laws of Touch America Holdings provide that, except as otherwise required by the certificate of incorporation or applicable law, the directors of Touch America Holdings will be elected by a plurality vote and that all other questions will be decided by a majority vote of the shareholders. The certificate of incorporation of Touch America Holdings and Delaware law do not require a vote other than a plurality vote for the election of directors and a majority vote for all other questions decided by the shareholders. At all elections for directors, each holder of the Touch America Holdings' Preferred Stock, $6.875 Series is entitled to as many votes as shall equal the number of his Touch America Holdings' Preferred Stock, $6.875 Series multiplied by the number of directors to be elected, and may cast all of such votes in person or by proxy for a single director, or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit.

SHAREHOLDER ACTION BY WRITTEN CONSENT

    MPC: Under Montana law, shareholders may act without a meeting on any action requiring a vote of shareholders if they have the written consent of the holders of all shares entitled to vote on the matter. The action must be evidenced by one or more written consents describing the action taken, signed by all shareholders entitled to vote on the action.

    The articles of incorporation and the by-laws of MPC do not address the subject of shareholder action by written consent.

    TOUCH AMERICA HOLDINGS: Under Delaware law, unless otherwise set forth in a corporation's certificate of incorporation, holders of shares, representing the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares having a right to vote thereon were present and voted, may act by written consent.


    The certificate of incorporation of Touch America Holdings provides that any action taken by the stockholders must be effected at a duly called annual or special meeting of the shareholders and may not be effected by the written consent of the stockholders.


SPECIAL MEETINGS OF SHAREHOLDERS

    MPC: Under Montana law, a corporation shall hold a special meeting of shareholders on the call of its Board of Directors or any other person authorized by the certificate of incorporation or by-laws or the holders of at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting.

    The by-laws of MPC provide that a special meeting of the shareholders may be held in Butte, Montana by the call of the MPC Board, chairman of the MPC Board, vice chairman of the MPC Board, chief executive officer, president or holders of at least ten percent of the shares outstanding and entitled to vote at the meeting.

    TOUCH AMERICA HOLDINGS: Under Delaware law, special meetings may be called by the Board of Directors or by those persons authorized to call a special meeting by the certificate of incorporation or by-laws of the corporation.

    The by-laws of Touch America Holdings provide in pertinent part that, subject to the rights of any series of preferred stock, and except as otherwise expressly required by the certificate of incorporation or by applicable law, a special meeting may be called only by the Chairman of the Board of Directors for any purpose or by a majority vote of the entire Board of Directors.

AMENDMENTS TO GOVERNING DOCUMENTS


    MPC: Under Montana law, a corporation may amend its articles of incorporation at any time to add or change a provision that is required or permitted in the articles of incorporation or to delete a provision not required in the articles of incorporation. Under Montana law, unless the articles of incorporation provide otherwise, a corporation's board of directors may adopt amendments to the corporation's articles of incorporation. Montana law also provides that a corporation's board of directors may propose amendments to the articles of incorporation for submission to the shareholders. Proposed amendments to the articles submitted to shareholders must be approved by a majority of the votes entitled to vote on the amendment. Montana law also provides that a corporation's Board of Directors may amend or repeal a corporation's bylaws unless:



    - the articles of incorporation reserve that right exclusively for shareholders; or



    - the shareholders in amending, adding, or repealing a particular by-law express that the Board of Directors may not amend or repeal that by-law. Shareholders may also amend or repeal bylaws, even though the Board of Directors also has that power.


    The articles of incorporation of MPC do not address amendment of the articles, but do provide that the shareholders may amend the by-laws. The by-laws also provide that the MPC Board may amend the by-laws.


    TOUCH AMERICA HOLDINGS: Under Delaware law, unless the certificate of incorporation otherwise provides, the certificate of incorporation of a corporation may be amended upon the vote of the Board of Directors and the affirmative vote of a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a separate class (e.g., if the proposed amendment would adversely affect the preferences or priorities of that class). Also, unless the certificate of incorporation otherwise provides, the by-laws of a corporation may be amended by the vote of a majority of the shares entitled to vote thereon that are present in person or by proxy at a stockholders meeting. The Board of Directors of a corporation is authorized to alter, amend, repeal or adopt the by-laws by a majority vote of the Board of Directors if so provided in the certificate of incorporation.


    Touch America Holdings' certificate of incorporation reserves the right to supplement, amend or repeal any provision of the certificate of incorporation in the manner prescribed by Delaware law and the certificate of incorporation. The certificate of incorporation and the by-laws of Touch America Holdings provide that the Board of Directors is authorized to alter, amend, repeal or adopt the by-laws by a majority vote of the entire Board of Directors.

PREEMPTIVE RIGHTS

    MPC: Under Montana law, shareholders do not have the preemptive right to acquire the corporation's unissued shares, except to the extent provided for in the articles of incorporation.

    The articles of incorporation of MPC do not provide for preemptive rights.


    TOUCH AMERICA HOLDINGS: Under Delaware law, absent an express provision in a corporation's certificate of incorporation, a stockholder does not possess preemptive rights to subscribe to an additional issue of stock.


    The certificate of incorporation of Touch America Holdings does not provide for preemptive rights.

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS


    MPC: Montana law provides for mandatory indemnification of a director or officer who has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was made a party because he is or was a director or officer of the corporation unless modified by the articles of incorporation. Montana law also provides for discretionary indemnification by a corporation of a director, officer or employee subject to statutory requirements, unless the articles of incorporation provide otherwise.


    The by-laws of MPC provide that MPC shall indemnify directors and officers of MPC as provided by the Montana law described in the preceding paragraph.

    TOUCH AMERICA HOLDINGS: Under Delaware law, a corporation may indemnify its officers, directors, employees and agents against liabilities and expenses incurred in proceedings if the person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe that the person's conduct was unlawful. In the case of derivative actions, indemnification is limited to expenses and no indemnification may be made in respect of any claim as to which the person is adjudged liable to the corporation except as otherwise authorized by a court.

    The by-laws of Touch America Holdings provide that, except to the extent indemnification is not permitted by law, Touch America Holdings will fully indemnify its directors and officers and provide for the advancement of expenses in connection with any proceeding.

LIMITATION ON DIRECTOR LIABILITY


    MPC: Under Montana law, a corporation may include in its articles of incorporation a provision eliminating or limiting the liability of a director to the corporation or its shareholders for money damages for any actions taken or any failure to act except for:



    - the amount of financial benefit received by a director to which the director is not entitled;



    - an intentional infliction of harm on the corporation or the shareholders;



    - making an unlawful distribution; or

    - an intentional violation of criminal law.


    The articles of incorporation of MPC include a provision eliminating personal liability of directors to MPC or its shareholders, except in the four cases established by Montana law as described in the preceding paragraph.


    TOUCH AMERICA HOLDINGS: Under Delaware law, a corporation may include in its certificate of incorporation a provision eliminating the liability of a director to the corporation or its stockholders for monetary damages for a breach of the director's fiduciary duties, except liability for any breach of the director's duty of loyalty to the corporation's stockholders, for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, under Section 174 of the Delaware Law, which deals generally with unlawful payments of dividends, stock repurchases and redemptions, and for any transaction from which the director derived an improper personal benefit.



    The certificate of incorporation of Touch America Holdings provides that, except to the extent limitation of liability is not permitted by law, the directors of Touch America Holdings will not be personally liable to Touch America Holdings or its stockholders for monetary damages due to any breach of fiduciary duty.


BUSINESS COMBINATIONS


    MPC: Under Montana law, unless a corporation's articles of incorporation provide for a lesser vote (but not less than a majority), approval by at least two-thirds of the outstanding shares entitled to vote or two-thirds of each voting group is required to approve mergers, asset sales and dissolutions. Separate voting by voting groups is required



    - on a plan of share exchange, and



    - on a plan of merger if it contains provisions that would require separate voting if contained in an amendment to the articles of incorporation.



    The articles of incorporation of MPC expressly provide that specified business combinations must be approved by at least 70 percent of the outstanding shares of MPC. The 70 percent voting requirement is not applicable if certain conditions are satisfied, including a fair price as defined in the articles of incorporation.


    TOUCH AMERICA HOLDINGS: Under Delaware law, a merger or consolidation of a corporation or the sale of all or substantially all of the assets of a corporation requires authorization by a resolution adopted by the holders of a majority of the outstanding stock of the corporation entitled to vote, unless the certificate of incorporation requires a greater vote.

    The certificate of incorporation and by-laws of Touch America Holdings do not address business combinations.

DISSENTERS' OR APPRAISAL RIGHTS


    MPC: Under Montana law, a shareholders is entitled to dissent from, and, upon completion of various notice and demand requirements prescribed in Sections 35-1-826 through 35-1-839 of the Montana Business Corporation Act, to obtain the fair value of his or her shares in the event of specified corporate actions, including mergers, share exchanges, sales of substantially all assets of the corporation, and certain amendments to the corporation's articles of incorporation. See "The Restructuring--Dissenters' Rights."



    TOUCH AMERICA HOLDINGS: Under Delaware law, a stockholder may dissent from, and receive payment in cash for the fair value of its shares in the event of, specified mergers and consolidations. However, under Delaware law and subject to the following paragraph, appraisal rights are generally not available:


    - for shares listed on a national securities exchange;

    - for shares designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers;

    - for shares which are held of record by more than 2,000 shareholders; or


    - to stockholders of the surviving corporation if the merger did not require for its approval the vote of the stockholders of the surviving corporation.


    Notwithstanding the foregoing, appraisal rights are available if shareholders are required by the terms of the merger agreement to accept for their shares anything other than:

    - shares of stock of the surviving corporation;

    - shares of stock of another corporation that are listed on a national securities exchange, designated as a national market system security as described above, or held of record by more than 2,000 shareholders;

    - cash instead of fractional shares of stock; or

    - any combination of the above.


    Appraisal rights are also available under Delaware law in other circumstances including:



    - in specified parent-subsidiary corporation mergers, and



    - in circumstances where the certificate of incorporation so provides.


    The certificate of incorporation of Touch America Holdings does not grant additional appraisal rights.

ANTI-TAKEOVER STATUTES

    MPC: Montana law does not have an anti-takeover statute.


    TOUCH AMERICA HOLDINGS: Under Delaware law, a Delaware corporation is prohibited from engaging in mergers, dispositions of 10% or more of its assets, and issuances of stock to and other transactions with a person or group that owns 15% or more of the voting stock of the corporation, for a period of three years after the interested shareholder crosses the 15% threshold. These restrictions do not apply in certain circumstances, including when:



    - prior to the person or group becoming an interested shareholder, the Board of Directors approved the business combination in question or the transaction that resulted in the person or group becoming an interested stockholder;



    - the interested shareholder acquired at least 85% of the voting stock of the corporation, other than stock owned by inside directors and specified employee stock plans, in the transaction in which the interested stockholder crossed the 15% threshold; or



    - after the person or group became an interested stockholder, the Board of Directors and at least 66 2/3% of the voting stock other than stock owned by the interested stockholder approved the business combination.


SHAREHOLDER RIGHTS PLAN


    MPC: MPC has a Shareholder Protection Rights Plan that provides one MPC preferred share purchase right on each outstanding MPC common share. Each purchase right entitles the registered holder, upon the occurrence of events described in the Shareholder Protection Rights Plan, to purchase from MPC one one-hundredth of a share of Participating Preferred Shares, A Series, without par value. If it should become exercisable, each purchase right would have economic terms similar to one share of common stock. The purchase rights trade with the underlying shares and will, except under the circumstances described in the Shareholder Protection Rights Plan, expire on June 6, 2009, unless redeemed earlier or exchanged by MPC.


    TOUCH AMERICA HOLDINGS: Touch America Holdings will institute a Shareholder Protection Rights Plan between the effective date of Touch America Holdings' registration statement on Form S-4 and the effective time of the merger which will be identical to the MPC Shareholder Protection Rights Plan.

                                 LEGAL MATTERS

    The validity of the Touch America Holdings' stock offered by this proxy statement/prospectus will be passed upon for Touch America Holdings by Milbank, Tweed, Hadley & McCloy LLP, New York, New York.

                                    EXPERTS

    The consolidated balance sheets of MPC as of December 31, 1999 and 1998, and the related consolidated statements of income, of cash flows, and of common shareholders' equity for each of the three years in the period ended
December 31, 1999 included in this proxy statement/prospectus have been so included in reliance on the report (which contains explanatory paragraphs relating to a change in MPC's method of accounting for transactions involving the sale of dark fiber and to the retroactive reclassification of MPC's oil and natural gas operations and coal operations as discontinued operations due to its committed plan to divest of such operations) of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting.

    The special purpose statement of selected assets to be sold of Qwest's divested businesses as of June 30, 2000 and the related statements of revenues and direct expenses for each of the three years in the period ended
December 31, 1999, incorporated in this proxy statement/prospectus by reference to MPC's Form 8-K/A dated September 15, 2000 have been so incorporated in reliance on the report of Arthur Andersen LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting.

    Representatives of PricewaterhouseCoopers LLP, principal accountants, are expected to be present at the special meeting. The representatives of the principal accountants will have the opportunity to make a statement regarding the proposed restructuring if they desire to do so, and they are expected to be available to respond to appropriate questions from the shareholders at the special meeting.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be included in the proxy statement and form of proxy for the 2001 annual meeting of MPC shareholders should have been received no later than November 26, 2000 by the Corporate Secretary at the following address: The Montana Power Company, 40 E. Broadway Street, Butte, Montana 59701. The proposal must also have met the other requirements of the rules of the Securities and Exchange Commission relating to shareholder proposals.

                                 OTHER MATTERS

    As of the date of this proxy statement/prospectus, the MPC Board does not know of any matter that will be presented for consideration at the special meeting other than as described in this proxy statement/prospectus.

                      WHERE YOU CAN FIND MORE INFORMATION

    Touch America Holdings filed a registration statement on Form S-4 on
[      ], 2001, to register with the Securities and Exchange Commission the
Touch America Holdings' common stock and preferred stock to be issued to MPC's shareholders in the merger. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of Touch America Holdings in addition to being a proxy statement/prospectus of MPC. As allowed by Securities and Exchange Commission rules, this proxy statement/prospectus does not contain all the information you can find in Touch America Holdings' registration statement or the exhibits to the registration statement. MPC files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that MPC files with the Securities and Exchange Commission at the Securities and Exchange Commission's public reference rooms at the following locations:

    Public Reference Room        New York Regional Office        Chicago Regional Office
   450 Fifth Street, N.W.          7 World Trade Center              Citicorp Center
          Room 1024                     Suite 1300               500 West Madison Street
   Washington, D.C. 20549           New York, NY 10048                 Suite 1400
                                                                 Chicago, IL 60661-2511

    Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet worldwide web site maintained by the Securities and Exchange Commission at "http://www.sec.gov." Reports, proxy statements and other information concerning MPC may also be inspected at the offices of the New York Stock Exchange, which is located at 20 Broad Street, New York, New York 10005.

    The Securities and Exchange Commission allows MPC and Touch America Holdings to "incorporate by reference" information into this proxy statement/prospectus, which means that the companies can disclose important information to you by referring you to other documents filed separately with the Securities and Exchange Commission. The information incorporated by reference is considered part of this proxy statement/prospectus, except for any information superseded by information contained directly in this proxy statement/prospectus or in later filed documents incorporated by reference in this proxy statement/prospectus.

    This proxy statement/prospectus incorporates by reference the documents set forth below that MPC has previously filed with the Securities and Exchange Commission. These documents contain important business and financial information about MPC and Touch America Holdings that is not included in or delivered with this proxy statement/prospectus.


MPC FILINGS (FILE NO. 1-4566)                  PERIOD

Annual Report on Form 10-K                     Year ended December 31, 1999

Quarterly Reports on Form 10-Q                 Quarters ended March 31, 2000, June 30, 2000
                                               and September 30, 2000

Current Reports on Form 8-K/8-K/A              Filed January 3, 2000, January 25, 2000,
                                               April 4, 2000, April 25, 2000, July 17,
                                               2000, July 25, 2000, September 11, 2000,
                                               September 15, 2000, September 20, 2000,
                                               September 27, 2000, October 6, 2000,
                                               October 25, 2000, November 15, 2000 and
                                               January 30, 2001

Proxy Statement                                Filed March 21, 2000

    This proxy statement/prospectus also incorporates by reference all additional documents that may be filed by MPC with the Securities and Exchange Commission under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement/prospectus and the date of MPC special meeting, as applicable. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

    MPC has supplied all information contained or incorporated by reference in this proxy statement/ prospectus relating to MPC and Touch America Holdings.

    If you are an MPC shareholder, we may have sent you some of the documents incorporated by reference, but you can also obtain any of them through MPC, the Securities and Exchange Commission or the Securities and Exchange Commission's Internet web site as described above. Documents incorporated by reference are available from MPC without charge, excluding all exhibits, except that if MPC has specifically incorporated by reference an exhibit in this proxy statement/prospectus, the exhibit will also be provided without charge. You may obtain documents incorporated by reference in this proxy statement/prospectus by requesting them in writing or by telephone from the MPC at the following addresses:

    The Montana Power Company
    c/o Corporate Investor Communication, Inc.
    111 Commerce Road
    Cerlstadt, NJ 07072

    INDIVIDUAL SHAREHOLDERS SHOULD CALL:
    1-800-793-1283

    BANKS AND BROKERS SHOULD CALL:
    (201) 896-2633


    If you would like to request documents, please do so by May 20, 2001 in order to receive them before your special meeting.


    You should rely only on the information contained or incorporated by reference in this proxy statement/prospectus. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this document or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you.
This proxy statement/ prospectus is dated [      ], 2001. You should not assume
that the information contained in this proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this proxy statement/prospectus to MPC's shareholders nor the issuance of Touch America Holdings' common stock or preferred stock in the merger creates any implication to the contrary.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


THE MONTANA POWER COMPANY

CONSOLIDATED FINANCIAL STATEMENTS


                                                                PAGE
                                                              --------
Report of Independent Accountants...........................     F-8
Recent Developments.........................................     F-3
Consolidated Financial Statements:
  Consolidated Statements of Income for the Years Ended
    December 31, 1999, 1998 and 1997........................     F-9
  Consolidated Balance Sheets as of December 31, 1999 and
    1998....................................................    F-10
  Consolidated Statements of Cash Flows for the Years Ended
    December 31, 1999, 1998,
    and 1997................................................    F-12
  Consolidated Statements of Common Shareholders' Equity for
    the Years Ended December 31, 1999, 1998, and 1997.......    F-13
  Notes to Consolidated Financial Statements................    F-14
Schedule II--Valuation and Qualifying Accounts and
  Reserves..................................................    F-48
Schedule III--Computation of Ratio of Earnings to Fixed
  Charges--Unaudited........................................    F-49
Schedule IV--Financial Data--Unaudited......................    F-50

Financial statement schedules not included herein have been omitted because they are inapplicable or the required information is shown in the Consolidated Financial Statements or in the Notes to the Consolidated Financial Statements.

                 (This page has been left blank intentionally.)

                           THE MONTANA POWER COMPANY

                     1999 CONSOLIDATED FINANCIAL STATEMENTS

RECENT DEVELOPMENTS

    We have reclassified the historical financial information presented in our 1999 Annual Report on Form 10-K to reflect discontinued operations accounting treatment for oil and natural gas operations and coal operations. As discussed in more detail in Note 14, "Subsequent Events," we entered into a definitive agreement to sell our oil and natural gas operations in late August 2000 and a definitive agreement to sell our coal operations in mid-September 2000. Both agreements were subject to customary closing conditions. The sale of our oil and natural gas operations closed on October 31, 2000. We expect the sale of our coal operations to close at approximately the end of the first quarter 2001. We applied discontinued operations accounting treatment to both of these operations effective September 1, 2000 and, as a result, we are reporting our income statements and cash-flow statements for all periods presented to show financial results and cash flows on a continuing/discontinued basis.

SALE OF REMAINING ENERGY BUSINESSES


    THE MONTANA POWER L.L.C.



    On September 29, 2000, we, together with our affiliate, Touch America Holdings, Inc., a Delaware corporation, entered into a Unit Purchase Agreement with NorthWestern Corporation, a Delaware corporation, pursuant to which NorthWestern agreed, as discussed below, to purchase our affiliate, The Montana Power L.L.C, a Montana limited liability company. The Montana Power L.L.C. will hold--among other assets, liabilities, and commitments--our electric and natural gas utility businesses, including Colstrip Unit 4. The consideration pursuant to the agreement is approximately $1,090,000,000, comprised of cash of $602,000,000 and NorthWestern's assumption of up to $488,000,000 of our debt.



    Prior to closing the transaction, we will restructure our organization so that The Montana Power Company will be merged into The Montana Power L.L.C. NorthWestern will then acquire all of the outstanding membership interests in Montana Power L.L.C from Touch America Holdings, Inc.


    The transaction is targeted to close at approximately the end of the second quarter 2001. The closing is subject to the approval of our shareholders, regulatory approvals from the PSC and FERC, and other customary conditions, including any necessary antitrust determinations. Accordingly, we can provide no assurance that the transaction will close or, if it does, that the terms and conditions will not change.

    CONTINENTAL ENERGY SERVICES, INC.


    On September 19, 2000, Entech entered into a Stock Purchase Agreement with BBI Power Corporation, a Delaware corporation, pursuant to which BBI Power agreed to purchase the stock of Continental Energy Services, Inc., our remaining independent power business. The purchase price is $84,500,000, subject to customary closing adjustments. The transaction closed on February 21, 2001.


    CONTINUING OPERATIONS

    Because our proposed restructuring and sale of all of the outstanding membership interests in The Montana Power LLC are subject to shareholder approval, we have not yet applied discontinued operations accounting to our utility operations. In addition, because Colstrip Unit 4, which is included in the sale of the utility operations, has historically been reported as part of the independent power group segment with Continental Energy Services, Inc., that entire independent power group segment will not be afforded discontinued operations accounting treatment until we receive the shareholder approval required for our restructuring and the sale of our remaining utility businesses. Consequently, we have reported the results of operations for the utility and the independent power group under continuing operations.

                           THE MONTANA POWER COMPANY

REGULATORY MATTERS

    As discussed in Note 4, "Deregulation and Regulatory Matters," the electric and natural gas utility businesses in Montana are transitioning to a competitive market in which commodity energy products and related services are sold directly to wholesale and retail customers. In implementing our comprehensive transition plan, we initiated litigation in Montana District Court in Butte to address our ability to use tracking mechanisms to ensure fair and accurate recovery of above-market QF costs and certain other transition costs. We also sought court clarification on whether the Electric Act authorized a rate moratorium or a rate cap during the transition period that ends July 1, 2002.

    The district court issued an order in May 2000. The court ruled that the PSC must allow us to incorporate tracking mechanisms in our transition plan proposal. The court also ruled that the Electric Act authorized a rate cap. The PSC appealed the court's decision regarding tracking mechanisms to the Montana Supreme Court. We did not appeal the decision regarding the rate moratorium. The parties completed briefing of the tracking-mechanisms issue in October 2000 and are awaiting a decision from the Montana Supreme Court, which has requested amicus briefs and will schedule oral argument.

    After the district court case, we updated our Tier II filing to reflect the closing of the sale of our electric generating assets. The PSC has suspended the procedural schedule and, therefore, we do not expect an order from the PSC until the fourth quarter 2001.

ELECTRIC/FERC

    Through a stranded-costs filing with FERC in April 2000, we are seeking recovery of approximately $23,800,000 in transition costs associated with serving two rural electric cooperatives. We do not expect a FERC decision on this filing, which corresponds with our transition-costs recovery proceedings with the PSC in Montana, until 2001.

ELECTRIC AND NATURAL GAS/PSC

    On August 11, 2000, we filed a combined rate case with the PSC, seeking increased electric and natural gas rates. We requested increased annual electric transmission and distribution revenues of approximately $38,500,000, with a proposed interim annual increase of approximately $24,900,000. We also requested increased annual natural gas revenues of approximately $12,000,000 with a proposed interim annual increase of approximately $6,000,000. The PSC granted us an electric and natural gas interim rate increase of approximately $19,800,000 that became effective November 29, 2000. We expect a final order in May 2001.


    On August 25, 2000, we filed a request for increased electric rates to recover approximately $9,200,000 of higher power-supply costs relating to certain QF costs on an interim basis, pending final determination of QF transition costs. In a work session with the PSC on October 25, 2000, the PSC denied our request. We have asked the PSC to reconsider its decision.


LONG-TERM POWER SUPPLY AGREEMENTS

    In accordance with Statement of Financial Accounting Standards No. 5, "Accounting for Contingencies," we recorded a $10,000,000 provision in the third quarter 2000 for future pretax losses relating to existing long-term power supply agreements. An ongoing power supply agreement with one industrial customer exposes us to most of the expected loss. That agreement obligates us to deliver to that customer one half of its electric energy at a fixed price and the remainder at an index-based price with a cap.

                           THE MONTANA POWER COMPANY

    Since the sale of our electric generating assets, we have been supplying our customers with electric energy purchased through an index-based contract. The volume of electric energy that we are committed to purchase under this index-based contract exceeds our customers' usage estimates.

    In June 1998, we entered into a derivative financial transaction, called a "swap", with the industrial customer so that the customer could effectively purchase all of its electricity from us at a fixed rate. At the same time, we entered into a separate fixed-price purchase and related index-based sale of equivalent volumes with other counterparties to hedge that swap and eliminate our exposure to fluctuating market prices. Both the purchase and sale agreements with the other counterparties remain effective through May 2001. During the third quarter of this year, however, our industrial customer increased its electric energy consumption, and wholesale electric prices increased substantially. The combination of these two events rendered the swap and related physical offset less effective.

    Specifically, the average monthly purchases of electric energy by the industrial customer increased more than 30 percent during the third quarter 2000 compared to the second quarter 2000. Average monthly wholesale electric prices in the Pacific Northwest, based on the Mid-Columbia price index, more than doubled during the third quarter 2000 compared to the second quarter 2000. Because of these two events, the expenses of supplying our customers with electric energy during the third quarter 2000 exceeded the associated revenues earned from these customers and the swap and physical offset by approximately $8,500,000.


    Usage estimates provided by these customers and wholesale electric prices calculated from forward price projections and broker quotes indicate that the costs of supplying electric energy to these customers are expected to continue to result in losses, until the expected closing of the sale of our utility businesses to NorthWestern by the end of the second quarter 2001. On
October 30, 2000, therefore, we entered into a five-month agreement with a counterparty to swap the market-index price at which we purchase electricity for those customers with the fixed price at which we sell it to them. As long as these customers do not materially change their estimated electric usage, this swap will allow us to fix the total cost of supplying their electric energy and thus mitigate the possibility of incurring more loss than the $10,000,000 provision.


    We expect to continue to seek other opportunities to mitigate the commodity price risk associated with our power supply agreements.

ACQUISITION OF PROPERTIES FROM QWEST


    On June 30, 2000, in accordance with a previously executed stock purchase agreement, we acquired from Qwest Communications International Inc. wholesale, private-line, long-distance, and other telecommunications services in US WEST's fourteen-state region associated with Qwest's interLATA businesses for approximately $206,000,000, subject to certain adjustments. We estimate that Touch America's related capital expenditures, mainly to install optronics on new routes, will be an additional $70,000,000. The fourteen-state region covers approximately 250,000 customer accounts for voice, data, and video services. Touch America also acquired a fiber-optic network of 1,800 route miles and associated optronics and switches that will connect to Touch America's existing fiber-optic network. As a result of the acquisition, Touch America retained 173 of Qwest's former sales and sales-support personnel in the fourteen-state region.



    We accounted for the acquisition using the purchase method of accounting. As a result, we have allocated our cost of the acquisition to the assets acquired and liabilities assumed based on our estimates of their fair values as of the June 30, 2000 acquisition date. Accordingly, we recorded approximately $60,000,000 of property and equipment and approximately $146,000,000 of intangible assets related to this acquisition. We are amortizing the acquired property and equipment and

                           THE MONTANA POWER COMPANY
intangible assets over their estimated useful lives on the straight-line basis in accordance with our stated policies.



    We have received preliminary information from the independent third party hired by us to appraise the acquired properties. This preliminary information was used as a basis for recognizing the acquired assets and the depreciation and amortization in the consolidated financial statements in the Form 10-Q. The preliminary information reflected in the September 30, 2000 consolidated balance sheet and related depreciation or amortization periods were as follows (thousands of dollars):



TANGIBLE ASSETS:
  Furniture and equipment...............................       600   5 years
  Network assets--fiber.................................     9,200  20 years
  Network assets--optical electronics...................    50,448  10 years
    Total Tangible Assets...............................   $60,248

INTANGIBLE ASSETS:
  Assembled workforce...................................    $1,900   5 years
  Customer base--Wholesale..............................    15,300   5 years
  Customer base--Commercial.............................     3,200   3 years
  IRU capacity agreement................................   124,234  20 years
    Total Intangible Assets                               $145,634



    We received the final appraisal in February 2001, and it did not differ materially from the preliminary information. We will include a discussion of the differences between the final and preliminary appraisals in the footnotes to our consolidated financial statements in our 2000 Form 10-K, which we expect to file on or before March 26, 2001.


    The accounts of the Qwest acquisition have been included in our consolidated accounts since June 30, 2000. The following table presents the summarized consolidated results of operations for the year ended December 31, 1999 on an unaudited, pro forma basis as though the acquisition had occurred as of January 1, 1999:

                                                              (THOUSANDS OF DOLLARS)
                                                              ----------------------
Revenues....................................................        $1,103,281
Income from Continuing Operations...........................           129,231
Net Income Available for Common.............................           177,466
Earnings per share:
  Basic.....................................................        $     1.62
  Diluted...................................................        $     1.61

LONG-TERM DEBT

    We retired at maturity $10,000,000 of 8.80 percent Series A Unsecured MTNs on February 22, 2000.

    On April 13, 2000, we retired prior to maturity $25,000,000 of our
7.5 percent First Mortgage Bonds (Bonds) due April 1, 2001.

    On April 25, 2000, we offered to purchase any or all of the following series of our outstanding debt: 8.95 percent Bonds due February 1, 2022; 7.33 percent Secured MTNs due April 15, 2025; 8.11 percent Secured MTNs due January 25, 2023;
7.00 percent Bonds due March 1, 2005; and

                           THE MONTANA POWER COMPANY

8.25 percent Bonds due February 1, 2007. The total amount outstanding for these issues was $190,000,000 as of April 25, 2000. On May 24, 2000, we retired $182,700,000 of this amount, as follows:

    - $48,500,000 of 8.95 percent Bonds due February 1, 2022;

    - $20,000,000 of 7.33 percent Secured Series A MTNs due April 15, 2025;

    - $15,000,000 of 8.11 percent Secured Series A MTNs due January 25, 2023;

    - $44,600,000 of 7.00 percent Bonds due March 1, 2005; and

    - $54,600,000 of 8.25 percent Bonds due February 1, 2007.

    In addition, we retired at maturity $20,000,000 of 7.20 percent Series A Secured MTNs on June 1, 2000.

    These debt retirements were made from the proceeds received from the sale of the electric generating assets.


    As part of the Tier II rate filing discussed in Note 4, "Deregulation and Regulatory Matters," we indicated our intention to retire approximately $266,000,000 of debt. With all retirements of MTNs and Bonds discussed above, the actual amount of debt retired, including the retirement in 1999 of $15,000,000 of 7.875 percent Series B Unsecured MTNs due December 23, 2026, was slightly less than $265,000,000 and the associated expenses, which are expected to be recovered through the Tier II filing, were approximately $9,300,000.


    On April 4, 2000, a $100,000,000 Revolving Credit Agreement associated with some of our nonutility operations terminated, with no amount outstanding.

    At September 30, 2000, we had notes payable to banks for $80,000,000 at an average annual interest rate of approximately 7.46 percent. On November 8, 2000, we converted these notes, along with an additional $20,000,000 borrowed after the end of the third quarter, to borrowings under the term loan provisions of our Senior Secured Credit Facility discussed below.

    CREDIT FACILITIES

    On June 29, 2000, we entered into a $30,000,000 Revolving Credit Agreement for use in our nonutility operations that expires on June 28, 2001 and a $200,000,000 90-Day Credit Agreement for use in our telecommunications operations. On November 7, 2000, we replaced the $200,000,000 90-Day Credit Agreement with a $400,000,000 5-year Senior Secured Credit Facility. The loan facility consists of a $200,000,000 term loan and $200,000,000 revolver, either of which we may be used for short- or long-term borrowing. Under this facility, interest is assessed against outstanding balances at a variable rate based on Touch America's credit rating and LIBOR, and annual commitment fees are based on the amount of loans outstanding.

FINANCIAL STATEMENTS AND EXHIBITS


    For income statement purposes, we have separately reported net income after income taxes from oil and natural gas operations and coal operations in "income from discontinued operations" for all periods presented. For balance sheet purposes, we have not made any reclassifications to reflect discontinued operations for any periods presented. For cash flow statement purposes, we have reported cash flows from oil and natural gas operations and coal operations as "net cash provided by discontinued operations," "net cash used for discontinued investing activities," and "net cash provided by discontinued financing activities" for all periods presented.

                           THE MONTANA POWER COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

    To the Board of Directors and Shareholders of The Montana Power Company:

    In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of The Montana Power Company and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


    As more fully discussed in Note 1 to the Consolidated Financial Statements, as of July 1, 1999, the Company changed its method of accounting for transactions involving the sale of dark fiber.


    As more fully described in Note 14, the Company, as of September 1, 2000, committed itself to a plan of action to divest and sell its oil and gas operations and its coal operations. The accompanying consolidated statements of income and of cash flows have been retroactively reclassified to present the oil and gas operations and coal operations as discontinued operations for each of the three years in the period ended December 31, 1999.

    /s/PricewaterhouseCoopers LLP

    Portland, Oregon


    February 10, 2000, except in Note 3 for the final paragraph under the "Telecommunications" section entitled "Investments and Acquisitions," as to which the date is March 13, 2000, and for Note 14, as to which the date is December 15, 2000.

                   THE MONTANA POWER COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENT OF INCOME

                          (RECLASSIFIED--SEE NOTE 14)

                                                                  YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                  (THOUSANDS OF DOLLARS)
                                                                (EXCEPT PER-SHARE AMOUNTS)
Revenues....................................................  $812,028   $876,596   $696,028
Expenses:
  Operations and maintenance................................   376,575    371,649    306,377
  Selling, general, and administrative......................   115,134     98,239     92,126
  Taxes other than income taxes.............................    71,933     67,088     64,957
  Depreciation, depletion, and amortization.................    79,576     85,245     69,375
                                                              --------   --------   --------
                                                               643,218    622,221    532,835
                                                              --------   --------   --------
  Income from continuing operations.........................   168,810    254,375    163,193
Interest expense and other income:
  Interest..................................................    41,593     59,373     54,133
  Distributions on company obligated mandatorily redeemable
    preferred securities of subsidiary trust................     5,492      5,492      5,492
  Other income--net.........................................    (7,526)    (3,029)   (22,593)
                                                                39,559     61,836     37,032
                                                              --------   --------   --------
Income taxes................................................    30,830     66,843     48,585
                                                              --------   --------   --------
Net income from continuing operations.......................    98,421    125,696     77,576
Discontinued operations:
  Income from discontinued oil and natural gas operations,
    net of income taxes.....................................    14,525      9,743     32,095
  Income from discontinued coal operations, net of income
    taxes...................................................    37,400     30,181     18,961
                                                              --------   --------   --------
Net income..................................................   150,346    165,620    128,632
Dividends on preferred stock................................     3,690      3,690      3,690
                                                              --------   --------   --------
Net income available for common stock.......................  $146,656   $161,930   $124,942
                                                              ========   ========   ========
Average number of common shares outstanding--basic (000)....   109,795    109,962    109,298
Basic earnings per share of common stock....................  $   1.34   $   1.47   $   1.14
                                                              ========   ========   ========
Average number of common shares outstanding--diluted (000)     110,553    110,156    109,400
Diluted earnings per share of common stock..................  $   1.33   $   1.47   $   1.14
                                                              ========   ========   ========

   The accompanying notes are an integral part of these financial statements.

                   THE MONTANA POWER COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                                                    DECEMBER 31
                                                              -----------------------
                                                                 1999         1998
                                                              ----------   ----------
                                                              (THOUSANDS OF DOLLARS)
                                       ASSETS
Plant and property in service:
  Utility plant.............................................  $1,466,727   $2,246,847
  Less -- accumulated depreciation and depletion............     464,653      732,385
                                                              ----------   ----------
                                                               1,002,074    1,514,462
Nonutility property.........................................   1,051,997      864,981
Less -- accumulated depreciation and depletion..............     349,045      297,933
                                                              ----------   ----------
                                                                 702,952      567,048
                                                              ----------   ----------
                                                               1,705,026    2,081,510
Miscellaneous investments:
  Independent power investments.............................      23,460       24,268
  Reclamation fund..........................................      43,460       41,542
  Other.....................................................      93,231       84,256
                                                              ----------   ----------
                                                                 160,151      150,066
Current assets:
  Cash and cash equivalents.................................     554,407       10,116
  Temporary investments.....................................      40,417           --
  Accounts receivable, net of allowance for doubtful
    accounts................................................     182,248      170,652
  Notes receivable..........................................          --       29,089
  Materials and supplies (principally at average cost)......      37,928       42,292
  Prepayments and other assets..............................      53,733       57,331
  Deferred income taxes.....................................      18,303       18,755
                                                              ----------   ----------
                                                                 887,036      328,235
Deferred charges:
  Advanced coal royalties...................................      12,506       14,312
  Regulatory assets related to income taxes.................      60,538      121,735
  Regulatory assets -- other................................     150,486      154,193
  Other deferred charges....................................      73,000       78,044
                                                              ----------   ----------
                                                                 296,530      368,284
                                                              ----------   ----------
                                                              $3,048,743   $2,928,095
                                                              ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                   THE MONTANA POWER COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET


                                                                    DECEMBER 31
                                                              -----------------------
                                                                 1999         1998
                                                              ----------   ----------
                                                              (THOUSANDS OF DOLLARS)
                        LIABILITIES AND SHAREHOLDERS' EQUITY
Capitalization:
  Common shareholders' equity:
    Common stock (240,000,000 shares without par value
      authorized; 110,218,973 and 110,121,040 shares
      issued)...............................................  $  702,773   $  702,511
    Treasury stock (4,682,100 shares authorized, issued, and
      repurchased by the Company)...........................    (144,872)          --
    Unallocated stock held by trustee for Retirement Savings
      Plan..................................................     (20,401)     (23,298)
    Retained earnings and other shareholders' equity........     488,975      430,309
    Accumulated other comprehensive loss....................     (17,659)     (20,717)
                                                              ----------   ----------
                                                               1,008,816    1,088,805
  Preferred stock...........................................      57,654       57,654
  Company obligated mandatorily redeemable preferred
    securities of subsidiary trust, which holds solely
    Company junior subordinated debentures..................      65,000       65,000
  Long-term debt............................................     618,512      698,329
                                                              ----------   ----------
                                                               1,749,982    1,909,788
Current Liabilities:
  Short-term borrowings.....................................          --       69,820
  Long-term debt--portion due within one year...............      58,955       96,292
  Dividends payable.........................................      22,746       22,765
  Income taxes..............................................     152,739       24,857
  Other taxes...............................................      54,630       51,777
  Accounts payable..........................................     115,654       97,197
  Interest accrued..........................................      11,597       13,156
  Other current liabilities.................................      92,277       40,087
                                                              ----------   ----------
                                                                 508,598      415,951
Deferred Credits:
  Deferred income taxes.....................................       8,847      323,906
  Investment tax credits....................................      13,330       33,819
  Accrued mining reclamation costs..........................     135,075      129,558
  Deferred revenue..........................................     311,751       19,950
  Regulatory liability--net proceeds from the generation
    sale in excess of book value............................     219,726           --
  Other deferred credits....................................     101,434       95,123
                                                              ----------   ----------
                                                                 790,163      602,356
                                                              ----------   ----------
Contingencies and Commitments (Notes 2 and 3)
                                                              $3,048,743   $2,928,095
                                                              ==========   ==========


   The accompanying notes are an integral part of these financial statements.

                   THE MONTANA POWER COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                          (RECLASSIFIED--SEE NOTE 14)

                                                                   YEAR ENDED DECEMBER 31
                                                              ---------------------------------
                                                                1999        1998        1997
                                                              ---------   ---------   ---------
                                                                   (THOUSANDS OF DOLLARS)
NET CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income from continuing operations.....................  $  98,421   $ 125,696   $  77,576
  Adjustments to reconcile net income to net cash provided
    by operating activities:
      Depreciation, depletion, and amortization.............     79,576      85,245      69,375
      Deferred income taxes.................................   (315,588)    (42,258)      3,692
      Noncash earnings from unconsolidated investments......    (20,608)    (10,871)    (14,015)
      (Gains) losses on sales of property and investments...         67       5,651     (24,438)
      Other noncash charges to net income--net..............     25,154      32,131      33,113
      Changes in assets and liabilities:
        Accounts and notes receivable.......................     12,333     (30,393)     21,344
        Deferred income taxes...............................      3,379      (4,745)        319
        Income taxes payable................................    129,228      21,582      (1,494)
        Accounts payable....................................     26,244      (8,031)      8,875
        Deferred revenue and other..........................    291,790      11,800       6,097
        Generation asset sale--net proceeds.................    219,726          --          --
        Other assets and liabilities--net...................     71,080      34,678     (25,713)
                                                              ---------   ---------   ---------
    Net cash provided by continuing operations..............    620,802     220,485     154,731
    Net cash provided by discontinued operations............     39,381      35,192      46,360
                                                              ---------   ---------   ---------
    Net cash provided by operating activities...............    660,183     255,677     201,091
                                                              ---------   ---------   ---------
NET CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures......................................   (233,192)   (151,044)   (166,063)
  Proceeds from sales of property and investments...........    586,150      38,063      46,696
  Additional investments....................................     (1,272)     (7,732)    (13,121)
                                                              ---------   ---------   ---------
    Net cash provided by (used for) continuing investing
      activities............................................    351,686    (120,713)   (132,488)
    Net cash used for discontinued investing activities.....    (45,182)    (38,839)    (66,880)
                                                              ---------   ---------   ---------
    Net cash provided by (used for) investing activities....    306,504    (159,552)   (199,368)
                                                              ---------   ---------   ---------
NET CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends paid............................................    (90,902)    (91,598)    (91,112)
  Sales of common stock.....................................        751       7,421       2,201
  Purchase of treasury stock................................   (144,872)         --          --
  Issuance of long-term debt................................     23,397     139,947      86,676
  Retirement of long-term debt..............................   (147,544)    (77,873)    (71,634)
  Net change in short-term borrowing........................    (69,820)    (64,138)     29,256
  Issuance of mandatorily redeemable preferred securities...         --          --         (67)
                                                              ---------   ---------   ---------
    Net cash used for continuing financing activities.......   (428,990)    (86,241)    (44,680)
    Net cash provided by (used for) discontinued financing
      activities............................................      6,594      (2,538)     16,699
                                                              ---------   ---------   ---------
    Net cash used for financing activities..................   (422,396)    (88,779)    (27,981)
                                                              ---------   ---------   ---------
CHANGE IN CASH FLOWS........................................    544,291       7,346     (26,258)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR................     10,116       2,770      29,028
                                                              ---------   ---------   ---------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $ 554,407   $  10,116   $   2,770
                                                              =========   =========   =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Income taxes, net of refunds............................  $ 213,362   $  90,663   $  50,797
    Interest................................................     53,273      67,777      59,681

   The accompanying notes are an integral part of these financial statements.

                   THE MONTANA POWER COMPANY AND SUBSIDIARIES

             CONSOLIDATED STATEMENT OF COMMON SHAREHOLDERS' EQUITY

                                                                  YEAR ENDED DECEMBER 31
                                                           ------------------------------------
                                                              1999         1998         1997
                                                           ----------   ----------   ----------
COMMON STOCK:
  Balance at beginning of year...........................  $  702,511   $  694,561   $  691,853
  Issuances (100,857; 663,622; and 195,430 shares).......         357        7,950        2,708
  Reacquired capital stock (4,682,100 shares)............    (144,872)          --           --
  Premium on capital stock...............................         (95)          --           --
                                                           ----------   ----------   ----------
  Balance at end of year.................................     557,901      702,511      694,561
                                                           ----------   ----------   ----------
RETAINED EARNINGS AND OTHER SHAREHOLDERS' EQUITY:
  Balance at beginning of year...........................     430,309      356,327      318,977
  Net income.............................................     150,346      165,620      128,632
  Dividends on common stock (80 cents per share each
    year)................................................     (88,155)     (88,008)     (87,494)
  Dividends on preferred stock...........................      (3,690)      (3,690)      (3,690)
  Other..................................................         165           60          (98)
                                                           ----------   ----------   ----------
  Balance at end of year.................................     488,975      430,309      356,327
                                                           ----------   ----------   ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
  Balance at beginning of year...........................     (20,717)     (13,354)     (11,173)
                                                           ----------   ----------   ----------
  Net income.............................................     150,346      165,620      128,632
  Foreign currency translation adjustments...............       3,058       (7,363)      (2,181)
                                                           ----------   ----------   ----------
  Total comprehensive income.............................     153,404      158,257      126,451
  Deduct net income included in comprehensive income.....    (150,346)    (165,620)    (128,632)
                                                           ----------   ----------   ----------
  Other comprehensive income (loss)......................       3,058       (7,363)      (2,181)
                                                           ----------   ----------   ----------
  Balance at end of year.................................     (17,659)     (20,717)     (13,354)
                                                           ----------   ----------   ----------
UNALLOCATED STOCK HELD BY TRUSTEE FOR RETIREMENT SAVINGS:
  Balance at beginning of year...........................     (23,298)     (25,945)     (28,360)
  Distributions..........................................       2,897        2,647        2,415
                                                           ----------   ----------   ----------
  Balance at end of year.................................     (20,401)     (23,298)     (25,945)
                                                           ----------   ----------   ----------
    TOTAL COMMON SHAREHOLDERS' EQUITY AT END OF YEAR.....  $1,008,816   $1,088,805   $1,011,589
                                                           ==========   ==========   ==========

        The accompanying notes are an integral part of these statements.

                       NOTES TO THE FINANCIAL STATEMENTS

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

    Our accounting policies conform with generally accepted accounting principles. With respect to our utility operations, these policies are in accordance with the accounting requirements and ratemaking practices of applicable regulatory authorities.

USE OF ESTIMATES

    Preparing financial statements requires the use of estimates based on information available. Actual results may differ from our accounting estimates as new events occur or we obtain additional information.

RECLASSIFICATIONS


    We have made reclassifications to certain prior-year amounts to make them comparable to the 1999 presentation. These reclassifications had no material effect on our previously reported consolidated financial position, results of operations, or cash flows.


CONSOLIDATION PRINCIPLES

    The consolidated financial statements include accounts and results of our wholly owned subsidiaries. We have eliminated significant intercompany balances and transactions. We account for our significant telecommunications and independent power investments using the equity method, because we exercise significant influence over those operations. To facilitate the timely preparation of the consolidated financial statements, the accounts of certain operations have been consolidated for fiscal years ending in November. The consolidated financial statements in fiscal year 2000 will eliminate the one-month lag in reporting for these operations. The results of operations of December 1999 for these entities, which would have previously been reported in results of fiscal year 2000, will be recorded as an adjustment to beginning retained earnings for fiscal year 2000.

PROPERTY AND PLANT

    The following table provides year-end balances of the major classifications of property and plant:

                                                                  DECEMBER 31
                                                            -----------------------
                                                               1999         1998
                                                            ----------   ----------
                                                            (THOUSANDS OF DOLLARS)
UTILITY PLANT:
  Electric:
    Generation (including jointly owned)..................  $   11,954   $  724,483
    Transmission..........................................     372,174      373,630
    Distribution..........................................     573,531      550,844
    Other.................................................      92,684      192,899
  Natural Gas:
    Production and storage................................      73,959       75,658
    Transmission..........................................     163,968      152,804
    Distribution..........................................     147,764      146,896
    Other.................................................      30,693       29,633
                                                            ----------   ----------
      Total Utility.......................................   1,466,727    2,246,847
NONUTILITY PLANT:
    Coal..................................................     240,228      237,913
    Oil and natural gas...................................     432,763      388,153
    Technology............................................     238,147      113,474
    Electric generation...................................      76,536       76,189
    Other.................................................      64,323       49,252
                                                            ----------   ----------
      Total Nonutility....................................   1,051,997      864,981
                                                            ----------   ----------
      Total Plant.........................................  $2,518,724   $3,111,828
                                                            ==========   ==========

    We capitalize the cost of plant additions and replacements, including an allowance for funds used during construction (AFUDC), of utility plant. We determine the rate used to compute AFUDC in accordance with a formula established by the Federal Energy Regulatory Commission. This rate averaged
7.1 percent for 1999, 8.3 percent for 1998, and 8.0 percent for 1997. We charge costs of utility depreciable units of property retired, plus costs of removal less salvage, to accumulated depreciation and recognize no gain or loss. We recognize gain or loss upon the sale or other disposition of nonutility property. We charge maintenance and repairs of plant and property, as well as replacements and renewals of items determined to be less than established units of plant, to operating expenses.


    For information on the sale of our electric generating assets, see Note 5, "Sale of Electric Generating Assets."

    Included in the plant classifications are utility plant under construction in the amounts of $3,782,000 and $37,966,000 for 1999 and 1998, respectively, and nonutility plant under construction in the amounts $134,817,000 and $10,990,000 for 1999 and 1998, respectively.

    We record provisions for depreciation and depletion at amounts substantially equivalent to calculations made on straight-line and unit-of-production methods by applying various rates based on useful lives of properties determined from engineering studies. As a percentage of the depreciable and depletable utility plant at the beginning of the year, our provisions for depreciation and depletion of utility plant were approximately 3 percent for 1999, 1998, and 1997. Our nonutility oil and natural gas operations use the successful-efforts method of accounting for exploration and development costs.

JOINTLY OWNED ELECTRIC PLANT

    Prior to the sale of the utility generating assets discussed in Note 5, "Sale of Electric Generating Assets," we were a joint-owner of Colstrip Units 1, 2, and 3. We owned 50 percent of Units 1 and 2 and 30 percent of Unit 3. We also owned an approximate 30 percent interest in the transmission facilities serving these units. After the asset sale, we still own the transmission assets and associated microwave equipment which remain in property, plant, and equipment and, at December 31, 1999, our investment in these facilities was $43,380,000 and the related accumulated depreciation was $15,452,000.

    We also own $43,084,000 and $33,370,000 of the nonutility Colstrip Unit 4 share of common production plant and transmission plant, which is included in nonutility plant "Electric generation" in the property, plant, and equipment table above. The accumulated depreciation related to Unit 4 production and transmission plant was $20,327,000 and $9,255,000, respectively.

    Each joint-owner provides its own financing. Our share of direct expenses associated with the operation and maintenance of these joint facilities, including Colstrip Units 1, 2, and 3 through December 17, 1999, is included in the corresponding operating expenses in the Consolidated Statement of Income.

RECLAMATION FUND

    Under the current Colstrip Units 3 and 4 coal supply agreement, we maintain a reclamation fund representing restricted cash necessary to meet our estimated reclamation obligation at Western Energy for Units 3 and 4. We invest the funds required for these reclamation obligations until we need them to perform reclamation. At December 31, 1999, we had the funds invested entirely in a money market account. We regularly accrue an expense and an offsetting liability associated with our reclamation obligation. The reclamation fund is not offset against our accumulated liability.

REVENUE AND EXPENSE RECOGNITION

    We record operating revenues on the basis of consumption of service rendered. To match revenues with associated expenses, we accrued unbilled revenues for electric, natural gas and telecommunication services delivered to customers but not yet billed at month-end.

    The Emerging Issues Task Force (EITF) Issue No. 98-10 requires that energy contracts entered into under "trading activities" be marked to market with the gains or losses shown net in the income statement. EITF 98-10 is effective for fiscal years beginning after December 15, 1998. We adopted EITF 98-10 as of January 1, 1999, and accordingly mark to market energy contracts that qualify as "trading activities." The cumulative effect of adopting EITF 98-10 was not significant.


    On July 8, 1999, the FASB issued Interpretation No. 43, "Real Estate Sales," which is an interpretation of SFAS No. 66, "Accounting for Sales of Real Estate." This interpretation, which requires entities to recognize revenues from dark-fiber sales over the period of the contract rather than at the time the contract was entered into, if title to the rights of use does not transfer to the lessee at the end of the contract, applies to transactions entered into after June 30, 1999. As a result of FASB Interpretation No. 43, we changed, on a prospective basis, how we account for transactions involving dark-fiber sales. Rather than recognizing approximately $7,000,000 in revenues in the fourth quarter from dark-fiber transactions pursuant to existing agreements entered into after June 30, 1999, Touch America will recognize these earnings over the applicable contract term. Net income for 1999 would have been approximately $4,200,000 higher and both basic and diluted earnings per share would have been $0.03 higher if we were not required to make this accounting change.

REGULATORY ASSETS AND LIABILITIES

    For our regulated operations, we follow SFAS No. 71, "Accounting for the Effects of Certain Types of Regulation." Pursuant to this pronouncement, certain expenses and credits, normally reflected in income as incurred, are recognized when included in rates and recovered from or refunded to the customers. Accordingly, we have recorded the following regulatory assets and liabilities that will be recognized in expenses and revenues in future periods when the matching revenues are collected.

    The following table provides year-end balances of the major classifications of regulatory assets and liabilities:

                                                         DECEMBER 31
                                       -----------------------------------------------
                                                1999                     1998
                                       ----------------------   ----------------------
                                        ASSETS    LIABILITIES    ASSETS    LIABILITIES
                                       --------   -----------   --------   -----------
                                                   (THOUSANDS OF DOLLARS)
Income Taxes.........................  $ 57,526                 $119,080
Colstrip Unit 3 carrying charge......    38,494                   40,325
Conservation programs................    28,378                   33,353
Competitive transition
Competitive transition charges
  (CTCs).............................    53,768                   56,059
Investment tax credits...............               $13,330                  $33,819
Other................................    44,646      12,178       43,308       9,474
                                       --------     -------     --------     -------
  Subtotal...........................   222,812      25,508      292,125      43,293
Less:
  Current portions...................    11,788       3,402       16,197       5,057
                                       --------     -------     --------     -------
  Total..............................  $211,024     $22,106     $275,928     $38,236
                                       ========     =======     ========     =======

    Income taxes reflect the effects of temporary differences that we will recover in future rates. In August 1985, the PSC issued an order allowing us to recover deferred carrying charges and depreciation expenses over the remaining life of Colstrip Unit 3. These recoveries compensated us for unrecovered costs of our investment for the period from January 10, 1984, to August 29, 1985, when we placed the plant in service. We were amortizing this asset to expense and recovering in rates $1,831,000 per year. Conservation programs represent our Demand Side Management programs, which are in rate base and which we were amortizing to income over a 10-year period. We are recovering the CTCs, which relate to natural gas properties that we removed from regulation on November 1, 1997, through rates over 15 years. Investment tax credits and account balances included in "Other" represent items that we are amortizing currently or are subject to future regulatory confirmation.

    With the sale of the generating assets, it is our position that any of these amounts related to electric supply should be recovered from sales proceeds in excess of book value. For further information on the effects of the sale of our electric generating assets, see Note 5, "Sale of Electric Generating Assets." For further information on the removal in 1997 of our natural gas production assets from rate base, see Note 4, "Deregulation and Regulatory Matters."

CASH AND CASH EQUIVALENTS AND TEMPORARY INVESTMENTS

    We consider all liquid investments with original maturities of three months or less as cash equivalents, and investments with original maturities over three months and up to one year as temporary investments. At December 31, 1999, all of our investments were available for sale, and their fair value approximate the value reported on the Consolidated Balance Sheet.

ACCOUNTS RECEIVABLE

    Accounts receivable are presented net of allowance for doubtful accounts of $2,105,000 in 1999 and $1,906,000 in 1998.

STORM DAMAGE AND ENVIRONMENTAL REMEDIATION COSTS

    When losses from costs of storm damage and environmental remediation obligations for our utility operations are probable and reasonably estimable, we charge these costs against established, approved operating reserves. We consider the reserves adequate. The reserves balance at December 31, 1999, was approximately $11,200,000, and at December 31, 1998, was approximately $9,300,000. We have included these reserves in "current liabilities" on the Consolidated Balance Sheet.

INCOME TAXES

    We and our United States subsidiaries file a consolidated United States income tax return. We allocate consolidated United States income taxes to utility and nonutility operations as if we filed separate United States income tax returns for each operation. We defer income taxes to provide for the temporary differences between the financial reporting basis and the tax basis of our assets and liabilities. For further information on income taxes, see "Regulatory Assets and Liabilities" in this Note 1 and also Note 6, "Income Tax Expense."

DEFERRED REVENUES

    We defer revenues to account for the timing differences between cash received and revenues earned and reflect these amounts on the Consolidated Balance Sheet in "Deferred Revenue." We reflect the current portion of these amounts in "Other Current Liabilities" on the Consolidated Balance Sheet. We are recognizing the $257,000,000 prepayment received in January 1999 from a telecommunications customer and the $106,000,000 payment received in December 1999 from the Los Angeles Department of Water and Power in revenues over the original terms of the agreements, approximately 11 years in each case.

NET INCOME PER SHARE OF COMMON STOCK

    We compute basic net income per share of common stock for each year based upon the weighted average number of common shares outstanding. In accordance with SFAS No. 128, "Earnings per Share," diluted net income per share of common stock reflects the potential dilution that would occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that shared in our earnings.

    For comparative purposes, the following table shows consolidated basic net income per share.

                                                                  YEAR TO DATE
                                                                  DECEMBER 31
                                                         ------------------------------
                                                           1999       1998       1997
                                                         --------   --------   --------
Continuing Operations..................................   $0.86      $1.11      $0.68
Discontinued Operations................................    0.48       0.36       0.46
                                                          -----      -----      -----
  Consolidated.........................................   $1.34      $1.47      $1.14
                                                          =====      =====      =====

ASSET IMPAIRMENT

    In accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," we periodically review long-lived assets for impairment whenever events or changes in circumstances indicate that we may not recover the carrying amount of an asset.

COMPREHENSIVE INCOME (LOSS)


    FASB defines comprehensive income as all changes to the equity of a business enterprise during a period, except for those resulting from transactions with owners. For example, dividend distributions are excepted. Comprehensive income consists of net income and other comprehensive income. Net income includes such items as income from continuing operations, discontinued operations, extraordinary items, and cumulative effects of changes in accounting principle. Other comprehensive income includes foreign currency translations, adjustments of minimum pension liability, and unrealized gains and losses on certain investments in debt and equity securities.


    For the years ended December 31, 1999, 1998, and 1997, our only item of other comprehensive income was foreign currency translation adjustments of the assets and liabilities of our foreign subsidiaries. These adjustments resulted in increases to retained earnings of $3,058,000 in 1999, and decreases to retained earnings of $7,363,000 in 1998 and $2,181,000 in 1997. No current income tax effects resulted from the adjustments, nor will there be any net income effects unless we sell a foreign subsidiary.


    Most of the 1998 adjustment was the result of transferring a Canadian natural gas production company from utility to nonutility operations. Until November 1, 1997, the property, plant and equipment (PP&E) of that company was included in our natural gas utility rate base at its original United States dollar value. After that company was transferred to nonutility operations, we were no longer required to state its PP&E at original United States dollar value, but were required, instead, to convert its PP&E at the foreign exchange rate in effect at the balance sheet date. At the time of the transfer, the Canadian-United States exchange rate was considerably lower than the rates used to convert most of the original United States dollar values of that company's PP&E. Consequently, the adjustment from original to current United States dollar value decreased other comprehensive income approximately $5,100,000 in 1998.

DERIVATIVE FINANCIAL INSTRUMENTS

TRADING AND MARKETING OF ELECTRICITY


    Although we decided in August 1998 to exit the electric trading and marketing businesses, The Montana Power Trading and Marketing company, a subsidiary of Entech, remains a party to a single derivative financial instrument. MPT&M entered into this instrument in June 1998 with an electric retail customer to manage a portion of the customer's commodity price risk, and the instrument expires in approximately fifteen months. We do not expect this instrument to have a material effect on our consolidated financial position, results of operations, or cash flows.


TRADING AND MARKETING OF CRUDE OIL, NATURAL GAS, AND NATURAL GAS LIQUIDS

    We produce, purchase, transport, and sell crude oil, natural gas, and natural gas liquids. Changes in the prices of these commodities can affect our financial results. We manage this exposure to price risk, in part, through MPT&M's use of derivative financial instruments.

    DERIVATIVE FINANCIAL INSTRUMENTS USED

    We use derivative financial instruments to reduce earnings volatility and stabilize cash flows by hedging some of the price risk associated with our nonutility energy commodity-producing assets, contractual commitments for firm supply, and natural gas transportation agreements. We also use derivative financial instruments in speculative transactions to seek enhanced profitability based on expected market movements, as discussed below in "Speculative Transactions." In all cases, financial swap and option agreements constitute the principal kinds of derivative financial instruments used for these purposes.

    SWAP AGREEMENTS

    Under a typical swap agreement, we make or receive payments based on the difference between a specified fixed price and a variable price of crude oil or natural gas at the time of settlement. The variable price is either a crude oil or natural gas price quoted on the New York mercantile Exchange or a natural gas price quoted in Inside FERC's Gas Market Report or other recognized industry index.

    OPTION AGREEMENTS


    Under a typical option agreement, we make or receive monthly payments based on the difference between the actual price of crude oil or natural gas and the price established in a private agreement at the time of execution. Receiving or making payments is dependent on whether we buy, own or hold, or sell, write or issue, the option. Buying options involves paying a premium--the price of the option--and selling options involves receiving a premium. When we use options, we defer all premiums paid or received and recognize the applicable expenses or revenues monthly throughout the option term. As of December 31, 1999, our deferred revenues due to option premiums was $1,700,000.


    HEDGED TRANSACTIONS


    Hedged transactions are those in which we have a position, either current or anticipated, in an underlying commodity or derivative of that commodity that exposes us to risk if the price of the underlying item adversely changes. We enter into these transactions primarily to reduce earnings volatility and stabilize cash lows. We recognize gains or losses from these derivative financial instruments in the Consolidated Statement of Income at the same time that we recognize the revenues or expenses associated with the underlying hedged item; until then, we do not reflect these gains or losses in our financial statements. At December 31, 1999, we had unrecognized gains of approximately

$2,100,000 related to these transactions. As of December 31, 1999, we had not terminated any hedging instrument before the date of the anticipated commodity production, commodity purchase or sale, or natural gas transportation commitment.

    At December 31, 1999, we had no hedge agreements on natural gas production, but we did have swap and option agreements on approximately 1,280,000 barrels, or 46 percent of our estimated nonutility crude oil and natural gas liquids production through December 2001. In addition, we had swap and option agreements to hedge approximately 5.0 Bcf or 20.1 percent of our expected delivery obligations under long-term natural gas sales contracts through December 2000. At December 31, 1999, we also had sold swap and option agreements to hedge approximately 25.4 Bcf of our nonutility natural gas pipeline transportation obligations under contracts through December 2001, and we had purchased swap and option agreements to hedge approximately 27.4 Bcf of these obligations.

    SPECULATIVE TRANSACTIONS

    We also enter into derivative financial transactions in which we have no underlying price risk exposure nor any interest in making or taking delivery of crude oil or natural gas commodities. We try, by these speculative transactions, to profit from the market movements of the prices of these commodities. In accordance with EITF Issue No.98-10, "Accounting for Contracts Involved in Energy Trading and Risk Management Activities," we mark to market all of our speculative transactions and recognize any corresponding gain or loss in the Consolidated Statement of Income. Through December 31, 1999, we recorded pretax gains of approximately $700,000 related to these transactions.

    COUNTERPARTY CREDIT RISK

    Commodity price changes may provide a motive to our counterparties to default on their delivery or payment obligations to us under our physical and financial crude oil, natural gas, and natural gas liquids trading instruments. Our corporate credit risk policy requires us to investigate and monitor the creditworthiness of our physical and financial trading counterparties.

    INDEPENDENT POWER OPERATIONS

    CES has investments in independent power partnerships, some of which have entered into derivative financial instruments to hedge interest rate exposure on floating-rate debt and natural gas price fluctuations. We believe that, as of December 31, 1999, we have not been exposed to any material adverse effects from the risks inherent in these instruments.

FAIR VALUE OF FINANCIAL INSTRUMENTS

                                                              1999                    1998
                                                      ---------------------   ---------------------
                                                      CARRYING                CARRYING
                                                       AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
                                                      --------   ----------   --------   ----------
                                                                 (THOUSANDS OF DOLLARS)
ASSETS:
Investments in independent power projects
  (cost basis only).................................  $  3,504    $  1,641    $    394    $  1,543
Reclamation fund....................................    43,460      43,460      41,542      41,542
Other significant investments.......................    52,523      55,689      83,102      83,102

LIABILITIES:
Company obligated mandatorily redeemable preferred
  securities........................................  $ 65,000    $ 63,206    $ 65,000    $ 69,160
Long-term debt (including due within one year)......   677,467     655,652     794,621     829,870

The following methods and assumptions were used to estimate fair value:

    - Investments in independent power projects--The fair value represents our assessment of the present value of net future cash flows embodied in these investments, discounted to reflect current market rates of return.

    - Reclamation fund and other investments--The carrying value of most of the investments approximates fair value as the investments have short maturities or the carrying value equals their cash surrender value. Fair value for the remainder of the investments was estimated based on the discounted value of the future cash flows expected to be received using a rate of return expected on similar current investments.

    - Mandatorily redeemable preferred securities and long-term debt--The fair value was estimated using quoted market rates for the same or similar instruments. Where quotes were not available, fair value was estimated by discounting expected future cash flows using year-end incremental borrowing rates.

NOTE 2--CONTINGENCIES

KERR PROJECT

    A FERC order that preceded our sale of the Kerr Project to PPL Montana required us to implement a plan to mitigate the effect of Kerr Project operations on fish, wildlife, and habitat. To implement this plan, we were required to make payments of approximately $135,000,000 between 1985 and 2020, the term during which we would have been the licensee. The net present value of the total payments, assuming a 9.5 percent annual discount rate, was approximately $57,000,000, an amount we recognized as license costs in plant and long-term debt on the Consolidated Balance Sheet in 1997. A payment of approximately $15,600,000 for the period from 1985 to 1997 was included in this amount. In the sale of the Kerr Project, PPL Montana assumed the obligation to make post-closing license compliance payments; however, we retained the obligation to make payments regarding pre-closing license compliance payments.


    In December 1998 and January 1999, we asked the United States Court of Appeals for the District of Columbia Circuit to review FERC's orders and the United States Department of Interior's conditions contained in them. On September 17, 1999, the court granted the motion of the parties and intervenors to hold up the appeal pending settlement efforts. In December 1999, we, along with PPL

Montana, the United States Department of the Interior, the Confederated Salish and Kootenai Tribes, and Trout Unlimited, in a court-ordered mediation, agreed in principle to settle this litigation.


    A Statement of Agreement containing the principles for settlement of the disputes underlying the appeals was developed in December 1999. It provides that its terms are binding against all parties, with the understanding that the signatory parties will jointly draft additional documents as necessary to establish the terms of the settlement in detail. The parties are currently in the process drafting these documents, but the court's procedure requires that the parties keep the settlement terms confidential. We have paid our settlement payment under the Statement of Agreement into an escrow account. If the parties agree on these additional documents, and if FERC approves, in a final non-appealable order, the settlement terms as reflected in proposed license amendments, we will dismiss the petitions in the court of appeals, and the escrow agent will release the payments to the Tribes. In addition, we will transfer to the Tribes 669 acres of land we own on the Flathead Indian Reservation. If the parties cannot agree upon the additional documents or FERC does not approve the proposed license amendments in the form agreed to by the parties, or if, as a result of the appeal of a FERC order, that order is not final after a specified period, the money will be returned to us, and the litigation will resume. The settlement, subject to the conditions described above, substantially reduces our obligation to pay for fish, wildlife, and habitat mitigation assigned to the pre-closing period in the sale of the Kerr Project.

MISCELLANEOUS

    We are parties to various other legal claims, actions, and complaints arising in the ordinary course of business. We do not expect the conclusion of any of these matters to have a material adverse effect on our consolidated financial position, results of operation, or cash flows.

NOTE 3--COMMITMENTS

PURCHASE COMMITMENTS

ELECTRIC UTILITY


    The Public Utilities Regulatory Policies Act (PURPA) requires a public utility to purchase power from QFs at a rate equal to what it would pay to generate or purchase power. These QFs are power production or co-generation facilities that meet size, fuel use, ownership, and operating and efficiency criteria specified by PURPA. The electric utility has 15 long-term QF contracts with expiration terms ranging from 2003 through 2031 that require us to make payments for capacity and energy received at prices currently above market. Three contracts account for 96 percent of the 101 MWs of capacity provided by these facilities. Montana's Electric Act designates the above-market portion of the QF costs as Competitive Transition Costs (CTCs) and allows for their recovery. For more information about CTCs, see Note 4, "Deregulation and Regulatory Matters."



    The Asset Purchase Agreement dated as of October 31, 1998, and amended
June 29, 1999 and October 29, 1999, with PPL Montana included the assignment of our contract with Basin Electric Power Cooperative to PPL Montana. That contract committed us to purchase 98 MWs of seasonal capacity from Basin from 1994 until November 2010 at prices above current and projected market prices. However, Basin did not release us from that contract. Consequently, if PPL Montana were to default, Basin could hold us liable to perform according to the terms of the contract. Because we believe that PPL Montana will not default, we do not consider this contract our unconditional purchase obligation.

    The Agreement also included two Wholesale Transition Service Agreements (WTSAs), effective December 17, 1999. These agreements enable us to fulfill our obligation to supply power until July 2002 to those customers who will not have chosen another supplier. One agreement commits us to purchase 200 MWs per hour through December 2001, and the other agreement to purchase through June 2002 any power requirements remaining after having received power through the first WTSA, QFs, and Milltown Dam, which we still own and operate. Both agreements price the power sold at a market index, with a monthly floor and an annual cap. Assuming a
7.23 percent discount rate and current load forecasts, the net present value of power purchased under the WTSAs may range from $94,000,000 to $104,000,000 for 2000, $61,000,000 to $69,000,000 for 2001, and $24,000,000 to $27,000,000 for
2002. In accordance with SFAS No. 47, "Disclosure of Long-Term Obligations," we use the lower estimate in the tables below.


NATURAL GAS UTILITY

    The natural gas utility entered into take-or-pay contracts with Montana natural gas producers to provide adequate supplies of natural gas for our utility customers. We currently have six of these contracts, with expirations between 2000 and 2006. If we can supply customers with less expensive natural gas, we purchase the minimum required by the take-or-pay contracts. The cost of purchases through take-or-pay contracts is part of those costs submitted to the PSC for recovery in future rates. Since 1998, the natural gas utility enters only into one-year take-or-pay contracts, because of the uncertainty about the number and timing of customers who will choose another natural gas supplier under Montana's Natural Gas Act.

TRADING AND MARKETING

    Before the sale of our electric generating facilities, MPT&M supplied its customers with power purchased mainly from our generation facilities. Anticipating the sale of those facilities, MPT&M entered into two electric purchase contracts in August 1998. One contract obligates MPT&M to purchase 40 MWs per hour at a fixed rate from October 1999 through May 2001, and the other to purchase 100 MWs per hour of firm capacity and firm energy at 100 percent load factor at a market-indexed rate until August 2001. We sell this power to several large customers with whom we have contracts to supply power at negotiated rates.

OIL AND GAS

    Nonutility oil and natural gas operations have one take-or-pay contract, expiring in 2006, to purchase natural gas, and contracts with pipeline companies, with expiration dates between 2000 and 2013, to provide reserve capacity for natural gas shipments to customers.

    Total payments under these contracts for the prior three years were as follows:

                                        UTILITY                 NONUTILITY
                                 ----------------------   ----------------------
                                 ELECTRIC   NATURAL GAS   ELECTRIC   NATURAL GAS    TOTAL
                                 --------   -----------   --------   -----------   --------
                                                   (THOUSANDS OF DOLLARS)
1999...........................  $ 61,274     $  4,069    $26,076      $ 7,898     $ 99,317
1998...........................    50,611        3,508     15,355        4,454       73,928
1997...........................    44,153        7,554         --        3,289       54,996

    Under the above agreements, the present value of future minimum payments, at a discount rate of 7.23 percent, is as follows:

                                        UTILITY                 NONUTILITY
                                 ----------------------   ----------------------
                                 ELECTRIC   NATURAL GAS   ELECTRIC   NATURAL GAS    TOTAL
                                 --------   -----------   --------   -----------   --------
                                                   (THOUSANDS OF DOLLARS)
2000...........................  $102,050     $  4,023    $24,315      $ 7,647     $138,035
2001...........................    69,752        2,312     10,743        4,661       87,468
2002...........................    32,052        1,945         --        2,200       36,197
2003...........................     7,543          317         --        2,051        9,911
2004...........................     7,317          280         --        1,912        9,509
Remainder......................   106,074          502         --       17,594      124,170
                                 --------     --------    -------      -------     --------
                                 $324,788     $  9,379    $35,058      $36,065     $405,290
                                 ========     ========    =======      =======     ========

COAL

    Northwestern Resources entered into a lignite lease agreement that requires minimum annual payments of overriding royalty that began in 1991 for $1,125,000, adjusted quarterly for inflation. The payments will continue until Northwestern Resources pays the equivalent of $18,750,000, in 1986 dollars. At December 31, 1999, the remaining payments under this agreement were $7,217,000. Under current mine plans, Northwestern Resources should recoup these payments through lignite sales.

    Northwestern Resources also agreed to pay the State of Texas $2,250,000 in May 2000 for a highway relocation that enables it to gain access to lignite under existing leases.

TELECOMMUNICATIONS

    CONSTRUCTION PROJECTS


    In 1999 and 1998, Touch America contracted with Northern Telecom, Inc. (Nortel) to install optical electronic equipment of certain fiber-optic networks. That equipment transmits pulses of laser light through the fiber to increase the rate at which data are transmitted. We expect the installations to be completed in the fourth quarter of 2000 at a cost of $51,800,000 of which $28,300,000 was paid in 1999 and 1998 in the aggregate, and $23,500,000 is scheduled for payment in 2000. In 1999, Touch America also contracted with Nortel to upgrade a telephone switch in the first quarter of 2000 at a cost of $3,000,000. TW Wireless (TWW), a joint venture of Touch America and US WEST Wireless, will lease the switch from Touch America for the life of the venture.



    In October 1999, Touch America entered into a contract to construct a high-speed, fiber-optic network for AT&T Corp. The contract allows Touch America to install its own fiber-optic network at the same time and along the same routed it is constructing the network for AT&T. The network will span more than 4,300 miles and will cover six different routes in the West, Pacific Northwest, Northern Rocky Mountains, and Midwest. The contract contains capped performance incentives if we meet, and capped penalties if we do not meet, aggressive completion targets. The first route is scheduled for completion in the fourth quarter of 2000 and the last route in the second quarter of 2001. We estimate the cost of the project at $500,000,000, of which approximately one-half will be expended in 2000. We expect AT&T and other third parties to reimburse us for approximately 50 percent of the total cost, as stages of the project are completed.

    JOINT VENTURES

    Touch America has entered into strategic alliances to expand its network and increase its revenues. In accordance with the agreements governing these relationships, Touch America is committed to contribute capital at various times.

    In January 2000, Touch America and AEP Communications LLC, a subsidiary of American Electric Power, formed a 50-50 joint venture named America Fiber Touch, LLC (AFT) to connect national and regional fiber-optic networks. The venture's first project is to construct a 330-mile fiber-optic route between St Louis, Missouri, and Plano, Illinois, which makes up the Midwest route of the 4,300 mile build-out discussed above. This Midwest route is scheduled for completion in December 2000, at an estimated cost of $25,000,000, of which Touch America's portion is $12,500,000.

    In August 1999, Touch America and New Century Energies (NCE) formed a 50-50 joint venture named Northern Colorado Telecommunications LLC to provide a full range of telecommunication services, including private-line service, to enterprises in the Denver metropolitan area by the middle of 2000. For the venture, NCE contributed long-term indefeasible rights of use of its existing fiber-optic network in the Denver metropolitan area. Touch America will construct six miles of fiber-optic cable and install optical equipment at an estimated cost of $10,000,000. In 1999, Touch America contributed $1,500,000 to the venture and plans to contribute $7,000,000 in 2000 and $1,500,000 in 2001.

    In 1999, Touch America and Iowa Network Services, Inc. formed Iowa Telecommunications Services, Inc. (ITS). ITS will purchase from a third party 280,422 domestic access lines connected to 296 telephone exchanges in Iowa. Touch America holds a 31 percent interest in ITS, in which Touch America will invest approximately $46,000,000. ITS will fund the purchase of access lines ad telephone exchanges primarily through long-term non-recourse debt, obligating ITS solely. We expect this transaction to close in the second quarter of 2000, subject to the satisfaction of various conditions and receipt of required regulator approvals. In 1999, Touch America loaned ITS $5,000,000 to purchase computers and licenses, and will loan ITS another $5,000,000 for operations at payment scheduled for the first four months of 2000. These notes are payable on demand.

    In August 1999, Touch America and US West Wireless entered into TWW to provide "one number" wireless telephone service in an eight-state region of the Pacific Northwest and Upper Midwest. That service provides a customer with one directory number for cell phone and home or business phone. Touch America holds approximately a 50 percent interest in the venture and will contribute approximately $45,000,000 over the next two years toward construction of TWW's physical infrastructure. Both companies contributed PCS licenses to the venture.


    In November 1999, FTV Communications LLC (FTV), the limited liability company formed by Touch America, Williams Communications, and Enron Broadband Services, began an expansion of regeneration sites along the Portland-to-Las Vegas portion of the fiber-optic route that FTV constructed. FTV expects to complete the project in mid-2000. Touch America's share of the costs will be approximately $3,300,000.


    INVESTMENTS AND ACQUISITIONS

    In January 2000, Touch America agreed to purchase, from Century Tel Inc., 400 route miles of fiber-optic network linking Chicago and Detroit through central and southern Michigan communities for approximately $10,000,000.

    In January 2000, Touch America signed a purchase agreement with Minnesota PCS, LP (MPCS) to acquire a 25 percent interest in MPCS' wireless telephone business, which owns PCS licenses in North Dakota, South Dakota, Minnesota, and Wisconsin. In accordance with the agreement, Touch America expects to make a $2,700,000 equity payment to MPCS and, over the years 2000-2001, will loan it $12,000,000 in interest-bearing notes payable on October 1, 2002. The agreement also obligates Touch America, until 2007, to $7,000,000 in guarantees for loans made to MPCS by the Rural Telephone Financing Corporation. The guarantees are callable only upon MPCS' default.

    On March 13, 2000, Touch America signed and agreement with Qwest to acquire for approximately $190,000,000, subject to certain adjustments, Qwest's wholesale, private-line and long-distance telecommunications services in US West's 14-state region, which covers 250,000 customers for voice, data, and video services with multimedia and high-speed data applications. By this agreement, Touch America will also acquire a fiber-optic network of 1,800 route miles and associated optronics and switches. The network will connect to Touch America's fiber-optic network, and Touch America will offer employment to Qwest's sales agents in the region. We expect this acquisition to close in mid-2000, subject to the satisfaction of various conditions and the receipt of required regulatory approvals.

SALES COMMITMENTS

    Our nonutility oil and natural gas operations have agreed to supply approximately 81 Bcf of natural gas to four co-generation facilities. These contracts have expiration dates between 2005 and 2011. We can supply the remaining natural gas required by these contracts with sufficient proved, developed, and undeveloped reserves and by our control of commitments to sell our production.

    We entered into a contract to sell electricity to an industrial customer at terms that include a fixed price for a portion of the power delivered and an index-based price for another portion. Approximately three years from now, the contract provides that we sell all power to our customer at an index-based price. We have been supplying our customer with power purchased through an index-based contract between MPT&M and a power generator that remains effective through July 2001. Our industrial customer has given us usage estimates that do not exceed the amount of electricity that we are committed to purchase.

    Because the price of power under the index-based purchase contract could exceed the price of power under the fixed-price portion of our sales contract, we are subject to commodity price risk. Due to uncertainties relating to the supply requirements of the sales contract and uncertainties surrounding various arrangements that would allow us to serve the contractual demand, we are unable to determine the effects that this contract ultimately may have on our consolidated financial position, results of operations, or cash flows. We will continue to examine our options and take steps to mitigate the commodity price risk that we face because of our fixed-price sales contract.

    MPT&M has agreements, expiring between December 2000 and December 2002, with four other industrial customers to sell a maximum of approximately 103.8 MWs and a minimum of 59.3 MWs per hour. MPT&M can supply these customers from power purchased through contracts with a power generator discussed above under "Purchase Commitments."

LEASE COMMITMENTS


    In January 2000, we entered into a Lease and Exchange Option Agreement with PF.Net Construction Corp. This agreement is a 20 year lease with options to exchange the leased property at a future date. Under the agreement, Touch America, Inc. will lease approximately 5,900 route miles from PF.Net and PF.Net will lease approximately 4,400 miles of fiber from Touch America, Inc. Prior to commencement of the lease, Touch America, Inc. will prepay $48,500,000 for the difference in route miles. The prepayment will be amortized to expense over the 20-year lease term. As of December 31, 2000, approximately $12,000,000 had been paid.

    On December 30, 1985, we sold our 30 percent share of Colstrip Unit 4 and agreed to lease back our share under a net, 25-year lease with annual payments of approximately $32,000,000. We have been accounting for this transaction as an operating lease. We did not sell this nonutility leasehold interest and its related assets and liabilities and contract obligations to PPL Montana. We have no other material minimum operating lease payments. Capitalized leases are not material and are included in other long-term debt.


    Rental expense for the prior three years, including Colstrip Unit 4, was $59,300,000 for 1999, $58,800,000 for 1998, and $56,600,000 for 1997.


NOTE 4--DEREGULATION AND REGULATORY MATTERS

DEREGULATION

    The electric and natural gas utility businesses in Montana are transitioning to a competitive market in which commodity energy products and related services are sold directly to wholesale and retail customers. Montana's Electric Act, passed in 1997, provides that all customers will be able to choose their electric supplier by July 1, 2002. Montana's Natural Gas Act, also passed in 1997, provides that a utility may voluntarily offer its customers choice of natural gas suppliers and provide open access. Since restructuring is voluntary, no deadline for choice exists.

ELECTRIC

    Through December 1999, approximately 900 electric customers representing more than 1,300 accounts crossing all customer classifications--or approximately 27 percent of our pre-choice electric load--have moved to competitive supply since the inception of customer choice on July 1, 1998. Residential customers were eligible to move to choice during the fourth quarter of 1999. However, the majority of the load associated with our pre-choice electric customers who moved to other suppliers was predominantly industrial and large commercial customers.

    As required by the Electric Act, we filed a comprehensive transition plan with the PSC in July 1997. Initial hearings on the filing began in April 1998, and the issues were separated into two groups: Tier I and Tier II.

    Tier I issues dealt with:

    - Accounting orders;

    - Customer choice for large industrial customers;

    - Pilot programs for the remaining customers; and

    - Standards of conduct for utility and nonutility

    affiliates.

    Tier II issues address:

    - The recovery and treatment of the QF purchase-power contract costs, which are above-market costs;

    - Regulatory assets associated with our electric generating business; and

    - A review of our electric generating assets sale, including the treatment of sale proceeds in excess of the book value of the assets and other generation-related transition costs.

    In June 1998, the PSC rendered an order on Tier I issues, and on July 1, 1999, we filed a case with the PSC to resolve Tier II issues. We will update our Tier II filing as a result of the closing of the sale of our electric generating assets, but we do not expect an order from the PSC until late 2000.

    With deregulation and the resulting competition, certain generation and power supply-related costs become stranded, or unrecoverable, absent recovery from customers as a transition cost. CTCs are generation and power supply-related costs that we incurred in the regulated environment with the expectation that we would recover these costs from our customers well into the future. Included within the CTCs are the following: (1) generation-related regulatory assets, (2) utility owned generation and other purchase-power contracts, and (3) our purchase-power contracts with the QFs. We are evaluating options with respect to the QF contracts to minimize costs and are working on a number of potential buy-out agreements. The owners of the QF contracts must approve any agreements related to the contracts. In addition, the PSC must approve future cost recovery. The Electric Act allows us to issue transition bonds to refinance CTCs.


    In the implementation of our comprehensive transition plan, we have initiated litigation in Montana District Court in Butte seeking reversal of a PSC decision regarding our ability to use tracking mechanisms to ensure fair and accurate recovery of above-market QF costs and certain other transition costs. In an order issued as part of its consideration of our transition plan, the PSC concluded that the Electric Act does not provide for tracking mechanisms and that transition costs must be mitigated and determined as a final matter in that transition filing. In the litigation, we also are seeking court clarification on whether the Electric Act authorized a rate freeze, which means that rates cannot change or a rate cap, which means that rates cannot increase more than a certain level, during the transition period that ends July 1, 2002. The PSC has concluded that the Electric Act authorized a rate cap, but we disagree with this interpretation.


NATURAL GAS

    Through December 1999, approximately 240 natural gas customers with annual consumption of 5,000 Dkt or more--or 52 percent of our pre-choice natural gas supply load--have chosen alternate suppliers since the transition to a competitive natural gas environment began in 1991.

    In accordance with a 1997 PSC order, we transferred substantially all of our natural gas utility's production assets to unregulated affiliates in 1997 at an agreed-upon amount, which was approximately $33,600,000 lower than the book value of the assets. As a component of CTCs, the PSC is allowing us to recover from our transportation and distribution customers (a) this $33,600,000 difference between transfer value and book value, and (b) approximately $25,400,000 of existing regulatory assets related to the natural gas production assets. In 1998, we issued $62,700,000 in transition bonds to refinance the CTCs for the benefit of customers. The transition bonds will be retired over 15 years through rate revenues established in accordance with Montana's Natural Gas Act. The amortization of the assets is proportionate to the repayment of principal on the bonds, resulting in no net income statement impact. The transition plan also includes a fixed-price supply contract until July 1, 2002 between our unregulated gas supply operations and our regulated distribution operations to serve the remaining customers who have not chosen other suppliers.

REGULATORY MATTERS

    Milltown Dam and our electric transmission operations remain subject to FERC and PSC regulation, and the PSC regulates our electric distribution operations.

    As a Hinshaw pipeline (interstate pipeline exempt from FERC jurisdiction), our natural gas transportation pipelines are not subject to FERC jurisdiction. However, we conduct interstate transportation subject to FERC jurisdiction, through an exception of our Hinshaw status. Presently, FERC has allowed the PSC to set the rates for this interstate service. Our natural gas distribution and storage operations remain subject to PSC regulation. In addition, the Alberta Energy and Utilities Board, the National Energy Board of Canada, and the United States Department of Energy all must approve the importing of Canadian natural gas.

    As a public utility, we also are subject to PSC jurisdiction when we issue, assume, or guarantee securities, or when we create liens on our properties.

ELECTRIC

    FERC

    On March 30, 1998, we filed a request with FERC to increase our open-access transmission rates and the rates for bundled wholesale electric service to two rural electric cooperatives. FERC approved an interim increase in rates charged for transmission service, pending final approval in 2000.

    In January 1999, we reached a rate settlement with one of the cooperatives, resulting in an immaterial increase in rates for bundled wholesale electric service. This cooperative moved to another supplier in December 1999.

    In March 1999, we reached a separate settlement with the other cooperative. Rates did not change as a result of the settlement. The cooperative was able to retain its right to continue with its separate rate-reduction complaint. We agreed to assist the cooperative in moving to choice when its full-service wholesale contract expires in exchange for its agreement to withdraw the rate-reduction complaint. This cooperative will move to another supplier in June 2000.

    Finally, on March 11, 1999, we reached a settlement on open-access transmission rates. This settlement increased transmission rates by approximately $4,300,000, which had a positive effect on the results of our transmission operations.

    We will also pursue, through new FERC proceedings, recovery of the transition costs associated with serving both of the wholesale electric cooperatives to correspond with our transition-costs recovery proceedings in Montana.

    PSC


    The Electric Act established a rate cap for all electric customers, meaning that transmission and distribution rates cannot be increased until July 1, 2000. In January 2000, we filed a voluntary rate reduction with the PSC for approximately $16,700,000 annually, which we would implement by using the sales proceeds in excess of the book value from the recent generation sale. The reduction is effective on an interim basis pending PSC review of our Tier II filing. For additional information on the generation sale, see Note 5, "Sale of Electric Generating Assets."


NATURAL GAS

    On August 12, 1999, we filed a natural gas rate docket with the PSC requesting, among other matters, an increase in annual revenues of $15,400,000, with a proposed interim increase of $11,500,000. The filing also proposes:

    - An alternative rate plan;

    - "Trackers" to reflect property taxes and replacement facilities in rates on a more timely basis;

    - A change in the allocation of costs to customer classes; and

    - Rate-design changes that include recovery of distribution charges through a fixed monthly system charge.

    On December 9, 1999, the PSC approved an interim increase of $7,600,000 regarding the natural gas rate docket discussed above. Since then, we negotiated a settlement with a group of intervenors concerning this natural gas rate filing. The settlement allows for an increase of annual revenues of $10,300,000, which includes the interim increase of $7,600,000. The PSC will discuss the settlement at a working session in March 2000. If the settlement is acceptable, the rates will be implemented shortly thereafter.

    On November 17, 1999, we filed a second natural gas rate docket with the PSC requesting recovery of costs associated with tracking gas costs annually. Approval by the PSC would result in an increase in annual revenues of $4,800,000. On December 9, 1999, the PSC approved an interim increase for this amount until we receive the final order, which we expect by mid-2000.

NOTE 5--SALE OF ELECTRIC GENERATING ASSETS

ASSETS SOLD


    On December 17, 1999, in accordance with the Agreement, we sold to PPL Montana substantially all of our electric generating assets and related contracts. We also sold an immaterial amount of associated transmission assets, totaling less than 40 miles. This included 11 of our 12 hydroelectric facilities; a storage reservoir; a coal-fired thermal generating plant at Billings, Montana; all of our interest in three coal-fired thermal generating plants at Colstrip, Montana; and other related assets, including inventories associated with the power plants. The total gross capacity of the hydroelectric facilities and coal-fired thermal generating plants sold to PPL Montana was 1,314.5 MWs.


    The asset sale did not include the Milltown Dam near Missoula, Montana (gross capacity of 3 MWs) or any of our QF purchase-power contracts. It also did not include our leased share of the Colstrip Unit 4 generation or transmission assets.


    In the sale of these assets, we generally retained all pre-closing obligations, and PPL Montana assumed all post-closing obligations. However, with respect to environmental liabilities, PPL Montana assumed all pre-closing, subject to the indemnification provisions discussed below, and post-closing environmental liabilities associated with the purchased assets, with three exceptions for pre-closing liabilities:


    - Payment of fines or penalties imposed by regulatory authorities related to pre-closing activity;

    - Liability for pre-closing "off-site" activity, such as transportation, disposal, or storage of hazardous material; and

    - Remediation costs of any silts behind the Thompson Falls Dam related to pre-closing activity.

    We agreed to indemnify PPL Montana from losses arising from pre-closing environmental conditions. The indemnity for required remediation of pre-closing conditions, whether known or unknown at the closing, is limited to:


    - 50 percent of the loss. Our share of this indemnity obligation at the Colstrip Project is limited to our pro-rata share of this 50 percent based on our pre-sale ownership share.


    - A two-year period after closing for unknown conditions. The indemnity for required remediation of pre-closing conditions known at the time of the closing continues indefinitely.

    - An aggregate amount no greater than 10 percent of the purchase price paid for the assets.

    We do not expect this indemnity obligation to have a material adverse effect on our consolidated financial position, results of operations, or cash flows. We have accrued the estimated amount of the potential liability associated with these retained obligations.

CASH PROCEEDS


    The cash proceeds received for the sale of the assets, including pro-rated adjustments for such items as property taxes, was approximately $758,600,000, including approximately $1,000,000 received in 2000. Our transaction costs to complete the sale amounted to approximately $12,100,000.


    At December 31, 1999, we recorded approximately $219,700,000 as net proceeds in excess of the book value, based on net cash proceeds of $746,500,000 less
(1) approximately $497,300,000 book value of the assets sold and
(2) approximately $29,500,000 of previously flowed-through tax benefits. We also recorded an income tax liability of approximately $164,100,000, based on the net proceeds less the tax basis of the assets sold.

    As part of our Tier II filing, we plan to deduct from the regulatory liabilities approximately $39,300,000 of other generation-related transition costs and approximately $64,600,000 of regulatory asset transition costs. The other generation-related transition costs consist mainly of SG&A costs and costs to retire debt. The regulatory asset transition costs consist mainly of capitalized conservation costs and carrying charges associated with Colstrip Unit 3.

    PPL Montana also agreed to purchase 1,058 MWs of additional gross capacity in Colstrip, Montana from Puget and Portland General. Pursuant to the terms of the Agreement with PPL Montana, we would receive an additional $152,000,000 from PPL Montana, for added value, if Puget and Portland General both close their transactions. The added value would arise from the controlling interest in the Colstrip Units that PPL Montana would hold, as a result of the combination of our former assets with those of Puget or Portland General. However, if only Puget or Portland General--but not both--closes its respective transaction, we will receive only $117,000,000 from PPL Montana rather than $152,000,000. If neither Puget or Portland General closes its transaction, the Agreement provides that, subject to the receipt of required regulatory approvals, PPL Montana will purchase the portion of our 500-kilovolt Colstrip transmission system not associated with Colstrip Unit 4. Our sales proceeds from PPL Montana for these properties would be $97,100,000.

    During February 2000, the Oregon Public Utility Commission indicated that it would deny Portland General's request to sell its ownership interest in Colstrip Units 3 and 4 to PPL Montana.

EFFECT ON 1999 EARNINGS

    The asset sale positively affected our electric utility's 1999 earnings through the reversal of approximately $3,000,000 (after taxes) in interest expense recorded in prior years relating to Kerr Project liabilities and through recognition of approximately $10,000,000 in ITC's.

USE OF PROCEEDS


    We have used a portion of the net cash proceeds received, less the sale proceeds in excess of the book value, for the following general corporate purposes:


    - Funding utility and nonutility projects, including those involving expansion of Touch America;

    - Reducing debt; and

    - Purchasing shares of our common stock.

    For additional information on the purchase of shares of common stock and the reduction of debt, see Note 7, "Common Stock," and Note 10, "Long-Term Debt."

NOTE 6--INCOME TAX EXPENSE

    Income before income taxes was as follows:

                                                    YEAR ENDED DECEMBER 31
                                                ------------------------------
                                                  1999       1998       1997
                                                --------   --------   --------
                                                    (THOUSANDS OF DOLLARS)
Income from continuing operations:
  United States...............................  $128,084   $192,059   $125,554
  Other countries.............................     1,167        480        607
                                                --------   --------   --------
                                                 129,251    192,539    126,161
Income from discontinued operations...........    65,158     51,255     64,341
                                                --------   --------   --------
                                                $194,409   $243,794   $190,502
                                                ========   ========   ========

    The provision for income taxes differs from the amount of income tax that would result by applying the applicable United States statutory federal income tax rate to pretax income because of the following differences:

                                                       YEAR ENDED DECEMBER 31
                                                   ------------------------------
                                                     1999       1998       1997
                                                   --------   --------   --------
                                                       (THOUSANDS OF DOLLARS)
Computed "expected" income tax expense...........  $68,043    $85,328    $66,675
Adjustments for tax effects of:
  Statutory depletion............................   (3,440)    (4,156)    (2,891)
  Tax credits....................................  (25,775)    (4,722)   (11,645)
  State income tax, net..........................    4,545      7,393      7,147
  Reversal of utility book/tax depreciation......    5,318      2,784      5,636
  Other..........................................   (4,628)    (8,453)    (3,052)
                                                   -------    -------    -------
Actual income tax expense........................  $44,063    $78,174    $61,870
                                                   =======    =======    =======

    Income tax expense as shown on the Consolidated Statement of Income consists of the following components:

                                                      YEAR ENDED DECEMBER 31
                                                  ------------------------------
                                                    1999       1998       1997
                                                  --------   --------   --------
                                                      (THOUSANDS OF DOLLARS)
Current:
  United States.................................  $293,319   $88,233    $36,680
  Canada........................................     1,710     1,212        994
  Other countries...............................        30        --      3,684
  State.........................................    53,858    13,462      9,835
                                                  --------   -------    -------
                                                   348,917   102,907     51,193
                                                  --------   -------    -------
Deferred:
  United States.................................  (267,958)  (20,331)     6,491
  Canada........................................     9,930    (1,851)     2,802
  State.........................................   (46,826)   (2,551)     1,384
                                                  --------   -------    -------
                                                  (304,854)  (24,733)    10,677
                                                  --------   -------    -------
                                                    44,063    78,174     61,870
Less:
  Income tax expense attributable to
    discontinued operations.....................    13,233    11,331     13,285
                                                  --------   -------    -------
  Income tax expense attributable to continuing
    operations..................................  $ 30,830   $66,843    $48,585
                                                  ========   =======    =======

    Deferred tax liabilities (assets) are comprised of the following:

                                                                DECEMBER 31
                                                          -----------------------
                                                             1999         1998
                                                          ----------   ----------
                                                          (THOUSANDS OF DOLLARS)
Plant related...........................................   $321,383     $403,832
Investment in nonutility generation projects............      6,171        7,132
Other...................................................     44,520       35,344
                                                           --------     --------
  Gross deferred tax liabilities........................    372,074      446,308
                                                           --------     --------
Coal reclamation........................................    (48,096)     (47,487)
Amortization of gain on sale/leaseback..................    (11,649)     (12,755)
Deferred revenues.......................................   (103,578)          --
Investment tax credit amortization......................    (14,055)     (21,833)
Other...................................................   (204,152)     (59,082)
                                                           --------     --------
  Gross deferred tax assets.............................   (381,530)    (141,157)
                                                           --------     --------
  Net deferred tax (assets) liabilities.................     (9,456)     305,151
  Less current deferred tax assets -- net...............    (18,303)     (18,755)
                                                           --------     --------
Total noncurrent deferred tax liabilities...............   $  8,847     $323,906
                                                           ========     ========

    The change in net deferred tax liabilities differs from current year deferred tax expense as a result of the following:

                                                            THOUSANDS OF DOLLARS
                                                            --------------------
Change in noncurrent deferred tax.........................        $(315,059)
Regulatory assets related to income taxes.................           61,182
Current deferred tax assets -- net........................              452
Amortization of investment tax credits....................          (21,732)
Other.....................................................          (29,697)
                                                                  ---------
  Deferred tax expense....................................        $(304,854)
                                                                  =========

NOTE 7--COMMON STOCK

STOCK SPLIT

    On June 22, 1999, the Board of Directors approved a two-for-one split of our outstanding common stock. As a result of the split, which was effective
August 6, 1999, for all shareholders of record on July 16, 1999, 55,099,015 outstanding shares of common stock were converted to 110,198,030 outstanding shares of common stock. We have retroactively applied the split to all periods presented.

SHARE REPURCHASE PROGRAM


    In 1998, the Board of Directors authorized a share-repurchase program over the next five years to repurchase up to 20,000,000 shares, approximately
18 percent of our then outstanding common stock, on the open market or in privately negotiated transactions. As of December 31, 1999, we had 105,536,873 common shares outstanding. The number of shares to be purchased and the timing of the purchases will be based on the level of cash balances, general business conditions, and other factors, including alternative investment opportunities.


    As a result of this authorization, we entered into a Forward Equity Acquisition Transaction (FEAT) program with a bank that committed to purchase on our behalf up to 5,000,000 shares, but not to exceed $125,000,000. On
November 12, 1999, we amended the FEAT program to increase the monetary limit to $200,000,000. The expiration date of the program is October 31, 2000. Until that date, when all transactions must be settled, we can elect to fully or partially settle either on a full physical (cash) or a net share basis. A full physical settlement would be the purchase of shares from the bank for cash at the bank's average purchase price, including interest costs less dividends. A net share settlement would be the exchange of shares between the parties so that the bank received shares with value equivalent to its original purchase price, including interest costs less dividends. Only at the time that the transactions are settled can our capital or outstanding stock be affected, and settlement has no effect on results of operations.

    Since the FEAT program began and through December 23, 1999, the bank had acquired for us 4,682,100 shares of our stock. The purchase of these shares averaged approximately $30.94 per share and ranged from $27.05 per share to $33.52 per share for a total cost of $144,872,000. On December 23, 1999, we used proceeds from the sale of our generation assets to effect a full physical settlement for that amount. We have reflected the shares purchased as treasury stock on the Consolidated Balance Sheet. As of December 31, 1999, no additional shares had been acquired under the program.

SHAREHOLDER PROTECTION RIGHTS PLAN

    We have a Shareholder Protection Rights Plan (SPRP) that provides one preferred share purchase right on each outstanding common share. Each purchase right entitles the registered holder, upon the occurrence of certain events, to purchase from us one one-hundredth of a share of Participating Preferred Shares, A Series, without par value. If it should become exercisable, each purchase right would have economic terms similar to one share of common stock. The purchase rights trade with the underlying shares and will, except under certain circumstances described in the SPRP, expire on June 6, 2009, unless redeemed earlier or exchanged by us.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

    Our Dividend Reinvestment and Stock Purchase Plan permits participants to:
(a) acquire additional shares of common stock through the reinvestment of dividends on all or any specified number of common and/or preferred shares registered in their own names, or through optional cash payments of up to $60,000 per year; and (b) deposit common and preferred stock certificates into their Plan accounts for safekeeping. It also allows for other interested investors (residents of certain states) to make initial purchases of common shares with a minimum of $100 and a maximum of $60,000 per year.

RETIREMENT SAVINGS PLAN

    We have a Retirement Savings Plan that covers all regular eligible employees. We contribute, on behalf of the employee, a matching percentage of the amount contributed to the Plan by the employee. In 1990, we borrowed $40,000,000 at an interest rate of 9.2 percent to be repaid in equal annual installments over 15 years. The proceeds of the loan were lent on similar terms to the Plan Trustee, which used the proceeds to purchase 3,844,594 shares of our common stock. Shares acquired with loan proceeds are allocated to Plan participants. The loan, which is reflected as long-term debt, is offset by a similar amount in common shareholders' equity as unallocated stock. Our contributions plus the dividends on the shares held under the Plan are used to meet principal and interest payments on the loan with the Plan Trustee. As principal payments on the loan are made, long-term debt and the offset in common shareholders' equity are both reduced. At December 31, 1999, 2,500,678 shares had been allocated to the participants' accounts. We recognize expense for the Plan using the Shares Allocated Method, and the pretax expense was $4,890,000, $4,923,000, and $5,194,000 for 1999, 1998, and 1997, respectively.

LONG-TERM INCENTIVE PLAN

    Under the Long-Term Incentive Plan, we have issued options to our employees. Options issued to employees are not reflected in balance sheet accounts until exercised, at which time:

    (1) authorized, but unissued shares are issued to the employee;

    (2) the capital stock account is credited with the proceeds;

    (3) no charges or credits to income are made.

    Options were granted at the average of the high and low prices as reported on the New York Stock Exchange composite tape on the date granted and expire ten years from that date.

    On December 31, 1999, restrictions were removed on the remaining shares of restricted stock issued in 1994 under the Long-Term Incentive Plan. During 1999, a grant of 12,000 shares of restricted stock was issued to an individual. The award is subject to forfeiture or proration if the individual should terminate employment. Earned awards are reflected as common stock on the Consolidated Balance Sheet and as compensation expense in the Consolidated Statement of Income over the period of required employment. At December 31, 1999, 12,000 shares of restricted stock remained.

    Option activity is summarized below:

                                     1999                   1998                   1997
                             --------------------   --------------------   --------------------
                                         WTD AVG                WTD AVG                  WTD
                                         EXERCISE               EXERCISE               EXERCISE
                              SHARES      PRICE      SHARES      PRICE      SHARES      PRICE
                             ---------   --------   ---------   --------   ---------   --------
Outstanding, beginning of
  year.....................  2,548,094    $22.71    1,081,330    $11.00    1,389,608    $10.95
  Granted..................    919,510     32.14    2,234,658     24.50           --        --
  Exercised................     88,857     10.83      702,562     11.25      251,506     10.73
  Cancelled................     98,422     24.08       65,332     13.47       56,772     11.01
                             ---------    ------    ---------    ------    ---------    ------
Outstanding, end of year...  3,280,325    $25.63    2,548,094    $22.71    1,081,330    $11.00
                             =========    ======    =========    ======    =========    ======

    Shares under option at December 31, 1999, are summarized below:

                                                    EXERCISE   EXERCISE              EXERCISE
                                         SHARES      PRICE       LIFE      SHARES     PRICE
EXERCISE PRICE RANGE                    ---------   --------   --------   --------   --------
$10.81 to $11.31......................    271,779    $11.06      5 yrs    271,779     $11.06
$18.00 to $19.17......................    488,000     18.56      8 yrs     12,000      18.00
$26.53 to $27.56......................  1,981,814     26.73      9 yrs         --         --
$35.36................................    538,732     35.36     10 yrs         --         --
                                        ---------                         -------
                                        3,280,325                         283,779
                                        =========                         =======


    As permitted by SFAS No. 123, "Accounting for Stock-Based Compensation," we have elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees"
(APB 25) and related interpretations in accounting for our employee stock options. Under APB 25, because the exercise price of the employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized. Disclosure of pro-forma information regarding net income and earnings per share is required by SFAS No. 123. This information has been determined as if we had accounted for our employee stock options under the fair value method of that statement. The weighted-average fair value of options granted in 1999 and 1998 was $7.03 and $7.12 per share, respectively. We employed the binomial option-pricing model to estimate the fair value of each option grant on the date of grant. We used the following weighted-average assumptions for grants in 1999 and 1998, respectively: (1) risk-free interest rate of 6.35 percent and 5.08 percent; (2) expected life of 9.8 and 10 years; (3) expected volatility of 24.92 percent and 19.34 percent; and (4) a dividend yield of 5.97 percent and 6.51 percent. Had we elected to use SFAS
No. 123, compensation expense would have increased $5,280,000 in 1999, $795,000 in 1998, and $195,000 in 1997. The 1999 pro-forma net income would be $143,456,000 with basic earnings per common share of $1.31 and diluted earnings per common share of $1.30. The 1998 and 1997 compensation expense effects on net income and earnings per share are not significant.


NOTE 8--PREFERRED STOCK

    We have 5,000,000 authorized shares of preferred stock. We cannot declare or pay dividends on our common stock while we have not either declared and set apart cumulative dividends or paid dividends on any of our preferred stock.

    Our preferred stock is in three series as detailed in the following table:

                                                     SHARES ISSUED AND       THOUSANDS OF
                                      STATED AND        OUTSTANDING             DOLLARS
                                      LIQUIDATION   -------------------   -------------------
SERIES                                  PRICE*        1999       1998       1999       1998
------                                -----------   --------   --------   --------   --------
$6.875..............................    $   100     360,800    360,800    $36,080    $36,080
6.00................................        100     159,589    159,589     15,959     15,959
4.20................................        100      60,000     60,000      6,025      6,025
Discount............................                     --         --       (410)      (410)
                                        -------     -------    -------    -------    -------
                                                    580,389    580,389    $57,654    $57,654
                                        =======     =======    =======    =======    =======
*Plus accumulated dividends.

    We have the option of redeeming our preferred stock with the consent or affirmative vote of the holders of a majority of the common shares on 30 days notice at $110 per share for our $6.00 series and $103 per share for our $4.20 series, plus accumulated dividends. Our $6.875 series is redeemable in whole or in part, at any time on or after November 1, 2003, for a price beginning at $103.438 per share, which decreases annually through October 2013. After that time, the redemption price is $100 per share.

NOTE 9--COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF SUBSIDIARY TRUST

    We established Montana Power Capital I (Trust) as a wholly owned business trust to issue common and preferred securities and hold Junior Subordinated Deferrable Interest Debentures (Subordinated Debentures) that we issue. At December 31, 1999 and 1998, the Trust has issued 2,600,000 units of
8.45 percent Cumulative Quarterly Income Preferred Securities, Series A (QUIPS). Holders of the QUIPS are entitled to receive quarterly distributions at an annual rate of 8.45 percent of the liquidation preference value of $25 per security. The sole asset of the Trust is $67,000,000 of our Subordinated Debentures, 8.45 percent Series due 2036. The Trust will use interest payments received on the Subordinated Debentures that it holds to make the quarterly cash distributions on the QUIPS.

    On or after November 6, 2001, we can wholly redeem the Subordinated Debentures at any time, or partially redeem the Subordinated Debentures from time to time. We can also wholly redeem the Subordinated Debentures if certain events occur before that time. Upon repayment of the Subordinated Debentures at maturity or early redemption, the Trust Securities must be redeemed. In addition, we can terminate the Trust at any time and cause the pro rata distribution of the Subordinated Debentures to the holders of the Trust Securities.

    Besides our obligations under the Subordinated Debentures, we have agreed to certain Back-up Undertakings. We have guaranteed, on a subordinated basis, payment of distributions on the Trust Securities, to the extent the Trust has funds available to pay such distributions, and we have agreed to pay all of the expenses of the Trust. Considered together with the Subordinated Debentures, the Back-up Undertakings constitute a full and unconditional guarantee of the Trust's obligations under the QUIPS. We are the owner of all the common securities of the Trust, which constitute 3 percent of the aggregate liquidation amount of all the Trust Securities.

NOTE 10--LONG-TERM DEBT


    The Mortgage and Deed of Trust imposes a first mortgage lien on all physical properties owned, exclusive of subsidiary company assets and certain property and assets specifically excepted. The obligations collateralized are First Mortgage Bonds, including those First Mortgage Bonds designated as Secured Medium-Term Notes and those securing Pollution Control Revenue Bonds.


    Long-term debt consists of the following:

                                                                DECEMBER 31
                                                          -----------------------
                                                             1999         1998
                                                          ----------   ----------
                                                          (THOUSANDS OF DOLLARS)
First Mortgage Bonds:
  7.7% series, due 1999.................................         --     $ 55,000
  7 1/2% series, due 2001...............................   $ 25,000       25,000
  7% series, due 2005...................................     50,000       50,000
  8 1/4% series, due 2007...............................     55,000       55,000
  8.95% series, due 2022................................     50,000       50,000
  Secured Medium-Term Notes-maturing 2000-2025
    7.20%-8.11%.........................................     88,000       88,000
  Pollution Control Revenue Bonds:
    City of Forsyth, Montana
      6 1/8% series,due 2023............................     90,205       90,205
      5.9% series, due 2023.............................     80,000       80,000
Natural Gas Transition Bonds -- 6.20%, due 2012.........     61,015       62,700
ESOP Notes Payable -- 9.2%, due 2004....................     19,431       22,392
Unsecured Medium-Term Notes:
  Series A -- maturing 1999-2022 8.68%-8.9%.............     17,000       19,500
  Series B -- maturing 2001-2026 6.37%-7.96%............    100,000      115,000
Revolving Credit Agreements.............................     17,502       14,241
Other...................................................     28,111       71,779
Unamortized Discount and Premium........................     (3,797)      (4,196)
                                                           --------     --------
                                                            677,467      794,621
Less: Portion due within one year.......................     58,955       96,292
                                                           --------     --------
                                                           $618,512     $698,329
                                                           ========     ========

    On February 1, 1999, we used the proceeds from asset-backed securities issued by the special purpose entity (SPE) discussed below to retire $55,000,000 of our 7.7 percent First Mortgage Bonds.

    The electric and natural gas legislation discussed in Note 4, "Deregulation and Regulatory Matters," authorized the issuance of transition bonds. These securitization bonds involve the issuance of a non-recourse debt instrument. The bonds are repaid through, and secured by, a specified component of future revenues meant to recover the regulatory assets, thereby reducing the credit risk of the securities. This specific component of revenues is referred to as a CTC. An April 1998 PSC Financing Order relating to natural gas approved the issuance of up to $65,000,000 of such bonds. In December 1998, we issued $62,700,000 of 6.2 percent bonds. We will retire the bonds at six-month intervals from September 15, 1999, through March 15, 2012. Retirements are in varying amounts depending on revenues collected from customers. We established an SPE, which is a wholly owned subsidiary, to issue the bonds. At December 31, 1999, approximately $61,015,000 was outstanding, of which approximately $2,600,000 was classified as due within one year on the Consolidated Balance Sheet.

    Although the bonds were issued by an SPE and are without recourse to our general credit, the bonds are shown as debt on the Consolidated Balance Sheet. Similarly, the right to receive the revenues pledged to secure the bonds is a specific right of the SPE and not of Montana Power's. However, as a wholly owned subsidiary, the SPE's revenues and expenses are shown as revenues and expenses in the Consolidated Statement of Income. Due to the regulatory mechanism for recognizing the operations of the SPE, including the amortization of the regulatory assets, we do not expect it to have a material effect on our consolidated financial position, results of operations, or cash flows.

    To ensure that collections by the SPE are neither more nor less than the amount necessary to pay interest, principal, and other related issuance costs, we are required to file for periodic adjustments, or reconciliations, to the annual amounts to be collected by the SPE. The PSC is required to approve these adjustments.

    We retired at maturity $2,500,000 of 8.90 percent Series A Unsecured Medium-Term Notes (MTNs) on October 1, 1999.

    On September 3, 1999, we retired $10,000,000 of our 7.875 percent Series B Unsecured MTNs due December 23, 2026. We retired an additional $5,000,000 of these MTNs on October 13, 1999.


    Altana Exploration Ltd., a wholly owned Canadian subsidiary, purchased the stock of a Canadian company for approximately $26,500,000 (United States dollars) in December 1997. We arranged financing for the purchase through an Extendible Revolving Term Credit agreement between Altana and the Royal Bank of Canada. The maximum amount of credit available under this agreement is $28,000,000 in Canadian dollars. At December 31, 1999 and 1998, the United States dollar amounts outstanding under the agreement were $17,502,000 ($24,259,000 Canadian dollars) and $14,241,000 ($21,796,000 Canadian dollars), respectively. These amounts are included in "Revolving Credit Agreements" in the table above. Interest under the agreement is calculated on the Royal Bank's prime rate that ranged from 6.25 percent to 6.75 percent during 1999.



    In April 1997, we entered into a $160,000,000 Revolving Credit Agreement for some of our nonutility operations. Under the terms of the Credit Agreement, the amount of the facility decreased on March 31, 1998, reducing the borrowing ability to $100,000,000. This Credit Agreement terminates on April 4, 2000, and all outstanding borrowings must be repaid on this date. Fixed or variable interest rate options are available under the Credit Agreement with facility fees or commitment fees on the unused portions.


    As discussed in Note 2, "Contingencies," we recorded long-term debt of approximately $57,000,000 regarding the Kerr mitigation in June 1997. This amount represented the net present value of future costs to be paid over the life of the license. With the sale of the generating assets, payments after the sale date are no longer our responsibility. Therefore, we reduced debt on the sale date to approximately $24,300,000. On December 30, 1999, we paid approximately $14,100,000 of this amount. We included the remaining $10,200,000 in "Other" in the table above, and it is classified as due within one year on the Consolidated Balance Sheet at December 31, 1999. The final payment for $10,200,000 occurred on January 3, 2000.

    Scheduled debt repayments for the five years ending December 31, 2004, on the long-term debt outstanding at December 31, 1999, amount to: $59,000,000 in 2000; $94,000,000 in 2001; $9,000,000 in 2002; $42,000,000 in 2003; $9,000,000
in 2004; and $464,000,000 thereafter. However, as part of the Tier II rate filing discussed in Note 4, "Deregulation and Regulatory Matters," we indicated our intention to retire approximately $266,000,000 of long-term debt. We estimate that the expenses associated with these retirements will be approximately $20,000,000. As discussed above, we have already repurchased $15,000,000 of our 7.875 percent Series B Unsecured MTNs due December 23, 2026. In addition, we repurchased $5,000,000 of 7.25 percent Secured MTNs due
January 19, 2024, and $7,000,000 of 8.68 percent Unsecured Series A MTNs due February 7, 2022, in January of 2000. We plan to retire additional long-term debt throughout 2000.

NOTE 11--SHORT-TERM BORROWING

    We have short-term borrowing facilities with commercial banks that provide both committed and uncommitted lines of credit and the ability to sell commercial paper. Bank borrowings either bear interest at the lender's floating base rate and may be repaid at any time, or have fixed rates of interest and maturities. Commercial paper has fixed rates of interest and maturities.

    At December 31, 1999, we had lines of credit consisting of $210,000,000 committed and $95,000,000 uncommitted. Facility fees or commitment fees on the committed lines of credit are not significant. We have the ability to issue up to $145,000,000 of commercial paper based on the total of unused committed lines of credit and revolving credit agreements.

    At December 31, 1999, we had no short-term obligations. At December 31, 1998, we had notes payable to banks for $40,000,000 at 5.87 percent interest and commercial paper issued for $29,820,000 at 6.04 percent interest.

NOTE 12--RETIREMENT PLANS

    We maintain trusteed, noncontributory retirement plans covering substantially all of our employees. Prior to 1998, our retirement benefits are based on salary, years of service, and social security integration levels. In 1998, we amended our retirement plan's benefit provisions. Our retirement benefits are now based on salary, age, and years of service.

    Our plan assets consist primarily of domestic and foreign corporate stocks, domestic corporate bonds, and United States Government securities.

    We also have an unfunded, nonqualified benefit plan for senior management executives and directors. In December 1998, we froze the benefits earned and curtailed the plan and accrued approximately $4,300,000 of expense in accordance with SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans."

    As a result of the sale of our electric generating assets to PPL Montana, 454 participants related to electric generation operations were curtailed from the retirement plan and approximately $22,700,000 in assets were transferred from the retirement plan trust. Pursuant to the agreement, an estimated $3,100,000 of assets will be transferred to the PPL trust when the calculation is finalized in 2000. In accordance with SFAS 88, we calculated a curtailment gain of approximately $4,100,000 and a settlement gain of approximately $7,800,000. Due to regulatory accounting treatment, the gains were recorded as regulatory liabilities or offsets to regulatory assets, resulting in no income statement impact.

    Together with the majority of our subsidiaries, we also provide certain health care and life insurance benefits for eligible retired employees. The plan assets consist primarily of domestic and foreign corporate stocks, domestic corporate bonds, and United States Government securities. The PSC allows us to include in rates all utility Other Postretirement Benefits costs on the accrual basis provided by SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions."

    We also have a voluntary retirement savings plan in conjunction with our retirement plans. We make matching contributions, including shares from a leveraged Employee Stock Ownership Plan arrangement and shares purchased on the open market. For costs associated with these plans, see Note 7, "Common Stock."

    The following tables provide a reconciliation of the changes in the plans' benefit obligations and fair value of assets over the two-year period ending December 31, 1999, and a statement of the funded status as of December 31 of both years:

                                        PENSION BENEFITS       OTHER BENEFITS
                                       -------------------   -------------------
                                         1999       1998       1999       1998
                                       --------   --------   --------   --------
                                                (THOUSANDS OF DOLLARS)
Change in benefit obligation:
  Benefit obligation at January 1....  $273,401   $247,903   $ 24,512   $22,191
  Service cost on benefits earned....     8,724      8,170        844       776
  Interest cost on projected benefit
    obligation.......................    19,529     18,289      1,776     1,665
  Plan amendments....................     8,578      8,387         --        --
  Actuarial (gain)/loss..............   (32,712)     5,878       (502)    2,149
  Curtailments.......................     2,149
  Settlements........................    (5,712)    (4,303)    (3,093)       --
  Gross benefits paid................   (18,096)        --         --        --
  Gross benefits paid................   (11,707)   (10,923)    (1,909)   (2,269)
                                       --------   --------   --------   -------
  Benefit obligation at
    December 31......................  $242,005   $273,401   $ 21,628   $24,512
                                       ========   ========   ========   =======
Change in plan assets:
  Fair value of plan assets at
    January 1........................  $289,881   $259,059   $  8,782   $ 8,168
  Actual return on plan assets.......    18,600     39,765        226     1,036
  Employer contributions.............        --         --      2,817     1,847
  Acquisitions/divestitures..........   (22,707)        --         --        --
  Gross benefits paid................    (9,546)    (8,943)    (1,909)   (2,269)
                                       --------   --------   --------   -------
  Fair value of plan assets at
    December 31......................  $276,248   $289,881   $  9,916   $ 8,782
                                       ========   ========   ========   =======
Reconciliation of funded status:
  Funded status at end of year.......  $ 34,262   $ 16,463   $(11,712)  $(15,730)
  Unrecognized net:
    Actuarial gain...................   (65,893)   (54,169)    (6,263)   (5,212)
    Prior service cost...............    17,856     12,980      1,822       826
    Transition obligation............      (363)      (337)    11,751    15,440
                                       --------   --------   --------   -------
    Net amount recognized at
      December 31....................  $(14,138)  $(25,063)  $ (4,402)  $(4,676)
                                       ========   ========   ========   =======

    The following table provides the amounts recognized in the statement of financial position as of December 31:

                                         PENSION BENEFITS       OTHER BENEFITS
                                        -------------------   -------------------
                                          1999       1998       1999       1998
                                        --------   --------   --------   --------
                                                 (THOUSANDS OF DOLLARS)
Prepaid benefit cost..................  $  7,571   $  4,028   $     --   $    --
Accrued benefit cost..................   (21,709)   (29,091)    (4,402)   (4,676)
                                        --------   --------   --------   -------
Net amount recognized at December
  31..................................  $(14,138)  $(25,063)  $ (4,402)  $(4,676)
                                        ========   ========   ========   =======

    The following tables provide the components of net periodic benefit cost for the pension and other postretirement benefit plans, portions of which have been deferred or capitalized, for fiscal years 1999, 1998, and 1997:

                                                        PENSION BENEFITS
                                                 ------------------------------
                                                   1999       1998       1997
                                                 --------   --------   --------
                                                      THOUSANDS OF DOLLARS
Service cost on benefits earned................  $  8,719   $  8,079   $  6,625
Interest cost on projected benefit
  obligation...................................    19,540     18,238     16,316
Expected return on plan assets.................   (25,650)   (22,870)   (19,900)
Amortization of:
  Transition obligation (asset)................        43        358        383
  Prior service cost (credit)..................     1,741      1,468        965
  Actuarial (gain) loss........................    (1,658)    (1,062)    (1,474)
Immediate recognition of DC conversion.........        --       (142)        --
                                                 --------   --------   --------
Net periodic benefit cost......................     2,735      4,069      2,915
Curtailment (gain) loss........................    (3,751)     3,964        960
Settlement (gain) loss.........................    (7,844)        --         --
                                                 --------   --------   --------
Net periodic benefit cost after curtailments
  and settlements..............................  $ (8,860)  $  8,033   $  3,875
                                                 ========   ========   ========

                                                              OTHER BENEFITS
                                                      ------------------------------
                                                        1999       1998       1997
                                                      --------   --------   --------
                                                          (THOUSANDS OF DOLLARS)
Service cost on benefits earned.....................   $  844     $  777     $  571
Interest cost on projected benefit obligation.......    1,776      1,665      1,486
Expected return on plan assets......................     (722)      (671)      (459)
Amortization of:
  Transition obligation (asset).....................    1,098      1,120      1,100
  Prior service cost (credit).......................      177         69         --
  Actuarial (gain) loss.............................     (133)      (274)      (384)
                                                       ------     ------     ------
Net periodic benefit cost...........................    3,040      2,686      2,314
Curtailment gain....................................     (374)        --         --
                                                       ------     ------     ------
Net periodic benefit cost after curtailments and
  settlements.......................................   $2,666     $2,686     $2,314
                                                       ======     ======     ======

    In 1999, funding for pension costs exceeded SFAS No. 87 "Employers Accounting for Pensions," pension expense by $1,631,000. In 1998 and 1997, pension costs exceeded SFAS No. 87 pension expense by $1,780,000 and $5,441,000, respectively. The PSC allows recovery for the funding of pension costs through rates. Any differences between funding and expense are deferred for recognition in future periods. At December 31, 1999, the regulatory liability was $5,755,000.

    The following assumptions were used in the determination of actuarial present values of the projected benefit obligations:

                                                              PENSION                OTHER
                                                             BENEFITS              BENEFITS
                                                        -------------------   -------------------
                                                          1999       1998       1999       1998
                                                        --------   --------   --------   --------
                                                                 (THOUSANDS OF DOLLARS)
Weighted average assumptions as of December 31:
Discount rate.........................................    7.75%      6.75%      7.75%      6.75%
Expected return on plan assets........................    9.00%      9.00%      9.00%      9.00%
Rate of compensation increase.........................    4.40%      3.97%      4.40%      3.75%

    Assumed health care costs trend rates have a significant effect on the amounts reported for the health care plans. A 1 percent change in assumed health care cost trend rates would have the following effects:

                                                        1% INCREASE   1% DECREASE
                                                        -----------   -----------
                                                         (THOUSANDS OF DOLLARS)
Effect on total of service and interest cost component
  of net periodic postretirement health care benefit
  cost................................................      $116         $(108)
Effect on the health care component of the accumulated
  postretirement benefit obligation...................       854          (804)

    The assumed 2000 health care cost trend rates used to measure the expected cost of benefits covered by the plans is 7.00 percent. The trend rate decreases through 2004 to 5 percent.

NOTE 13--INFORMATION ON INDUSTRY SEGMENTS

    Our continuing telecommunications operations design, develop, construct, operate, maintain, and manage a fiber-optic network and wireless facilities; these operations also sell long-distance, Internet, and private-line services and equipment. Our continuing utility operations purchase, transmit, and distribute electricity and natural gas, and the Colstrip Unit 4 division manages long-term power supply agreements. Continental Energy develops and invests in independent power projects and other energy-related businesses. In our discontinued coal operations, we mine and sell coal and lignite; in our discontinued oil and natural gas operations, we explore for, develop, produce, process, and sell crude oil and natural gas and trade crude oil, natural gas, and natural gas liquids. We closed the sale of our discontinued oil and natural gas operations on October 31, 2000.

    Identifiable assets of each industry segment are principally those assets used in our operation of those industry segments. Corporate assets are principally cash and cash equivalents and temporary investments.

    We consider segment information for foreign operations immaterial.

    The following tables present selected information on our industry segments' continuing operations:

CONTINUING OPERATIONS INFORMATION

                                                              YEAR ENDED DECEMBER 31, 1999
                                                           -----------------------------------
                                                                 (THOUSANDS OF DOLLARS)
                                                               TELE-
CONTINUING                                                 COMMUNICATIONS   ELECTRIC   NATURAL GAS
----------                                                 --------------   --------   -----------
Sales to unaffiliated customers from continuing
  operations.............................................      $84,350      $459,576     $113,902
Earnings from unconsolidated investments.................       10,392            --           --
Intersegment sales from continuing operations............        1,012        12,457          331
Depreciation, depletion, and amortization................        9,048        53,574        9,279
Pretax operating income from continuing operations.......       35,640       110,666       16,459
Interest expense.........................................            1        38,467       15,229
Interest revenue.........................................          810         3,801          545
Income tax expense.......................................       14,088        11,549          391
Capital expenditures.....................................      153,617        50,167       13,115
Identifiable assets......................................      290,722       910,066      406,413


CONTINUING (CONTINUED)                                         IPG         OTHER     CORPORATE
----------------------                                     ------------   --------   ---------
Sales to unaffiliated customers from continuing
  operations.............................................    $75,101      $ 47,665   $     --
Earnings from unconsolidated investments.................     21,042            --         --
Intersegment sales from continuing operations............      1,764         1,665         --
Depreciation, depletion, and amortization................      3,122         4,553         --
Pretax operating income (loss) from continuing
  operations.............................................     23,442       (17,397)        --
Interest expense.........................................         18         3,407         --
Interest revenue.........................................      6,368         6,978         --
Income tax expense.......................................      9,641        (4,839)        --
Capital expenditures.....................................        336            --     15,957
Identifiable assets......................................    203,066        66,935    629,968


RECONCILIATION TO CONSOLIDATED                       SEGMENT TOTAL   ADJUSTMENTS(A)   CONSOLIDATED TOTAL
------------------------------                       -------------   --------------   ------------------
Sales to unaffiliated customers from continuing
  operations.......................................    $ 780,594        $    --            $ 780,594
Earnings from unconsolidated investments...........       31,434             --               31,434
Intersegment sales from continuing operations......       17,229        (17,229)                  --
Depreciation, depletion, and amortization..........       79,576             --               79,576
Pretax operating income from continuing
  operations.......................................      168,810             --              168,810
Interest expense...................................       57,122        (10,037)              47,085
Interest revenue...................................       18,502        (10,037)               8,465
Income tax expense.................................       30,830             --               30,830
Capital expenditures...............................      233,192             --              233,192
Identifiable assets................................    2,507,170        541,573(b)         3,048,743

------------------------

(a) The amounts indicated include certain eliminations between the business segments.

(b) The adjustment of identifiable assets represents the identifiable assets of operations that became discontinued in 2000--the consolidated coal and oil and natural gas companies.

                                                              YEAR ENDED DECEMBER 31, 1998
                                                          ------------------------------------
                                                                 (THOUSANDS OF DOLLARS)
                                                              TELE-
CONTINUING                                                COMMUNICATIONS   ELECTRIC    NATURAL GAS
----------                                                --------------   ---------   -----------
Sales to unaffiliated customers from continuing
  operations............................................      $87,748      $ 454,116     $112,603
Earnings from unconsolidated investments................       10,909             --           --
Intersegment sales from continuing operations...........        1,298          4,179          434
Depreciation, depletion, and amortization...............        7,090         56,524        8,705
Pretax operating income from continuing operations......       49,960        124,841       15,019
Interest expense........................................            1         48,903       12,946
Interest revenue........................................          668          3,521          925
Income tax expense......................................       19,772         26,391          168
Capital expenditures....................................       56,203         61,334       21,989
Identifiable assets.....................................      189,560      1,577,583      405,670



CONTINUING (CONTINUED)                                        IPG          OTHER     CORPORATE
----------------------                                    ------------   ---------   ---------
Sales to unaffiliated customers from continuing
  operations............................................    $73,707      $  47,988   $     --
Earnings from unconsolidated investments................     89,525             --         --
Intersegment sales from continuing operations...........      2,014          1,913         --
Depreciation, depletion, and amortization...............      9,005          3,921         --
Pretax operating income (loss) from continuing
  operations............................................     84,719        (20,164)        --
Interest expense........................................         58          9,716         --
Interest revenue........................................      4,839            944         --
Income tax expense......................................     32,315        (11,803)        --
Capital expenditures....................................     11,329             --        189
Identifiable assets.....................................    120,675         67,049     42,667


RECONCILIATION TO CONSOLIDATED                       SEGMENT TOTAL   ADJUSTMENTS(A)   CONSOLIDATED TOTAL
------------------------------                       -------------   --------------   ------------------
Sales to unaffiliated customers from continuing
  operations.......................................    $ 776,162       $      --           $ 776,162
Earnings from unconsolidated investments...........      100,434              --             100,434
Intersegment sales from continuing operations......        9,838          (9,838)                 --
Depreciation, depletion, and amortization..........       85,245              --              85,245
Pretax operating income from continuing
  operations.......................................      254,375              --             254,375
Interest expense...................................       71,624          (6,759)             64,865
Interest revenue...................................       10,897          (6,759)              4,138
Income tax expense.................................       66,843              --              66,843
Capital expenditures...............................      151,044              --             151,044
Identifiable assets................................    2,403,204         524,891(b)        2,928,095

------------------------

(a) The amounts indicated include certain eliminations between the business segments.

(b) The adjustment of identifiable assets represents the identifiable assets of operations that became discontinued in 2000--the consolidated coal and oil and natural gas companies.

CONTINUING OPERATIONS INFORMATION

                                                          YEAR ENDED DECEMBER 31, 1997
                                                   -------------------------------------------
                                                              THOUSANDS OF DOLLARS
                                                       TELE-
CONTINUING                                         COMMUNICATIONS    ELECTRIC      NATURAL GAS
----------                                         --------------   -----------   --------------
Sales to unaffiliated customers from continuing
  operations.....................................    $   46,691     $  439,199      $  122,852
Earnings from unconsolidated investments.........           435             --              --
Intersegment sales from continuing operations....           799          1,472             474
Depreciation, depletion, and amortization........         2,494         51,674          11,939
Pretax operating income from continuing
  operations.....................................        11,927        111,002          37,994
Interest expense.................................            --         44,571          13,112
Interest revenue.................................           143          5,626           2,174
Income tax expense...............................         4,824         25,969           9,674
Capital expenditures.............................        27,955        122,639          15,081
Identifiable assets..............................       101,581      1,560,055         390,463

CONTINUING (CONTINUED)                                 IPG           OTHER        CORPORATE
----------------------                             ------------   -----------   --------------
Sales to unaffiliated customers from continuing
  operations.....................................   $   70,932    $      939      $       --
Earnings from unconsolidated investments.........       14,980            --              --
Intersegment sales from continuing operations....        1,820         3,937              --
Depreciation, depletion, and amortization........        2,774           494              --
Pretax operating income (loss) from continuing
  operations.....................................       14,963       (12,693)             --
Interest expense.................................           32         6,043              --
Interest revenue.................................        3,886        16,294              --
Income tax expense...............................        6,762         1,356              --
Capital expenditures.............................          294            --              94
Identifiable assets..............................      156,282         7,987          51,437

RECONCILIATION TO CONSOLIDATED                     SEGMENT TOTAL   ADJUSTMENTS(A)   CONSOLIDATED TOTAL
------------------------------                     -------------   --------------   ------------------
Sales to unaffiliated customers from continuing
  operations.....................................   $  680,613       $       --         $  680,613
Earnings from unconsolidated investments.........       15,415               --             15,415
Intersegment sales from continuing operations....        8,502           (8,502)                --
Depreciation, depletion, and amortization........       69,375               --             69,375
Pretax operating income from continuing
  operations.....................................      163,193               --            163,193
Interest expense.................................       63,758           (4,133)            59,625
Interest revenue.................................       28,123           (4,133)            23,990
Income tax expense...............................       48,585               --             48,585
Capital expenditures.............................      166,063               --            166,063
Identifiable assets..............................    2,267,805          538,091(b)       2,805,896

------------------------

(a) The amounts indicated include certain eliminations between the business segments.

(b) The adjustment of identifiable assets represents the identifiable assets of operations that became discontinued in 2000--the consolidated coal and oil and natural gas companies.

NOTE 14--SUBSEQUENT EVENTS

DECISION TO SELL ENERGY BUSINESSES

    On March 28, 2000, we announced our decision to sell our energy businesses through stock sales of these companies. When we complete the sales, Touch America, Inc. will remain as the entity through which we will continue to conduct our telecommunications business. We intend to invest the net proceeds received from the sales of our energy businesses into Touch America.

SALE OF OIL AND NATURAL GAS BUSINESSES; COAL OPERATIONS; AND DISCONTINUED
  OPERATIONS

    OCTOBER 31, 2000 SALE OF OIL AND NATURAL GAS BUSINESSES


    On August 25, 2000, our wholly owned subsidiary, Entech, and Altana Exploration Company, Entech's wholly owned subsidiary, entered into a Stock and Asset Purchase Agreement with PanCanadian Petroleum Limited, a Canadian corporation (PanCanadian Petroleum), and one of PanCanadian Petroleum's wholly owned subsidiaries, PanCanadian Energy, Inc., a Delaware corporation (PanCanadian Energy). Pursuant to the Stock and Asset Purchase Agreement, PanCanadian Petroleum agreed to purchase from us all of the stock and assets of our Canadian oil and natural gas businesses, and PanCanadian Energy agreed to purchase from us all of the stock of our United States oil and natural gas businesses. The transaction closed on October 31, 2000, with a purchase price of US$475,000,000, subject to customary closing adjustments. Based on the net book value of our oil and natural gas businesses, we expect to record a gain on the sale of these properties during the fourth quarter 2000.


    COAL OPERATIONS


    On September 15, 2000, Entech entered into a Stock Purchase Agreement with Westmoreland Coal Company, a Delaware corporation (Westmoreland), pursuant to which Westmoreland agreed to purchase the companies comprising our coal businesses. The purchase price is $138,000,000, subject to customary closing adjustments. We expect the transaction to close at approximately the end of the first quarter 2001 and to record a gain based on the net book value of our coal operations at that time. However, we are awaiting regulatory and other approvals and can provide no assurance that the transaction will be consummated or, if it is, that the terms or conditions will not change.


    DISCONTINUED OPERATIONS

    As a result of the definitive agreements to sell our oil and natural gas and coal operations, we applied discontinued operations accounting to these operations effective September 1, 2000. Accordingly, we have separately reported net income after income taxes from oil and natural gas and coal operations in income from discontinued operations for all periods presented to reflect the reclassification of these operations as discontinued. In addition, we have reported cash flows of oil and natural gas and coal operations as "net cash provided by discontinued operations," "net cash used for discontinued investing activities," and "net cash provided by (used for) discontinued financing activities" for all periods presented.

    The following table presents revenues separately for our discontinued oil and natural gas and coal operations:

                                                    YEAR ENDED DECEMBER 31
                                                ------------------------------
                                                  1999       1998       1997
                                                --------   --------   --------
                                                    (THOUSANDS OF DOLLARS)
Oil and Natural Gas Operations................  $355,532   $239,268   $166,776
Coal Operations...............................   236,782    216,757    201,787

    At December 31, 1999, total assets related to our discontinued oil and natural gas and coal operations were $304,537,000 and $237,036,000, respectively.

                   THE MONTANA POWER COMPANY AND SUBSIDIARIES
          SCHEDULE II--VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

                COLUMN A                    COLUMN B           COLUMN C            COLUMN D     COLUMN E
                --------                   ----------   -----------------------   -----------   ---------
                                                               ADDITIONS
                                                        -----------------------
                                           BALANCE AT   CHARGED TO   CHARGED TO                  BALANCE
                                           BEGINNING    COSTS AND      OTHER                    AT CLOSE
               DESCRIPTION                 OF PERIOD     EXPENSES     ACCOUNTS    DEDUCTIONS*   OF PERIOD
               -----------                 ----------   ----------   ----------   -----------   ---------
                                                               (THOUSANDS OF DOLLARS)
Year Ended:
December 31, 1999
Reserves deducted in balance sheet from
  assets to which they apply:
Doubtful accounts
  Utility................................    $1,044       $2,010        $            $1,950      $1,104
  Nonutility.............................       862          187         (12)            38         999
                                             ------       ------        ----         ------      ------
    Total................................    $1,906       $2,197        $(12)        $1,988      $2,103
                                             ======       ======        ====         ======      ======
December 31, 1998
Reserves deducted in balance sheet from
  assets to which they apply:
Doubtful accounts
  Utility................................    $  984       $1,749        $            $1,689      $1,044
  Nonutility.............................       827          182         (11)           136         862
                                             ------       ------        ----         ------      ------
    Total................................    $1,811       $1,931        $(11)        $1,825      $1,906
                                             ======       ======        ====         ======      ======
December 31, 1997
Reserves deducted in balance sheet from
  assets to which they apply:
Doubtful accounts
  Utility................................    $  924       $2,349        $            $2,289      $  984
  Nonutility.............................       636          229           6             44         827
                                             ------       ------        ----         ------      ------
    Total................................    $1,560       $2,578        $  6         $2,333      $1,811
                                             ======       ======        ====         ======      ======

* Deductions are of the nature for which the reserves were created. In the case of the reserve for doubtful accounts, deductions from this reserve are reduced by recoveries of amounts previously written off.

                           THE MONTANA POWER COMPANY
   SCHEDULE III--COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES--UNAUDITED
                             (DOLLARS IN THOUSANDS)

                                                      TWELVE MONTHS ENDED DECEMBER 31,
                                            ----------------------------------------------------
                                              1999       1998       1997       1996       1995
                                            --------   --------   --------   --------   --------
Net Income................................  $ 96,955   $122,837   $ 76,929   $ 77,522   $ 73,829
Income Taxes..............................    30,830     66,843     48,585     54,807     47,355
                                            --------   --------   --------   --------   --------
                                            $127,785   $189,680   $125,514   $132,329   $121,184
                                            --------   --------   --------   --------   --------
Fixed Charges:
  Interest................................  $ 49,731   $ 66,766   $ 62,072   $ 51,244   $ 49,366
  Amortization of Debt Discount,
    Expense and Premium...................     1,269      1,556      1,538      1,610      1,567
  Rentals.................................    34,682     34,625     34,395     34,166     34,642
                                            --------   --------   --------   --------   --------
                                            $ 85,682   $102,947   $ 98,005   $ 87,020   $ 85,575
                                            --------   --------   --------   --------   --------
Earnings Before Income Taxes
  and Fixed Charges.......................  $213,467   $292,627   $223,519   $219,349   $206,759
                                            ========   ========   ========   ========   ========
Ratio of Earnings to Fixed Charges........     2.49x      2.84x      2.28x      2.52x      2.42x
                                            ========   ========   ========   ========   ========

                           THE MONTANA POWER COMPANY
                     SCHEDULE IV--FINANCIAL DATA-UNAUDITED

    This schedule contains summary financial information extracted from the Consolidated Balance Sheet at 12/31/99; the Consolidated Income Statement and the Consolidated Statement of Cash Flows for the twelve months ended 12/31/99, and is qualified in its entirety by reference to such financial statements.

                     TWELVE MONTHS ENDED DECEMBER 31, 1999

        ITEM
       NUMBER                                 ITEM DESCRIPTION                         AMOUNT
---------------------   ------------------------------------------------------------  ---------
          1             Total net utility...........................................  1,002,074
          2             Other property and investments..............................    863,103
          3             Total current assets........................................    887,036
          4             Total deferred charges......................................    296,530
          5             Balancing amount for total assets...........................          0
          6             Total assets................................................  3,048,743
          7             Common stock................................................    557,901
          8             Capital surplus, paid in....................................      2,312
          9             Retained earnings...........................................    448,603
         10             Total common stockholders equity............................  1,008,816
         11             Preferred stock subject to mandatory redemption.............     65,000
         12             Preferred stock not subject to mandatory redemption.........     57,654
         13             Long-term debt, net.........................................    617,061
         14             Short-term notes............................................          0
         15             Notes payable...............................................          0
         16             Commercial paper............................................          0
         17             Long-term debt-current portion..............................     58,044
         18             Preferred stock-current portion.............................          0
         19             Obligations under capital leases............................      1,451
         20             Obligations under capital lease-current portion -- 243.158 &
                        159.........................................................        911
         21             Balancing amount for capitalization and liabilities.........  1,239,806
         22             Total capitalization and liabilities........................  3,048,743
         23             gross operating revenue.....................................    812,028
         24             Federal and state income taxes expense......................     30,830
         25             Other operating expenses....................................    643,218
         26             Total operating expenses....................................    674,048
         27             Operating income (loss).....................................    137,980
         28             Other income (loss), net....................................     59,451
         29             Income before interest charges..............................    197,431
         30             Total interest charges......................................     47,085
         31             Net income..................................................    150,346
         32             Preferred stock dividends...................................      3,690
         33             Earnings available for common stock.........................    146,656
         34             Common stock dividends......................................     88,155
         35             Total annual interest charges on all bonds..................     49,881
         36             Cash flow from operations...................................    620,802
         37             Earnings per share--primary.................................       1.34
         38             Earnings per share -- fully diluted.........................       1.33

                                                                         ANNEX A



                          AGREEMENT AND PLAN OF MERGER



    AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of February 20, 2001 by and between The Montana Power Company, a Montana corporation ("Montana Power"), The Montana Power L.L.C., a Montana limited liability company ("Subsidiary"), and Touch America Holdings, Inc., a Delaware corporation ("Holding Company").


                              W I T N E S S E T H:

    WHEREAS, Montana Power has an authorized capitalization consisting of
(i) 240,000,000 shares of Common Stock, without par value ("Montana Power Common Stock"), of which 110,355,429 shares are issued whether or not outstanding as of December 8, 2000, and (ii) 5,000,000 shares of Cumulative Preferred Stock, without par value ("Montana Power Preferred Stock"), of which 580,389 shares (consisting of shares of three separate series) are issued and outstanding as of December 8, 2000; and

    WHEREAS, Subsidiary has an authorized capitalization consisting of 10 units ("Subsidiary Units"), all of which units have been issued and are outstanding and owned beneficially and of record by Holding Company; and

    WHEREAS, Holding Company has an authorized capitalization consisting of
(i) 240,000,000 shares of Common Stock, par value $.01 per share ("Holding Company Common Stock"), of which 1,000 shares have been issued and are outstanding and owned beneficially and of record by Montana Power; and
(ii) 5,000,000 shares of Preferred Stock, par value $.01 per share, none of which shares are issued or outstanding; and

    WHEREAS, the Boards of Directors and Manager of the respective parties hereto deem it advisable to merge Montana Power into Subsidiary (the "Merger") in accordance with the Montana Business Corporation Act and the Montana Limited Liability Company Act, this Agreement and the Articles of Merger attached hereto as Exhibit A (the "Articles"), whereby the holders of shares of Montana Power Common Stock will receive shares of Holding Company Common Stock; and

    WHEREAS, the parties hereto intend that this Agreement and the actions contemplated herein shall constitute a "plan of reorganization" within the meaning of sections 354 and 368 of the Internal Revenue Code of 1986, as amended.

    NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto agree that Montana Power shall be merged into Subsidiary, which shall be the entity surviving such merger, and that the terms and conditions of such merger, the mode of carrying it into effect, and the manner of converting and exchanging shares shall be as follows:

                                   ARTICLE I
                                   THE MERGER

    (a) Subject to and in accordance with the provisions of this Agreement, the Articles shall be executed and verified by each of Montana Power and Subsidiary and thereafter delivered to the Secretary of State of the State of Montana for filing, as provided in Section 35-1-816 of the Montana Business Corporation Act and Section 35-8-1201 of the Montana Limited Liability Company Act. The Merger shall become effective upon the filing of the Articles with the Montana Secretary of State (the "Effective Time"). At the Effective Time, the separate existence of Montana Power shall cease and Montana Power shall be merged with and into Subsidiary (Subsidiary and Montana Power being sometimes referred to herein as the "Constituent Entities" and Subsidiary, the entity designated in the Articles as the surviving entity, being sometimes referred to herein as the "Surviving Entity").

    (b) Prior to and after the Effective Time, Holding Company, Montana Power and Subsidiary, respectively, shall take all such action as may be necessary or appropriate in order to effectuate the Merger. In this connection, Holding Company shall issue the shares of Holding Company Common Stock which the holders of Montana Power Common Stock shall be entitled to receive as provided in
Article II hereof. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Entity with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Constituent Entities, then the officers and directors of each of the Constituent Entities as of the Effective Time shall take all such further action.

                                   ARTICLE II
                   TERMS OF CONVERSION AND EXCHANGE OF SHARES

    At the Effective Time:

    (a) Each share of Montana Power Common Stock (along with one preferred share purchase right pursuant to The Montana Power Shareholder Protection Rights Plan) issued, whether or not outstanding, immediately prior to the Merger, shall be changed and converted into one share of Holding Company Common Stock (along with one preferred share purchase right pursuant to Holding Company Shareholder Protection Rights Plan), which shall thereupon be issued, fully paid and nonassessable.

    (b) Each outstanding option to purchase Montana Power Common Stock (a "Montana Power Stock Option") issued pursuant to the 1982 Montana Power Key Employees' Incentive Stock Ownership Plan and Montana Power 1998 Long-Term Incentive Plan (which at the Effective Time of the Merger will become the Holding Company Key Employees' Incentive Stock Ownership Plan and Holding Company Long-Term Incentive Plan), whether vested or not vested or exercisable, shall be deemed to constitute an option (a "Holding Company Stock Option") to acquire, on the same terms and conditions as were applicable under such Montana Power Stock Option (including the price per share), the same number of shares of Holding Company Common Stock as the holder of such Montana Power Stock Option would have been entitled to receive upon the exercise of such Montana Power Stock Option.

    (c) Each share of Montana Power Preferred Stock issued and outstanding immediately prior to the Merger, shall be changed and converted into one share of Holding Company Preferred Stock.

    (d) Each share of Holding Company Common Stock issued, whether or not outstanding, shall be cancelled.

                                  ARTICLE III
              ARTICLES OF ORGANIZATION AND AGREEMENT OF OPERATION

    From and after the Effective Time, and until thereafter amended as provided by law, the Articles of Organization of Subsidiary as in effect immediately prior to the Merger shall be and continue to be the Articles of Organization of the Surviving Entity.

    From and after the Effective Time, the Agreement of Operation of Subsidiary shall be and continue to be the Agreement of Operation of the Surviving Entity.

                                   ARTICLE IV
                             MANAGERS AND OFFICERS

    The persons who are the Manager and Officers of Subsidiary immediately prior to the Merger shall continue as Manager and Officers, of the Surviving Entity and shall continue to be Manager as provided in the Agreement of Operation of the Surviving Entity.

                                   ARTICLE V
                               TRANSFER OF ASSETS

    Immediately following the Effective Time, Subsidiary and Holding Company shall take such action as may be necessary or appropriate to transfer to Holding Company these assets and liabilities that Holding Company intends to hold in its own name.

                                   ARTICLE VI
                               STOCK CERTIFICATES

    Following the Effective Time, each holder of an outstanding certificate or certificates theretofore representing shares of Montana Power Common Stock may, but shall not be required to, surrender the same to Holding Company for cancellation or transfer, and each such holder or transferee will be entitled to receive certificates (or book entry shares) representing the same number of shares of Holding Company Common Stock as the shares of Montana Power Common Stock previously represented by the stock certificates (or Dividend Reinvestment and Stock Purchase Plan shares) surrendered. Until so surrendered or presented for transfer, each outstanding certificate which, prior to the Effective Time, represented Montana Power Common Stock shall be deemed and treated for all corporate purposes to represent the ownership of the same number of shares of Holding Company Common Stock as though such surrender or transfer and exchange had taken place. The stock transfer books for the Montana Power Common Stock shall be deemed to be closed at the Effective Time and no transfer of outstanding shares of Montana Power Common Stock shall thereafter be made on such books.

                                  ARTICLE VII
                            CONDITIONS OF THE MERGER

    Consummation of the Merger is subject to the satisfaction of the following conditions:

    (a) The Merger shall have received the approval of the holders of capital stock or units of each of the Constituent Entities as required by the Montana Business Corporation Act and The Montana Limited Liability Company Act.

    (b) There shall have been obtained a ruling of the Internal Revenue Service or an opinion of outside counsel satisfactory to the Board of Directors of Montana Power and its counsel with respect to the tax consequences of the Merger and other transactions incident thereto.

    (c) The Holding Company Common Stock to be issued pursuant to the Merger shall have been approved for listing, upon official notice of issuance, by the New York and Pacific Stock Exchanges.

    (d) Federal Energy Regulatory Commission approval for the disposition or transfer of control over jurisdictional facilities and for the transfer of the Milltown Hydroelectric License from Montana Power to Subsidiary.

                                  ARTICLE VIII
                           AMENDMENT AND TERMINATION

    The parties hereto by mutual consent of their respective Boards of Directors and Managers may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing, at any time before or after approval of this Agreement by the shareholders of Montana Power; provided, however, that no such amendment, modification or supplement shall, in the sole judgment of the Board of Directors of Montana Power, materially and adversely affect the rights of the shareholders of Montana Power.

    This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time, whether before or after approval of this Agreement by the shareholders of Montana Power, by action of the Board of Directors of Montana Power if said Board of Directors determines for any reason that the consummation of the transactions provided for herein would for any reason be inadvisable or not in the best interests of Montana Power or its shareholders.

                                   ARTICLE IX
                          EFFECTIVE TIME OF THE MERGER

    Subject to the prior satisfaction of the conditions of the Merger set forth in Article VII hereof and the authority to terminate this Agreement as set forth in Article VIII hereof, the Constituent Entities and Holding Company shall do all such acts and things as shall be necessary or desirable in order to make the Effective Time occur as of the close of business on the date of filing with the Montana Secretary of State but not later than the day of the closing of the sale of Subsidiary.

                                   ARTICLE X
                                 MISCELLANEOUS

    This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, Montana Power, Subsidiary and Holding Company, pursuant to approval and authorization duly given by resolutions adopted by their respective Boards of Directors and Managers, have each caused this Agreement and Plan of Merger to be executed by its Chairman, Vice Chairman, President, one of its Vice Presidents or Managers.

                                                       THE MONTANA POWER COMPANY

                                                       By:  /s/ ROBERT P. GANNON
                                                            -----------------------------------------
                                                            Name: Robert P. Gannon
                                                            Title: Chief Executive Officer

                                                       THE MONTANA POWER L.L.C.

                                                       By:  /s/ MICHAEL E. ZIMMERMAN
                                                            -----------------------------------------
                                                            Name: Michael E. Zimmerman
                                                            Title: Vice President & General Counsel

                                                       TOUCH AMERICA HOLDINGS, INC.

                                                       By:  /s/ J.P. PEDERSON
                                                            -----------------------------------------
                                                            Name: J.P. Pederson
                                                            Title: Vice President, Chief Financial
                                                            Officer and Treasurer

                                   EXHIBIT A
                                       TO
                          AGREEMENT AND PLAN OF MERGER
                               ARTICLES OF MERGER
                                       OF
                           THE MONTANA POWER COMPANY
                            (A MONTANA CORPORATION)
                                      AND
                           THE MONTANA POWER, L.L.C..
                     (A MONTANA LIMITED LIABILITY COMPANY)

    Pursuant to the provisions of Section 35-8-1201 of the Montana Limited Liability Act and Section 35-1-816 of the Montana Business Corporations Act, the undersigned corporation adopts the following Articles of Merger for the purpose of merging The Montana Power Company with and into Montana Power L.L.C. which shall be the Surviving Entity.


    1. The Agreement and Plan of Merger, dated as of February 20, 2001 a copy of which is attached and incorporated herein by reference, was approved by the shareholders and member of the undersigned corporations and limited liability company in the manner prescribed by the Montana Business Corporation Act and Montana Limited Liability Act.


    2. The number of shares of capital stock of the corporation and units of the limited liability company which, at the respective dates of the aforementioned shareholder and member actions, (a) were outstanding and entitled to vote and (b) did vote on the Agreement and Plan of Merger, is as follows:

                                                                   NUMBER OF SHARES/UNITS
                                                              ---------------------------------
                                                                             VOTED      VOTED
NAME OF CORPORATION                                           OUTSTANDING     FOR      AGAINST
-------------------                                           -----------   --------   --------
The Montana Power Company Common Stock......................
                                                                 ------      ------     ------
The Montana Power Company Cumulative Preferred Stock........
                                                                 ------      ------     ------
Total Shares of Stock of The Montana Power Company..........
                                                                 ------      ------     ------
The Montana Power, L.L.C....................................
                                                                 ------      ------     ------

    3. The number of shares and units voting in favor of the Plan of Merger was sufficient approval by that voting group.

DATED:            , 2000                               THE MONTANA POWER COMPANY

                                                       By:
                                                            -----------------------------------------
                                                                     CHIEF EXECUTIVE OFFICER

                                                       By:
                                                            -----------------------------------------
                                                                            SECRETARY

                                                       THE MONTANA POWER L.L.C.

                                                       By:
                                                            -----------------------------------------
                                                                             MANAGER

                                                       By:
                                                            -----------------------------------------
                                                                            SECRETARY

STATE OF MONTANA )
                      : ss.
County of Silver Bow )

                                                                        VERIFICATION
                                                      ------------------------------------------------

                                                                        VERIFICATION
                                                      ------------------------------------------------

                                                                         ANNEX B

                            UNIT PURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 29, 2000
                                 BY AND BETWEEN
                           NORTHWESTERN CORPORATION,
                          TOUCH AMERICA HOLDINGS, INC.
                                      AND
                           THE MONTANA POWER COMPANY
                              WITH RESPECT TO ALL
                      OUTSTANDING MEMBERSHIP INTERESTS IN
                             THE MONTANA POWER LLC

                               TABLE OF CONTENTS

    This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

ARTICLE I SALE OF SHARES AND CLOSING................................................     B-1
                 1.01   Purchase and Sale...........................................     B-1
                 1.02   Purchase Price..............................................     B-1
                 1.03   Closing.....................................................     B-1
                 1.04   Further Assurances; Post-Closing Cooperation................     B-1

ARTICLE II REPRESENTATIONS AND WARRANTIES OF SELLER AND MPC.........................     B-2
                 2.01   Corporate Existence of Seller and MPC.......................     B-2
                 2.02   Authority...................................................     B-2
                 2.03   Existence of the Company....................................     B-2
                 2.04   Capitalization..............................................     B-3
                 2.05   Subsidiaries................................................     B-3
                 2.06   No Conflicts................................................     B-3
                 2.07   Governmental Approvals and Filings..........................     B-4
                 2.08   Books and Records...........................................     B-4
                 2.09   Financial Statements and Condition..........................     B-4
                 2.10   Taxes.......................................................     B-5
                 2.11   Legal Proceedings...........................................     B-6
                 2.12   Compliance With Laws and Orders.............................     B-7
                 2.13   Benefit Plans; ERISA........................................     B-7
                 2.14   Property....................................................     B-8
                 2.15   Intellectual Property Rights................................     B-8
                 2.16   Contracts...................................................     B-8
                 2.17   Licenses....................................................    B-10
                 2.18   Insurance...................................................    B-10
                 2.19   Affiliate Transactions......................................    B-11
                 2.20   Labor and Employment Matters................................    B-11
                 2.21   Environmental Matters.......................................    B-11
                 2.22   Information Supplied........................................    B-11
                 2.23   Vote Required...............................................    B-12
                 2.24   Brokers.....................................................    B-12
                 2.25   Public Utility Holding Company Act..........................    B-12
                 2.26   Regulatory Filings..........................................    B-12
                 2.27   Rights Agreement............................................    B-12
                 2.28   Effect of Restructuring.....................................    B-12

ARTICLE III REPRESENTATIONS AND WARRANTIES OF PURCHASER.............................    B-13
                 3.01   Corporate Existence.........................................    B-13
                 3.02   Authority...................................................    B-13
                 3.03   No Conflicts................................................    B-13
                 3.04   Governmental Approvals and Filings..........................    B-13
                 3.05   Legal Proceedings...........................................    B-13
                 3.06   Purchase for Investment.....................................    B-13
                 3.07   Brokers.....................................................    B-14
                 3.08   Financing...................................................    B-14
                 3.09   Ownership of the Capital Stock..............................    B-14
                 3.10   Exon-Florio.................................................    B-14
                 3.11   Independent Evaluation......................................    B-14

ARTICLE IV COVENANTS OF SELLER AND MPC..............................................    B-14
                 4.01   Regulatory and Other Approvals..............................    B-15
                 4.02   HSR Filings.................................................    B-15
                 4.03   Investigation by Purchaser..................................    B-15
                 4.04   No Solicitations............................................    B-15
                 4.05   Conduct of Business.........................................    B-16
                 4.06   Financial Statements and Reports............................    B-16
                 4.07   Certain Restrictions........................................    B-17
                 4.08   Affiliate Transactions......................................    B-18
                 4.09   Fulfillment of Conditions...................................    B-19
                 4.10   Completion of Restructuring.................................    B-19
                 4.11   Preparation and Mailing of Proxy Statement..................    B-19
                 4.12   Approval of MPC Stockholders................................    B-19
                 4.13   Completion of the Divestiture...............................    B-19
                 4.14   Regulatory Proceedings......................................    B-19
                 4.15   Sale of Colstrip 1, 2, and 3 Transmission System............    B-19
                 4.16   QF Contracts................................................    B-20
                 4.17   MPC Benefit Restoration Plans...............................    B-20
                 4.18   Power Supply................................................    B-20
                 4.19   Generation Sale Proceeds....................................    B-20
                 4.20   Regional Transmission Organization and Independent
                        Transmission Company........................................    B-20
                 4.21   Notification of Certain Matters.............................    B-20
                 4.22   Confidentiality and Standstill Agreements...................    B-20

ARTICLE V COVENANTS OF PURCHASER....................................................    B-21
                 5.01   Regulatory and Other Approvals..............................    B-21
                 5.02   HSR.........................................................    B-21
                 5.03   [INTENTIONALLY OMITTED......................................    B-21
                 5.04   Employee Matters............................................    B-21
                 5.05   Fulfillment of Conditions...................................    B-24
                 5.06   Communication Between the Parties...........................    B-24
                 5.07   Charitable Contributions....................................    B-24
                 5.08   Transaction Structure.......................................    B-24

ARTICLE VI CONDITIONS TO OBLIGATIONS OF PURCHASER...................................    B-25
                 6.01   Representations and Warranties..............................    B-25
                 6.02   Performance.................................................    B-25
                 6.03   Officers' Certificates......................................    B-25
                 6.04   Orders and Laws.............................................    B-25
                 6.05   Regulatory Consents and Approvals...........................    B-25
                 6.06   Third Party Consents........................................    B-25
                 6.07   Completion of the Restructuring.............................    B-25
                 6.08   Assignment of Contracts.....................................    B-25
                 6.09   Benefits Plans..............................................    B-25
                 6.10   Resignation of Seller as Manager of the Company.............    B-25

ARTICLE VII CONDITIONS TO OBLIGATIONS OF SELLER.....................................    B-26
                 7.01   Representations and Warranties..............................    B-26
                 7.02   Performance.................................................    B-26
                 7.03   Officers' Certificates......................................    B-26
                 7.04   Orders and Laws.............................................    B-26
                 7.05   Regulatory Consents and Approvals...........................    B-26
                 7.06   Third Party Consents........................................    B-26

ARTICLE VIII TAX MATTERS AND POST-CLOSING TAXES.....................................    B-26
                 8.01   Tax Returns.................................................    B-26
                 8.02   Notice of Audit.............................................    B-27
                 8.03   Tax Adjustments.............................................    B-27
                 8.04   Tax Sharing Agreements......................................    B-28
                 8.05   Transfer Taxes..............................................    B-28
                 8.06   Post-Closing Elections......................................    B-28
                 8.07   Post-Closing Transactions not in the Ordinary Course........    B-28
                 8.08   Allocation of Purchase Price................................    B-28
                 8.09   Section 338(h)(10) Election.................................    B-29
                 8.10   Section 338(g) Election.....................................    B-29
                 8.11   Nonforeign Affidavit........................................    B-29
                 8.12   Code Section 754 Election...................................    B-29

ARTICLE IX SURVIVAL; NO OTHER REPRESENTATIONS.......................................    B-29
                 9.01   Survival of Representations, Warranties, Covenants and
                        Agreements..................................................    B-29
                 9.02   No Other Representations....................................    B-29

ARTICLE X INDEMNIFICATION...........................................................    B-29
                10.01   Tax Indemnification.........................................    B-29
                10.02   Indemnification for Restructuring; Divestiture; Oil and Gas
                        Sale........................................................    B-30
                10.03   Other Indemnification.......................................    B-30
                10.04   Special Environmental Indemnity.............................    B-30
                10.05   Special Litigation Indemnity................................    B-31
                10.06   Method of Asserting Claims..................................    B-31
                10.07   Requirements for Indemnity..................................    B-33
                10.08   Exclusivity.................................................    B-33

ARTICLE XI TERMINATION..............................................................    B-33
                11.01   Termination.................................................    B-33
                11.02   Effect of Termination.......................................    B-34
                11.03   Fees and Expenses...........................................    B-35

ARTICLE XII DEFINITIONS.............................................................    B-35
                12.01   Definitions.................................................    B-35

ARTICLE XIII MISCELLANEOUS..........................................................    B-43
                13.01   Notices.....................................................    B-43
                13.02   Entire Agreement............................................    B-44
                13.03   Expenses....................................................    B-44
                13.04   Public Announcements........................................    B-44
                13.05   Confidentiality.............................................    B-44
                13.06   Waiver......................................................    B-45
                13.07   Amendment...................................................    B-45
                13.08   No Third Party Beneficiary..................................    B-45
                13.09   No Assignment; Binding Effect...............................    B-45
                13.10   Headings....................................................    B-45
                13.11   Invalid Provisions..........................................    B-45
                13.12   Governing Law...............................................    B-46
                13.13   Counterparts................................................    B-46
                13.14   Insurance Coverage After Closing............................    B-46

                                      EXHIBITS
                                      --------
EXHIBIT A               Officer's Certificate of Seller
EXHIBIT B               Secretary's Certificate of Seller
EXHIBIT C               Officer's Certificate of Purchaser
EXHIBIT D               Secretary's Certificate of Purchaser

                                      ANNEXES
                        ------------------------------------
Annex I                 Financial Statement
Annex II                Budget Principles

    This UNIT PURCHASE AGREEMENT dated as of September 29, 2000 is made and entered into by and between NorthWestern Corporation, a Delaware corporation ("PURCHASER"), Touch America Holdings, Inc., a Delaware corporation ("SELLER") and The Montana Power Company, a Montana corporation ("MPC"). Capitalized terms not otherwise defined herein have the meanings set forth in SECTION 12.01.

    WHEREAS, prior to the closing of the transactions contemplated by this Agreement and as a condition to Purchaser's obligation to effect such closing, Seller will cause the Restructuring (pursuant to which, among other things, the Company (as defined below) shall become the owner of all assets and securities currently owned by MPC, other than Entech and its subsidiaries) to become effective; and

    WHEREAS, prior to the closing of the transactions contemplated by this Agreement, Seller will own all of the outstanding membership interests in The Montana Power LLC, a Montana limited liability company (the "COMPANY"), such membership interests being referred to herein as the "UNITS"; and

    WHEREAS, Seller desires to sell, and Purchaser desires to purchase, the Units on the terms and subject to the conditions set forth in this Agreement;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                           SALE OF SHARES AND CLOSING

    1.01 PURCHASE AND SALE. Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, all of the right, title and interest of Seller in and to the Units at the Closing on the terms and subject to the conditions set forth in this Agreement.

    1.02 PURCHASE PRICE. The aggregate purchase price for the Units is $602 million (the "PURCHASE PRICE"), payable in immediately available United States funds at the Closing in the manner provided in SECTION 1.03.

    1.03 CLOSING. The Closing will take place at the offices of Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005, or at such other place as Purchaser and Seller mutually agree, at 10:00 A.M. local time, on the Closing Date. At the Closing, Purchaser will pay the Purchase Price by wire transfer of immediately available funds to such account as Seller may reasonably direct by written notice delivered to Purchaser by Seller at least two (2) Business Days before the Closing Date. Simultaneously, Seller will assign and transfer to Purchaser all of Seller's right, title and interest in and to the Units. At the Closing, there shall also be delivered to Seller and Purchaser the certificates to be delivered under ARTICLES VI and VII.

    1.04 FURTHER ASSURANCES; POST-CLOSING COOPERATION. (a) Subject to the terms and conditions of this Agreement, at any time or from time to time after the Closing, each of the parties hereto shall execute and deliver such other documents and instruments, provide such materials and information and take such other actions as may reasonably be necessary, proper or advisable, to the extent permitted by Law, to fulfill its obligations under this Agreement.

    (b) Following the Closing, each party will provide the other party, its counsel and its accountants with copies of information or other data relating to the Business or Condition of MPC and the Company in its possession with respect to periods prior to the Closing, to the extent that such information or data may be reasonably required by the requesting party in connection with (i) the preparation of Tax Returns, (ii) compliance with the requirements of any Governmental or Regulatory

Authority, or (iii) any third party actual or threatened Action or Proceeding. Further, each party agrees for a period extending six (6) years after the Closing Date not to destroy or otherwise dispose of any such books, records and other data (excluding copies of materials previously supplied to the other party) unless such party shall first offer in writing to surrender such books, records and other data to the other party and such other party shall not agree in writing to take possession thereof during the thirty (30) day period after such offer is made.

    (c) If, in order properly to prepare its Tax Returns, other documents or reports required to be filed with Governmental or Regulatory Authorities or its financial statements or to fulfill its obligations hereunder, it is necessary that a party be furnished with additional information, documents or records relating to the Business or Condition of MPC and the Company not referred to in paragraph (b) above, and such information, documents or records are in the possession or control of the other party, such other party agrees to use its reasonable best efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient's request, cost and expense. Any information obtained by a party hereto in accordance with this paragraph shall be held confidential by such party in accordance with SECTION 13.05.

    (d) In addition to furnishing information pursuant to paragraph (b) and
(c) of this SECTION 1.04, in order to close the books of MPC, the Company and the Subsidiaries for accounting purposes, each party agrees to direct its accounting personnel to provide reasonable cooperation and assistance to any other party's accounting personnel to accomplish the work necessary to close such books. Seller and Purchaser also agree to direct their human resources and payroll personnel to cooperate with, and provide reasonable cooperation and assistance to each other in connection with, preparing W-2's and other associated payroll tax or related documents.

                                   ARTICLE II
                REPRESENTATIONS AND WARRANTIES OF SELLER AND MPC

    Seller and MPC, jointly and severally, hereby represent and warrant to Purchaser as follows:

    2.01 CORPORATE EXISTENCE OF SELLER AND MPC. Seller is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and MPC is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Montana. Each of Seller and MPC has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby, including, as to Seller, without limitation, to own, hold, sell and transfer (pursuant to this Agreement) the Units.

    2.02 AUTHORITY. The execution and delivery by Seller and MPC of this Agreement, and the performance by Seller of its obligations hereunder, have been duly and validly authorized by the Boards of Directors of Seller and MPC, and, with the exception of the vote referred to in SECTION 2.23, no other corporate action on the part of Seller or MPC is necessary. This Agreement has been duly and validly executed and delivered by Seller and MPC and constitutes a legal, valid and binding obligation of Seller and MPC enforceable against Seller and MPC in accordance with its terms.

    2.03 EXISTENCE OF THE COMPANY. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Montana, and has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its Assets and Properties. MPC is, and prior to and as of the Closing Date, MPC and the Company will be, duly qualified, licensed or admitted to do business and each is in good standing in those jurisdictions specified in SECTION 2.03 OF THE DISCLOSURE SCHEDULE, which are the only jurisdictions in which the ownership, use or leasing of its Assets and Properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the adverse effects of all such failures to be qualified, licensed or admitted and in good standing could not in the aggregate reasonably be expected to have a material adverse effect on the Business or

Condition of MPC and the Company. Seller has prior to the execution of this Agreement made available to Purchaser true and complete copies of the certificate of formation of the Company as in effect on the date hereof.

    2.04 CAPITALIZATION. The authorized capitalization of the Company consists of the Units. The Units are duly authorized, validly issued, outstanding, fully paid and nonassessable. On and as of the Closing Date, Seller will own the Units, beneficially and of record, free and clear of all Liens. Except for this Agreement and as disclosed in SECTION 2.04 OF THE DISCLOSURE SCHEDULE, as of the date of this Agreement there are, and on and as of the Closing Date there will be, no outstanding Options with respect to the Company. The delivery of a certificate or certificates at the Closing representing the Units in the manner provided in SECTION 1.03 will transfer to Purchaser good and valid title to the Units, free and clear of all Liens other than Liens created or suffered to exist by Purchaser.

    2.05 SUBSIDIARIES. (a) Each Subsidiary is a corporation validly existing and in good standing under the Laws of its jurisdiction of incorporation disclosed in SECTION 2.05(a) OF THE DISCLOSURE SCHEDULE, and has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its Assets and Properties. Each Subsidiary is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions disclosed in SECTION 2.05(a) OF THE DISCLOSURE SCHEDULE, which are the only jurisdictions in which the ownership, use or leasing of such Subsidiary's Assets and Properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the adverse effects of all such failures by MPC or the Company and the Subsidiaries to be qualified, licensed or admitted and in good standing could not in the aggregate reasonably be expected to have a material adverse effect on the Business or Condition of MPC and the Company.
SECTION 2.05(a) OF THE DISCLOSURE SCHEDULE lists for each Subsidiary the amount of its authorized capital stock, the amount of its outstanding capital stock and the record owners of such outstanding capital stock. Except as disclosed in
SECTION 2.05(a) OF THE DISCLOSURE SCHEDULE, all of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and are owned, directly or indirectly by MPC and, immediately prior to the Closing will be owned, directly or indirectly, by the Company, beneficially and of record, free and clear of all Liens. Except as set forth in SECTION 2.05(a) OF THE DISCLOSURE SCHEDULE, there exists no restriction on the payment of cash dividends by any Subsidiary. Except as disclosed in SECTION 2.05(a) OF THE DISCLOSURE SCHEDULE, there are, and on and as of the Closing Date there will be, no outstanding Options with respect to any Subsidiary. Seller has prior to the execution of this Agreement made available to Purchaser true and complete copies of the certificate or articles of incorporation and by-laws (or other comparable corporate charter documents) of each of the Subsidiaries as in effect on the date hereof.

    (b) Except as set forth on SECTION 2.05(b) OF THE DISCLOSURE SCHEDULE, as of the Closing Date, the Company will not directly or indirectly beneficially own more than five percent (5%) of either the equity interests in, or the voting control of, any Person, other than the Subsidiaries.

    2.06 NO CONFLICTS. The execution and delivery by Seller and MPC of this Agreement do not, and the performance by Seller and MPC of their respective obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

    (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate or articles of incorporation or by-laws (or other comparable corporate charter documents) of Seller, MPC, the Company or any Subsidiary;

    (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in SECTION 2.07 OF THE DISCLOSURE SCHEDULE, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Seller, MPC, the Company or any Subsidiary or any of their respective Assets and Properties (other than such conflicts, violations or breaches (i) which could not in the aggregate reasonably be expected to adversely affect the validity or enforceability of this Agreement or to have a material adverse effect on the Business or Condition of MPC and the Company or (ii) as would occur solely as a result of the identity or the legal or regulatory status of Purchaser or any of its Affiliates); or

    (c) except as disclosed in SECTION 2.06 OF THE DISCLOSURE SCHEDULE or as could not, individually or in the aggregate, reasonably be expected to be materially adverse to the Business or Condition of MPC and the Company or to adversely affect the ability of Seller or MPC to consummate the transactions contemplated hereby or to perform their obligations hereunder, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Seller, MPC, the Company or any Subsidiary to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of,
(iv) result in or give to any Person any right of termination, cancellation, acceleration, non-performance or modification in or with respect to, or
(v) result in the creation or imposition of any Lien upon Seller, MPC, the Company or any Subsidiary or any of their respective Assets and Properties under, any Contract or License to which Seller, MPC, the Company or any Subsidiary is a party or by which any of their respective Assets and Properties is bound.

    2.07  GOVERNMENTAL APPROVALS AND FILINGS.  Except as disclosed in
SECTION 2.07 OF THE DISCLOSURE SCHEDULE, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Seller, MPC, the Company or any Subsidiary is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except (i) where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice could not reasonably be expected to adversely affect the ability of Seller or MPC to consummate the transactions contemplated by this Agreement or to perform its obligations hereunder, or to have a material adverse effect on the Business or Condition of MPC and the Company, or (ii) those as would be required solely as a result of the identity or the legal or regulatory status of Purchaser or any of its Affiliates.

    2.08 BOOKS AND RECORDS. The minute books and other similar records of MPC, the Company and the Subsidiaries as made available to Purchaser prior to the execution of this Agreement contain a true and complete record, in all material respects, of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, members, the boards of directors and committees of the boards of directors of MPC, the Company and the Subsidiaries. The stock transfer ledgers and other similar records of MPC, the Company and the Subsidiaries as made available to Purchaser prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the capital stock or membership interests of MPC, the Company and the Subsidiaries.

    2.09 FINANCIAL STATEMENTS AND CONDITION. (a) Prior to the execution of this Agreement, Seller has made available to Purchaser true and complete copies of the following financial statements:

        (i) the unaudited balance sheet of MPC and the Subsidiaries as of December 31, 1999 and the related unaudited consolidated statement of operations for fiscal years of 1997, 1998 and 1999; and

        (ii) the unaudited balance sheet of MPC and the Subsidiaries as of July 31, 2000 (attached as ANNEX I hereto).

Except as set forth in the notes thereto and as disclosed in SECTION 2.09(a) OF THE DISCLOSURE SCHEDULE, all such financial statements were prepared in accordance with GAAP and fairly present in all material respects the consolidated financial condition and statement of operations of MPC and its consolidated Subsidiaries as of the respective dates thereof and for the respective periods covered thereby. Except for those Subsidiaries disclosed in
SECTION 2.09(a) OF THE DISCLOSURE SCHEDULE, the financial condition and statement of operations of each Subsidiary are, and for all periods referred to in this SECTION 2.09 have been, consolidated with those of MPC. Except as disclosed in SECTION 2.09(a) OF THE DISCLOSURE SCHEDULE, and except for matters reflected or reserved against in the financial statements referred to in clauses (i) and (ii) above (or the notes thereto), as of the date of this Agreement, neither MPC, the Company, nor any Subsidiary has any liabilities or obligations (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due) of any nature that would be required by GAAP to be reflected on a consolidated balance sheet of MPC or the Company and Subsidiaries (including the notes thereto), except liabilities or obligations (i) that were incurred in the ordinary course of business consistent with past practice since July 31, 2000, or (ii) that, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse effect on the Business or Condition of MPC and the Company. At and as of the Closing Date, the total of Indebtedness of the Company, the Subsidiaries and MPC Natural Gas Funding Trust and the face amount of the outstanding preferred trust securities of the Montana Power Capital I (Trust) shall not exceed
$488 million.

    (b) Except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on or prior to the Closing Date and as disclosed in SECTION 2.09(b) OF THE DISCLOSURE SCHEDULE, since the Interim Financial Statement Date the business of MPC and the Subsidiaries has been operated in all material respects in the ordinary course of business consistent with past practice and there has not been any material adverse change in the Business or Condition of MPC, other than those occurring as a result of general economic or financial conditions or other developments which are not unique to MPC and the Subsidiaries but also affect to a similar extent other Persons who participate or are engaged in the lines of business in which MPC and the Subsidiaries participate or are engaged.

    2.10 TAXES. (a) Seller, the Company, its Subsidiaries, and all members of the MPC Affiliated Group, each have filed all material Income Tax Returns (including, but not limited to, any consolidated federal Tax Return of Seller, the Company, its Subsidiaries and all members of the MPC Affiliated Group, and any state or local Income Tax Return that includes Seller, the Company, the Subsidiaries and all members of the MPC Affiliated Group on a consolidated, combined or unitary basis) that they were required to file. All such Income Tax Returns were complete and correct in all material respects. All Income Taxes owed by Seller, the Company, its Subsidiaries and all members of the MPC Affiliated Group have been paid. MPC, Seller, the Company and its Subsidiaries each have filed all material Tax Returns (including, but not limited to, any federal Tax Return of MPC, Seller, the Company and the Subsidiaries, and any state or local Tax Return that includes MPC, Seller, the Company, and the Subsidiaries on a consolidated, combined or unitary basis) that they were required to file. All such Tax Returns were complete and correct in all material respects. All Taxes owed by MPC, Seller, the Company and each Subsidiary have been paid. Except as disclosed in Section 2.10(a) of the Disclosure Schedule, there are no Liens on any of the Assets or Properties of any of MPC, the Company or the Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

    (b) (i) Except as disclosed in Section 2.10(b) of the Disclosure Schedule, there is no dispute or claim concerning any Income Tax liability of any of Seller, the Company, any Subsidiary, or any member of the MPC Affiliated Group either (A) claimed or raised by any Governmental or Regulatory Authority in writing or (B) as to which any of Seller, the Company, the Subsidiaries, or any member of the MPC Affiliated Group and the directors and officers thereof has any Knowledge. Section 2.10(b) of the Disclosure Schedule lists all Income Tax Returns filed by the Company, its Subsidiaries or any member of the MPC Affiliated Group for Tax periods ending on or after December 31, 1990, (and for any prior Tax periods to the extent that the statute of limitations for that Tax period has not lapsed), indicates those Income Tax Returns that have been audited, and indicates those Income Tax Returns that currently are the subject of audit. All Income Taxes due with respect to such audits (as described in Section 2.10(b) of the Disclosure Schedule) have been paid or have been reserved for in the Financial Statements. Furthermore, all such Income Taxes being contested are being contested in good faith by appropriate proceedings (as described in Section 2.10(b) of the Disclosure Schedule).

    (ii) Except as disclosed in Section 2.10(b) of the Disclosure Schedule, there is no dispute or claim concerning any Tax liability of any of MPC, Seller, the Company, or any Subsidiary either (A) claimed or raised by any Governmental or Regulatory Authority in writing or (B) as to which any of MPC, Seller, the Company, or the Subsidiaries, and the directors and officers thereof has any Knowledge. Section 2.10(b) of the Disclosure Schedule lists all Tax Returns filed by MPC, the Company and its Subsidiaries for Tax periods ending on or after December 31, 1990, (and for any prior Tax periods to the extent that the statute of limitations for that Tax period has not lapsed), indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. All Taxes due with respect to such audits (as described in Section 2.10(b) of the Disclosure Schedule) have been paid or have been reserved for in the Financial Statements. Furthermore, all such Taxes being contested are being contested in good faith by appropriate proceedings (as described in SECTION 2.10(b) OF THE DISCLOSURE SCHEDULE).

    (c) Except as disclosed in SECTION 2.10(c) OF THE DISCLOSURE SCHEDULE, neither MPC, Seller, the Company, any of the Subsidiaries (other than CMPL), nor any member of the MPC Affiliated Group has waived any statute of limitations in respect of Income Taxes or agreed to any extension of time with respect to an Income Tax assessment or deficiency for any Tax period. Except as disclosed in
SECTION 2.10(c) OF THE DISCLOSURE SCHEDULE, CMPL has not waived any statute of limitations in respect of Income Taxes or agreed to any extension of time with respect to an Income Tax assessment or deficiency for any Tax period.

    (d) Except as disclosed in SECTION 2.10(d) OF THE DISCLOSURE SCHEDULE, none of MPC, the Company and its Subsidiaries is or was a party to or liable under any Income Tax allocation or sharing agreement.

    (e) Except as disclosed in SECTION 2.10(e) OF THE DISCLOSURE SCHEDULE, neither the Company, any of its Subsidiaries, nor any member of the MPC Affiliated Group has been a member of an Affiliated Group, filing a consolidated federal Income Tax Return other than a group the common parent of which is MPC.

    (f) Seller, the Company, the Subsidiaries, and the members of MPC Affiliated Group have withheld and paid all material Taxes required to have been withheld and paid and complied in all material respects with all information reporting and backup withholding requirements, including maintenance of records thereto, in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person.

    (g) None of Seller, the Company, the Subsidiaries, or any member of the MPC Affiliated Group have filed a consent under Code section 341(f) concerning collapsible corporations.

    (h) MPC, Seller, the Company, and the Subsidiaries have complied with the normalization rules of accounting in accordance with Code section 168(i)(9).

    (i) For federal Income Tax purposes, the Company is or will be disregarded as an entity separate from its owners under Treas. Reg. section 301.7701-3(b). No election with respect to the Company has been or will be made to treat the Company as anything other than a disregarded entity.

    2.11  LEGAL PROCEEDINGS.

    (a) There are no Actions or Proceedings pending or, to the Knowledge of Seller and MPC, threatened against, relating to or affecting Seller, MPC, the Company or any Subsidiary in relation to any of their respective Assets and Properties which could reasonably be expected (i) to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or
(ii) except as disclosed in SECTION 2.11(a) OF THE DISCLOSURE SCHEDULE or in SECTIONS 2.10(b), 2.13(e), 2.20 or 2.21(b), individually or in the aggregate with other such Actions or Proceedings, to have a material adverse effect on the Business or Condition of MPC and the Company.

    (b) There are no Orders outstanding against MPC, the Company or any Subsidiary which, individually or in the aggregate with other such Orders, have had, or could have, a material adverse effect on the Business or Condition of MPC and the Company.

    2.12 COMPLIANCE WITH LAWS AND ORDERS. Except as disclosed in SECTION 2.12 OF THE DISCLOSURE SCHEDULE or as described in SECTION 2.21, neither Seller, MPC, the Company nor any Subsidiary is in violation of or in default under any Law or Order applicable to Seller, MPC, the Company or any Subsidiary or any of their respective Assets and Properties the effect of which, individually or in the aggregate with other such violations and defaults, could reasonably be expected to be materially adverse to the Business or Condition of MPC and the Company.

    2.13 BENEFIT PLANS; ERISA. (a) SECTION 2.13(a) OF THE DISCLOSURE SCHEDULE contains a true and complete list and description of each of the Benefit Plans, and identifies each of the Benefit Plans that is a Qualified Plan.

    (b) Except as disclosed in SECTION 2.13(b) OF THE DISCLOSURE SCHEDULE, neither MPC, the Company, any Subsidiary, nor any other corporation or organization controlled by or under common control with any of the foregoing within the meaning of Section 4001 of ERISA has at any time contributed to any "multiemployer plan", as that term is defined in Section 4001 of ERISA and incurred any withdrawal liability, as that term is defined in Section 4201 of ERISA, for any plan of the type described in Sections 4063 and 4064 of ERISA or in Section 413 of the Code (and regulations promulgated thereunder).

    (c) Each of the Benefit Plans is, and its administration is and has been since inception, in compliance with its terms and, where applicable, with ERISA and the Code in all respects, except for such failures to comply which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Business or Condition of MPC and the Company.

    (d) All contributions and other payments required to be made by Seller, MPC, the Company or any Subsidiary or any ERISA Affiliate as defined in
SECTION 12.01 hereof to any Benefit Plan with respect to any period ending before or at or including the Closing Date have been or will be made. Except as disclosed in SECTION 2.13(d) OF THE DISCLOSURE SCHEDULE all benefit obligations and liabilities under any Benefit Plan have been or will be reflected in Financial Statements in accordance with GAAP.

    (e) Except as disclosed in SECTION 2.13(e) OF THE DISCLOSURE SCHEDULE, to the Knowledge of Seller and MPC, there are no pending claims by or on behalf of any Benefit Plan, by any employee, director, contractor or consultant of MPC (or a beneficiary of such an employee, director, contractor or consultant), which allege violations of Law which, individually or in the aggregate, could reasonably be expected to result in liability on the part of Purchaser, MPC, the Company, any Subsidiary or any ERISA Affiliate as defined in SECTION 12.01 hereof or any fiduciary of any such Benefit Plan material to the Business or Condition of MPC and the Company.

    (f) Except as set forth in SECTION 2.13(f) OF THE DISCLOSURE SCHEDULE, complete and correct copies of the following documents have been made available to the Purchaser prior to the execution of this Agreement:

        (i) the Benefit Plans and any related trust agreements and insurance contracts;

        (ii) current summary Plan descriptions of each Benefit Plan subject to ERISA;

       (iii) the most recent Form 5500 and Schedules thereto for each Benefit Plan subject to ERISA reporting requirements;

        (iv) the most recent determination of the IRS with respect to the qualified status of each Qualified Plan;

        (v) the most recent actuarial report of the qualified actuary of any Defined Benefit Plan or any other Benefit Plan with respect to which actuarial valuations are conducted; and

        (vi) all Governmental or Regulatory Authority filings with respect to any reportable event, excise tax, or other extraordinary event that occurred within the past three years and was related to a Benefit Plan.

    (g) Except as set forth in SECTION 2.13(g) OF THE DISCLOSURE SCHEDULE,
(i) neither MPC, the Company nor any Subsidiary is obligated to pay any benefit under any Benefit Plan solely as a result of a "change in control" as defined in 280G of the Code, (ii) neither MPC, the Company, nor any Subsidiary is obligated to make any payment that would be disallowed as a deduction under 280G or 162(m) of the Code, and (iii) neither this transaction, the Restructuring or the Divestiture shall increase the obligation of MPC, the Company or any Subsidiary to fund benefits accrued or benefits payable under any Benefit Plan.

    2.14 PROPERTY. MPC, the Company or a Subsidiary is in possession of and has good title to, or has valid leasehold interests in or valid rights under Contract to use, all property used in and individually or in the aggregate with other such property material to the Business or Condition of MPC and the Company. All such property is free and clear of all Liens, other than Permitted Liens and Liens disclosed in SECTION 2.14 OF THE DISCLOSURE SCHEDULE, and is in all material respects in good working order and condition, ordinary wear and tear excepted.

    2.15 INTELLECTUAL PROPERTY RIGHTS. MPC, the Company and the Subsidiaries currently own, or have license to use, all Intellectual Property material to the Business or Condition of MPC and the Company without any material restrictions as to use or enjoyment. As soon as possible after the execution hereof, Seller will furnish to Purchaser a list of all such Intellectual Property. Neither MPC, the Company nor any of the Subsidiaries has granted, nor is obligated to grant, any material license, sub-license or assignment in respect of any of the Intellectual Property. Neither MPC, the Company nor any of the Subsidiaries is in breach of any license, sub-license or assignment granted to it in respect of any Intellectual Property, and to the Knowledge of Seller and MPC, the operation of the business of MPC, the Company and each Subsidiary does not infringe upon the intellectual property rights of any other Person, except for such breaches or infringements that, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Business or Condition of MPC and the Company.

    2.16 CONTRACTS. (a) SECTION 2.16(a) OF THE DISCLOSURE SCHEDULE (with paragraph references corresponding to those set forth below) contains a true and complete list of each of the following Contracts to which MPC, the Company or any Subsidiary is a party or by which any of their respective Assets and Properties is bound:

        (i) all Contracts (excluding Benefit Plans) providing for a commitment of employment for a specified or unspecified term or otherwise relating to employment or the termination of employment;

        (ii) all Contracts with any Person containing any provision or covenant prohibiting or materially limiting the ability of MPC, the Company or any Subsidiary to engage in any business activity or compete with any Person or prohibiting or materially limiting the ability of any Person to compete with MPC, the Company or any Subsidiary;

       (iii) all material partnership, joint venture, shareholders' or other similar Contracts with any Person other than Contracts listed pursuant to
    (vii) through (xvi) below;

        (iv) all Contracts relating to Indebtedness of MPC, the Company or any Subsidiary in excess of $1,000,000 or to preferred stock issued by MPC, the Company or any Subsidiary (other than Indebtedness owing to or preferred stock owned by MPC, the Company or any wholly-owned Subsidiary);

        (v) all Contracts (other than Contracts listed pursuant to (vii) through (xvi) below) relating to (A) the future disposition or acquisition by MPC, the Company or any Subsidiary of any Assets and Properties individually or in the aggregate in excess of $1,000,000, and
    (B) any merger or other business combination;

        (vi) all collective bargaining or similar labor Contracts;

       (vii) all Contracts active as of June 30, 2000, relating to MPC's purchase of natural gas in its capacity as the natural gas supplier to MPC's utility customers calling for annual payments in excess of, or potentially in excess of $1,000,000 or having a term in excess of one year;

      (viii) all Contracts active as of June 30, 2000, relating to MPC's purchase of electrical power in its capacity as the electrical power supplier to MPC's utility customers calling for annual payments in excess of, or potentially in excess of, $1,000,000 or having a term in excess of one year;

        (ix) all Contracts active as of June 30, 2000, relating to MPC's sale of electric power as a commodity to third party customers calling for annual payments in excess of, or potentially in excess of, $1,000,000 or having a term in excess of one year;

        (x) all Contracts active as of June 30, 2000, relating to MPC's electric transmission system or the Colstrip Transmission System calling for annual payments in excess of, or potentially in excess of, $1,000,000 or having a term in excess of one year;

        (xi) all Contracts active as of June 30, 2000, relating to MPC's natural gas transmission and storage system calling for annual payments in excess of, or potentially in excess of, $1,000,000 or having a term in excess of one year;

       (xii) all material Contracts active as of June 30, 2000, relating to MPC's interest in Milltown Dam;

      (xiii) all material Contracts active as of June 30, 2000, relating to MPC's interest in Colstrip Unit 4;

       (xiv) all material Contracts between MPC and PPL Montana, LLC relating to the generation assets sale transaction between MPC and PPL Montana, LLC which closed on December 17, 1999;

       (xv) all material Contracts active as of June 30, 2000, to which One Call Locators, Ltd. is a party;

       (xvi) all material Contracts active as of June 30, 2000, to which DES is a party;

      (xvii) all Contracts, correspondence and other documents relating to the buy-out negotiations regarding MPC's contracts to purchase power from QFs, including, without limitation, signed letters of intent, whether or not binding on either or both parties thereto, offers and counteroffers;

      (xviii) all Contracts relating to MPC's electric and gas transmission and distribution business, not included in (i) through (xvi) above, under which MPC made payments to the other party in excess of $1,000,000 in 1999 or under which, as of the date of this Agreement, MPC expects to make payments to the other party in excess of $1,000,000 in 2000;

       (xix) all Contracts relating to MPC's electric and gas transmission and distribution business, not included in (i) through (xvi) above, under which MPC received payments from the other party in excess of $1,000,000 in 1999 or under which, as of the date of this Agreement, MPC expects to receive payments from the other party in excess of $1,000,000 in 2000; and

       (xx) all Contracts (other than this Agreement) that (A) limit or contain restrictions on the ability of MPC, the Company or any Subsidiary to declare or pay dividends on, to make any other distribution in respect of or to issue or purchase, redeem or otherwise acquire its capital stock, to incur Indebtedness, to incur or suffer to exist any Lien, to purchase or sell any Assets and Properties, to change the lines of business in which it participates or engages or to engage in any merger or other business combination or (B) require MPC, the Company or any Subsidiary to maintain specified financial ratios or levels of net worth or other indicia of financial condition.

    (b) Each Contract required to be disclosed in SECTION 2.16(a) OF THE DISCLOSURE SCHEDULE is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of MPC, the Company or a Subsidiary and, to the Knowledge of Seller and MPC, of each other party thereto; and except as disclosed in SECTION 2.16(b) OF THE DISCLOSURE SCHEDULE neither MPC, the Company, any Subsidiary nor, to the Knowledge of Seller and MPC, any other party to such Contract is in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Contract), the effect of which, individually or in the aggregate, could reasonably be expected to be materially adverse to the Business or Condition of MPC and the Company.

    (c) Prior to the Closing Date, Seller and MPC have furnished or made available to Purchaser a copy of each Contract or other document required to be disclosed in SECTION 2.16(a) OF THE DISCLOSURE SCHEDULE.

    2.17 LICENSES. Each of MPC, the Company and the Subsidiaries has obtained all Licenses used in and, individually or in the aggregate, with other such Licenses material to the Business or Condition of MPC and the Company. Except as disclosed in SECTION 2.17 OF THE DISCLOSURE SCHEDULE:

        (i) MPC or the Company and each Subsidiary owns or validly holds all such Licenses;

        (ii) each such License is valid, binding and in full force and effect;
    and

       (iii) to the Knowledge of Seller and MPC neither MPC, the Company nor any Subsidiary is in default (or with the giving of notice or lapse of time or both, would be in default) under any such License in any material respect.

    2.18 INSURANCE. SECTION 2.18 OF THE DISCLOSURE SCHEDULE contains a true and complete list of all material insurance policies currently in effect that insure the business, operations or employees of MPC, the Company or any Subsidiary or affect or relate to the ownership, use or operation of any of the Assets and Properties of MPC, the Company or any Subsidiary. Except as set forth in SECTION 2.18 OF THE DISCLOSURE SCHEDULE and except for failures to maintain insurance that, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse effect on the Business or Condition of MPC and the Company, each of MPC, the Company, and the Subsidiaries has been continuously insured with financially responsible insurers, in each case in such amounts and with respect to such risks and losses as are customary for companies in the United States conducting the business conducted by MPC, the Company, and the Subsidiaries. Except as set forth in SECTION 2.18 OF THE DISCLOSURE SCHEDULE, neither Seller, MPC, the Company nor any of the Subsidiaries has received any notice of cancellation, termination or suspension with respect to any of their respective insurance policies, except with respect to any cancellation, termination or suspension that, individually or in the aggregate, has not had and could not reasonably be expected to have a material adverse effect on the Business or Condition of MPC and the Company.

    2.19 AFFILIATE TRANSACTIONS. Except as disclosed in SECTION 2.19 OF THE DISCLOSURE SCHEDULE, as of Closing, neither MPC, the Company nor the Subsidiaries will have any Contractual obligations with respect to Seller or its Affiliates (other than MPC, the Company or the Subsidiaries).

    2.20 LABOR AND EMPLOYMENT MATTERS. Except as disclosed in SECTION 2.20 OF THE DISCLOSURE SCHEDULE, no employee of MPC, the Company or any Subsidiary is presently a member of a collective bargaining unit and, to the Knowledge of Seller and MPC, there are no threatened or contemplated attempts to organize for collective bargaining purposes any of the employees of MPC, the Company or any Subsidiary, and, to the Knowledge of Seller and MPC, there are no threatened or pending actions or proceedings before any Governmental or Regulatory Authority relating to such attempts to organize. Since January 1, 1998, there has been no work stoppage, strike or other concerted action by employees of MPC, the Company or any Subsidiary which materially adversely affected the Business or Condition of MPC and the Company. Except as disclosed in SECTION 2.20 OF THE DISCLOSURE SCHEDULE, there are no unfair labor practice charges or other matters pending before the National Labor Relations Board to which either MPC or any of the Subsidiaries is a party.

    2.21 ENVIRONMENTAL MATTERS. (a) Each of MPC, the Company and the Subsidiaries has obtained all Licenses which are required under applicable Environmental Laws in connection with the conduct of the business or operations of MPC, the Company or such Subsidiary, except where the failure to obtain any such License could not reasonably be expected to be, individually or in the aggregate with other such failures, materially adverse to the Business or Condition of MPC and the Company. Each of such Licenses is in full force and effect and each of MPC, the Company and the Subsidiaries is in compliance with the terms and conditions of all such Licenses and with any applicable Environmental Law, except where the failure to be in compliance could not reasonably be expected to be, individually or in the aggregate with other such failures, materially adverse to the Business or Condition of MPC and the Company.

    (b) Except as noted in the Pilko Environmental Reports and as set forth in
SECTION 2.21 OF THE DISCLOSURE SCHEDULE, (i) neither MPC, the Company, nor any Subsidiary has received written notice of violation of an Environmental Law with respect to any of the Assets and Properties of MPC, the Company, or any Subsidiary, which individually, or in the aggregate with other violations of Environmental Laws, would materially adversely affect the Business or Condition of MPC and the Company; (ii) no site or facility now or previously owned, operated, or leased by MPC, the Company, or any Subsidiary is listed or proposed for listing on the NPL, CERCLIS or any similar state or local list of sites requiring investigation or clean-up, or would require remediation or response under applicable Environmental Laws that would result in expenditures in excess of $500,000 individually, or $1,000,000 in the aggregate; and (iii) to the Knowledge of MPC and Seller, no facts, events or conditions relating to the past or present facilities, properties or operations of MPC, the Company, or any of the Subsidiaries will prevent continued compliance with Environmental Laws or can reasonably be expected to give rise to any investigatory, remedial or corrective obligations pursuant to Environmental Laws, including without limitation any such liabilities or noncompliance relating to onsite or offsite releases or threatened releases of hazardous materials, substances or wastes, which individually or in the aggregate with other such facts, events or conditions, would materially adversely affect the Business or Condition of MPC and the Company.

    2.22 INFORMATION SUPPLIED. The proxy statement relating to the MPC Stockholders' Meeting (as defined in SECTION 4.11), as amended or supplemented from time to time (as so amended and supplemented, the "PROXY STATEMENT"), and any other documents to be filed by MPC with the SEC or any other Governmental or Regulatory Authority in connection with the Restructuring and the other transactions contemplated hereby will (in the case of the Proxy Statement and any such other documents filed with the SEC under the Exchange Act or the Securities Act) comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act, respectively, and will not, on the date of its filing or, in the case of the Proxy Statement, at the date it is mailed to stockholders of MPC and at the time of the MPC Stockholders' meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

    2.23 VOTE REQUIRED. Assuming the accuracy of the representation and warranty contained in SECTION 3.09, the affirmative vote of the holders of record of at least two-thirds of the issued and outstanding common stock of MPC with respect to the adoption of this Agreement and the Restructuring is the only vote of the holders of any class or series of the capital stock of MPC required to adopt this Agreement and approve the Restructuring and the other transactions contemplated hereby.

    2.24 BROKERS. Except for Goldman, Sachs & Co., whose fees, commissions and expenses are the sole responsibility of Seller, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Seller and MPC directly with Purchaser without the intervention of any Person on behalf of Seller and MPC in such manner as to give rise to any valid claim by any Person against Purchaser, MPC, the Company or any Subsidiary for a finder's fee, brokerage commission or similar payment.

    2.25 PUBLIC UTILITY HOLDING COMPANY ACT. As of the date of this Agreement, none of the Subsidiaries is a "public utility company," a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of SECTION 2(a)(5), 2(a)(8) or 2(a)(11) of the Public Utility Holding Company Act of 1935, as amended (the "1935 ACT"), respectively. Neither MPC, the Company nor any Subsidiary is currently regulated under the 1935 Act.

    2.26 REGULATORY FILINGS. All filings (other than immaterial filings) required to be made by MPC or any of the Subsidiaries since January 1, 1997 under the 1935 Act, the Federal Power Act, the Federal Communications Act of 1934 and applicable state Laws, have been timely filed with the SEC, the FERC, the Department of Energy, the FCC or any applicable state public utility commissions (including, to the extent required, the Montana Public Service Commission), as the case may be, including all forms, statements, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, including all rates, tariffs, franchises, service agreements and related documents and all such filings complied in all material respects, as of their respective dates, with all applicable requirements of the applicable statute and the rules and regulations thereunder, except for filings the failure of which to make, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse effect on the Business or Condition of MPC and the Company.

    2.27 RIGHTS AGREEMENT. As of the date of this Agreement, MPC, or the Board of Directors of MPC, as the case may be, has taken all necessary actions so as to render the Rights Agreement dated March 2, 1999, as amended, inapplicable to the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, the Restructuring, the Divestiture and any other transactions contemplated hereby.

    2.28 EFFECT OF RESTRUCTURING. Except as disclosed in Section 2.28 of the Disclosure Schedule, as a consequence of the Restructuring, as of the Closing Date, by operation of law pursuant to Section 35-1-817 and 35-8-1203 of the Montana Code Annotated (1999), the Company will have succeeded to all of MPC's right, title and interest in the Assets and Properties of MPC and constituting the utility business of MPC (the "UTILITY BUSINESS"), as described in that certain Confidential Offering Memorandum dated May 2000 prepared by Goldman, Sachs & Co., except for Assets or Properties acquired or disposed of in compliance with this Agreement, including SECTION 4.07.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

    Purchaser hereby represents and warrants to Seller and MPC as follows:

    3.01 CORPORATE EXISTENCE. Purchaser is a corporation duly incorporated, validly existing and in good standing under the Laws of the state of its incorporation. Purchaser has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

    3.02 AUTHORITY. The execution and delivery by Purchaser of this Agreement, and the performance by Purchaser of its obligations hereunder, have been duly and validly authorized by the Board of Directors of Purchaser, no other corporate action on the part of Purchaser or its stockholders being necessary. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

    3.03 NO CONFLICTS. The execution and delivery by Purchaser of this Agreement do not, the performance by Purchaser of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

    (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws of Purchaser;

    (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in SCHEDULE 3.04 hereto, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties (other than such conflicts, violations or breaches which could not in the aggregate reasonably be expected to adversely affect the validity or enforceability of this Agreement); or

    (c) except as disclosed in SCHEDULE 3.03 hereto or as could not, individually or in the aggregate, reasonably be expected to adversely affect the ability of Purchaser to consummate the transactions contemplated hereby or to perform its obligations hereunder, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Purchaser or any of its Assets or Properties under, any Contract or License to which Purchaser is a party or by which any of its Assets and Properties is bound.

    3.04  GOVERNMENTAL APPROVALS AND FILINGS.  Except as disclosed in
SCHEDULE 3.04 hereto, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice could not reasonably be expected to adversely affect the ability of Purchaser to consummate the transactions contemplated by this Agreement or to perform its obligations hereunder.

    3.05 LEGAL PROCEEDINGS. There are no Actions or Proceedings pending or, to the knowledge of Purchaser, threatened against, relating to or affecting Purchaser or any of its Assets and Properties which could reasonably be expected to result in the issuance of any Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

    3.06 PURCHASE FOR INVESTMENT. The Units will be acquired by Purchaser (or, if applicable, its assignee pursuant to SECTION 13.09(b)) for its own account for the purpose of investment, it being understood that the right to dispose of such Units shall be entirely within the discretion of Purchaser

(or such assignee, as the case may be). Purchaser (or such assignee, as the case may be) will refrain from transferring or otherwise disposing of any of the Units, or any interest therein, in such manner as to cause Seller to be in violation of the registration requirements of the Securities Act or applicable state securities or blue sky laws.

    3.07 BROKERS. Except for Credit Suisse First Boston, whose fees, commissions and expenses are the sole responsibility of Purchaser, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser directly with Seller without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against Seller, the Company or any Subsidiary for a finder's fee, brokerage commission or similar payment.

    3.08 FINANCING. Purchaser has sufficient cash and/or available credit facilities or written commitments for credit facilities (and has provided Seller and MPC with evidence thereof) to pay the Purchase Price and to make all other necessary payments of fees and expenses in connection with the transactions contemplated by this Agreement.

    3.09 OWNERSHIP OF THE CAPITAL STOCK. Purchaser does not beneficially own any of the capital stock of MPC.

    3.10 EXON-FLORIO. Purchaser is not a "foreign person" for purposes of the Exon-Florio Amendment.

    3.11 INDEPENDENT EVALUATION. Purchaser is experienced and knowledgeable in the utility business, and is aware of its risks. Purchaser has been afforded the opportunity to examine the materials made available to it by Seller in Seller's offices in Butte, Montana (the "Data Room") with respect to MPC, the Company, its Subsidiaries and their business (the "Background Materials"). The Background Materials include files, or copies thereof, that MPC, the Company and its Subsidiaries have used in their normal course of business and other information about MPC, the Company and its Subsidiaries and their business that MPC, the Company and its Subsidiaries have compiled or generated; however, Purchaser acknowledges and agrees that neither MPC, the Seller nor the Company, the Subsidiaries or other Person has made any representations or warranties, express or implied, written or oral, as to the accuracy or completeness of the Background Materials or, except for the representations and warranties of Seller contained in this Agreement, as to any other information relating to MPC, the Company, the Subsidiaries or their business furnished or to be furnished to Purchaser or its representatives by or on behalf of Seller. In entering into this Agreement, Purchaser acknowledges and affirms that it has relied and will rely solely on the terms of this Agreement and upon its independent analysis, evaluation and investigation of, and judgment with respect to, the business, economic, legal, tax or other consequences of this transaction including its own estimate and appraisal of the extent and value of and the risks associated with the utility business. Purchaser's representatives have visited the offices of Seller and have been given opportunities to examine the Books and Records Seller has made available relating to MPC, the Company, the Subsidiaries and their business. Except as expressly provided in this Agreement, neither Seller nor MPC, the Company nor the Subsidiaries shall have any liability to Purchaser or its Affiliates, agents, representatives or employees resulting from any use, authorized or unauthorized, by Purchaser or its Affiliates, agents, representatives or employees of the Background Materials or other information relating to MPC, the Company, the Subsidiaries or their business provided by or on behalf of MPC, any Seller, the Company or its Subsidiaries.

                                   ARTICLE IV
                          COVENANTS OF SELLER AND MPC

    Each of Seller and MPC covenants and agrees with Purchaser that, at all times from and after the date hereof until the Closing, Seller and MPC will comply with all covenants and provisions of this ARTICLE IV, except to the extent Purchaser may otherwise consent in writing.

    4.01 REGULATORY AND OTHER APPROVALS. Seller and MPC will, and will cause the Company and the Subsidiaries to, as promptly as practicable (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of Seller, MPC, the Company or any Subsidiary to consummate the transactions contemplated hereby, including without limitation those described in SECTIONS 2.06 AND 2.07 OF THE DISCLOSURE SCHEDULE, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) provide reasonable cooperation to Purchaser in connection with the performance of its obligations under SECTIONS
5.01 and 5.02. Seller and MPC will provide prompt notification to Purchaser when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Purchaser of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.

    4.02 HSR FILINGS. In addition to and not in limitation of Seller's and MPC's covenants contained in SECTION 4.01, Seller and MPC will (a) take promptly all actions necessary to make the filings required of Seller, MPC or their Affiliates under the HSR Act, (b) comply at the earliest practicable date with any request for additional information received by Seller, MPC or their Affiliates from the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act and (c) cooperate with Purchaser in connection with Purchaser's filing under the HSR Act and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement commenced by either the Federal Trade Commission or the Antitrust Division of the Department of Justice or state attorneys general. In the event that a suit or objection is instituted by any Person challenging this Agreement and the transactions contemplated hereby as violative of applicable competition and antitrust laws, each of Purchaser and Seller, MPC and the Company shall use commercially reasonable efforts to resist or resolve such suit or objection.

    4.03 INVESTIGATION BY PURCHASER. Seller and MPC will, and will cause the Company and the Subsidiaries to, (a) provide Purchaser and its officers, employees, counsel, accountants, financial advisors, consultants and other representatives (together, "REPRESENTATIVES") with full access, upon reasonable prior notice and during normal business hours, to all officers, employees, agents and accountants of MPC, the Company and the Subsidiaries and their Assets and Properties and Books and Records, but only to the extent that such access does not unreasonably interfere with the business and operations of MPC, the Company and the Subsidiaries, and (b) furnish Purchaser and such other Persons with all such information and data (including without limitation copies of Contracts, Benefit Plans and other Books and Records) concerning the business and operations of MPC, the Company and the Subsidiaries as Purchaser or any of such other Persons reasonably may request in connection with such investigation (and permit the copying thereof), except to the extent that furnishing any such information or data would violate any Law, Order, Contract or License applicable to Seller, MPC, the Company or any Subsidiary or by which any of their respective Assets and Properties is bound.

    4.04 NO SOLICITATIONS. Seller and MPC will not take, nor will they permit the Company, the Subsidiaries or any Affiliate of Seller or MPC (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Seller, MPC, the Company, the Subsidiaries or any such Affiliate) to take, directly or indirectly, any action to solicit, encourage, receive, negotiate, assist or otherwise facilitate (including by furnishing confidential information with respect to MPC, the Company or any Subsidiary or permitting access to the Assets and Properties and Books and Records of MPC, the Company or any Subsidiary) or accept any offer or inquiry from any Person concerning an Acquisition Proposal. Notwithstanding the foregoing, MPC or its Board of Directors shall be permitted to (A) to the extent applicable, comply with Rule 14e-2(a) promulgated under the Exchange Act with regard to an Acquisition Proposal, or
(B) engage in any discussions or negotiations with, or provide any information to any Person in response to an unsolicited bona fide written Acquisition Proposal, by any such Person, if and only to the extent that, in the case of the actions referred to in clause (B), (i) the MPC Stockholders' Meeting shall not have occurred, (ii) the Board of Directors of MPC, concludes in good faith after consultation with its financial advisors and legal advisors, that such Acquisition Proposal would reasonably be expected to constitute a Superior Proposal, (iii) prior to providing any information or data to any Person in connection with an Acquisition Proposal by any such Person, the Board of Directors of MPC receives from such Person an executed confidentiality agreement on terms no less favorable to the Company than those contained in the Confidentiality Agreement between MPC and Purchaser regarding the sale of the Utility Business and (iv) prior to providing any information or data to any Person or entering into discussions or negotiations with any Person, the Board of Directors of MPC notifies Purchaser immediately of such inquiries, proposals or offers received by, any such information requested from, or any such discussions or negotiations sought to be initiated or continued with, any of its representatives indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers. Seller and MPC agree immediately to cease and cause to be terminated any existing activities, discussions, or negotiations with any parties heretofore conducted with respect to any Acquisition Proposal. Seller and MPC agree to take the necessary steps promptly to inform all such Persons of its obligations hereunder. Nothing in this Section 4.04 shall (x) permit Seller or MPC to terminate this Agreement (except as specifically provided in Article XI), or
(y) affect any other obligation of Seller or MPC under this Agreement.

    4.05 CONDUCT OF BUSINESS. MPC will, and will cause the Company and the Subsidiaries to, conduct business only in the ordinary course consistent with past practice and in compliance with applicable Law and will timely seek renewal of all Licenses and permits required or necessary for the operation of the Utility Business. Without limiting the generality of the foregoing, and other than with respect to, and in connection with, the Restructuring and the Divestiture, MPC will, and will cause the Company and the Subsidiaries to, use commercially reasonable efforts, to the extent the officers of MPC believe such action to be in the best interests of MPC and the Subsidiaries, to (a) preserve intact the present business organization, reputation and franchises of MPC, the Company and the Subsidiaries in all material respects, (b) keep available (subject to dismissals and retirements (including retirements pursuant to MPC's "Special Retirement Program") in the ordinary course of business and consistent with past practice and transfers to any Affiliate of MPC) the services of the key officers and employees of MPC and the Subsidiaries, (c) maintain the Assets and Properties of MPC, the Company and the Subsidiaries in good working order and condition, ordinary wear and tear excepted, and (d) maintain the good will of key customers, suppliers and lenders and other Persons with whom MPC or any Subsidiary otherwise has significant business relationships.

    4.06 FINANCIAL STATEMENTS AND REPORTS. (a) As promptly as practicable and in any event no later than forty five (45) days after the end of each fiscal quarter ending after the date hereof and before the Closing Date (other than the fourth quarter) or ninety (90) days after the end of each fiscal year ending after the date hereof and before the Closing Date, as the case may be, MPC will deliver to Purchaser true and complete copies of the unaudited consolidated balance sheet and the related unaudited consolidated statement of operations of MPC and the Subsidiaries, in each case as of and for the fiscal year then ended or as of and for each such fiscal quarter and the portion of the fiscal year then ended, as the case may be, together with the notes, if any, relating thereto, which financial statements shall be prepared on a basis consistent with the Financial Statements.

    (b) As promptly as practicable, MPC will deliver to Purchaser true and complete copies of such other regularly-prepared financial statements, reports and analyses as may be prepared or received by MPC, the Company or any Subsidiary relating to the business or operations of MPC, the Company or any Subsidiary.

    4.07 CERTAIN RESTRICTIONS. MPC will, and will cause the Subsidiaries to refrain from:

    (a) except as disclosed in SECTION 4.07(a) OF THE DISCLOSURE SCHEDULE, and except as may be necessary or desirable in connection with the Restructuring, amending their certificates or articles of incorporation or by-laws (or other comparable corporate charter documents) in any material respect or taking any action with respect to any such amendment or any recapitalization, reorganization, liquidation or dissolution of any such corporation;

    (b) except as disclosed in SECTION 4.07(b) OF THE DISCLOSURE SCHEDULE, and except as may be necessary or desirable in connection with the Restructuring, authorizing, issuing, selling or otherwise disposing of any shares of capital stock of or any Option with respect to MPC, the Company or any Subsidiary, or modifying or amending any right of any holder of outstanding shares of capital stock of or Option with respect to MPC, the Company or any Subsidiary;

    (c) except for (i) the declaration of regular quarterly cash dividends on the MPC common stock not to exceed twenty (20) cents per share, and (ii) the payment of dividends required to be paid in respect of MPC outstanding preferred stock, declaring, setting aside or paying any dividend or other distribution in respect of the capital stock of MPC, the Company or any Subsidiary or directly or indirectly redeeming, purchasing or otherwise acquiring any capital stock of or any Option with respect to MPC, the Company or any Subsidiary;

    (d) except as disclosed in SECTION 4.07(d) OF THE DISCLOSURE SCHEDULE and as specified in the Budget, acquiring or disposing of, or incurring any Lien (other than a Permitted Lien) on, any Assets and Properties individually or in the aggregate material to the Business or Condition of MPC and the Company;

    (e) except (i) as disclosed in SECTION 4.07(e) OF THE DISCLOSURE SCHEDULE, and (ii) in the ordinary course of business consistent with past practices, the Budget and the terms and provisions of this Agreement, entering into, or in any material respect amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to any Contract to which MPC, the Company or any Subsidiary is a party which is material to the Business or Condition of MPC and the Company;

    (f) other than as specified in the Budget, (i) voluntarily incurring Indebtedness in an aggregate principal amount exceeding $5,000,000 (other than refinancings where the principal amount refinanced is no greater than the amount repaid), or (ii) purchasing, canceling, prepaying or otherwise providing for a complete or partial discharge in advance of a scheduled payment date with respect to, or waiving any right under, any Indebtedness in an aggregate principal amount exceeding $1,000,000 (in either case other than Indebtedness of MPC, the Company or a Subsidiary owing to MPC, the Company or a wholly-owned Subsidiary); PROVIDED, HOWEVER, that MPC, Seller, the Company and the Subsidiaries may take any and all actions necessary or appropriate to terminate the Employee Stock Ownership Plan portion of the MPC 401(k) Plan, and to prepay any outstanding Indebtedness of MPC, the Company and the Subsidiaries attributable to such Employee Stock Ownership Plan;

    (g) other than in connection with the Restructuring, engaging with any Person in any merger or other business combination;

    (h) except as set forth in the Budget, making (1) capital expenditures or commitments for additions to property, plant or equipment constituting capital assets or (2) making expenditures with respect to operations and maintenance or incurring general and administrative expenses, in each case in an aggregate amount exceeding $1,000,000;

    (i) except to the extent required by applicable Law or reasonably and in good faith believed by the officers of MPC or the Company to be in the best interests of MPC, the Company and the Subsidiaries (and subject in each case to prior written notice to, and consultation with, Purchaser), making any material change in (A) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy, or (B) any method of calculating any bad debt, contingency or other reserve for accounting, financial reporting or Tax purposes;

    (j) other than in the ordinary course of business or to the extent required by applicable Law (including without limitation, the duty to bargain in good faith under any collective bargaining agreement) (and subject in each case to prior written notice to, and consultation with, Purchaser), adopting, entering into or becoming bound by any material Benefit Plan, employment-related Contract or collective bargaining agreement, or amending, modifying or terminating (partially or completely) any such Benefit Plan (other than the Employee Stock Ownership Plan portion of the MPC 401(k) Plan), employment-related Contract or collective bargaining agreement if such action will result in material additional cost to MPC;

    (k) making any change in its fiscal year;

    (l) except as set forth in the Budget, making any loans or advances by it to, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or owning, purchasing or acquiring stock, obligations or securities of, or any other interest in, or make any capital contributions to, any Person;

    (m) effectuating a "plant closing" or "mass layoff", as those terms are defined in the Worker Adjustment and Retraining Act, affecting in whole or in part any site of employment, facility, operating unit or employee of MPC, the Company or any Subsidiary;

    (n) paying, discharging or satisfying any claims, liabilities or obligations (obsolete, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the balance sheet comprising the Interim Financial Statements;

    (o) making or changing any Tax election, filing any amended Tax Return, settling or compromising any federal, state, local or foreign Tax liability, changing any annual Tax accounting period, changing any method of Tax accounting, entering into any closing agreement relating to any Tax, surrendering any right to claim a Tax refund, or consenting to any extension or waiver of the limitations period applicable to any Tax claim or assessment, in each case in a manner which could reasonably be expected to have material adverse effect on Purchaser, the Company or the Subsidiaries for any post Closing period; or

    (p) selling any cushion gas other than sales in accordance with prudent utility practices, the proceeds of which will remain with, or be used for the benefit of, MPC; or

    (q) entering into any Contract to do or engage in any of the foregoing.

    Notwithstanding any provision to the contrary, nothing in this SECTION 4.07 or SECTION 4.05 shall require MPC, Seller or the Company to revise, dishonor or delay performance of any obligation under agreements in existence prior to the date hereof.

    4.08 AFFILIATE TRANSACTIONS. Except as disclosed in SECTION 4.08 OF THE DISCLOSURE SCHEDULE, immediately prior to the Closing, all Indebtedness and other amounts owing under Contracts between Seller, any officer, director or Affiliate (other than MPC, the Company or any Subsidiary) of Seller, on the one hand, and MPC, the Company or any of the Subsidiaries, on the other (each an "AFFILIATE CONTRACT"), including the policy among the members of the MPC Affiliated Group as described in SECTION 2.10(d) OF THE DISCLOSURE SCHEDULE, will be paid in full. With respect to any Affiliate Contract disclosed in
SECTION 4.08 OF THE DISCLOSURE SCHEDULE or entered into after the date hereof, which provides for the provision of services to MPC, the Company or any Subsidiary, Seller and MPC will, at Purchaser's election prior to the Closing Date, either
(i) terminate such Contract or cause it to be terminated, effective as of the Closing Date, or (ii) cause such Contract to provide, effective as of the Closing Date, that the same is terminable at the option of MPC, the Company or the Subsidiary, as applicable, upon not more than 30 days prior notice or such shorter period as may be provided for under the existing provisions of such Contract.

    4.09 FULFILLMENT OF CONDITIONS. Seller and MPC will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of Purchaser contained in this Agreement and will not, and will not permit the Company or any Subsidiary to, take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

    4.10 COMPLETION OF RESTRUCTURING. Seller and MPC will use their best efforts to cause the Restructuring to become effective prior to the Closing.

    4.11 PREPARATION AND MAILING OF PROXY STATEMENT. As soon as practicable after the date of this Agreement, MPC shall prepare and mail the Proxy Statement to the holders of MPC capital stock entitled to vote at the meeting of the stockholders of MPC to be called by MPC for the purpose of obtaining the MPC Stockholders Approval (the "MPC STOCKHOLDERS' MEETING") at the earliest practicable time following the date hereof.

    4.12 APPROVAL OF MPC STOCKHOLDERS. MPC shall, through its Board of Directors, duly call, give notice of, convene and hold the MPC Stockholders Meeting for the purpose of voting on the approval and adoption of this Agreement and the Restructuring (the "MPC STOCKHOLDERS' APPROVAL") as soon as reasonably practicable after the date hereof. Subject to the following sentence MPC shall, through its Board of Directors, include in the Proxy Statement the recommendation of the Board of Directors of MPC that the stockholders of MPC approve and adopt this Agreement and the Restructuring, and shall use its best efforts to obtain such approval and adoption. The Board of Directors of MPC shall not withdraw, amend or modify in a manner adverse to Purchaser its recommendation referred to in the preceding sentence (or announce publicly its intention to do so), except that such Board of Directors shall be permitted to withdraw, amend or modify its recommendation (or publicly announce its intention to do so) if: (i) Seller and MPC have complied with SECTION 4.04; (ii) an unsolicited Superior Proposal shall have been proposed by any Person other than Purchaser and such proposal is pending at the time of such withdrawal, amendment or modification; and (iii) MPC shall have notified Purchaser in writing of such Superior Proposal at least three (3) Business Days in advance of such withdrawal, amendment or modification.

    4.13 COMPLETION OF THE DIVESTITURE. Seller and MPC will use their commercially reasonable efforts to cause the Divestiture to be completed prior to the Closing.

    4.14 REGULATORY PROCEEDINGS. Seller, MPC and the Company will take commercially reasonable steps to enable Purchaser to participate as a party in interest in all current and future FERC proceedings and PSC proceedings, including but not limited to, stranded costs, default supplier rules, regional transmission organizations and electric and gas rate increase requests. In the event that applicable rules will not allow Purchaser to so participate in such proceedings, Seller, MPC and the Company agree to furnish Purchaser with all documentation filed in connection therewith and to consult and cooperate with Purchaser on an ongoing basis regarding the conduct thereof.

    4.15 SALE OF COLSTRIP 1, 2, AND 3 TRANSMISSION SYSTEM. Seller and MPC will use their commercially reasonable efforts to consummate the sale of the interest in the Colstrip 1, 2, and 3 Transmission System to PPL Montana LLC for the agreed consideration of $97 million cash and the proceeds of which will remain with, or be used for the benefit of, MPC.

    4.16 QF CONTRACTS. Seller and MPC agree to advise, consult and cooperate with Purchaser regarding all negotiations for the buyout or buydown of QF contracts and promptly furnish copies to Purchaser of all new letters of intent and definitive agreement for the buyout or buydown of QF contracts.

    4.17 MPC BENEFIT RESTORATION PLANS. Seller and MPC agree that, from and after the date of this Agreement, Seller and MPC will not allow any new participant in the MPC Benefit Restoration Plan for Senior Executives or the MPC Benefit Restoration Plan for Directors nor amend or modify the terms of such plans other than to transfer participants or obligations out of such plans to Seller or its Affiliates in a manner that results in no liability to Purchaser.

    4.18 POWER SUPPLY. Seller and MPC agree to advise, consult and cooperate with Purchaser regarding steps to be taken to manage power supply risks, including (i) securing power to replace that currently supplied under the wholesale buyback agreement with PPL Montana LLC that expires on June 30, 2001,
(ii) supplying MPC's residual customer load in full in the event the PSC proceeding on default supplier rules is not resolved by June 30, 2001, or if MPC's default supplier role is extended beyond July 1, 2002, and (iii) securing power to serve MPC's power supply obligations to Advanced Silicon
Materials, Inc. Seller and MPC agree to take reasonable and prudent steps to mitigate such risk, including contracting for additional power supply, and to consult and cooperate with Purchaser in the taking of such steps.

    4.19 GENERATION SALE PROCEEDS. Seller and MPC agree to maintain the net after tax cash proceeds from the sale of generation and related assets to PPL Montana LLC, after reduction for unrecovered regulatory assets, as cash reserves (which as of the date hereof, shall not be less than $55,000,000) and not to apply the same except as mandated by the PSC or FERC final order (or if such order is appealed by the final non-appealable order of the applicable court with jurisdiction over such appeal) on stranded cost recovery or as otherwise consented to by Purchaser.

    4.20 REGIONAL TRANSMISSION ORGANIZATION AND INDEPENDENT TRANSMISSION COMPANY. Seller and MPC agree to advise, consult and cooperate with Purchaser regarding all negotiations and agreements for the potential inclusion of MPC or the Company in any Independent Transmission Company or Regional Transmission Company or Regional Transmission Organization. Seller and MPC agree to promptly furnish Purchaser copies of all agreements regarding the Independent Transmission Company or Regional Transmission Organization.

    4.21 NOTIFICATION OF CERTAIN MATTERS. Seller and MPC shall give prompt notice to Purchaser, and Purchaser shall give prompt notice to Seller and MPC, of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate and (ii) any failure of Seller, MPC, the Company, or any Subsidiary or Purchaser, as the case may be, to comply with or satisfy any covenant, condition or agreement to be completed with or satisfied by it hereunder; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this SECTION 4.21 shall not limit or otherwise affect the remedies available hereunder to the party entitled to receive such notice.

    4.22 CONFIDENTIALITY AND STANDSTILL AGREEMENTS. From the date hereof to the Closing Date, neither Seller, MPC, nor the Company shall terminate, amend, modify or waive any provisions of any confidentiality or standstill agreement relating to the Utility Business to which it is a party or by which it is bound. During such period, Seller, MPC and the Company each shall enforce, to the fullest extent permitted under applicable law, the provisions of any such agreement, including but not limited to, by obtaining injunctive relief to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court having jurisdiction.

                                   ARTICLE V
                             COVENANTS OF PURCHASER

    Purchaser covenants and agrees with Seller and MPC that, at all times from and after the date hereof until the Closing and, in the case of SECTION 5.04 and
SECTION 5.07, thereafter, Purchaser will comply with all covenants and provisions of this ARTICLE V, except to the extent Seller and MPC may otherwise consent in writing.

    5.01 REGULATORY AND OTHER APPROVALS. Purchaser will as promptly as practicable (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of Purchaser to consummate the transactions contemplated hereby, including without limitation those disclosed in SCHEDULES 3.03 and 3.04 hereto, and those that may be required in connection with the transaction structure contemplated by SECTION 5.08, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) provide reasonable cooperation to Seller, the Company and the Subsidiaries in connection with the performance of their obligations under SECTIONS 4.01 and 4.02. Purchaser will provide prompt notification to Seller when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Seller of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.

    5.02 HSR. In addition to and without limiting Purchaser's covenants contained in SECTION 5.01, Purchaser will (i) take promptly all actions necessary to make the filings required of Purchaser or its Affiliates under the HSR Act, (ii) comply at the earliest practicable date with any request for additional information received by Purchaser or its Affiliates from the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act and (iii) cooperate with Seller in connection with Seller's filing under the HSR Act and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement commenced by either the Federal Trade Commission or the Antitrust Division of the Department of Justice or state attorneys general.

    5.03  [INTENTIONALLY OMITTED.]

    5.04  EMPLOYEE MATTERS.

    (a) CONTINUATION OF COMPENSATION AND BENEFITS. Except as otherwise provided in this SECTION 5.04, during the period from the Closing Date until twenty-four months following the Closing Date, the Purchaser will maintain, or shall cause the Company and the Subsidiaries to maintain, base salary, wages, compensation levels (including, without limitation, incentive compensation or comparable cash equivalent plan) and employee pension and welfare benefit plans and programs for the benefit of the employees of MPC, the Company and the Subsidiaries, which, in the aggregate, are at least equal to, or equivalent in value to, the base salary, wages, compensation levels, and Benefit Plans listed in SECTION 2.13(a) OF THE DISCLOSURE SCHEDULE provided to the employees of MPC, the Company and the Subsidiaries on the date of this Agreement, plus any base salary and wage adjustments made in the ordinary course of business between the date of this Agreement and the Closing Date.

    (b) SERVICE CREDIT. The Purchaser shall provide, or shall cause the Company and the Subsidiaries to provide, each employee of MPC, the Company and the Subsidiaries with credit for all service with MPC, the Company and the Subsidiaries for all purposes under each employee benefit plan, program, or arrangement of the Purchaser or its Affiliates in which such employee is eligible to participate, except to the extent that such service credit would result in a duplication of benefits with respect to the same period of service.

    (c) BONUSES; INCENTIVE COMPENSATION. The Purchaser shall maintain, or shall cause the Company and the Subsidiaries to maintain, the bonus plans and other incentive compensation plans and programs maintained by Seller and/or any of its Affiliates or comparable cash equivalent plans in which the employees of MPC, the Company and the Subsidiaries are eligible to participate (including terminated or retired employees) who remain eligible to participate under the terms of such plans, as in effect on the date of this Agreement, through the end of the calendar year in which the Closing Date occurs, with the bonuses and incentive compensation to be paid thereunder by Purchaser and/or its Affiliates determined (i) in accordance with calculation methods directed by Seller, such methods to be consistent with the terms of such incentive compensation plans in effect on the date of this Agreement and MPC's, the Company's and the Subsidiaries' past practices, as appropriate, and (ii) in such a manner so that the effects of the transaction contemplated by this Agreement will not unduly burden or benefit the employees of MPC, the Company and the Subsidiaries.

    (d)  SEVERANCE POLICY; OTHER AGREEMENTS.  Except as disclosed in
SECTION 5.04(d) OF THE DISCLOSURE SCHEDULE, if the employment of any employee of the Company or a Subsidiary, is terminated within twenty-four months after the Closing Date by (i) action of the Purchaser or any of its Affiliates other than for Cause or (ii) action of an employee following (A) a reduction in such employee's base salary equal to or greater than fifteen percent (15%) or
(B) such employee's decision not to relocate more than fifty (50) miles from his or her then current job location, then Purchaser shall pay, or shall cause the Company or the affected Subsidiary to pay, each such employee a lump sum severance benefit (less required tax withholding and other withholding obligations required by Law) in an amount equal to the sum of (x) ten percent (10%) of such employee's base salary multiplied by such employee's "years of service" up to a maximum of one hundred percent (100%) of such base salary, plus
(y) six thousand dollars ($6,000). For purposes of the foregoing, "years of service" shall mean the employee's aggregate total years of service (pro-rated to the date of termination) with MPC, the Purchaser and any of their respective Affiliates. Notwithstanding the foregoing, for those employees disclosed in
SECTION 5.04(d) OF THE DISCLOSURE SCHEDULE who are parties to an individual change in control severance agreement with MPC, the terms of such agreement shall apply with respect to any termination of such employee, and the consummation of the transaction contemplated by this Agreement will be deemed to constitute a "Change in Control" for purposes of each such agreement. The Purchaser shall honor, or shall cause the Company and the Subsidiaries to honor, all such individual change in control severance agreements with such employees, and the Purchaser shall be liable for any amount(s) or benefit(s) due thereunder.

    (e) BENEFIT PLAN OBLIGATIONS. The Purchaser shall be, or shall cause the Company and the Subsidiaries to be, responsible for all obligations existing on the Closing Date (including, without limitation, any such obligations that have been incurred but not yet paid) under any Benefit Plan (including, without limitation, all health and welfare, life insurance and disability plans and programs) applicable to the employees and former employees of MPC, the Company and the Subsidiaries and to certain former employees of Affiliates of MPC, as disclosed in SECTION 5.04(e) OF THE DISCLOSURE SCHEDULE (collectively, the "COVERED PARTICIPANTS") and their covered dependents. Effective as of the Closing Date, Seller and its Affiliates (other than MPC, the Company or any Subsidiary) shall have no liability or responsibility for any obligation under any Benefit Plan applicable to the Covered Participants and their covered dependents with respect to claims incurred by the Covered Participants or their covered dependents prior to the Closing Date under each Benefit Plan. Expenses and benefits with respect to claims incurred by the Covered Participants or their covered dependents on or after the Closing Date shall be the responsibility of Purchaser. For purposes of this paragraph, a claim is deemed incurred when the services that are the subject of the claim are performed; in the case of life insurance, when the death occurs, and, in the case of short-term or long-term disability benefits, when the disability occurs. The Purchaser shall, or shall cause the Company and the Subsidiaries to (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Covered Participants and their covered dependents under any Benefit Plan, in which such Covered Participants and their covered dependents may be eligible to participate after the Closing Date and (ii) provide each Covered Participant and their covered dependents with credit for any co-payments and deductibles paid prior to the Closing Date in satisfying any applicable deductible or out-of-pocket requirements under any Benefit Plan in which such Covered Participants and their covered dependents are eligible to participate after the Closing Date.

    (f) MPC 401(k) PLAN. Effective as of the Closing Date, Purchaser shall sponsor and maintain, or shall cause the Company to sponsor and maintain, the MPC 401(k) Plan, or a comparable Qualified Plan (with the employer contribution being made in cash not shares), for the eligible participants and beneficiaries (including continuing the Seller stock investment fund for the exclusive benefit of the eligible participants and beneficiaries who had balances in such fund on the Closing Date) for at least twenty-four months after the Closing Date. Effective as of the Closing Date, employees of the Seller and its Affiliates (other than MPC, the Company and the Subsidiaries) shall cease to accrue benefits and service credits under the MPC 401(k) Plan. To the extent Purchaser sponsors or maintains a comparable plan rather than the MPC 401(k) Plan, such comparable plan shall provide for the acceptance of a trust to trust transfer and rollover distributions from MPC Qualified Plans and/or conduit individual retirement accounts established by such participants and beneficiaries.

    (g) MPC PENSION PLAN. Effective as of the Closing Date, Purchaser shall sponsor and maintain, or shall cause the Company to sponsor and maintain, the Montana Power Company Pension Plan (the "MPC PENSION PLAN"), or a comparable plan, for eligible participants and beneficiaries for at least twenty-four months after the Closing Date. Effective as of the Closing Date, employees of the Seller and its Affiliates (other than MPC, the Company and the Subsidiaries) shall cease to accrue benefits under the MPC Pension Plan.

    (h) SUPPLEMENTAL RETIREMENT PLANS. Except as disclosed in SECTION 5.04(h) OF THE DISCLOSURE SCHEDULE, effective as of the Closing Date the Purchaser shall maintain and shall be responsible for, or shall cause the Company and the Subsidiaries to maintain and be responsible for, all current and future obligations of MPC, the Company and the Subsidiaries under any supplemental pension benefit or benefit replacement or restoration plan, program or individual arrangement maintained by MPC, the Company and the Subsidiaries as in effect on the Closing Date.

    (i) STOCK OPTION OBLIGATION. On the Closing Date, each unvested stock option on MPC common stock issued under any plan or program of MPC or its Affiliates under which the employees of MPC, the Company and the Subsidiaries have previously been awarded stock options on MPC common stock (an "MPC STOCK OPTION") shall be cancelled, and the holder thereof shall be entitled to receive on the Closing Date or as soon as practicable thereafter, from the Purchaser as consideration for such cancellation, either (i) stock options of substantially equivalent value ("SUBSTITUTE STOCK OPTIONS") to such holder's MPC Stock Options (with Seller reserving reasonable discretion to determine whether such Substitute Stock Options are of "substantially equivalent value"), or (ii) an amount in cash (less required tax withholding and other withholding obligations required by Law) equal to the product of (x) the number of shares previously subject to such MPC Stock Option and (y) the excess, if any, of the market price per share (the average of the high and low prices of the underlying MPC common stock as reported on the New York Stock Exchange Composite Tape on the Closing
Date) over the exercise price per share of the cancelled MPC Stock Option; PROVIDED, HOWEVER, that if the Purchaser provides Substitute Stock Options in accordance with (i) of this paragraph, then the Purchaser shall pay, or shall cause the Company or the Subsidiaries to pay, in cash to any employee of MPC, the Company and the Subsidiaries who receives Substitute Stock Options, but whose employment terminates before such Substitute Stock Options vest under circumstances that would entitle the employee to the benefit described in
SECTION 5.04(d), the amount computed under (ii) above as of the Closing Date.

    (j) RETIREE BENEFITS. Except as disclosed in SECTION 5.04(j) OF THE DISCLOSURE SCHEDULE, effective as of the Closing Date, the Purchaser shall maintain and shall be responsible for, or shall cause the Company and the Subsidiaries to maintain and be responsible for, all current and future obligations of MPC, the Company and the Subsidiaries with respect to (i) any post-retirement health or welfare benefit plan, program or arrangement maintained by MPC, the Company and the Subsidiaries as in effect on the Closing Date and (ii) the utility discount provided to certain retired employees and certain other employees, as disclosed in SECTION 5.04(j) OF THE DISCLOSURE SCHEDULE, of MPC, the Company and the Subsidiaries. The post retirement health and welfare benefits described in (i) above shall be continued for their full terms as provided in the applicable plan, program or arrangement as in effect on the Closing Date, and the utility discount described in (ii) above shall be continued at least until residential customer choice for electric and natural gas utility service is fully implemented in Montana.

    (k) COLLECTIVE BARGAINING AGREEMENTS. The wages, compensation levels and employee pension and welfare benefit plans and programs for the benefit of employees of MPC, the Company and the Subsidiaries who are covered by a collective bargaining agreement shall be governed by the terms of such collective bargaining agreement, except (i) to the extent that an employee is eligible for the benefits provided under SECTION 5.04(c) and/or
SECTION 5.04(d)and (ii) SECTION 5.04(b) shall apply with respect to all such employees. To the extent that the terms or provisions of any such collective bargaining agreement conflict with any of the terms or provisions of this Agreement, the terms or provisions of the collective bargaining agreement shall govern.

    (l) CONTINUING OBLIGATION. If the Purchaser sells or otherwise disposes of all or substantially all of the stock or assets of the Company within twenty-four months of the Closing Date, or such other longer time period as may be applicable to any individual change in control severance agreement, the Purchaser shall, in connection with such disposition cause the transferee of such stock or assets to honor the provisions of this SECTION 5.04 until twenty-four months after the Closing Date, or such other longer time period as may be applicable under any individual change in control severance agreement.

    5.05 FULFILLMENT OF CONDITIONS. Purchaser will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of Seller contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

    5.06 COMMUNICATION BETWEEN THE PARTIES. If Purchaser develops information prior to the Closing Date that leads Purchaser to believe that Seller has breached a representation or warranty under this Agreement, Purchaser shall inform Seller of such potential breach as soon as possible, but in any event, at or prior to Closing.

    5.07 CHARITABLE CONTRIBUTIONS. During the period from the Closing Date until twenty-four months following the Closing Date, Purchaser shall, or shall cause the Company and the Subsidiaries to, continue to provide charitable contributions or other financial support for non-profit organizations and educational institutions as disclosed in SECTION 5.07 OF THE DISCLOSURE SCHEDULE, in amounts substantially comparable to MPC's past practices as set forth in SECTION 5.07 OF THE DISCLOSURE SCHEDULE taking into account the Restructuring and the Divestiture.

    5.08 TRANSACTION STRUCTURE. Purchaser may determine, in its discretion, to obtain the approval of the SEC under the 1935 Act, or to make the requisite filing within the SEC under Rule 2 of the 1935 Act, to consummate the transactions contemplated by this Agreement pursuant to an exempt holding company structure under the 1935 Act.

                                   ARTICLE VI
                     CONDITIONS TO OBLIGATIONS OF PURCHASER

    The obligations of Purchaser hereunder to purchase the Units are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

    6.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Seller and MPC in this Agreement shall be true and correct on and as of the Closing Date as though made on and as of the Closing Date or, in the case of representations and warranties made as of a specified date earlier than the Closing Date, on and as of such earlier date; except for such failures of representations and warranties to be true and correct (without regard to any materiality qualifier therein) that, individually or in the aggregate, could not result in a material adverse effect to the Business or Condition of MPC and the Company.

    6.02 PERFORMANCE. Seller and MPC shall have performed and complied with, in all material respects, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Seller and MPC at or before the Closing.

    6.03 OFFICERS' CERTIFICATES. Seller shall have delivered to Purchaser a certificate, dated the Closing Date and executed in the name and on behalf of Seller by the Chairman of the Board, the President or any Executive or Senior Vice President of Seller, substantially in the form and to the effect of EXHIBIT A hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of Seller, substantially in the form and to the effect of EXHIBIT B hereto.

    6.04 ORDERS AND LAWS. There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

    6.05 REGULATORY CONSENTS AND APPROVALS. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority set forth in SCHEDULES 3.03 and 3.04 necessary to permit Purchaser and Seller to perform their obligations under this Agreement and to consummate the transactions contemplated hereby, other than those referred to in SECTION 5.08, shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement, including under the HSR Act, shall have occurred.

    6.06 THIRD PARTY CONSENTS. The consents (or in lieu thereof waivers) listed in SECTION 6.06 OF THE DISCLOSURE SCHEDULE shall have been obtained and shall be in full force and effect.

    6.07 COMPLETION OF THE RESTRUCTURING. The Restructuring shall have been completed.

    6.08 ASSIGNMENT OF CONTRACTS. All rights and obligations under those Contracts listed on SCHEDULE 6.08 hereto shall have been duly and validly assigned to the Company or the Subsidiaries by MPC and any required third party consents shall have been obtained.

    6.09 BENEFITS PLANS. All Benefits Plans listed on SCHEDULE 6.09 OF THE DISCLOSURE SCHEDULE hereto shall either have been terminated to the satisfaction of Purchaser or transferred to Seller in a manner that results in no liability to Purchaser.

    6.10 RESIGNATION OF SELLER AS MANAGER OF THE COMPANY. Immediately prior to Closing, Seller shall have resigned as manager of the Company.

                                  ARTICLE VII
                      CONDITIONS TO OBLIGATIONS OF SELLER

    The obligations of Seller hereunder to sell the Units are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Seller in its sole discretion):

    7.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Purchaser in this Agreement, taken as a whole, shall be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date.

    7.02 PERFORMANCE. Purchaser shall have performed and complied with, in all material respects, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Purchaser at or before the Closing.

    7.03 OFFICERS' CERTIFICATES. Purchaser shall have delivered to Seller a certificate, dated the Closing Date and executed in the name and on behalf of Purchaser by the Chairman of the Board, the President or any Executive or Senior Vice President of Purchaser, substantially in the form and to the effect of EXHIBIT C hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of Purchaser, substantially in the form and to the effect of EXHIBIT D hereto.

    7.04 ORDERS AND LAWS. There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

    7.05 REGULATORY CONSENTS AND APPROVALS. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority set forth in SECTIONS 2.06 AND 2.07 OF THE DISCLOSURE SCHEDULE necessary to permit Seller and Purchaser to perform their obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement, including under the HSR Act, shall have occurred.

    7.06 THIRD PARTY CONSENTS. The consents (or in lieu thereof waivers) listed in SECTION 7.06 OF THE DISCLOSURE SCHEDULE shall have been obtained and shall be in full force and effect.

                                  ARTICLE VIII
                       TAX MATTERS AND POST-CLOSING TAXES

    8.01 TAX RETURNS. (a) Seller and MPC will include the income of the Company and the Subsidiaries (including any deferred income triggered into income by Treas. Reg. section 1.1502-13 and any excess loss accounts taken into account under Treas. Reg. section 1.1502-19) on Seller's or MPC's consolidated, combined or unitary federal or state or local Tax Returns for all periods through the Closing Date. Seller shall prepare or cause to be prepared and file or caused to be filed all Tax Returns for MPC, the Company and the Subsidiaries for all periods ending on or prior to the Closing Date which are filed after the Closing Date in accordance with past custom and practice. The Company and the Subsidiaries will furnish Tax information to Seller for inclusion in the relevant Tax Returns in accordance with the past custom and practice of MPC, the Company and the Subsidiaries. Seller shall pay all amounts shown as owing on such Tax Returns, and shall be liable for all such Taxes for periods ending on or prior to the Closing Date.

    (b) Purchaser shall prepare or cause to be prepared and Purchaser shall file or cause to be filed any Tax Returns of MPC, the Company and the Subsidiaries for Tax periods which begin before the Closing Date and end after the Closing Date in accordance with past custom and practice. Purchaser will allow Seller an opportunity to review and comment upon such Tax Returns (including any amended returns) to the extent that they relate to MPC, the Company and the Subsidiaries. Purchaser will take no position on such Tax Returns that relate to MPC, the Company and the Subsidiaries that would materially adversely affect Seller after the Closing Date without the prior written consent of Seller. Seller will furnish Tax information to Purchaser for inclusion in the relevant Tax Returns in accordance with the past custom and practice of MPC, the Company and the Subsidiaries. Seller shall pay to Purchaser within fifteen Business Days after the date on which Taxes are paid with respect to such periods an amount equal to the portion of the amounts shown as owing on such Tax Returns which relates to the portion of such Tax period ending on the Closing Date to the extent such amounts are not reflected in a reserve (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax) for tax liability on MPC's, the Company's or the Subsidiaries' financial statements made available to the Purchaser pursuant to SECTION 2.09(ii) or
SECTION 4.06 hereof. For purposes of this Section, in the case of any Taxes that are imposed on a periodic basis and are payable for a Tax period that includes (but does not end on) the Closing Date, the portion of such Tax which relates to the portion of such Tax period ending on the Closing Date shall (x) in the case of any Taxes other than Income Taxes, be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction, the numerator of which is the number of days in the Tax period ending on the Closing Date and the denominator of which is the number of days in the entire Tax period, and (y) in the case of any Income Tax, be deemed to be equal to the amount which would be payable if the relevant Tax period ended on the Closing Date. Any credits relating to a Tax period that begins before and ends after the Closing Date shall be taken into account as though the relevant Tax period ended on the Closing Date. All determinations necessary to give effect to the foregoing allocations shall be made by Purchaser in a manner consistent with prior practice of MPC, the Company and the Subsidiaries. Seller shall be liable for Taxes of MPC, the Company and the Subsidiaries which are attributable to periods ending on or prior to the Closing Date pursuant to this SECTION 8.01(b) to the extent such Taxes are not reflected in a reserve (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax) for tax liability on MPC's, the Company's or the Subsidiaries' financial statements made available to the Purchaser pursuant to SECTION 2.09(ii) or SECTION 4.06 hereof. Purchaser shall be liable for Taxes of the Company and the Subsidiaries which are attributable to periods after the Closing Date pursuant to this SECTION 8.01(b).

    (c) As soon as reasonably practicable after the signing of this Agreement, Seller will deliver to Purchaser true and correct copies of the federal Income Tax workpapers of the Subsidiaries, Income Tax Returns of the Subsidiaries filed on a stand alone basis within any State, and the Canadian Income Tax Returns of CMPL, each with respect to the Tax periods from 1997 through 1999.

    8.02 NOTICE OF AUDIT. Seller and Purchaser agree that if any of them receives any notice of an audit or examination from any Governmental or Regulatory Authority with respect to Taxes of MPC, the Company, or the Subsidiaries for any taxable period or portion thereof ending on or prior to the Closing Date, then the recipient of such notice shall, within ten days of the receipt thereof, notify and provide copies of such notice to the other party, as the case may be, in accordance with the notice provisions of SECTION 13.01.

    8.03 TAX ADJUSTMENTS. (a) Any Tax refunds that are received by Purchaser or MPC, Seller, the Company or any Subsidiary, and any amounts credited against Tax to which Purchaser or MPC, Seller, the Company or any Subsidiary become entitled, that relate to Tax periods or portions thereof ending on or before the Closing Date shall be for the account of Seller, and Purchaser shall pay over to Seller any such refund or the amount of any such credit within fifteen days after receipt or entitlement thereto. In addition, to the extent that a claim for refund or a proceeding results in a payment or credit against Tax by a taxing authority to Purchaser or MPC, Seller, the Company or any Subsidiary of any amount accrued on MPC's, Seller's, the Company's or any Subsidiary's financial statements made available to Purchaser pursuant to
SECTION 2.09(a)(ii) or SECTION 4.06 hereof, Purchaser shall pay such amount to Seller within fifteen days after receipt or entitlement thereto.

    (b) Any increase in Tax liability of MPC, the Company or any Subsidiary which is the responsibility of Seller under the provisions of SECTION 8.01(a) or
SECTION 8.01(b) shall be paid by Seller to Purchaser or the relevant Governmental or Regulatory Authority as appropriate. Seller has the right to control the handling and disposition of the audit and any related administrative or court proceeding which might give rise to such increase in Tax liability of MPC, the Company or any Subsidiary; PROVIDED, HOWEVER, that the Seller will not enter into any compromise or agreement to settle any Tax claim pursuant to a Tax audit or proceeding which could reasonably be expected to have a material adverse effect on Purchaser, the Company, MPC, or the Subsidiaries for any post Closing period without the prior written consent of Purchaser (which shall not be unreasonably withheld). Purchaser shall, and shall cause the Company and the Subsidiaries to, cooperate fully with Seller with respect to the handling and disposition of any such audit or related administrative or court proceeding.

    (c) Any increase or decrease in Taxes of MPC, the Company or any Subsidiary resulting from adjustments made for periods after the Closing Date shall be for the account of Purchaser.

    8.04 TAX SHARING AGREEMENTS. All tax sharing agreements or similar agreements with respect to or involving MPC, the Company or the Subsidiaries shall be terminated as of the Closing Date and, after the Closing Date, MPC, the Company and the Subsidiaries shall not be bound thereby or have any liability thereunder.

    8.05 TRANSFER TAXES. All transfer, documentary, sales, use, stamp, registration, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be paid by Purchaser when due, and Purchaser will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, Seller will, if necessary, join in the execution of any such Tax Returns and other documentation.

    8.06 POST-CLOSING ELECTIONS. At Seller's request, the Purchaser will cause the Company and its Subsidiaries to make and/or join with Seller in making any tax election if the making of such election does not have a material adverse impact on the Purchaser, the Company or the Subsidiaries for any post-acquisition period.

    8.07 POST-CLOSING TRANSACTIONS NOT IN THE ORDINARY COURSE. Purchaser and Seller agree to report all transactions not in the ordinary course of business occurring on the Closing Date after Purchaser's purchase of the Units of the Company on Purchaser's federal income tax return to the extent permitted by Treas. Reg. section 1.1502-76(b)(1)(B).

    8.08 ALLOCATION OF PURCHASE PRICE. (a) To the extent that Purchaser and Seller make a Code section 338(h)(10) election (and any corresponding elections under state, local or foreign Tax Law) as provided in SECTION 8.09 of this Agreement, Purchaser and Seller shall cooperate fully with each other in the making of such election. In particular, and not by way of limitation, Purchaser shall, within 150 days of the Closing Date, prepare for Seller's review Internal Revenue Service Form 8023, any attachments to be filed therewith, and an allocation of the purchase price attributable thereto, all in accordance with applicable Laws. Upon Seller's approval (which shall not be unreasonably withheld or delayed), Purchaser and Seller shall jointly execute such form. Purchaser, Seller, MPC, the Company and the Subsidiaries will file all Tax Returns (including all amended returns and claims for refund) and information reports in a manner consistent with such form.

    (b) Purchaser shall, within 150 days of the Closing Date, prepare for Seller's review Internal Revenue Service Form 8594, and any attachments to be filed therewith, in accordance with applicable Laws. Upon Seller's approval (which shall not be unreasonably withheld), Purchaser and Seller shall each file such Form 8594 with their Income Tax Returns for the year in which Closing occurs. Purchaser, Seller, MPC, the Company and the Subsidiaries will file all Tax Returns (including all amended returns and claims for refund) and information reports in a manner consistent with the allocation contained on such Form 8594.

    8.09 SECTION 338(H)(10) ELECTION. At Purchaser's option (which must be exercised by written notice to Seller on or before the Closing Date) Seller will join with Purchaser in making an election under Code Section 338(h)(10) (and any corresponding elections under state, local, or foreign tax law) with respect to the purchase and sale of the stock of any of the Subsidiaries hereunder (other than CMPL).

    8.10 SECTION 338(G) ELECTION. At Purchaser's option, Purchaser shall make an election under Code Section 338(g) (and any corresponding election under state, local, or foreign tax law) with respect to the purchase of the stock of CMPL hereunder.

    8.11 NONFOREIGN AFFIDAVIT. Seller shall furnish Purchaser an affidavit, stating under penalty of perjury, the transferor's United States taxpayer identification number and that the transferor is not a foreign person pursuant to Code Section 1445(b)(2).

    8.12 CODE SECTION 754 ELECTION. At Purchaser's request, with respect to any interest in a Person that is taxed as a partnership for federal Income Tax purposes (a "Partnership") that Purchaser acquires hereunder, Seller agrees to cause any such Partnership (if Seller has control over such Partnership) to make a Code section 754 election for the Tax period in which the purchase of the Units occurs.

                                   ARTICLE IX
                       SURVIVAL; NO OTHER REPRESENTATIONS

    9.01  SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND
AGREEMENTS. Except as otherwise set forth herein, the representations, warranties, covenants and agreements contained in this Agreement shall not survive Closing and there shall be no liability in respect thereof, whether such liability has accrued prior to the Closing Date or after the Closing Date, on the part of either party or its officers, directors, employees, agents and Affiliates. This Section shall not limit in any way the survival and enforceability of any covenant or agreement of the parties hereto which by its terms contemplates performance after the Closing Date, which shall survive for the respective periods set forth herein.

    9.02 NO OTHER REPRESENTATIONS. Notwithstanding anything to the contrary contained in this Agreement, it is the explicit intent of each party hereto that neither Seller, MPC nor anyone on their behalf, including its advisor Goldman, Sachs & Co. is making any representation or warranty whatsoever, express or implied, except any representation or warranty contained in ARTICLE II and in any certificate delivered pursuant to SECTION 6.03. In particular, neither Seller nor MPC makes any representation or warranty to Purchaser with respect to
(i) the information set forth in the Confidential Offering Memorandum dated
May 2000 prepared by Goldman, Sachs & Co. or (ii) any financial projection or forecast relating to the Business or Condition of MPC and the Company. With respect to any projection or forecast delivered by or on behalf of Seller or MPC to Purchaser, Purchaser acknowledges that (i) there are uncertainties inherent in attempting to make such projections and forecasts, (ii) it is familiar with such uncertainties, (iii) it is taking full responsibility for making its own evaluation of the adequacy and accuracy of all such projections and forecasts furnished to it and (iv) it shall have no claim against Seller with respect thereto.

                                   ARTICLE X
                                INDEMNIFICATION

    10.01  TAX INDEMNIFICATION.

    (a) Seller agrees to indemnify, defend and hold harmless, Purchaser, any Affiliate of Purchaser and their officers, directors, employees, stockholders, representatives and agents, including after the

Closing Date, the Company, and the Subsidiaries (collectively "PURCHASER INDEMNITEES") from and against any Adverse Consequences the Purchaser Indemnitees may suffer resulting from, arising out of, or relating to any liability of Seller, the Company, MPC, and the Subsidiaries (x) for any Taxes of the Seller, the Company, MPC and any member of the MPC Affiliated Group (other than the Subsidiaries) and for any Taxes of the Subsidiaries, with respect to any Tax year or portion thereof ending on or before the Closing Date (or for any Tax year beginning before and ending after the Closing Date to the extent allocable (determined in a manner consistent with SECTION 8.01(b)) to the portion of such period beginning before and ending on the Closing Date), and
(y) for the unpaid Taxes of any Person under Treas. Reg. Section 1.1502-6.

    (b) Purchaser agrees to indemnify Seller, and their officers, directors, employees, stockholders, representatives and agents (the "SELLER INDEMNITEES"), from and against any Adverse Consequences Seller Indemnitees may suffer resulting from, arising out of, or relating to, any liability of Seller for any Taxes of Purchaser, the Company and the Subsidiaries with respect to any Tax year or portion thereof after the Closing Date (or for any Tax year beginning before and ending after the Closing Date to the extent allocable (determined in a manner consistent with SECTION 8.01(b)), to the portion of such period ending after the Closing Date.

    (c) The obligations of Seller and Purchaser under this SECTION 10.01 shall survive until the expiration of the applicable statute of limitations.

    10.02  INDEMNIFICATION FOR RESTRUCTURING; DIVESTITURE; OIL AND GAS
SALE. (a) Seller agrees to indemnify Purchaser Indemnitees in respect of and hold each of them harmless from and against any Adverse Consequences suffered, incurred or sustained by any of them and resulting from, arising out of or relating to (i) the Restructuring and/or the Divestiture, (ii) any aspect of the business of Seller (other than the Company and the Subsidiaries) or
(iii) regulatory requirements with respect to the use of the proceeds of the Oil and Gas Sale. Seller's obligations under this SECTION 10.02 shall survive indefinitely.

    (b) To the extent such amount is not paid prior to Closing, Seller agrees to indemnify Purchaser Indemnitees in respect of and hold each of them harmless with respect to the amount of $3,894,823 set forth on PP&L Montana, LLC's Invoice Number 82200, dated September 25, 2000 relating to the Wholesale Transmission Services Agreement.

    10.03  OTHER INDEMNIFICATION.  Subject to the other Sections of this
ARTICLE X, Purchaser shall indemnify the Seller and its directors, officers, employees and agents in respect of, and hold each of them harmless from and against, any and all Adverse Consequences suffered, incurred or sustained by any of them or of or relating to MPC, the Company and the Subsidiaries resulting from or arising out of the operation of the business of MPC, the Company and the Subsidiaries from and after Closing (including, without limitation, Adverse Consequences arising out of or relating to any Environmental Law); PROVIDED, HOWEVER, that such indemnity shall not apply until the total amount of such Adverse Consequences shall exceed $1,000,000 at which time the entire amount of all such Adverse Consequences shall be indemnified hereunder.

    10.04 SPECIAL ENVIRONMENTAL INDEMNITY. Seller shall indemnify, defend and hold harmless Purchaser Indemnitees against any Adverse Consequences which Purchaser Indemnitees may suffer, sustain, or become subject to, resulting from or arising out of: any claims, damages, liabilities, taxes, injuries to Persons, property or natural resources, fines, penalties, costs and expenses, including without limitation, settlement costs and reasonable legal, accounting or other expert fees and costs, incurred in connection with investigating or defending any action (an "ENVIRONMENTAL LOSS") sustained or required to be paid by reason of, or arising out of or caused by any act or omission occurring, or condition existing, on or prior to the Closing Date which related directly or indirectly to the business or operations or facilities (past or present) of MPC, the Company or its Subsidiaries, and which relate to a violation of or liability to pay costs, penalties, fines or damages under Environmental Laws; PROVIDED,

HOWEVER, that such indemnity shall be subject to the following: (i) it shall not apply until the total amount of such Environmental Loss exceeds $50,000,000;
(ii) after the first $50,000,000 of Environmental Loss, Seller shall be liable for the next $25,000,000 of Environmental Loss; (iii) Seller shall be liable for 50% of all Environmental Loss in excess of $75,000,000 in the aggregate; and
(iv) in no event shall Seller's obligations under this SECTION 10.04 exceed $100,000,000. Seller's obligations under this SECTION 10.04 shall survive for a period of five years from the Closing Date.

    10.05 SPECIAL LITIGATION INDEMNITY. Seller shall indemnify, defend and hold harmless Purchaser Indemnitees against and pay on behalf of or reimburse Purchaser Indemnitees as and when incurred for any Adverse Consequences which Purchaser Indemnitees may suffer, sustain or become subject to, resulting from or arising out of those matters set forth on SCHEDULE 10.05 hereto. Seller's obligations under this SECTION 10.05 shall survive indefinitely. Purchaser agrees that it will make any employees of the Company or the Subsidiaries connected to the matters set forth in SCHEDULE 10.05 reasonably available to Seller, upon Seller's reasonable request and at Seller's sole expense, for the purposes of defending the matters set forth in this SECTION 10.05.

    10.06 METHOD OF ASSERTING CLAIMS. All claims for indemnification by any Indemnified Party under this ARTICLE X will be asserted and resolved as follows:

    (a) In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under this ARTICLE X is asserted against or sought to be collected from such Indemnified Party by a Person other than Seller or any Affiliate of Seller or of Purchaser (a "THIRD PARTY CLAIM"), the Indemnified Party shall deliver a Claim Notice with reasonable promptness to the Indemnifying Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party under this ARTICLE X and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

        (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
    SECTION 10.06(A), then the Indemnifying Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party, which consent will not be unreasonably withheld, in the case of any settlement that provides for any relief other than the payment of monetary damages as to which the Indemnified Party will be indemnified in full). The Indemnifying Party will have full control of such defense and proceedings, including (except as provided in the immediately preceding sentence) any settlement thereof and shall keep the Indemnified Party informed of all material developments relating to such proceedings; PROVIDED, HOWEVER, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim that the Indemnifying Party elects to contest, or, if appropriate and related to the Third Party Claim in question, in making any counterclaim against the Person asserting the Third Party Claim, or any cross-complaint against any Person (other than the Indemnified Party or any of its Affiliates). The Indemnified Party may retain separate counsel to represent it in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and the Indemnified Party will bear its own costs and expenses with respect to such separate counsel except as provided in the preceding sentence and except that the Indemnifying Party will pay the costs and expenses of such separate counsel if (x) in the Indemnified Party's good faith judgment, it is advisable, based on advice of counsel, for the Indemnified Party to be represented by separate counsel because a conflict or potential conflict exists between the Indemnifying Party and the Indemnified Party or (y) the named parties to such

    Third Party Claim include both the Indemnifying Party and the Indemnified Party and the Indemnified Party determines in good faith, based on advice of counsel, that defenses are available to it that are unavailable to the Indemnifying Party. Notwithstanding the foregoing, the Indemnified Party may retain or take over the control of the defense or settlement of any Third Party Claim the defense of which the Indemnifying Party has elected to control if the Indemnified Party irrevocably waives its right to indemnity under this ARTICLE X with respect to such Third Party Claim.

        (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to SECTION 10.06(a), then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnified Party to a final conclusion or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including (except as provided in the immediately preceding sentence) any settlement thereof; PROVIDED, HOWEVER, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, cooperate with the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting, or, if appropriate and related to the Third Party Claim in question, in making any counterclaim against the Person asserting the Third Party Claim, or any cross-complaint against any Person (other than the Indemnifying Party or any of its Affiliates). Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may retain separate counsel to represent it in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

       (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability to the Indemnified Party with respect to the Third Party Claim under this ARTICLE X or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party with respect to such Third Party Claim, the Adverse Consequences arising from such Third Party Claim will be conclusively deemed a liability of the Indemnifying Party under this
    Article X and the Indemnifying Party shall pay the amount of such Adverse Consequences to the Indemnified Party on demand following the final determination thereof. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by litigation in a court of competent jurisdiction.

        (iv) Notwithstanding any other provision of this SECTION 10.06(a) to the contrary, Purchaser shall have the right to defend all Third Party Claims covered by SECTION 10.04, by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by Purchaser to a final conclusion or will be settled at the discretion of Purchaser (but only with the consent of Seller, which consent will not be unreasonably withheld, in the case of any settlement that provides for any relief involving Seller other than the payment of monetary damages). Purchaser will have full control of such defense and proceedings, including (except as provided in the immediately preceding sentence) any settlement thereof, and shall keep Seller informed of all material developments relating to such proceedings. Seller may retain separate counsel to represent it in, but not control, any defense or settlement of any Third Party Claim controlled by Purchaser pursuant to this SECTION 10.06(a)(iv) and Seller will bear its own costs and expenses with respect to such counsel.

    (b) In the event any Indemnified Party should have a claim under this
ARTICLE X against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver an Indemnity Notice with reasonable promptness to the Indemnifying Party. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim described in such Indemnity Notice, the Adverse Consequences arising from the claim specified in such Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under this ARTICLE X and the Indemnifying Party shall pay the amount of such Adverse Consequences to the Indemnified Party on demand following the final determination thereof. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by litigation in a court of competent jurisdiction.

    (c) In the event of any claim for indemnity under this ARTICLE X, each party agrees to give reasonable access to its Books and Records and employees in connection with the matters for which indemnification is sought to the extent a party reasonably deems necessary in connection with its rights and obligations under this ARTICLE X.

    10.07 REQUIREMENTS FOR INDEMNITY. Notwithstanding anything to the contrary contained in this Agreement, no amounts of indemnity shall be payable as a result of any claim in respect of any and all Adverse Consequences arising under this ARTICLE X, (a) unless the Indemnified Party has given the Indemnifying Party a Claim Notice or Indemnity Notice, as applicable, with respect to such claim, setting forth in reasonable detail the specific facts and circumstances pertaining thereto, (i) as soon as practical following the time at which an officer of the Indemnified Party discovered or reasonably should have discovered such claim and (ii) in any event prior to the applicable Cut-off Date, and
(b) to the extent that the Indemnified Party had a reasonable opportunity, but failed, in good faith to mitigate the Adverse Consequences, including but not limited to the failure to use commercially reasonable efforts to recover under a policy of insurance or under a contractual right of set-off or indemnity.

    10.08 EXCLUSIVITY. After the Closing, to the extent permitted by Law, the indemnities set forth in this ARTICLE X shall be the exclusive remedies of Purchaser and Seller and their respective officers, directors, employees, agents and Affiliates for any misrepresentation, breach of warranty or nonfulfillment or failure to be performed of any covenant or agreement contained in this Agreement, and the parties shall not be entitled to a rescission of this Agreement or to any further indemnification rights or claims of any nature whatsoever in respect thereof, all of which the parties hereto hereby waive.

                                   ARTICLE XI
                                  TERMINATION

    11.01 TERMINATION. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the Closing, whether prior to or after the MPC Stockholders' Approval:

    (a) by mutual written agreement of Seller, MPC and Purchaser;

    (b) by Seller, MPC or Purchaser, in the event that any Order or Law becomes effective, and is non-appealable, restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement, upon notification of the non-terminating party by the terminating party;

    (c) by Seller, MPC or Purchaser if the MPC Stockholders' Approval shall not be obtained by reason of the failure to obtain the requisite vote upon a vote actually held at the MPC Stockholders' Meeting;

    (d) by Seller, MPC or Purchaser (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the representations, warranties, covenants or other agreements contained in this Agreement on the part of the other party, which breach either (i) is not cured with fifteen (15) days following written notice by the terminating party to the party committing such breach, or (ii) by its nature, cannot be cured prior to March 31, 2002;

    (e) at any time after March 31, 2002, by Seller, MPC or Purchaser upon notification of the non-terminating party by the terminating party if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the terminating party;

    (f) by Purchaser if (i) the Board of Directors of MPC shall have (A) failed to recommend, or withdrawn, modified or amended in any respect adverse to Purchaser its approval or recommendation of, this Agreement or the transactions contemplated herein or resolved to do so, or (B) approved or recommended a Superior Proposal from a Person (other than Purchaser) or resolved to do so, or
(ii) Seller or MPC breaches any of its agreements in SECTION 4.04, SECTION 4.11 or SECTION 4.12; or

    (g) by Seller or MPC (but only prior to adoption of the MPC Stockholders' Approval), if the Board of Directors of MPC, by majority vote, shall have determined that an Acquisition Proposal constitutes a Superior Proposal; provided that, (i) MPC shall have provided to Purchaser three (3) Business Days' notice of its intention to terminate this Agreement pursuant to this
SECTION 11.01(g) (which notice shall include the most current version of the agreement to be entered into in connection with the Superior Proposal (or a description of all of the material terms and conditions thereof)), (ii) MPC has complied with the provisions of SECTION 4.04, SECTION 4.11 and SECTION 4.12,
(iii) the Superior Proposal is pending at the time of such termination,
(iv) the Board of Directors shall have determined in good faith, after giving effect to all concessions and modifications which may be offered by Purchaser pursuant to clause (v) below, and after consultation with its financial advisors and outside legal counsel, that such proposal is a Superior Proposal,
(v) during the three (3) Business Days' notice referred to in (i) above, Seller and MPC shall, and shall cause the financial and legal advisors to, negotiate in good faith with Purchaser with respect to any modifications to the terms of this Agreement proposed by Purchaser that would enable MPC and Purchaser to proceed with the transactions contemplated hereby, and (vi) it shall be a condition precedent to the termination of this Agreement by Seller or MPC pursuant to this
SECTION 11.01(g) that Seller and MPC shall have made the payment of the Fee and Expenses required by SECTION 11.03.

    11.02 EFFECT OF TERMINATION. If this Agreement is validly terminated pursuant to SECTION 11.01 and subject to the payment of amounts due under
SECTION 11.03 below, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of Seller, MPC or Purchaser (or any of their respective officers, directors, employees, agents or other representatives or Affiliates), except that (i) the provisions with respect to expenses in SECTION 13.03 and confidentiality in SECTION 13.05 will continue to apply following any such termination, and (ii) that nothing contained herein shall relieve any party hereto from liability for willful breach of its representations, warranties, covenants or agreements contained in this Agreement.

    11.03  FEES AND EXPENSES.

    (a) If this Agreement is terminated (i) pursuant to SECTION 11.01(f)or (g), then Seller and MPC, jointly and severally, shall pay to Purchaser,
(A) simultaneously with any termination by Seller or MPC pursuant to
SECTION 11.01(g), and (B) within one Business Day following any termination by Purchaser contemplated by SECTION 11.01(f), a fee, in cash, equal to $50,000,000 (the "FEE"), and (ii) by Purchaser pursuant to SECTION 11.01(d), and any Person shall have made an Acquisition Proposal prior to such termination, then MPC and Seller, jointly and severally, shall pay to Purchaser on the date of execution of a definitive agreement with respect to an Acquisition Proposal, or, if earlier, consummation of an Acquisition Proposal, the Fee, PROVIDED, HOWEVER, that no Fee shall be payable pursuant to clause (ii) of this SECTION 11.03 unless and until, within 12 months of such termination, MPC or Seller enter into a definitive agreement to consummate, or consummates, any transaction the proposal of which would have constituted an Acquisition Proposal, and PROVIDED, FURTHER, that Seller and MPC shall not in any event be obligated to pay more than one such fee with respect to all such occurrences and such termination. It is understood and agreed that the Fee constitutes liquidated damages and not a penalty.

    (b) In addition to the Fee payable pursuant to SECTION 11.03(a), (i) within one Business Day after the termination of this Agreement pursuant to
SECTION 11.01(c), (f) or (g), or (ii) if this Agreement is terminated by Purchaser pursuant to SECTION 11.01(d) and Purchaser is entitled to receive a Fee pursuant to SECTION 11.03(a) in connection with such termination, on the date of the execution of a definitive agreement with respect to an Acquisition Proposal, or, if earlier, consummation of an Acquisition Proposal, Seller and MPC, jointly and severally, shall pay all of Purchaser's Expenses (as defined below) up to a maximum payment pursuant to this SECTION 11.03(b) of $10,000,000. The term "Expenses" shall include all out-of-pocket expenses and fees (including without limitation fees and expenses payable to all banks, investment banking firms and other financial institutions and their respective agents and counsel for arranging or providing financial advice or financing commitments with respect to this Agreement and the transactions contemplated hereby and all reasonable fees and expenses of counsel, accountants, experts and consultants to Purchaser) actually incurred by Purchaser or on its behalf in connection with the consummation of all transactions contemplated by this Agreement.

                                  ARTICLE XII
                                  DEFINITIONS

    12.01 DEFINITIONS. (a) Defined Terms. As used in this Agreement, the following defined terms have the meanings indicated below:

    "1935 ACT" has the meaning ascribed to it in SECTION 2.25.

    "ACQUISITION PROPOSAL" means any proposal or offer with respect to (i) a merger, reorganization, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving (x) prior to the Restructuring MPC or any of its subsidiaries, and (y) from and after the Restructuring but prior to Closing, Seller or any of its subsidiaries, or
(ii) any direct or indirect acquisition of all or any substantial portion of the assets or 10% or more of the equity securities of (x) prior to the Restructuring, MPC or any of its subsidiaries, and (y) from and after the Restructuring but prior to Closing, Seller or any of its subsidiaries, other than, in any such case, the transactions contemplated by this Agreement and the Divestiture.

    "ACTIONS OR PROCEEDINGS" means any action, suit, proceeding, claims, demands, complaints, arbitration or Governmental or Regulatory Authority investigation.

    "ADVERSE CONSEQUENCES" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, deficiencies, costs, liabilities, obligations, taxes, liens, losses, expenses, and fees, including, without limitation, court costs, interest and reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings or of any claim, default or assessment.

    "AFFILIATE" means any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise.

    "AFFILIATE CONTRACT" has the meaning ascribed to it in SECTION 4.08.

    "AFFILIATED GROUP" means any affiliated group within the meaning of Code
Section 1504(a), or any similar group defined under a similar provision of state, local or foreign Law.

    "AGREEMENT" means this Stock Purchase Agreement and the Disclosure Schedule and the certificates delivered in accordance with SECTIONS 6.03 and 7.03, as the same shall be amended from time to time.

    "ASSETS AND PROPERTIES" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person.

    "BENEFICIALLY" means the beneficial owner of such securities under Rule 13d-3 of the Securities Exchange Act of 1934, as amended, including securities which such Person has a right to acquire (whether such right is exercisable immediately or only after the passage of time).

    "BENEFIT PLAN" means any Plan established by MPC, the Company or any Subsidiary, or any predecessor or Affiliate of any of the foregoing, existing at the Closing Date (or at any time within the five (5) year period prior thereto for a Plan subject to Title IV of ERISA), to which MPC, the Company or any Subsidiary contributes or has contributed, or under which any employee, former employee or director of MPC, the Company or any Subsidiary or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

    "BACKGROUND MATERIALS" has the meaning ascribed to it in SECTION 3.11.

    "BOOKS AND RECORDS" means all files, documents, instruments, papers, books and records relating to the Business or Condition of MPC and the Company, including without limitation financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

    "BUDGET" means, with respect to fiscal year 2000, the FY2000 operating and capital budget of MPC and the Subsidiaries attached as SECTION 12.01 OF THE DISCLOSURE SCHEDULE hereto, and, with respect to fiscal year 2001, the FY2001 operating and capital budget of MPC and the Subsidiaries which shall be delivered to Purchaser not later than December 15, 2000 provided that the amounts budgeted therein shall be within 5% (plus or minus) of the amounts set forth in ANNEX II attached hereto for the line items set forth thereon, unless MPC has previously notified Purchaser and Purchaser has consented to such other amounts, such consent not to be unreasonably withheld or delayed.

    "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of Montana are authorized or obligated to close.

    "BUSINESS OR CONDITION OF MPC AND THE COMPANY" means the business, financial condition or results of operations of MPC, the Company and the Subsidiaries taken as a whole.

    "CAUSE" means the failure to satisfactorily perform job duties, disruption of the employer's operation, or other legitimate business reason; provided, however, that legitimate business reasons shall not include reductions in force, reorganizations, nor restructuring.

    "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended and the rules and regulations promulgated thereunder.

    "CERCLIS" means the Comprehensive Environmental Response and Liability Information System, as provided by 40 C.F.R. Section300.5.

    "CLAIM NOTICE" means written notification pursuant to SECTION 10.06(a) of a Third Party Claim as to which indemnity under ARTICLE X is sought by an Indemnified Party, enclosing a copy of all papers served, if any, and specifying the nature of and the basis for such Third Party Claim and for the Indemnified Party's claim against the Indemnifying Party under ARTICLE X, together with the amount of, or if not then reasonably determinable, the estimated amount, determined in good faith, of the Adverse Consequences arising from such Third Party Claim.

    "CLOSING" means the closing of the transactions contemplated by
SECTION 1.03.

    "CLOSING DATE" means (a) the fifth Business Day after the day on which the last of the consents, approvals, actions, filings, notices or waiting periods described in or related to the filings described in SECTIONS 6.04 through 6.10 and SECTIONS 7.04 through 7.06 has been obtained, made or given or has expired, as applicable, or (b) such other date as Purchaser and Seller mutually agree upon in writing.

    "CMPL" means Canadian-Montana Pipe Line Corporation, an Alberta corporation.

    "COAL SALE" means the sale, by Entech, of all the outstanding capital stock of Basin Resources Inc., a Colorado corporation, Horizon Coal Services Inc., a Montana corporation, North Central Energy Company, a Colorado corporation, Northwestern Resources Co., a Montana corporation and Western Energy Company, a Montana corporation.

    "CODE" means the Internal Revenue Code of 1986, as amended, or any replacement, and the rules and regulations promulgated thereunder.

    "COLSTRIP 1, 2 AND 3 TRANSMISSION ASSETS" has the meaning ascribed to it in that certain Asset Purchase Agreement, dated October 31, 1998, as amended, by and between PPL Montana LLC and MPC.

    "COMMON STOCK" means the common stock, par value $.01 per share, of the Company.

    "COMPANY" has the meaning ascribed to it in the forepart of this Agreement.

    "CONTRACT" means any agreement, lease, license, evidence of Indebtedness, mortgage, indenture, security agreement or other contract; PROVIDED, HOWEVER, that Contract shall not mean a transaction under a published tariff approved by a Governmental or Regulatory Authority.

    "COVERED PARTICIPANTS" has the meaning ascribed to it in SECTION 5.04(e).

    "CUT-OFF DATE" means, with respect to any representation, warranty, covenant or agreement contained in this Agreement, the date on which such representation, warranty, covenant or agreement ceases to survive as provided in SECTION 9.01 or
ARTICLE X.

    "DATA ROOM" has the meaning ascribed to it in SECTION 3.11.

    "DEFINED BENEFIT PLAN" means each Benefit Plan which is subject to Part 3 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA.

    "DES" means Discovery Energy Solutions, Inc., a Montana corporation.

    "DISCLOSURE SCHEDULE" means the record delivered to Purchaser by Seller herewith and dated as of the date hereof, containing all lists, descriptions, exceptions and other information and materials as are required to be included therein by Seller pursuant to this Agreement.

    "DISPUTE PERIOD" means the period ending thirty (30) days following receipt by an Indemnifying Party of either a Claim Notice or an Indemnity Notice.

    "DIVESTITURE" means the completion of the IPP Sale, the Oil and Gas Sale and the Coal Sale.

    "DOLLAR" or "$" means a United States dollar, the lawful currency of the United States, unless otherwise designated.

    "ENTECH" means Entech, Inc., a Montana corporation.

    "ENVIRONMENTAL LAW" means any Law or Order relating to the regulation or protection of human health, public health or safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

    "ENVIRONMENTAL LOSS" has the meaning ascribed to it in SECTION 10.04.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

    "ERISA AFFILIATE" means any Person who is in the same controlled group of corporations or who is under common control with Seller or, before the Closing, the Company or any Subsidiary (within the meaning of Section 414 of the Code).

    "EXCHANGE ACT" means the Exchange Act of 1934, as amended.

    "EXON-FLORIO AMENDMENT" means Section 721 of the Defense Production Act of 1950, as amended, and any successor thereto and the regulations issued pursuant thereto or in consequence thereof.

    "EXPENSES" shall have the meaning ascribed to it in SECTION 11.03(b).

    "FEE" shall have the meaning ascribed to it in SECTION 11.03(a).

    "FCC" means the Federal Communications Commission, or any successor entity thereto.

    "FERC" means the Federal Energy Regulatory Commission, or any successor entity thereto.

    "FINANCIAL STATEMENTS" means the consolidated financial statements of MPC and its consolidated subsidiaries delivered to Purchaser pursuant to
SECTION 2.09 or 4.06.

    "GAAP" means United States generally accepted accounting principles, consistently applied throughout the specified period and in the immediately prior comparable period.

    "GOVERNMENTAL OR REGULATORY AUTHORITY" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or Canada or any state, county, city or other political subdivision.

    "HSR ACT" means Section 7A of the Clayton Act (Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and the rules and regulations promulgated thereunder.

    "INCOME TAXES" means any federal, state, local, or foreign income Tax, including any interest, penalty, or addition thereto, whether disputed or not.

    "INCOME TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto.

    "INDEBTEDNESS" means, with respect to any Person, whether recourse is to all or a portion of the Assets or Properties of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation for such Person evidenced by bonds, debentures, notes or similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (iv) every capital lease obligation of such Person, (v) the maximum fixed redemption or repurchase price of mandatorily redeemable stock of such Person at the time of determination, (vii) every obligation to pay rent or other payment amounts of such Person with respect to any sale and leaseback transaction to which such Person is a party, (vii) all obligations under interest rate protection, hedging or similar agreements, (ix) every obligation of the type referred to in clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise, or which is secured by a Lien on any Asset or Property of such Person.

    "INDEMNIFIED PARTY" means any Person claiming indemnification under any provision of ARTICLE X.

    "INDEMNIFYING PARTY" means any Person against whom a claim for indemnification is being asserted under any provision of ARTICLE X.

    "INDEMNITY NOTICE" means written notification pursuant to SECTION 10.06(b) of a claim for indemnity under ARTICLE X by an Indemnified Party, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably determinable, the estimated amount, determined in good faith, of the Adverse Consequences arising from such claim.

    "INDEPENDENT TRANSMISSION COMPANY" means a for-profit independent transmission company proposed to be created by MPC, Avista Corp., Portland General Electric Co., Puget Sound Energy, Inc., Sierra Pacific Power Co., and Nevada Power Co., pursuant to the Independent Transmission Company Memorandum of Understanding dated April 26, 2000, or any other independent transmission company of similar nature that conforms to FERC Order 2000, whether in existence or proposed to be created, of which MPC, the Company or any Subsidiary is a member or proposes to be a member.

    "INTELLECTUAL PROPERTY" means all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, copyrights and copyright rights, processes, formulae, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes but excluding third party commercial software used in the ordinary course of business) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

    "INTERIM FINANCIAL STATEMENT DATE" means July 31, 2000.

    "INTERIM FINANCIAL STATEMENTS" means the Financial Statements for the most recent fiscal period of MPC delivered to Purchaser pursuant to
SECTION 2.09(a)(ii).

    "IPP SALE" means the sale of the outstanding capital stock of Continental Energy Services, Inc. a Montana corporation, by Entech.

    "IRS" means the United States Internal Revenue Service or any successor agency.

    "KNOWLEDGE OF SELLER AND MPC" (including any correlative term) with respect to a particular fact or other matters, means that any officer of MPC, the Company or any Subsidiary, or a reasonably prudent individual in the position of such officer, after due inquiry, knows or is actually aware of such fact or other matter.

    "LAWS" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

    "LICENSES" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

    "LIENS" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

    "MPC" has the meaning ascribed to it in the forepart of this Agreement.

    "MPC AFFILIATED GROUP" means the Affiliated Group of which MPC has been or is the common parent including MPC.

    "MPC 401(k) PLAN" means the Montana Power Company and Subsidiaries Employee Retirement Savings Plan, as in effect from time to time.

    "MPC PENSION PLAN" has the meaning ascribed to it in SECTION 5.04(g).

    "MPC STOCK OPTION" has the meaning ascribed to it in SECTION 5.04(i).

    "MPC STOCKHOLDERS' APPROVAL" has the meaning ascribed to it in
SECTION 4.12.

    "MPC STOCKHOLDERS' MEETING" has the meaning ascribed to it in SECTION 4.11.

    "NPL" means the National Priorities List under CERCLA.

    "OIL AND GAS SALE" means the sale, by Entech, of all the outstanding capital stock and assets of Altana Exploration Company, a Montana corporation, and all the outstanding capital stock of Entech Gas Ventures, Inc., a Montana corporation, Glacier Gas Company, a Montana corporation, North American Resources Company, a Montana corporation, The Montana Power Gas Company, a Montana corporation, The Montana Power Trading & Marketing Company, a Montana corporation, and Altana Exploration Ltd., an Alberta corporation.

    "OPTION" with respect to any Person means any security, convertible security, right, subscription, call, warrant, option, "phantom" stock right or other Contract that gives the right to (i) purchase or otherwise receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person or (ii) receive or exercise any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of such Person, including any rights to participate in the equity or income of such Person or to participate in or direct the election of any directors or officers of such Person or the manner in which any shares of capital stock of such Person are voted.

    "ORDER" means any writ, judgment, decree, injunction or other order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

    "PARTNERSHIP" has the meaning ascribed to it in SECTION 8.12.

    "PBGC" means the Pension Benefit Guaranty Corporation established under
ERISA.

    "PSC" means the Montana Public Service Commission.

    "PERMITTED LIEN" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent and (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens could not reasonably be expected to materially adversely affect the Business or Condition of MPC and the Company.

    "PENSION BENEFIT PLAN" means each Benefit Plan which is a pension benefit plan within the meaning of Section 3(2) of ERISA.

    "PERSON" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

    "PILKO ENVIRONMENTAL REPORTS" means the reports prepared by Pilko & Associates, Inc. for MPC, titled as follows: "Environmental Assessment of Montana Power's Utility Business" (including Attachments A and B thereto) dated June, 2000; "Phase II Investigation Colstrip Project" dated August, 1998; "Phase II Investigation Corette Project" dated August, 1998; "Phase II Investigation Hydroelectric Project Portfolio (except Milltown)" dated August, 1998; and "Phase II Investigation Milltown Hydroelectric Project" dated August, 1998.

    "PLAN" means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

    "PROXY STATEMENT" has the meaning ascribed to it in SECTION 2.22.

    "PURCHASE PRICE" has the meaning ascribed to it in SECTION 1.02.

    "PURCHASER" has the meaning ascribed to it in the forepart of this Agreement.

    "PURCHASER INDEMNITEES" has the meaning ascribed to it in SECTION 10.01.

    "QUALIFIED PLAN" means each Benefit Plan which is intended to qualify under
Section 401 of the Code.

    "QF" means Qualified Facilities as defined in the Public Utility Regulatory Policies Act of 1978 and the regulations promulgated thereunder, specifically 18 CFR Part 292.

    "REGIONAL TRANSMISSION ORGANIZATION" means that not-for-profit corporation incorporated in the State of Washington on April 27, 2000 in relation to the creation of a regional transmission organization (having the characteristics and functions set forth in FERC Order 2000) by and among Avista, the Bonneville Power Authority, Idaho Power Company, MPC, Nevada Power Company, PacifiCorp, Portland General Electric Company, Puget Sound Energy, Inc. and Sierra Pacific Power Company and any other electric energy transmission system owners willing to participate.

    "REPRESENTATIVES" has the meaning ascribed to it in SECTION 4.03.

    "RESOLUTION PERIOD" means the period ending thirty (30) days following receipt by an Indemnified Party of a written notice from an Indemnifying Party stating that it disputes all or any portion of a claim set forth in a Claim Notice or an Indemnity Notice.

    "RESTRUCTURING" means the reorganization of the corporate structure of MPC including, but not limited to, (i) the merger of Entech with and into Entech LLC, a Montana limited liability company wholly owned by MPC, following which Entech LLC shall be the survivor, (ii) the merger of MPC with and into the Company, a Montana limited liability company wholly owned by Seller, pursuant to which shareholders of MPC will receive capital stock of Seller in exchange for capital stock of MPC, and following which the Company shall be the survivor, and (iii) the distribution of the capital stock of Entech LLC by the Company to Seller.

    "RIGHTS AGREEMENT" has the meaning ascribed to it in SECTION 2.27.

    "SEC" means the Securities and Exchange Commission or any successor entity thereto.

    "SECURITIES ACT" means the Securities Act of 1933, as amended.

    "SELLER" has the meaning ascribed to it in the forepart of this Agreement.

    "SELLER INDEMNITEES" has the meaning ascribed to it in SECTION 10.01(b).

    "SUBJECT DEFINED BENEFIT PLAN" means each Defined Benefit Plan listed and described in SECTION 2.13(a) OF THE DISCLOSURE SCHEDULE.

    "SUBSIDIARIES" means CMPL, DES, Colstrip Community Services Company, a Montana corporation, Montana Power Services Company, a Montana corporation, and One Call Locators, Ltd., a Montana corporation.

    "SUBSTITUTE STOCK OPTIONS" has the meaning ascribed to it in
SECTION 5.04(i).

    "SUPERIOR PROPOSAL" shall mean a bona fide written Acquisition Proposal which the Board of Directors of MPC (prior to the Restructuring and prior to Closing) or Seller (after the Restructuring but prior to Closing) concludes in good faith after consultation with a financial advisor of nationally recognized reputation, taking into account, all legal, financial, regulatory and other aspects of the proposal and the Person making the proposal (including, but not limited to, any break-up fees, expense reimbursement provisions and conditions to consummation), (i) would, if consummated, result in a transaction that is more favorable to all of the stockholders (in their capacities as stockholders) of MPC (prior to the Restructuring) or Seller (after the Restructuring but prior to Closing), from a financial point of view than the transactions contemplated by this Agreement and (ii) is reasonably capable of being consummated; provided, that for purposes of this definition, the term "Acquisition Proposal" shall have the meaning set forth in SECTION 12.01 except that (x) the reference to "10%" in the definition of "Acquisition Proposal" shall be deemed to be a reference to "51%", (y) "Acquisition Proposal" shall only be deemed to refer to a transaction involving, prior to the Restructuring MPC, and after the Restructuring, but prior to Closing, Seller, and (z) the reference to "assets" shall refer to the assets of, prior to the Restructuring, MPC and its subsidiaries taken as a whole, and after the Restructuring but prior to Closing to Seller and its subsidiaries, taken as a whole, and not the assets of any of the Subsidiaries alone.

    "TAX RETURNS" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

    "TAXES" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

    "THIRD PARTY CLAIM" has the meaning ascribed to it in SECTION 10.06(A).

    "TREAS REG." means the regulations (including any proposed or temporary regulations) issued under the Code by the Department of Treasury as they may be amended from time to time, or any applicable successor regulations.

    "UNITS" has the meaning ascribed to it in the recitals to this Agreement.

    "UTILITY BUSINESS" has the meaning ascribed to it in SECTION 2.28.

    "WHOLESALE TRANSMISSION SERVICES AGREEMENT" means the Wholesale Transmission Services Agreement dated December 17, 1999, by and between MPC and PP&L Montana, LLC.

    (b) CONSTRUCTION OF CERTAIN TERMS AND PHRASES. Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender;
(ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrase "ordinary course of business" refers to the business of the Company or a Subsidiary. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. Any representation or warranty contained herein as to the enforceability of a Contract shall be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

                                  ARTICLE XIII
                                 MISCELLANEOUS

    13.01 NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

        If to Purchaser, to:

        NorthWestern Corporation
        125 South Dakota Avenue
        Sioux Falls, SD 57104-6403
        Facsimile No.: (605) 978-2910
        Attn: Eric R. Jacobsen
             Vice President, General Counsel

        with a copy to:

        Paul, Hastings, Janofsky, & Walker, LLP
        1299 Pennsylvania Avenue, N.W.
        Washington, D.C. 20004-2400
        Facsimile No.: (202) 508-9700
        Attn: Charles A. Patrizia

        If to Seller, to:

        Touch America Holdings, Inc.
        40 East Broadway Street
        Butte, Montana 59701-9394
        Facsimile No.: (406) 497-2451
        Attn: Vice President and General Counsel

        If to MPC:

        40 East Broadway Street
        Butte, Montana 59701-9394
        Facsimile No.: (406) 497-2451
        Attn: Vice President and General Counsel

        , in each case with a copy to:

        Milbank, Tweed, Hadley & McCloy LLP
        One Chase Manhattan Plaza
        New York, NY 10005
        Facsimile No.: (212) 530-5219
        Attn: John T. O'Connor

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

    13.02 ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, including without limitation that certain confidentiality agreement between the parties dated June 1, 2000, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

    13.03 EXPENSES. Except as otherwise expressly provided in this Agreement (including without limitation as provided in SECTIONS 11.02 and 11.03), whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the transactions contemplated hereby.

    13.04 PUBLIC ANNOUNCEMENTS. At all times at or before the Closing, MPC, Seller and Purchaser will not issue or make any reports, statements or releases to the public or generally to the employees, customers, suppliers or other Persons to whom MPC, the Company and the Subsidiaries sell goods or provide services or with whom the Company and the Subsidiaries otherwise have significant business relationships with respect to this Agreement or the transactions contemplated hereby (including transition, integration and similar plans) without the consent of the other, which consent shall not be unreasonably withheld. If any party is unable to obtain the approval of its public report, statement or release from the other party and such report, statement or release is, in the opinion of legal counsel to such party, required by Law in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement or release and promptly furnish the other party with a copy thereof. MPC, Seller and Purchaser will also obtain the other party's prior approval which approval shall not be unreasonably withheld of any press release to be issued immediately following the Closing announcing the consummation of the transactions contemplated by this Agreement.

    13.05 CONFIDENTIALITY. Each party hereto will hold, and will use its best efforts to cause its Affiliates, and in the case of Purchaser, any Person who has provided, or who is considering providing, financing to Purchaser to finance all or any portion of the Purchase Price, and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate, Person who has provided, or who is considering providing, financing or Representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or (ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that following the Closing the foregoing restrictions will not apply to Purchaser's use of documents and information concerning MPC, the Company and the Subsidiaries furnished by Seller and MPC hereunder. In the event the transactions contemplated hereby are not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates, any Person who has provided, or who is providing, financing to such party and their respective Representatives to, promptly (and in no event later than five
(5) Business Days after such request) redeliver or cause to be redelivered all copies of confidential documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party which furnished such documents and information or its Representatives.

    13.06 WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

    13.07 AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

    13.08 NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

    13.09 NO ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law and (b) that Purchaser may assign any or all of its rights, interests and obligations hereunder to a wholly-owned subsidiary, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein, but no such assignment referred to in clause (b) shall relieve Purchaser of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

    13.10 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

    13.11 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

    13.12 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to a Contract executed and performed in such State.

    13.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

    13.14 INSURANCE COVERAGE AFTER CLOSING. The parties hereto agree and acknowledge that, except as disclosed in SECTION 13.14 OF THE DISCLOSURE SCHEDULE, each insurance policy listed in SECTION 2.18 OF THE DISCLOSURE SCHEDULE maintained by Seller and its Affiliates (including MPC, the Company and the Subsidiaries) shall be available to or cover MPC, the Company and the Subsidiaries or their respective assets, properties, operations and liabilities after the Closing Date, and all benefits and coverage under each such insurance policy shall continue following the Closing Date.

    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

                                                       NORTHWESTERN CORPORATION

                                                       By:  /s/ ERIC R. JACOBSEN
                                                            -----------------------------------------
                                                            Name: Eric R. Jacobsen
                                                            Title: Vice President, General Counsel

                                                       TOUCH AMERICA HOLDINGS, INC.

                                                       By:  /s/ J.P. PEDERSON
                                                            -----------------------------------------
                                                            Name: J.P. Pederson
                                                            Title: Vice President & Chief Financial
                                                            Officer

                                                       THE MONTANA POWER COMPANY

                                                       By:  /s/ J.P. PEDERSON
                                                            -----------------------------------------
                                                            Name: J.P. Pederson
                                                            Title: Vice President & Chief Financial
                                                            Officer

                                                                         ANNEX C

                        MONTANA BUSINESS CORPORATION ACT
                       SECTIONS 35-1-826 THROUGH 35-1-839

35-1-826 Definitions.

    As used in 35-1-826 through 35-1-839, the following definitions apply:

    (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

    (2) "Corporation" includes the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

    (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under 35-1-827 and who exercises that right when and in the manner required by 35-1-829 through 35-1-837.

    (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

    (5) "Interest" means interest from the effective date of the corporate action until the date of payment at the average rate currently paid by the corporation on its principal bank loans or, if the corporation has no loans, at a rate that is fair and equitable under all the circumstances.

    (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial shareholder to the extent of the rights granted by a nominee certificate on file with a corporation.

    (7) "Shareholder" means the record shareholder or the beneficial shareholder.

35-1-827 Right to dissent.

    (1) A shareholder is entitled to dissent from and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

        (a) consummation of a plan of merger to which the corporation is a party if:

           (i) shareholder approval is required for the merger by 35-1-815 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

           (ii) the corporation is a subsidiary that is merged with its parent corporation under 35-1-818;

        (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the plan;

        (c) consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

        (d) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

           (i) alters or abolishes a preferential right of the shares;

           (ii) creates, alters, or abolishes a right in respect of redemption, including a provision with respect to a sinking fund for the redemption or repurchase of the shares;

          (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

35-1-828 Dissent by nominees and beneficial owners.

    (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

    (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

        (a) he submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

        (b) he does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

35-1-829 Notice of dissenters' rights.

    (1) If a proposed corporate action creating dissenters' rights under 35-1-827 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under 35-1-826 through 35-1-839 and must be accompanied by a copy of 35-1-826 through 35-1-839.

    (2) If a corporate action creating dissenters' rights under 35-1-827 is taken without a vote of shareholders, the corporation shall give written notification to all shareholders entitled to assert dissenters' rights that the action was taken and shall send them the dissenters' notice described in 35-1-831.

35-1-830 Notice of intent to demand payment.

    (1) If proposed corporate action creating dissenters' rights under 35-1-827 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

        (a) shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

        (b) may not vote his shares in favor of the proposed action.

    (2) A shareholder who does not satisfy the requirements of subsection (1)(a) is not entitled to payment for his shares under 35-1-826 through 35-1-839.

35-1-831. Dissenters' notice.

    (1) If proposed corporate action creating dissenters' rights under 35-1-827 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of 35-1-830.

    (2) The dissenters' notice must be sent no later than 10 days after the corporate action was taken and must:

        (a) state where the payment demand must be sent and where and when certificates for certified shares must be deposited;

        (b) inform shareholders of uncertificated shares to what extent transfer of the shares will be restricted after the payment is received;

        (c) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and that requires the person asserting dissenters' rights to certify whether or not he acquired beneficial ownership of the share before the date;

        (d) set a date by which the corporation must receive the payment demand, which may not be fewer than 30 nor more than 60 days after the date the required notice under subsection (1) is delivered; and

        (e) be accompanied by a copy of 35-1-826 through 35-1-839.

35-1-832 Duty to demand payment.

    (1) A shareholder sent a dissenters' notice described in 35-1-831 shall demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to 35-1-831(2)(c), and deposit his certificates in accordance with the terms of the notice.

    (2) The shareholder who demands payment and deposits his certificates under subsection (1) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

    (3) A shareholder who does not demand payment or deposit his certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under 35-1-826 through 35-1-839.

35-1-833 Share restrictions.

    (1) The corporation may restrict the transfer of uncertificated shares from the date of the demand for their payment is received until the proposed corporate action is taken or the restrictions are released under 35-1-835.

    (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

35-1-834 Payment.

    (1) Except as provided in 35-1-836, as soon as the proposed corporate action is taken or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with 35-1-832 the amount the corporation estimates to be the fair value of the dissenter's shares plus accrued interest.

    (2) The payment must be accompanied by:

        (a) the corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

        (b) a statement of the corporation's estimate of the fair value of the shares;

        (c) an explanation of how the interest was calculated;

        (d) a statement of the dissenter's right to demand payment under 35-1-837; and

        (e) a copy of 35-1-826 through 35-1-839.

35-1-835 Failure to take action.

    (1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

    (2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under 35-1-831 and repeat the payment demand procedure.

35-1-836 After-acquired shares.

    (1) A corporation may elect to withhold payment required by 35-1-834 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

    (2) To the extent the corporation elects to withhold payment under subsection (1), after taking the proposed corporate action, the corporation shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, and explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under 35-1-837.

35-1-837 Procedure if shareholder dissatisfied with payment or offer.

    (1) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and the amount of interest due and may demand payment of the dissenter's estimate, less any payment under 35-1-834, or reject the corporation's offer under 35-1-836 and demand payment of the fair value of the dissenter's shares and the interest due if"

        (a) the dissenter believes that the amount paid under 35-1-834 or offered under 35-1-836 is less than the fair value of the dissenter's shares or that the interest due in incorrectly calculated;

        (b) the corporation fails to make payment under 35-1-834 within 60 days after the date set for demanding payment; or

        (c) the corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

    (2) A dissenter waives the right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection
(1) within 30 days after the corporation made or offered payment for his shares.

35-1-838 Court action.

    (1) If a demand for payment under 35-1-837 remains unsettled, the corporation shall commence a proceeding with 60 days after receiving the payment demand and shall petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

    (2) The corporation shall commence the proceeding in the district court of the county where the corporation's principal office or, if its principal office is not located in the state, where its registered office located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

    (3) The corporation shall make all dissenters whose demands remain unsettled, whether or not residents of this state, parties to the proceeding as in an action against their shares, and all parties must be served by certified mail or by publication as provided by law.

    (4) The jurisdiction of the district court in which the proceeding is commenced under subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

    (5) Each dissenter made a party to the proceeding is entitled to judgment:

        (a) for the amount, if any, by which the court finds the fair value of the dissenter's shares plus interest exceeds the amount paid by the corporation; or

        (b) for the fair value plus accrued interest of his after-acquired shares for which the corporation elected to withhold payment under 35-1-836.

35-1-839 Court costs and attorney fees.

    (1) The court in an appraisal proceeding commenced under 35-1-838 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under 35-1-837.

    (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

        (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of 35-1-829 through 35-1-837; or

        (b) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by 35-1-826 through 35-1-839.

    (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award the counsel reasonable attorney fees to be paid out of the amounts awarded the dissenters who were benefited.

[LOGO MONTANA POWER COMPANY]


                                    IMPORTANT

        PLEASE SUBMIT YOUR PROXY TODAY BY ONE OF THE FOLLOWING METHODS:


   TELEPHONE [GRAPHIC]           INTERNET  [GRAPHIC]       MAIL  [GRAPHIC]


                       If you do so now, the company will
                       be saved the expense of follow up
                                 solicitations.
                   PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.




--------------------------------------------------------------------------------
                        - PLEASE DETACH AT PERFORATION -


[X]  PLEASE MARK VOTES AS                         COMMON STOCK
     IN THE EXAMPLE USING            The proxy is instructed to vote as follows
     BLACK OR BLUE INK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

                                                                                         FOR        AGAINST      WITHOLD
1.  MERGER OF THE MONTANA POWER COMPANY                                                  [ ]          [ ]          [ ]
    WITH AND INTO THE MONTANA POWER L.L.C.

    Approval of the agreement and plan of merger among The Montana Power
    Company, Touch America Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of The Montana Power Company, and The Montana Power
    L.L.C., a Montana limited liability company and a wholly owned subsidiary of Touch America Holdings, the result of which is that holders of common shares of The Montana Power Company will receive one share of Touch
    America Holdings' common stock for each share of common stock of The
    Montana Power Company and the holders of shares of Preferred Stock, $6.875
    Series of The Montana Power Company will receive one share of Touch
    America Holdings' Preferred Stock, $6.875 Series for each share of
    Preferred Stock, $6.875 Series of The Montana Power Company.

                                                                                         FOR        AGAINST      WITHOLD
2.  SALE OF THE UTILITY BUSINESS TO NORTHWESTERN                                         [ ]          [ ]          [ ]

    Approval of the sale of substantially all of the assets of The Montana
    Power Company relating to its utility business as contemplated by the Unit
    Purchase Agreement between NorthWestern Corporation, The Montana Power
    Company, and Touch America Holdings, Inc., dated as of September 29, 2000.


                                                                                         FOR        AGAINST      WITHOLD
3.  REDEMPTION OF PREFERRED STOCK                                                        [ ]          [ ]          [ ]

    Approval of the redemption of the Montana Power Company's outstanding
    Preferred Stock, $4.20 Series and Preferred Stock, $6.00 Series.








Signature(s):                                                                                      Dated:                , 2001
              -------------------------------------------------------------------------------------      ---------------
Please sign as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If stock is registered in joint tenancy, all tenants must sign the proxy.


                         VOTE BY TELEPHONE OR INTERNET
                            QUICK***EASY***IMMEDIATE


[GRAPHIC] VOTE BY TELEPHONE

                   It's fast and convenient and your vote is
                              posted immediately.

                       Just follow these four easy steps:


1.    Have your proxy card in hand when you call.

2.    Using a touch-tone telephone, call our toll-free number 1-800-245-6767.

3. You will be prompted to enter the control number shown on the reverse side.

4.    Follow the voting instructions to vote your shares.


VOTE BY INTERNET [GRAPHIC]

         It's fast and convenient and your vote is posted immediately. In addition, you may elect to receive all future materials by
                                   Internet.

                       Just follow these four easy steps:

1.    Have your proxy card in hand when you access our web site.

2.    Go to the website: www.voteyourproxy.com

3. You will be prompted to enter the proxy number, company number, and account number shown on the reverse side.

4.    Follow the prompts to vote your shares.


                                  VOTE BY MAIL


    Mark, sign and date your proxy form below, detach it and return it in the postage paid envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN THIS VOTING INSTRUCTION
                         FORM. THANK YOU FOR YOUR VOTE!




--------------------------------------------------------------------------------
                        - PLEASE DETACH AT PERFORATION -



[LOGO MONTANA POWER COMPANY]



                           PROXY VOTING INSTRUCTIONS

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
    THE SPECIAL MEETING OF SHAREHOLDERS THAT WILL BE HELD AT THE MOTHER LODE
                      THEATRE, 316 W. PARK, BUTTE, MONTANA
                                 ON May 30, 2001.


The undersigned hereby appoints R. P. Gannon, J. P. Pederson, and P. T. Fleming and each of them, with power of substitution, proxies to represent, and to vote all stock of the undersigned at The Montana Power Company's Special Meeting of Shareholders on May 30, 2001, and at any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein. If NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

       Your vote for the proposals may be indicated on the reverse side.



                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

         IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN ON
                     THE REVERSE SIDE AND RETURN PROMPTLY.

[LOGO FOR THE MONTANA POWER COMPANY]


                                   IMPORTANT

        PLEASE SUBMIT YOUR PROXY TODAY BY ONE OF THE FOLLOWING METHODS:


TELEPHONE [TELEPHONE GRAPHIC]  INTERNET [INTERNET GRAPHIC]   MAIL [MAIL GRAPHIC]


                       If you do so now, the company will
                       be saved the expense of follow up
                                 solicitations.
                   PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.




--------------------------------------------------------------------------------
                       o PLEASE DETACH AT PERFORATION o

                                 PREFERRED STOCK
                   The proxy is instructed to vote as follows:

|X| PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

                                                                           FOR  AGAINST   WITHHOLD
1.  MERGER OF THE MONTANA POWER COMPANY                                    |_|    |_|        |_|
    WITH AND INTO THE MONTANA POWER L.L.C.

    Approval of the agreement and plan of merger among The
    Montana Power Company, Touch America Holdings, Inc., a
    Delaware corporation and a wholly owned subsidiary of The
    Montana Power Company, and The Montana Power L.L.C., a
    Montana Limited liability company and a wholly owned subsidiary of Touch America Holdings, dated as of February 20, 2001, the result of which is that holders of common shares of The Montana
    Power Company will be deemed to receive one share of Touch
    America Holdings' common stock for each share of common stock of The Montana Power Company and the holders of shares of Preferred Stock, $6.875 Series of The Montana Power Company will receive one share of Touch America Holdings' Preferred Stock, $6.875 Series for each of Preferred Stock, $6.875 Series of
    The Montana Power Company.

                                                                           FOR  AGAINST   WITHHOLD

2.  SALE OF THE UTILITY BUSINESS TO NORTHWESTERN                            |_|    |_|        |_|

    Approval of the sale of substantially all of the assets of The Montana Power Company relating to its utility business as contemplated by the Unit
    Purchase Agreement between NorthWestern
    Corporation, The Montana Power Company, and
    Touch America Holdings, Inc., dated as of
    September 29, 2000.







Signature(s):                                                              Dated:         , 2001
             -------------------------------------------------------------       ---------
Please sign as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stock is registered in joint tenancy, all tenants must sign the proxy.

                                       VOTE BY TELEPHONE OR INTERNET
                                          QUICK***EASY***IMMEDIATE

 [TELEPHONE GRAPHIC]  VOTE BY TELEPHONE                               VOTE BY INTERNET  [PC GRAPHIC]
It's fast and convenient and your vote is              It's fast and convenient and your vote is posted immediately.
            posted immediately.                        In addition, you may elect to receive all future materials by
                                                                                  Internet.

    Just follow these four easy steps:                              Just follow these four easy steps:

1.  Have your proxy card in hand when you call.        1.  Have your proxy card in hand when you access our website.

2.  Using a touch-tone telephone, call our toll-free   2.  Go to the website: www.voteyourproxy.com
    number 1-800-245-6767.                                                    ---------------------

3.  You will be prompted to enter the control          3.  You will prompted to enter the proxy number, company
    number shown on the reverse side.                      number, and account number shown on the reverse side.

4.  Follow the voting instructions to vote your        4.  Follow the prompts to vote your shares.
    shares.

                                                VOTE BY MAIL

      Mark, sign and date your proxy form below, detach it and return it in the postage paid envelope provided.
     IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN THIS VOTING INSTRUCTION FORM. THANK YOU FOR YOUR VOTE!

--------------------------------------------------------------------------------------------------------------------
                                     o PLEASE DETACH AT PERFORATION o



[LOGO FOR THE MONTANA POWER COMPANY]


                                       PROXY DETACH AT PERFORATION

                       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE SPECIAL MEETING OF SHAREHOLDERS THAT WILL BE HELD AT THE MOTHER LODE THEATER, 316 W. PARK, BUTTE, MONTANA
                                                ON May 30, 2001.

The undersigned hereby appoints R.P. Gannon, J.P. Pederson, and P.T. Fleming and each of the, with power of substitution, proxies to represent, and to vote all stock of the undersigned at The Montana Power
Company's Special Meeting of Shareholders on May 30, 2001, and at any adjournments thereof. In their dis-
cretion, the proxies are authorized to vote upon such other matters as may properly come before the meet-
ing. This proxy when properly executed will be voted in the manner directed herein. If NO SPECIFICATION
IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.



                     Your vote for the proposals may be indicated on the reverse side.



                               THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

          IF YOU ARE NOT VOTING BY TELEPHONE, PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.
                     ---

[LOGO FOR THE MONTANA POWER COMPANY]


                                   IMPORTANT

        PLEASE SUBMIT YOUR PROXY TODAY BY ONE OF THE FOLLOWING METHODS:


TELEPHONE [TELEPHONE GRAPHIC]  INTERNET [INTERNET GRAPHIC]   MAIL [MAIL GRAPHIC]


                       If you do so now, the company will
                       be saved the expense of follow up
                                 solicitations.

                   PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.




--------------------------------------------------------------------------------
                       o PLEASE DETACH AT PERFORATION o

                                  COMMON STOCK
                   The proxy is instructed to vote as follows:

|X| PLEASE MARK VOTES AS
    IN THE EXAMPLE USING
    BLACK OR BLUE INK

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 2 AND 3.

                                                                           FOR  AGAINST   WITHHOLD
1.  MERGER OF THE MONTANA POWER COMPANY                                    |_|    |_|        |_|
    WITH AND INTO THE MONTANA POWER L.L.C.

    Approval of the agreement and plan of merger among The
    Montana Power Company, Touch America Holdings, Inc., a
    Delaware corporation and a wholly owned subsidiary of The
    Montana Power Company, and The Montana Power L.L.C., a
    Montana Limited liability company and a wholly owned subsidiary of Touch America Holdings, dated as of February 20, 2001, the result of which is that holders of common shares of The Montana
    Power Company will be deemed to receive one share of Touch
    America Holdings' common stock for each share of common stock of The Montana Power Company and the holders of shares of Preferred Stock, $6.875 Series of The Montana Power Company will receive one share of Touch America Holdings' Preferred Stock, $6.875 Series for each of Preferred Stock, $6.875 Series of
    The Montana Power Company.

                                                                           FOR  AGAINST   WITHHOLD

2.  SALE OF THE UTILITY BUSINESS TO NORTHWESTERN                            |_|    |_|        |_|

    Approval of the sale of substantially all of the assets of The Montana Power Company relating to its utility business as contemplated by the Unit Purchase
    Agreement between NorthWestern Corporation, The
    Montana Power Company, and Touch America
    Holdings, Inc., dated as of September 29, 2000.

                                                                           FOR  AGAINST   WITHHOLD

3.  REDEMPTION OF PREFERRED STOCK                                          |_|    |_|        |_|

    Approval of the redemption of the Montana
    Power Company's outstanding Preferred
    Stock, $4.20 Series and Preferred Stock, $6.00
    Series.





Signature(s):                                                              Dated:         , 2001
             -------------------------------------------------------------       ---------
Please sign as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stock is registered in joint tenancy, all tenants must sign the proxy.

                                       VOTE BY TELEPHONE OR INTERNET
                                          QUICK***EASY***IMMEDIATE

 [TELEPHONE GRAPHIC]  VOTE BY TELEPHONE                               VOTE BY INTERNET  [PC GRAPHIC]
It's fast and convenient and your vote is              It's fast and convenient and your vote is posted immediately.
           posted immediately.
                                                                    Just follow these four easy steps:
    Just follow these four easy steps:

1.  Have your proxy card in hand when you call.        1.  Have your proxy card in hand when you access our website.

2.  Using a touch-tone telephone, call our toll-       2.  Go to the website: www.proxyvotenow.com/mpc
    free number 1-888-216-1306.                                               ------------------------

3.  You will be prompted to enter the control          3.  You will prompted to enter the control number
    number shown on the reverse side.                      shown on the reverse side.

4.  Follow the voting instructions to vote your        4.  Follow the prompts to vote your shares.
    shares.

                                                VOTE BY MAIL

      Mark, sign and date your proxy form below, detach it and return it in the postage paid envelope provided.
     IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN THIS VOTING INSTRUCTION FORM. THANK YOU FOR YOUR VOTE!

--------------------------------------------------------------------------------------------------------------------
                                     o PLEASE DETACH AT PERFORATION o



[LOGO FOR THE MONTANA POWER COMPANY]


                                        PROXY VOTING INSTRUCTIONS

                       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE SPECIAL MEETING OF SHAREHOLDERS THAT WILL BE HELD AT THE MOTHER LODE THEATER, 316 W. PARK, BUTTE, MONTANA
                                             ON MAY 30, 2001.

The undersigned hereby appoints R.P. Gannon, J.P. Pederson, and P.T. Fleming and each of them, with power of substitution, proxies to represent, and to vote all stock of the undersigned at The Montana Power Company's
Special Meeting of Shareholders on May 30, 2001, and at any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein. If NO SPECIFICATION IS MADE, THIS PROXY
WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

                     Your vote for the proposals may be indicated on the reverse side.



                               THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

          IF YOU ARE NOT VOTING BY TELEPHONE, PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.
                     ---